================================================================================

                               CREDIT AGREEMENT

                        dated as of September 29, 1998

                                     among

                     UNITED RENTALS (NORTH AMERICA), INC.,

                             UNITED RENTALS, INC.,

                        UNITED RENTALS OF CANADA, INC.,

                        VARIOUS FINANCIAL INSTITUTIONS,


                               BANKBOSTON, N.A.,

                                 as Co-Agent,

                        CREDIT LYONNAIS NEW YORK BRANCH

                                      and

                               DEUTSCHE BANK AG,
                           as Documentation Agents,

                            BANK OF AMERICA CANADA,
                              as Canadian Agent,

                                      and

                        BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION,
                                 as U.S. Agent

                   Arranged by BANCAMERICA SECURITIES, INC.

================================================================================

                               TABLE OF CONTENTS

                                                                                          Page
SECTION 1  DEFINITIONS...................................................................    1
     1.1  Definitions....................................................................    1
     1.2  Other Interpretive Provisions..................................................   18

SECTION 2  COMMITMENTS OF THE BANKS; BORROWING, CONVERSION AND
     LETTER OF CREDIT PROCEDURES; SWING LINE LOANS.......................................   18
     2.1  Commitments....................................................................   18
            2.1.1  U.S. Loan Commitment..................................................   18
            2.1.2  Canadian Loan Commitment..............................................   19
            2.1.3  Letter of Credit  Commitment..........................................   19
            2.1.4  Commitment Limits.....................................................   19
            2.1.5  Valuation of Canadian Loans...........................................   19
     2.2  U.S. Loan Procedures...........................................................   19
            2.2.1  Various Types of U.S. Loans...........................................   19
            2.2.2  Borrowing Procedures for U.S. Loans...................................   19
            2.2.3  Conversion and Continuation Procedures for U.S. Loans.................   20
     2.3  Canadian Loan Procedures.......................................................   21
            2.3.1  Various Types of Canadian Loans.......................................   21
            2.3.2  Borrowing Procedures for Canadian Loans...............................   21
            2.3.3  Conversion and Continuation Procedures for Canadian Loans.............   22
            2.3.4  Participations in Canadian Loans......................................   23
            2.3.5  Canadian Participation Obligations Unconditional......................   24
            2.3.6  Canadian Loan Reports.................................................   25
     2.4  Letter of Credit Procedures....................................................   25
            2.4.1  L/C Applications......................................................   25
            2.4.2  Participations in Letters of Credit...................................   25
            2.4.3  Reimbursement Obligations.............................................   25
            2.4.4  Limitation on the Issuing Bank's Obligations..........................   26
            2.4.5  Funding by U.S. Banks to the Issuing Bank.............................   26
            2.4.6  Repayment of Participations...........................................   27
            2.4.7  Participation Obligations Unconditional...............................   27
     2.5  Swing Line Loans...............................................................   27
            2.5.1  Swing Line Loans......................................................   27
            2.5.2  Swing Line Loan Procedures............................................   27
            2.5.3  Refunding of, or Funding of Participations in, Swing Line Loans.......   28
            2.5.4  Repayment of Participations...........................................   29
            2.5.5  Participation Obligations Unconditional...............................   29
            2.5.6  Swing Line Loan Reports...............................................   29
     2.6  Pro Rata Treatment.............................................................   29

2.7  Commitments Several........................................................ 29
2.8  Certain Conditions......................................................... 30

SECTION 3  NOTES EVIDENCING LOANS............................................... 30
          3.1  Notes............................................................ 30
          3.2  Recordkeeping.................................................... 30

SECTION 4  INTEREST............................................................. 30
          4.1  Interest Rates................................................... 30
          4.2  Interest Payment Dates........................................... 31
          4.3  Setting and Notice of Certain Rates.............................. 31
          4.4  Computation of Interest.......................................... 31

SECTION 5  FEES................................................................. 32
          5.1  Facility Fee..................................................... 32
          5.2  Letter of Credit Fees............................................ 32
          5.3  Arrangement and Agents' Fees..................................... 33
          5.4  Closing Fees..................................................... 33

SECTION 6  REDUCTION, INCREASE OR TERMINATION OF THE AGGREGATE
           COMMITMENT; PREPAYMENTS............................................... 33
          6.1  Changes in Aggregate Commitment.................................. 33
                  6.1.1  Reduction or Termination of the Aggregate Commitment... 33
                  6.1.2  Optional Increase in Aggregate Commitment.............. 33
          6.2  Prepayments...................................................... 34
                  6.2.1  Mandatory Prepayments.................................. 34
                  6.2.2  Voluntary Prepayments.................................. 34
                  6.2.3  All Prepayments........................................ 35

SECTION 7  MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES...................... 35
          7.1  Making of Payments............................................... 35
          7.2  Application of Certain Payments.................................. 36
          7.3  Due Date Extension............................................... 36
          7.4  Setoff........................................................... 36
          7.5  Proration of Payments............................................ 37
          7.6  Taxes............................................................ 37


SECTION 8  INCREASED COSTS; SPECIAL PROVISIONS FOR FIXED RATE LOANS............. 39
          8.1  Increased Costs.................................................. 39
          8.2  Basis for Determining Interest Rate Inadequate or Unfair......... 41
          8.3  Changes in Law Rendering Fixed Rate Loans Unlawful............... 41
          8.4  Funding Losses................................................... 42

     8.5  Right of Banks to Fund through Other Offices.......................... 42
     8.6  Discretion of Banks as to Manner of Funding........................... 42
     8.7  Mitigation of Circumstances; Replacement of Affected Bank............. 42
     8.8  Conclusiveness of Statements; Survival of Provisions.................. 43

SECTION 9   WARRANTIES.......................................................... 43
     9.1   Organization, etc.................................................... 43
     9.2   Authorization; No Conflict........................................... 44
     9.3   Validity and Binding Nature.......................................... 44
     9.4   Information.......................................................... 44
     9.5   Financial Information; No Material Adverse Change.................... 45
     9.6   Litigation and Contingent Liabilities................................ 45
     9.7   Ownership of Properties; Liens....................................... 45
     9.8   Subsidiaries......................................................... 45
     9.9   Pension and Welfare Plans............................................ 46
     9.10  Investment Company Act............................................... 46
     9.11  Public Utility Holding Company Act................................... 46
     9.12  Regulation U......................................................... 46
     9.13  Taxes................................................................ 47
     9.14  Solvency, etc........................................................ 47
     9.15  Environmental Matters................................................ 47
     9.16  Year 2000 Problem.................................................... 47
     9.17  Senior Debt.......................................................... 47

SECTION 10  COVENANTS........................................................... 47
     10.1  Reports, Certificates and Other Information.......................... 47
             10.1.1  Audit Report............................................... 48
             10.1.2  Quarterly Reports.......................................... 48
             10.1.3  Projections................................................ 48
             10.1.4  Compliance Certificates.................................... 48
             10.1.5  Reports to SEC and to Shareholders......................... 48
             10.1.6  Notice of Default, Litigation and ERISA Matters............ 49
             10.1.7  Subsidiaries............................................... 50
             10.1.8  Management Reports......................................... 50
             10.1.9  Other Information.......................................... 50
     10.2  Books, Records and Inspections....................................... 50
     10.3  Insurance............................................................ 50
     10.4  Compliance with Laws; Payment of Taxes and Liabilities............... 50
     10.5  Maintenance of Existence, etc........................................ 50
     10.6  Financial Covenants.................................................. 51
             10.6.1  Maximum Leverage........................................... 51
             10.6.2  Minimum Interest Coverage Ratio............................ 51
             10.6.3  Funded Debt to Cash Flow Ratio............................. 51

             10.6.4  Senior Debt to Tangible Assets..........................  51
             10.6.5  Senior Debt to Cash Flow Ratio..........................  51
     10.7  Limitations on Debt...............................................  51
     10.8  Liens.............................................................  53
     10.9  Asset Sales.......................................................  54
     10.10   Restricted Payments.............................................  54
     10.11   Mergers, Consolidations, Amalgamations, Sales...................  54
     10.12   Modification of Documents.......................................  55
     10.13   Use of Proceeds.................................................  55
     10.14   Further Assurances..............................................  56
     10.15   Transactions with Affiliates....................................  56
     10.16   Employee Benefit Plans..........................................  56
     10.17   Environmental Laws..............................................  56
     10.18   Unconditional Purchase Obligations..............................  57
     10.19   Inconsistent Agreements.........................................  57
     10.20   Business Activities.............................................  57
     10.21   Advances and Other Investments..................................  57
     10.22   Location of Assets..............................................  58
     10.23   Activities of Parent............................................  58

SECTION 11  EFFECTIVENESS; CONDITIONS OF LENDING, ETC........................  58
     11.1  Effectiveness.....................................................  58
             11.1.1   Notes..................................................  59
             11.1.2   Resolutions............................................  59
             11.1.3   Consents, etc..........................................  59
             11.1.4   Incumbency and Signature Certificates..................  59
             11.1.5   Guaranties.............................................  59
             11.1.6   Security Agreements....................................  59
             11.1.7   Pledge Agreements......................................  60
             11.1.8   Opinions of Counsel for the Company....................  60
             11.1.9   Intercreditor Agreement................................  60
             11.1.10  Other..................................................  60
     11.2  Conditions to all Credit Extensions...............................  60
             11.2.1   Compliance with Warranties, No Default, etc............  60
             11.2.2   Confirmatory Certificate...............................  61
     11.3  Conditions to Canadian Loans......................................  61

SECTION 12  EVENTS OF DEFAULT AND THEIR EFFECT...............................  61
     12.1  Events of Default.................................................  61
             12.1.1  Non-Payment of the Loans, etc...........................  61
             12.1.2  Non-Payment of Other Debt...............................  62
             12.1.3  Other Material Obligations..............................  62
             12.1.4  Bankruptcy, Insolvency, etc.............................  62

            12.1.5  Non-Compliance with Provisions of This Agreement....... 62
            12.1.6  Warranties............................................. 63
            12.1.7  Pension Plans.......................................... 63
            12.1.8  Judgments.............................................. 63
            12.1.9  Invalidity of Guaranties, etc.......................... 63
            12.1.10  Invalidity of Collateral Documents, etc............... 63
            12.1.11  Change in Control..................................... 63
            12.1.12  Invalidity of Parent Guaranty, etc.................... 64
     12.2  Effect of Event of Default...................................... 64

SECTION 13  THE AGENTS..................................................... 65
     13.1  Appointment and Authorization................................... 65
     13.2  Delegation of Duties............................................ 65
     13.3  Liability of Agent.............................................. 66
     13.4  Reliance by Agents.............................................. 66
     13.5  Notice of Default............................................... 66
     13.6  Credit Decision................................................. 67
     13.7  Indemnification................................................. 67
     13.8  Agent in Individual Capacity.................................... 68
     13.9  Successor Agent; Assignment of Agency........................... 68
     13.10  Withholding Tax................................................ 69
     13.11  Collateral Matters............................................. 71
     13.12  Documentation Agents; Co-Agent................................. 71

SECTION 14  GUARANTY BY THE COMPANY........................................ 71
     14.1  Guaranty........................................................ 71
     14.2  Guaranty Unconditional.......................................... 71
     14.3  Discharge only upon Payment in Full;
           Reinstatement in Certain Circumstances.......................... 72
     14.4  Waiver by the Company........................................... 72
     14.5  Subrogation..................................................... 72
     14.6  Stay of Acceleration............................................ 73

SECTION 15  GENERAL........................................................ 73
     15.1  Waiver; Amendments.............................................. 73
     15.2  Confirmations................................................... 73
     15.3  Notices......................................................... 74
     15.4  Computations.................................................... 74
     15.5  Regulation U.................................................... 74
     15.6  Costs, Expenses and Taxes....................................... 74
     15.7  Judgment........................................................ 75
     15.8  Captions........................................................ 75
     15.9  Assignments; Participations..................................... 75

            15.9.1  Assignments.....................................  75
            15.9.2  Participations..................................  77
     15.10  Governing Law...........................................  77
     15.11  Counterparts............................................  78
     15.12  Successors and Assigns..................................  78
     15.13  Indemnification by the Company..........................  78
     15.14  Forum Selection and Consent to Jurisdiction.............  79
     15.15  Waiver of Jury Trial....................................  79
     15.16  Authorization of Intercreditor Agreement................  80
     15.17  Waiver Under Existing Agreement.........................  80

SCHEDULE 1.1(A)    U.S. Banks and Initial Percentages

SCHEDULE 1.1(B)    Canadian Banks and Initial Percentages

SCHEDULE 1.1(C)    Pricing Schedule

SCHEDULE 1.1(D)    Existing Letters of Credit

SCHEDULE 9.6(a)    Litigation and Contingent Liabilities

SCHEDULE 9.6(b)    Contingent Payments

SCHEDULE 9.7       Properties

SCHEDULE 9.8       Subsidiaries

SCHEDULE 9.15      Environmental Matters

SCHEDULE 10.7(g)   Other Existing Debt

SCHEDULE 10.8      Existing Liens

SCHEDULE 12.1.11   Key Executives

SCHEDULE 15.3      Addresses for Notices

EXHIBIT A-1        Form of Note (U.S.)
                    (Section 3.1)
EXHIBIT A-2        Form of Note (Canadian)
                    (Section 3.1)
EXHIBIT B          Form of Compliance Certificate
                    (Section 10.1.4)

EXHIBIT C      Form of U.S. Guaranty
                (Section 1)
EXHIBIT D      Form of U.S. Security Agreement
                (Section 1)
EXHIBIT E      Form of Company Pledge Agreement
                (Section 1)
EXHIBIT F      Form of Subsidiary Pledge Agreement
                (Section 11.1.7)
EXHIBIT G      Form of Subordination Language
                (Section 1)
EXHIBIT H      Form of Assignment Agreement
                (Section 15.9)
EXHIBIT I      Form of Canadian Guaranty
                (Section 1)
EXHIBIT J      Form of Canadian Security Agreement
                (Section 1)
EXHIBIT K      Form of Intercreditor Agreement
                (Section 1)
EXHIBIT L      Form of Parent Guaranty
                (Section 1)
EXHIBIT M      Form of Parent Pledge Agreement
                (Section 1)
EXHIBIT N      Form of Request for Increase
                (Section 6.1.2)

                               CREDIT AGREEMENT
                               ----------------

     This CREDIT AGREEMENT dated as of September 29, 1998 (this "Agreement") is
                                                                 ---------
entered into among UNITED RENTALS (NORTH AMERICA), INC., a Delaware corporation (the "Company"), UNITED RENTALS, INC., a Delaware corporation ("Parent"), UNITED
      -------                                                   ------
RENTALS OF CANADA, INC., an Ontario corporation ("UR Canada"), the financial
                                                  ---------
institutions that are or may from time to time become parties hereto (together with their respective successors and assigns, the "Banks"), BANK OF AMERICA
                                                   -----
CANADA (in its individual capacity, "BAC"), as Canadian Agent, and BANK OF
                                     ---
AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (in its individual capacity, "BofA"), as U.S. Agent.
 ----

     In consideration of the mutual agreements contained herein, the parties hereto agree as follows:

     SECTION 1  DEFINITIONS, ETC.

     1.1  Definitions.  When used herein the following terms shall have the
          -----------
following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

     Acquisition Subsidiary means a Subsidiary of Parent organized solely for
     ----------------------
the purpose of acquiring the stock or assets of a Person as permitted by Section
                                                                         -------
10.11.
-----

     Affected Bank means any Bank that has given notice to a Borrower (which has
     -------------
not been rescinded) of (i) any obligation of such Borrower to pay any amount pursuant to Section 7.6 or 8.1 or (ii) the occurrence of any circumstances of
            -----------    ---
the nature described in Section 8.2 or 8.3.
                        -----------    ---

     Affiliate of any Person means (i) any other Person which, directly or
     ---------
indirectly, controls or is controlled by or is under common control with such Person and (ii) any officer or director of such Person.

     Agent means each of the Canadian Agent and the U.S. Agent.
     -----

     Agent-Related Persons means either Agent and any successor thereto in such
     ---------------------
capacity hereunder, together with their respective Affiliates (including the Arranger) and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

     Aggregate Canadian Commitment means at any time an amount equal to the
     -----------------------------
lesser of (a) the Aggregate Commitment and (b) a Dollar Equivalent amount of U.S.$40,000,000.

     Aggregate Commitment means at any time an amount equal to the aggregate
     --------------------
amount of the Commitments of all U.S. Banks. The initial amount of the Aggregate Commitment is U.S.$750,000,000.

     Aggregate Outstandings means at any time the sum of (a) the aggregate
     ----------------------
Dollar Equivalent principal amount of all outstanding Loans and (b) the Stated Amount of all Letters of Credit.

     Agreement - see the Preamble.
     ---------           --------

     Arranger means BancAmerica Securities, Inc., a Delaware corporation.
     --------

     Assignment Agreement - see Section 15.9.1.
     --------------------       --------------

     BAC - see the Preamble.
     ---           --------

     BA Rate means, with respect to any BA Rate Loan for any Interest Period,
     -------
the rate of interest per annum as announced by BAC in Toronto, Ontario as its "BA Rate" on the first day of such Interest Period for a period comparable to such Interest Period.

     BA Rate Loan means a Loan to UR Canada that bears interest based on the BA
     ------------
Rate.

     Bank - see the Preamble.  References to the "Banks" shall include the
     ----           --------
Issuing Bank and the Swing Line Bank; for purposes of clarification only, to the extent that BofA (or any successor Issuing Bank or Swing Line Bank) may have any rights or obligations in addition to those of the other Banks due to its status as Issuing Bank or Swing Line Bank, its status as such will be specifically referenced.

     Bank Act Security means assignments of inventory and proceeds by UR Canada
     -----------------
to and in favour of each Canadian Bank creating a first fixed charge on such assets pursuant to Section 427 of the Bank Act (Canada), together with all documents related or ancillary thereto.

     Base Rate means at any time the greater of (a) the Federal Funds Rate plus
     ---------
0.5% and (b) the Reference Rate.

     Base Rate Loan means any Loan to the Company which bears interest at or by
     --------------
reference to the Base Rate.

     BofA - see the Preamble.
     ----           --------

     Borrower means each of the Company and UR Canada.
     --------

     Business Day means any day on which BofA is open for commercial banking
     ------------
business in Chicago, New York and San Francisco (and, in the case of payments and disbursements in Canadian Dollars, on which BAC is open for commercial banking business in Toronto) and, in the case of a Business Day which relates to a Eurodollar Loan, on which dealings are carried on in the applicable offshore U.S. Dollar or Canadian Dollar interbank market.

     Canadian Agent means BAC in its capacity as agent for the Canadian Banks
     --------------
hereunder and any successor thereto in such capacity.

     Canadian Bank means each Bank listed on Schedule 1.1(B) and its permitted
     -------------                           ---------------
successors and assigns.  Each Canadian Bank shall be either (i) a U.S. Bank or
(ii) an Affiliate of a U.S. Bank which has been designated to be a Canadian Bank hereunder by such U.S. Bank.

     Canadian Cost of Funds Rate means, for any day, a rate per annum equal to
     ---------------------------
the cost of funds of the Canadian Agent as established by the Canadian Agent based on its customary practice.

     Canadian Dollar and Cdn.$ mean lawful money of Canada.
     ---------------     -----

     Canadian Guaranty means a guaranty issued by a Subsidiary of UR Canada
     -----------------
substantially in the form of Exhibit I hereto.
                             ---------

     Canadian Loan - see Section 2.1.2.
     -------------       -------------

     Canadian Participation Funding Notice means a written notice from any Bank
     -------------------------------------
(including any Canadian Bank) informing the U.S. Agent that an Event of Default has occurred and is continuing and directing the U.S. Agent to notify all Banks thereof and to notify all Non-Canadian Banks to fund their participations in the Canadian Loans as provided in Section 2.3.4.
                              -------------

     Canadian Percentage means, with respect to any Canadian Bank, the
     -------------------
percentage specified opposite such Canadian Bank's name on Schedule 1.1(B),
                                                           ---------------
reduced (or increased) by assignments pursuant to Section 15.9.1.
                                                  --------------

     Canadian Security Agreement means a security agreement issued by UR Canada
     ---------------------------
or a Subsidiary thereof substantially in the form of Exhibit J hereto.
                                                     ---------

     Canadian Subsidiary means any Subsidiary of the Company which is organized
     -------------------
under the federal or provincial laws of Canada and which carries on its business primarily in Canada.

     Capital Lease means, with respect to any Person, any lease of (or other
     -------------
agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

     Cash Equivalent Investment means, at any time, (a) any evidence of Debt,
     --------------------------
maturing not more than one year after such time, issued or guaranteed by the United States Government or any agency thereof, (b) commercial paper, maturing not more than one year from the date of issue, or corporate demand notes, in each case (unless issued by a "Lender" under and as defined in the Term Loan Agreement or a Bank or its holding company) for such a "Lender" or a Bank (any such Person a "Permitted Bank") rated at least A-l by Standard & Poor's Ratings Group or P-l by

Moody's Investors Service, Inc., (c) any certificate of deposit (or time deposits represented by such certificates of deposit) or bankers acceptance, maturing not more than one year after such time, or overnight Federal Funds transactions that are issued or sold by any Permitted Bank or a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than U.S.$500,000,000, (d) any repurchase agreement entered into with any Permitted Bank (or other commercial banking institution of the stature referred to in clause (c)) which (i) is secured by a fully perfected security interest in any
----------
obligation of the type described in any of clauses (a) through (c) and (ii) has
                                           -----------         --
a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Permitted Bank (or other commercial banking institution) thereunder and (e) investments in short-term asset management accounts offered by any Permitted Bank for the purpose of investing in loans to any corporation (other than Parent or an Affiliate of Parent), state or municipality, in each case organized under the laws of any state of the United States or of the District of Columbia.

     Cash Flow means, as of the last day of any Fiscal Quarter, Consolidated Net
     ---------
Income for the period of four Fiscal Quarters ending on the last day of such Fiscal Quarter plus, to the extent deducted in determining such Consolidated Net
               ----
Income, Interest Expense, income tax expense, depreciation and amortization for such period, all calculated on a pro forma basis in accordance with Article 11
                                 --- -----
of Regulation S-X of the SEC.

     Code means the Internal Revenue Code of 1986.
     ----

     Collateral Agent means BofA in its capacity as Collateral Agent under the
     ----------------
Intercreditor Agreement and any successor thereto in such capacity.

     Collateral Documents means the Company Pledge Agreement, each Subsidiary
     --------------------
Pledge Agreement, the Parent Pledge Agreement, the U.S. Security Agreement, each Canadian Security Agreement, the Bank Act Security and any other agreement pursuant to which the Company, Parent or any Subsidiary grants a Lien on collateral to the Collateral Agent, either Agent or any Bank for the benefit of the Banks.

     Commercial Letter of Credit means any Letter of Credit other than a standby
     ---------------------------
Letter of Credit.

     Commitment means (a) as to any U.S. Bank, the obligation of such U.S. Bank
     ----------
to make U.S. Loans, and to issue or participate in Letters of Credit, hereunder; and (b) as to any Canadian Bank, the obligation of such Canadian Bank to make Canadian Loans hereunder. The amount of the Commitment of each Bank is set forth on Schedule 1.1(A) and/or 1.1(B), as applicable.
         ---------------        ------

     Company - see the Preamble.
     -------           --------

     Company Pledge Agreement means the Second Restated Company Pledge Agreement
     ------------------------
dated as of September 29, 1998 between the Company and the Collateral Agent, substantially in the form of Exhibit E.
                             ---------

     Computation Date means the last Business Day of each calendar month, each
     ----------------
date on which UR Canada borrows, converts or continues any Canadian Loan hereunder and each date on which the Dollar Equivalent principal amount of a Canadian Loan of an Affected Bank is required to be determined under Section
                                                                     -------
8.3.
---

     Computation Period means each of the following periods: (i) the period of
     ------------------
three Fiscal Quarters ending September 30, 1998 and (ii) each period of four Fiscal Quarters ending on the last day of a Fiscal Quarter on or after December 31, 1998.

     Consolidated Net Income means, with respect to Parent and its Subsidiaries
     -----------------------
for any period, the net income (or loss) of Parent and its Subsidiaries for such period, excluding any extraordinary gains during such period and any Pooling
        ---------
Charges booked during such period.

     Contingent Payment means any payment that has been (or is required to be)
     ------------------
made under any of the following circumstances:

          (a) such payment is required to be made by Parent or any Subsidiary in connection with the purchase of any asset or business, where the obligation of Parent or the applicable Subsidiary to make such payment (or the amount thereof) is contingent upon the financial or other performance of such asset or business on an ongoing basis (e.g., based on revenues or similar measures of performance);

          (b) such payment is required to be made by Parent or any Subsidiary in connection with the achievement of any particular business goal (excluding employee compensation and bonuses in the ordinary course of business);

          (c) such payment is required to be made by Parent or any Subsidiary under circumstances similar to those described in clause (a) or (b) or
                                                       ----------    ---
     provides substantially the same economic incentive as would a payment described in clause (a) or (b); or
                  ----------    ---

          (d) such payment is required to be made by Parent or any Subsidiary in connection with the purchase of any real estate, where the obligation to make such payment is contingent on any event or condition (other than customary closing conditions for a purchase of real estate).

     Controlled Group means all members of a controlled group of corporations
     ----------------
and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with Parent, are treated as a single employer under Section 414 of the Code or Section 4001 of ERISA.

     Debt of any Person means, without duplication, (a) all indebtedness of such
     ----
Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all obligations of such Person as lessee under Capital Leases which have been or should be recorded as liabilities on a balance sheet of such Person, (c) all obligations of such Person to pay the deferred purchase price of property or services (including Contingent Payments and Holdbacks but excluding trade accounts payable in the ordinary course of business), (d) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such indebtedness, the amount of the Debt of such Person in connection therewith shall be limited to the lesser of the face amount of such indebtedness or the fair market value of all property of such Person securing such indebtedness), (e) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and banker's acceptances issued for the account or upon the application of such Person (including the Letters of Credit), (f) all Hedging Obligations of such Person and (g) all Suretyship Liabilities of such Person.

     Dollar Equivalent means, at any time, (a) as to any amount denominated in
     -----------------
U.S. Dollars, the amount thereof at such time, and (b) as to any amount denominated in Canadian Dollars, the equivalent amount in U.S. Dollars as determined by the U.S. Agent at such time on the basis of the Spot Rate for the purchase of U.S. Dollars with Canadian Dollars on the most recent Computation Date or such other date as is specified herein.

     Effective Date - see Section 11.1.
     --------------       ------------

     Environmental Claims means all claims, however asserted, by any
     --------------------
governmental, regulatory or judicial authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

     Environmental Laws means all federal, state, provincial or local laws,
     ------------------
statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authority, in each case relating to environmental, health, safety and land use matters.

     ERISA means the Employee Retirement Income Security Act of 1974.
     -----

     Eurodollar Loan means any Loan which bears interest at a rate determined by
     ---------------
reference to the Eurodollar Rate.

     Eurodollar Office means, with respect to any Bank, the office or offices of
     -----------------
such Bank which shall be making or maintaining the Eurodollar Loans of such Bank hereunder or such other office or offices through which such Bank determines its Eurodollar Rate. A Eurodollar Office of any Bank may be, at the option of such Bank, either a domestic or foreign office.

     Eurodollar Rate means, with respect to any Eurodollar Loan for any Interest
     ---------------
Period, the rate of interest per annum (rounded upward, if necessary, to the next 1/16th of 1%) determined by the applicable Agent as follows:

          (a) In the case of Eurodollar Loans to the Company:

          Eurodollar Rate =              IBOR
                                         ----
                          1.00 - Eurodollar Reserve Percentage

     where,

               Eurodollar Reserve Percentage means, for any day for any Interest
               -----------------------------
          Period, a percentage (expressed as a decimal, rounded upward, if necessary, to an integral multiple of 1/100th of 1%) in effect on such day under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

               IBOR means the rate per annum at which deposits in U.S. Dollars
               ----
          in immediately available funds are offered by the Eurodollar Office of BofA two Business Days prior to the beginning of such Interest Period to major banks in the interbank eurodollar market as at or about 10:00 a.m., Chicago time, for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount equal or comparable to the amount of the Eurodollar Loan of BofA for such Interest Period.

          (b) In the case of Eurodollar Loans to UR Canada:

          Eurodollar Rate =              Canadian IBOR
                                         -------------
                          1.00 - Canadian Eurodollar Reserve Percentage

     where,

               Canadian Eurodollar Reserve Percentage means for any day for any
               --------------------------------------
          Interest Period, a percentage (expressed as a decimal, rounded upward, if necessary, to an integral multiple of 1/100th of 1%) in effect on such day under regulations issued from time to time by the Bank of Canada or any other relevant governmental authority in Canada for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding; and

               Canadian IBOR means the rate per annum at which deposits in
               -------------
          Canadian Dollars in immediately available funds are offered by the Eurodollar Office of BAC two Business Days prior to the first day of such Interest Period to major banks in the interbank eurodollar market as at or about 10:00 A.M., Chicago time, for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount equal or comparable to the amount of the Eurodollar Loan of BAC for such Interest Period.

     Event of Default means any of the events described in Section 12.1.
     ----------------                                      ------------

     Exchange Act means the Securities Exchange Act of 1934.
     ------------

     Existing Agreement means the Third Amended and Restated Credit Agreement
     ------------------
dated as of May 12, 1998 among the Company (then known as United Rentals, Inc.), UR Canada, various financial institutions, BAC, as Canadian Agent, and BofA, as U.S. Agent, as amended by the First Amendment thereto dated as of July 10, 1998.

     Existing Letters of Credit means the letters of credit listed on Schedule
     --------------------------                                       --------
1.1(D).
------

     Existing U.S. Rentals Agreement means the Credit Agreement dated as of
     -------------------------------
February 26, 1997 among U.S. Rentals, various financial institutions and BofA, as Administrative Agent.

     Federal Funds Rate means, for any day, the rate set forth in the weekly
     ------------------
statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor publication, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the U.S. Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the U.S. Agent.

     Financial Letter of Credit means any standby Letter of Credit determined by
     --------------------------
the U.S. Agent to be a "financial guaranty-type Standby Letter of Credit" as defined in footnote 13 to Appendix A to the Risk Based Capital Guidelines issued by the Comptroller of the Currency (or in any successor regulation, guideline or ruling by any applicable banking regulatory authority).

     Fiscal Quarter means a fiscal quarter of a Fiscal Year.
     --------------

     Fiscal Year means the fiscal year of Parent and its Subsidiaries, which
     -----------
period shall be the 12-month period ending on December 31 of each year. References to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year 1997") refer to the Fiscal Year ending on December 31 of such calendar year.

     Fixed Rate Loan means a Eurodollar Loan or a BA Rate Loan.
     ---------------

     Fixed Rate Margin - see Schedule 1.1(C).
     -----------------       ---------------

     Floating Rate Margin - see Schedule 1.1(C).
     --------------------       ---------------

     Foreign Subsidiary means each Subsidiary of Parent which is organized under
     ------------------
the laws of any jurisdiction other than, and which is conducting the majority of its business outside of, the United States or any state thereof.

     FRB means the Board of Governors of the Federal Reserve System, and any
     ---
governmental authority succeeding to any of its principal functions.

     Funded Debt means all Debt of Parent and its Subsidiaries, excluding (i)
     -----------
contingent obligations in respect of undrawn letters of credit and Suretyship Liabilities (except to the extent constituting contingent obligations or Suretyship Liabilities in respect of Funded Debt of a Person other than Parent or any Subsidiary), (ii) Hedging Obligations, (iii) Debt of the Company to Subsidiaries and Debt of Subsidiaries to the Company or to other Subsidiaries and (iv) Debt (including guaranties thereof) in respect of the QuIPS Debentures and the QuIPS Preferred Securities.

     Funded Debt to Cash Flow Ratio means, as of the last day of any Fiscal
     ------------------------------
Quarter, the ratio of (i) Funded Debt as of such day to (ii) Cash Flow as of such day.

     GAAP means generally accepted accounting principles set forth from time to
     ----
time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

     Group of Loans means Loans of the same type made by the U.S. Banks or the
     --------------
Canadian Banks, as the case may be, to the same Borrower which have the same Interest Period.

     Guaranty means each Canadian Guaranty and the U.S. Guaranty.
     --------

     Hedging Obligations means, with respect to any Person, all liabilities of
     -------------------
such Person under interest rate, currency, commodity and equity swap agreements, cap agreements and collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates, currency exchange rates, commodity prices or equity prices.

     Holdback means an unsecured, non-interest-bearing obligation of Parent or
     --------
any Subsidiary to pay a portion of the purchase price for any purchase or other acquisition permitted hereunder which matures within nine months of the date of such purchase or other acquisition.

     Immaterial Law means any provision of any Environmental Law the violation
     --------------
of which will not (a) violate any judgment, decree or order which is binding upon Parent or any Subsidiary, (b) result in or threaten any injury to public health or the environment or any material damage to the property of any Person or (c) result in any liability or expense (other than any de minimis liability
                                                          -- -------
or expense) for Parent or any Subsidiary; provided that no provision of any Environmental Law shall be an Immaterial Law if the U.S. Agent has notified the Company that the Required Banks have determined in good faith that such provision is material.

     Intercreditor Agreement means the Intercreditor Agreement dated as of
     -----------------------
September 29, 1998 among BofA, as U.S. Agent, BofA, as agent for the lenders under the Term Loan Agreement, BofA, as Collateral Agent, and the holders of the Permitted Senior Secured Debt (or an agent therefor), substantially in the form of Exhibit K.
   ---------

     Interest Coverage Ratio means the ratio of (a) Consolidated Net Income
     -----------------------
before deducting Interest Expense, income tax expense and Rentals for any Computation Period to (b) Interest Expense plus Rentals for such Computation
                                           ----
Period.

     Interest Expense means for any period the consolidated interest expense of
     ----------------
Parent and its Subsidiaries for such period (including, without duplication, interest paid on the QuIPS Debentures, distributions on (but not redemptions of) the QuIPS Preferred Securities, imputed interest on Capital Leases and any interest which is capitalized but excluding amortization of deferred financing costs).

     Interest Period means, (a) as to any Eurodollar Loan, the period commencing
     ---------------
on the date such Loan is borrowed or continued as, or converted into, a Eurodollar Loan and ending on the date one, two, three or six months thereafter as selected by the applicable Borrower pursuant to Section 2.2 or 2.3, as the
                                                   -----------    ---
case may be; and (b) as to any BA Rate Loan, the period commencing on the date on which such Loan is borrowed or continued as, or converted into, a BA Rate Loan and ending on the date 30, 60 or 90 days thereafter, as selected by UR Canada pursuant to Section 2.3; provided that:
                   -----------  --------

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless, in the case of a Eurodollar Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (ii) any Interest Period for a Eurodollar Loan that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period; and

               (iii) neither Borrower may select any Interest Period for any Loan which would extend beyond the scheduled Termination Date.

     Investment means, relative to any Person, (a) any loan or advance made by
     ----------
such Person to any other Person (excluding any commission, travel or similar advances made to directors, officers and employees of Parent or any of its Subsidiaries), (b) any Suretyship Liability of such Person, (c) any ownership or similar interest held by such Person in any other Person and (d) deposits and the like relating to prospective acquisitions of businesses (excluding deposits placed in escrow pursuant to bona fide arrangements that provide for the return of such deposits to the Company or the applicable Subsidiary in the event that the related transaction is not consummated for any reason by a date certain).

     Issuing Bank means BofA in its capacity as issuer of one or more Letters of
     ------------
Credit hereunder, together with any replacement letter of credit issuer under
Section 13.9.
------------

     L/C Application means, with respect to any request for the issuance of a
     ---------------
Letter of Credit, a letter of credit application in the form being used by the Issuing Bank at the time of such request for the type of letter of credit requested.

     Letter of Credit - see Section 2.1.3.  References to Letters of Credit
     ----------------       -------------
include the Existing Letters of Credit.

     Lien means, with respect to any Person, any interest granted by such Person
     ----
in any real or personal property, asset or other right owned or being purchased or acquired by such Person which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, charge, hypothecation or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

     Loan Documents means this Agreement, the Notes, each Guaranty, the L/C
     --------------
Applications, the Collateral Documents and the Parent Guaranty.

     Loan Party means each Borrower, each Subsidiary which is a party to any
     ----------
Loan Document and Parent.

     Loans means U.S. Loans, Canadian Loans and Swing Line Loans.
     -----

     Margin Stock means any "margin stock" as defined in Regulation U of the
     ------------
FRB.

     Material Adverse Effect means (a) a material adverse change in, or a
     -----------------------
material adverse effect upon, the financial condition, operations, assets, business, properties or prospects of

Parent, and its Subsidiaries taken as a whole, or (b) a material adverse effect upon any substantial portion of the collateral under the Collateral Documents or upon the legality, validity, binding effect or enforceability against Parent, the Company or any Subsidiary of the Company of any Loan Document.

     Multiemployer Pension Plan means a multiemployer plan, as such term is
     --------------------------
defined in Section 4001(a)(3) of ERISA, and to which Parent or any member of the Controlled Group may have any liability.

     Net Worth means the sum of (a) Parent's consolidated stockholders' equity
     ---------
(including preferred stock accounts) plus (b) to the extent, if any, not included in such stockholders' equity, the outstanding amount of the QuIPS Preferred Securities plus (c) the amount of the Pooling Charges.

     Non-Canadian Bank means a U.S. Bank which is not, and has not designated an
     -----------------
Affiliate as, a Canadian Bank.

     Non-Financial Letter of Credit means any standby Letter of Credit other
     ------------------------------
than a Financial Letter of Credit.

     Note - see Section 3.1.
     ----       -----------

     PBGC means the Pension Benefit Guaranty Corporation and any entity
     ----
succeeding to any or all of its functions under ERISA.

     Parent means United Rentals, Inc., a Delaware corporation.
     ------

     Parent Guaranty means the Restated Parent Guaranty dated as of September
     ---------------
29, 1998 executed by Parent, substantially in the form of Exhibit L.
                                                          ---------

     Parent Pledge Agreement means the Restated Parent Pledge Agreement dated as
     -----------------------
of September 29, 1998 between Parent and the Collateral Agent, substantially in the form of Exhibit M.
            ---------

     Pension Plan means a "pension plan", as such term is defined in Section
     ------------
3(2) of ERISA, which is subject to Title IV of ERISA (other than a Multiemployer Pension Plan), and to which Parent or any member of the Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

     Percentage means, with respect to any U.S. Bank, the percentage specified
     ----------
opposite such U.S. Bank's name on Schedule 1.1(A), reduced (or increased) by
                                  ---------------
assignments pursuant to Section 15.9.1.
                        --------------

     Permitted Holders means (a) the executive managers of the Company as of
     -----------------
the Effective Date and their respective estates, their respective spouses and former spouses, their lineal descendants, the legal representatives of any of the foregoing, the trustees of any bona fide trusts of which any of the foregoing are the sole beneficiaries, and any Person of which any of the foregoing "beneficially owns" (within the meaning of Rule 13d-3 under the Exchange Act) at least 51% of each class of equity interests of such Person; and
(b) Richard D. Colburn and any of his estate, his spouse or any former spouse, his lineal descendants, the legal representatives of any of the foregoing, the trustees of any bona fide trusts of which any of the foregoing and/or one or more charitable organizations (as defined below) are the sole beneficiaries, any Person of which any of the foregoing "beneficially owns" (within the meaning of Rule 13d-3 under the Exchange Act) at least 51% of each class of the equity interests of such Person and any charitable organization to which any of the foregoing transfers 20% or more of the outstanding shares of common stock of Parent. For purposes of the foregoing, a "charitable organization" is an organization to which a contribution is deductible for income tax purposes under the Code.

     Permitted Senior Secured Debt means (a) any Senior Note, but only if the
     -----------------------------
holder thereof has executed and delivered both a Senior Note Purchase Agreement Amendment and the Intercreditor Agreement on or before the Effective Date; and
(b) any other Debt of the Company which meets each of the following requirements: (i) it is issued prior to January 31, 1999, (ii) the documentation therefor contains covenants and defaults which are no more restrictive for Parent and its Subsidiaries than the covenants and defaults contained in the Term Loan Agreement, (iii) it matures no earlier than September 30, 2005 and has amortization of no more than 20% of the original principal amount thereof prior to July 15, 2005 and (iv) it constitutes "Senior Indebtedness" as defined in each Subordinated Note Indenture.

     Person means any natural person, corporation, partnership, trust, limited
     ------
liability company, association, governmental authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

     Pooling Charges means pooling charges and extraordinary items related to
     ---------------
acquisitions booked by Parent in the third fiscal quarter of 1998 (including pooling charges and extraordinary items related to the U.S. Rentals Acquisition), but not more than $80,000,000.

     Prime Rate means, for any day, the per annum rate of interest in effect for
     ----------
such day as publicly announced from time to time by BAC in Toronto, Ontario as its "prime rate." (The "prime rate" is a rate set by BAC based upon various factors including BAC's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the prime rate announced by BAC shall take effect at the opening of business on the day specified in the public announcement of such change.

     Prime Rate Loan means a Canadian Loan that bears interest based on the
     ---------------
Prime Rate.

     QuIPS Debentures means the 6 1/2% convertible subordinated debentures
     ----------------
issued by Parent to the QuIPS Trust pursuant to the QuIPS Indenture.

     QuIPS Guarantees means (i) the Guarantee Agreement dated as of August 5,
     ----------------
1998 issued by Parent (then known as United Rentals Holdings, Inc.) relating to the common securities of the QuIPS Trust and (ii) the Guarantee Agreement dated as of August 5, 1998 between Parent (then known as United Rentals Holdings, Inc.) and The Bank of New York, as Trustee, relating to the QuIPS Preferred Securities.

     QuIPS Indenture means the Indenture dated as of August 5, 1998 between
     ---------------
Parent (then known as United Rentals Holdings, Inc.) and The Bank of New York, as Trustee.

     QuIPS Preferred Securities means the 6 1/2% convertible quarterly income
     --------------------------
preferred securities issued by the QuIPS Trust pursuant to the QuIPS Purchase Agreement.

     QuIPS Purchase Agreement means the Purchase Agreement dated as of July 30,
     ------------------------
1998 among the QuIPS Trust, Parent (then known as United Rentals Holdings, Inc.), the Company (then known as United Rentals, Inc.) and the purchasers named therein.

     QuIPS Trust means United Rentals Trust I, a special purpose Delaware
     -----------
business trust established pursuant to the Amended and Restated Trust Agreement dated as of August 5, 1998 among Parent (then known as United Rentals Holdings, Inc.), The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the administrative trustees named therein.

     Reference Rate means, for any day, the rate of interest in effect for such
     --------------
day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors, including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

     Rentals means the aggregate fixed amounts payable by Parent or any
     -------
Subsidiary under any lease of (or other agreement conveying the right to use) any real or personal property by Parent or any Subsidiary, as lessee, other than
(i) any Capital Lease or (ii) any lease with a remaining term of six months or less which is not renewable solely at the option of the lessee.

     Required Banks means U.S. Banks having Percentages aggregating 51% or more;
     --------------
provided that if and so long as any Bank fails to fund its participation in any
--------
Canadian Loan, Letter of Credit or Swing Line Loan when required by Section
                                                                    -------
2.3.4, 2.4.5 or 2.5.3, as the case may be, such Bank's Percentage shall be
-----  -----    -----
deemed for purposes of this definition to be reduced by the percentage which the defaulted amount constitutes of such Bank's Percentage, and the Percentage of each Canadian Bank (to the extent of its Canadian Percentage of the defaulted amount), the Issuing Bank or the Swing Line Bank, as applicable, shall be deemed for purposes of this definition to be increased by such percentage.

     SEC means the Securities and Exchange Commission.
     ---

     Seller Subordinated Debt means unsecured indebtedness of the Company that:
     ------------------------

          (a) is subordinated, substantially upon the terms set forth in Exhibit G or other terms that are more favorable to the Agents and the
     ---------
     Banks, in right of payment to the payment in full in cash of the Loans and all other amounts owed under the Loan Documents (whether or not matured or due and payable), including amounts required to provide cash collateral for the Letters of Credit; and

          (b) represents all or part of the purchase price payable by the Company in connection with a transaction described in Section 10.11(d).
                                                           ----------------

     Senior Debt means all Funded Debt of Parent and its Subsidiaries other than
     -----------
Subordinated Debt.

     Senior Note Purchase Agreements means the Note Purchase Agreements, each
     -------------------------------
dated as of April 1, 1998, pursuant to which U.S. Rentals issued
U.S.$252,000,000 of Senior Notes.

     Senior Note Purchase Agreement Amendment means an amendment to a Senior
     ----------------------------------------
Note Purchase Agreement which (a) permits the Company to assume the indebtedness evidenced by the Senior Note issued thereunder, (b) consents to the U.S. Rentals Acquisition and (c) amends certain other provisions thereof so that, after giving effect to the transactions contemplated to take place on or before the Effective Date (including the effectiveness hereof), no "Default" will exist under and as defined in the applicable Senior Note Purchase Agreement.

     Senior Notes means the U.S.$47,000,000 6.71% Series A Senior Notes due
     ------------
April 28, 2006, the U.S.$165,000,000 6.86% Series B Senior Notes due April 28, 2008 and the U.S.$40,000,000 6.93% Series C Senior Notes due April 28, 2010, in each case issued by U.S. Rentals pursuant to the Senior Note Purchase Agreements.

     Spot Rate for a currency means the rate quoted by BofA as the spot rate for
     ---------
the purchase by BofA of such currency with another currency in accordance with its customary procedures at approximately 10:00 a.m. (Chicago time) on the date on which the foreign exchange computation is made.

     Stated Amount means, with respect to any Letter of Credit at any date of
     -------------
determination, the maximum aggregate amount available for drawing thereunder at any time during the then ensuing term of such Letter of Credit under any and all circumstances, plus the aggregate amount of all unreimbursed payments and disbursements under such Letter of Credit.

     Subordinated Debt means (a) the U.S.$200,000,000 of 9.50% unsecured senior
     -----------------
subordinated notes due 2008 issued by the Company (then known as United Rentals, Inc.) on May 22, 1998 and the unsecured subordinated guarantees thereof provided for in the applicable Subordinated Note Indenture, (b) the U.S.$205,000,000 of 8.80% unsecured senior subordinated notes due 2008 issued by the Company on August 12, 1998 and the unsecured subordinated guarantees thereof provided for in the applicable Subordinated Note Indenture, (c) Seller Subordinated Debt and
(d) any other unsecured Debt of the Company which (i) is owed to Persons other than officers, employees, directors or Affiliates of the Company, (ii) has no amortization prior to December 31, 2003 and (iii) has subordination terms (including subordination terms with respect to guarantees) which are not less favorable to the Banks than those set forth in the Subordinated Note Indentures or are otherwise approved by the Required Banks, such approval not to be unreasonably withheld.

     Subordinated Note Indenture means each of (a) the Indenture dated as of May
     ---------------------------
22, 1998 among the Company (then known as United Rentals, Inc.), various Subsidiaries of the Company and State Street Bank and Trust Company, as Trustee, pursuant to which the Company issued U.S.$200,000,000 of Subordinated Debt, and
(b) the Indenture dated as August 12, 1998 among the Company, various Subsidiaries of the Company and State Street Bank and Trust Company, as Trustee, pursuant to which the Company issued U.S.$205,000,000 of Subordinated Debt.

     Subsidiary means, with respect to any Person, a corporation, limited
     ----------
liability company, partnership or other entity of which such Person and/or its other Subsidiaries own, directly or indirectly, more than 50% of the voting stock, membership interests or similar equity interests. Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of Parent.

     Subsidiary Pledge Agreement means each pledge agreement substantially in
     ---------------------------
the form of Exhibit F issued by any Subsidiary, whether pursuant to Section
            ---------                                               -------
11.1.7 or Section 10.14.
------    -------------

     Suretyship Liability means, with respect to any Person, any liability of
     --------------------
such Person with respect to any agreement, undertaking or arrangement by which such Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any indebtedness, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation in respect of any Suretyship Liability shall (subject to any limitation set forth therein) be deemed to be the principal amount of the debt, obligation or other liability supported thereby.

     Swing Line Bank means BofA in its capacity as swing line lender hereunder,
     ---------------
together with any replacement swing line lender arising under Section 13.9.
                                                              ------------

     Swing Line Loan - see Section 2.5.1.
     ---------------       -------------

     Tangible Assets means at any time all assets of Parent and its Subsidiaries
     ---------------
excluding all Intangible Assets.  For purposes of the foregoing, "Intangible
---------                                                         ----------
Assets" means goodwill, patents, trade names, trademarks, copyrights,
------
franchises, experimental expense, organization expense and any other assets that are properly classified as intangible assets in accordance with GAAP.

     Term Loan Agreement means the Term Loan Agreement dated as of July 10, 1998
     -------------------
among the Company, various financial institutions and BofA, as agent.

     Termination Date means the earlier to occur of (a) September 26, 2003, or
     ----------------
such later date to which the Termination Date may be extended at the request of the Company and with the consent of each Bank or (b) such other date on which the Commitments shall terminate pursuant to Section 6 or 12.
                                            ---------    --

     Type of Loan or Borrowing refers to the interest rate basis for a loan or
     -------------------------
borrowing. The "types" of U.S. Loans or borrowings are Base Rate Loans or borrowings and Eurodollar Loans or borrowings. The "types" of Canadian Loans or borrowings are Prime Rate Loans or borrowings, BA Rate Loans or borrowings and Eurodollar Loans or borrowings.

     Unmatured Event of Default means any event that, if it continues uncured,
     --------------------------
will, with lapse of time or notice or both, constitute an Event of Default.

     UR Canada - see the Preamble.
     ---------           --------

     U.S. Agent means BofA in its capacity as agent for the Banks hereunder and
     ----------
any successor thereto in such capacity.

     U.S. Bank means each Bank listed on Schedule 1.1(A) and its permitted
     ---------                           ---------------
successors and assigns.

     U.S. Dollar and the sign "U.S.$" mean lawful money of the United States of
     -----------               -----
America.

     U.S. Guaranty means the Second Restated U.S. Guaranty dated as of September
     -------------
29, 1998 executed by various Subsidiaries of the Company, substantially in the form of Exhibit C.
        ---------

     U.S. Loan - see Section 2.1.1.
     ---------       -------------

     U.S. Rentals means U.S. Rentals, Inc., a Delaware corporation.
     ------------

     U.S. Rentals Acquisition means the acquisition of U.S. Rentals by Parent
     ------------------------
pursuant to the terms of the USR Merger Agreement.

     USR Merger Agreement means the Amended and Restated Agreement and Plan of
     --------------------
Merger among U.S. Rentals, Parent and UR Acquisition Corporation dated as of August 31, 1998.

     U.S. Security Agreement means the Second Restated U.S. Security Agreement
     -----------------------
dated as of September 29, 1998 among Parent, the Company, various Subsidiaries of the Company and the Collateral Agent, substantially in the form of Exhibit
                                                                       -------
D.

     U.S. Subsidiaries means any Subsidiary of the Company other than a Foreign
     -----------------
Subsidiary.

     Vendor Financing Arrangement means any financing arrangement provided by a
     ----------------------------
Person (other than Parent or any Affiliate thereof) to any purchaser of equipment sold by the Company or any Subsidiary in the ordinary course of business, the terms of which provide for recourse against the Company and/or the applicable Subsidiary in the event of default by the purchaser.

     Welfare Plan means a "welfare plan", as such term is defined in Section
     ------------
3(1) of ERISA.

      1.2  Other Interpretive Provisions.
           -----------------------------

               (a)  Section, Schedule and Exhibit references are to this
                    -------  --------     -------
Agreement unless otherwise specified.

               (b) (i) The term "including" is not limiting and means "including without limitation."

               (ii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

          (c) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such statute or regulation.

          (d) This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

          (e) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agents, the Company, the Banks and the other parties thereto and are the products of all parties. Accordingly, they shall not be construed against the Agents or the Banks merely because of the Agents' or Banks' involvement in their preparation.

      SECTION 2 COMMITMENTS OF THE BANKS; BORROWING, CONVERSION AND LETTER OF CREDIT PROCEDURES; SWING LINE LOANS.

      2.1    Commitments.  On and subject to the terms and conditions of this
             -----------
Agreement, each of the Banks, severally and for itself alone, agrees to make loans to, and to issue or participate in the issuance of letters of credit for the account of, the Borrowers as follows:

      2.1.1  U.S. Loan Commitment.  Each U.S. Bank agrees to make loans to the
             --------------------
Company on a revolving basis (collectively the "U.S. Loans" and individually
                                                ----------
each a "U.S. Loan") from time to time before the Termination Date in such U.S.
        ---------
Bank's Percentage of such aggregate amounts as the Company may from time to time request from all U.S. Banks.

      2.1.2  Canadian Loan Commitment.  (a) Each Canadian Bank agrees to make
             ------------------------
loans to UR Canada on a revolving basis (collectively the "Canadian Loans" and
                                                           --------------
individually each a "Canadian Loan") from time to time before the Termination
                     -------------
Date in such Canadian Bank's Canadian Percentage of such aggregate amounts as UR Canada may from time to time request from all Canadian Banks and (b) each Non-Canadian Bank agrees that it will purchase a participation in each such Loan if required pursuant to Section 2.3.4.
                     -------------

      2.1.3  Letter of Credit  Commitment.  (a) The Issuing Bank will issue
             ----------------------------
letters of credit, in each case containing such terms and conditions as are permitted by this Agreement and are reasonably satisfactory to the Issuing Bank (collectively the "Letters of Credit" and individually each a "Letter of
                   -----------------                           ---------
Credit"), at the request of and for the account of the Company (or jointly for the account of the Company and any Subsidiary) from time to time before the Termination Date and (b) as more fully set forth in Section 2.4, each U.S. Bank
                                                    -----------
agrees to purchase a participation in each such Letter of Credit.

      2.1.4  Commitment Limits.  Notwithstanding any other provision of this
             -----------------
Agreement (a) the Aggregate Outstandings shall not at any time exceed the Aggregate Commitment; (b) the aggregate Dollar Equivalent principal amount of all outstanding Canadian Loans shall not at any time exceed the Aggregate Canadian Commitment; and (c) the Stated Amount of all Letters of Credit shall not at any time exceed the lesser of the Aggregate Commitment and a Dollar Equivalent amount of U.S.$25,000,000.

      2.1.5  Valuation of Canadian Loans.  The U.S. Agent will determine the
             ---------------------------
Dollar Equivalent principal amount of each Canadian Loan on each Computation Date, and such determination shall be conclusive absent demonstrable error.

      2.2    U.S. Loan Procedures.
             --------------------

      2.2.1  Various Types of U.S. Loans.  Each U.S. Loan shall be in U.S.
             ---------------------------
Dollars and shall be either a Base Rate Loan or a Eurodollar Loan, as the Company shall specify in the related notice of borrowing, conversion or continuation pursuant to Section 2.2.2 or 2.2.3. Base Rate Loans and Eurodollar
                         -------------    -----
Loans may be outstanding at the same time, provided that (i) not more than eight
                                           --------
different Groups of Eurodollar Loans to the Company shall be outstanding at any one time and (ii) the aggregate principal amount of each Group of Eurodollar Loans to the Company shall at all times (including after giving effect to any conversion or continuation) be at least U.S.$5,000,000 and an integral multiple of U.S.$1,000,000.

      2.2.2  Borrowing Procedures for U.S. Loans.  The Company shall give
             -----------------------------------
written or telephonic (followed immediately by written confirmation thereof) notice to the U.S. Agent of each proposed borrowing of U.S. Loans not later than
(a) in the case of a Base Rate borrowing, 10:00 A.M., Chicago time, on the proposed date of such borrowing, and (b) in the case of a Eurodollar borrowing, 9:00 A.M., Chicago time, two Business Days prior to the proposed date of such borrowing. Each such notice shall be effective upon receipt by the U.S. Agent, shall be irrevocable, and shall specify the date (which shall be a Business
Day), amount and type of borrowing and, in the case of a Eurodollar borrowing, the initial Interest Period therefor. Promptly upon receipt of such notice, the U.S. Agent shall advise each U.S. Bank thereof. Not later than 1:00 p.m., Chicago time, on the date of a proposed borrowing, each U.S. Bank shall provide the U.S. Agent at the office specified by the U.S. Agent with immediately available funds covering such U.S. Bank's Percentage of such borrowing and, so long as the U.S. Agent has not received written notice that the conditions precedent set forth in Section 11 with respect to such borrowing have not been
                       ----------
satisfied (and does not have knowledge of any default in the payment of any principal, interest or fees to be paid to the U.S. Agent for the account of the U.S. Banks), the U.S. Agent shall pay over the requested amount to the Company on the requested borrowing date. Each borrowing of Base Rate Loans shall be in an aggregate amount of at least U.S.$5,000,000 and an integral multiple of U.S.$1,000,000.

      2.2.3  Conversion and Continuation Procedures for U.S. Loans.  (a) Subject
             -----------------------------------------------------
to Section 2.2.1, the Company may, upon irrevocable written notice to the U.S.
   -------------
Agent in accordance with clause (b) below:
                         ----------

               (i) elect, as of any Business Day, to convert any U.S. Loans (or any part thereof in an aggregate amount not less than U.S.$5,000,000 or a higher integral multiple of U.S.$1,000,000) into U.S. Loans of the other type; or

               (ii) elect, as of the last day of the applicable Interest Period, to continue any Eurodollar Loans to the Company having Interest Periods expiring on such day (or any part thereof in an aggregate amount not less than U.S.$5,000,000 or a higher integral multiple of U.S.$1,000,000) for a new Interest Period.

          (b) The Company shall give written or telephonic (followed immediately by written confirmation thereof) notice to the U.S. Agent of each proposed conversion or continuation not later than (i) in the case of conversion into Base Rate Loans, 10:00 A.M., Chicago time, on the proposed date of such conversion; and (ii) in the case of conversion into or continuation of Eurodollar Loans, 9:00 A.M., Chicago time, at least two Business Days prior to the proposed date of such conversion or continuation, specifying in each case:

               (1)  the proposed date of conversion or continuation;

               (2) the aggregate amount of U.S. Loans to be converted or continued;

               (3) the type of Loans resulting from the proposed conversion or continuation; and

               (4) in the case of conversion into, or continuation of, Eurodollar Loans to the Company, the duration of the requested Interest Period therefor.

          (c) If upon the expiration of any Interest Period applicable to Eurodollar Loans to the Company, the Company has failed to select timely a new Interest Period to be applicable to such Eurodollar Loans, the Company shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective on the last day of such Interest Period.

          (d) The U.S. Agent will promptly notify each U.S. Bank of its receipt of a notice of conversion or continuation pursuant to this Section 2.2.3
                                                                -------------
     or, if no timely notice is provided by the Company, of the details of any automatic conversion.

          (e) Unless the Required Banks otherwise consent, during the existence of an Event of Default or Unmatured Event of Default, the Company may not elect to have a U.S. Loan converted into or continued as a Eurodollar Loan.

      2.3 Canadian Loan Procedures
          ------------------------

      2.3.1  Various Types of Canadian Loans.  Each Canadian Loan shall be in
             -------------------------------
Canadian Dollars and shall be either a Prime Rate Loan, a BA Rate Loan or a Eurodollar Loan, as UR Canada shall specify in the related notice of borrowing, conversion or continuation pursuant to Section 2.3.2 or 2.3.3. Prime Rate
                                       -------------    -----
Loans, BA Rate Loans and Eurodollar Loans may be outstanding at the same time, provided that (i) not more than five different Groups of Eurodollar Loans to UR
--------
Canada shall be outstanding at any one time, (ii) not more than five different Groups of BA Rate Loans shall be outstanding at any one time, (iii) the aggregate principal amount of each Group of Eurodollar Loans to UR Canada shall at all times (including after giving effect to any conversion or continuation) be at least Cdn.$1,000,000 and an integral multiple of Cdn.$500,000 and (iv) the aggregate principal amount of each Group of BA Rate Loans shall at all times (including after giving effect to any conversion or continuation) be at least Cdn.$1,000,000 and an integral multiple of Cdn.$500,000.

      2.3.2  Borrowing Procedures for Canadian Loans.  UR Canada shall give
             ---------------------------------------
written or telephonic (followed immediately by written confirmation thereof) notice to the Canadian Agent and the U.S. Agent of each proposed borrowing of Canadian Loans not later than (a) in the case of a Prime Rate borrowing, 9:00 A.M., Chicago time, one Business Day prior to the proposed date of such borrowing, (b) in the case of a BA Rate Borrowing, 9:00 A.M., Chicago time, one Business Day prior to the proposed date of such borrowing, and (c) in the case of a Eurodollar borrowing, 9:00 A.M., Chicago time, three Business Days prior to the date of such borrowing. Each such notice shall be effective upon receipt by the Canadian Agent and the U.S. Agent, shall be irrevocable, and shall specify the date (which shall be a Business Day), amount and type of borrowing and, in the case of a BA Rate borrowing or a Eurodollar borrowing, the initial Interest Period therefor. Promptly upon receipt of such notice the Canadian Agent shall advise each Canadian Bank thereof. Not later than 12:00 noon, Chicago time, on the date of a proposed borrowing of Canadian Loans, each Canadian Bank shall provide the Canadian Agent at the office specified by the Canadian Agent with immediately available funds covering such Canadian Bank's Canadian Percentage of such borrowing and, so long as the Canadian Agent has not received written notice that the conditions precedent set forth in Section 11 with respect to
                                                  ----------
such borrowing have not been satisfied (and does not have any knowledge of any default in payment of any principal, interest or fees to be paid to the Canadian Agent for the account of the Canadian Banks), the Canadian Agent shall pay over the requested amount to UR Canada on the requested borrowing date. Each borrowing of Prime Rate Loans shall be in an aggregate amount of at least Cdn.$1,000,000 and an integral multiple of Cdn.$500,000.

      2.3.3  Conversion and Continuation Procedures for Canadian Loans.  (a)
             ---------------------------------------------------------
Subject to Section 2.3.1, UR Canada may, upon irrevocable written notice to the
           -------------
Canadian Agent and the U.S. Agent in accordance with clause (b) below:
                                                     ----------

               (i) elect, as of any Business Day, to convert any Canadian Loans (or any part thereof in an aggregate amount not less than Cdn.$1,000,000 or a higher integral multiple of Cdn.$500,000) into Canadian Loans of another type; or

               (ii) elect, as of the last day of the applicable Interest Period, to continue any BA Rate Loans or Eurodollar Loans to UR Canada having Interest Periods expiring on such day (or any part thereof in an aggregate amount not less than Cdn.$1,000,000 or a higher integral multiple of Cdn.$500,000) for a new Interest Period.

          (b) UR Canada shall give written or telephonic (followed immediately by written confirmation thereof) notice to the Canadian Agent and the U.S. Agent of each proposed conversion or continuation not later than (i) in the case of conversion into Prime Rate Loans, 9:00 A.M., Chicago time, one Business Day prior to the proposed date of such conversion, (ii) in the case of conversion into or continuation of BA Rate Loans, 9:00 A.M., Chicago time, one Business Day prior to the date of such conversion or continuation, and (iii) in the case of conversion into or continuation of Eurodollar Loans to UR Canada, three Business Days prior to the date of such conversion or continuation, specifying in each case:

               (1)  the proposed date of conversion or continuation;

               (2) the aggregate amount of Canadian Loans to be converted or continued;

               (3) the type of Loans resulting from the proposed conversion or continuation; and

               (4) in the case of conversion into, or continuation of, BA Rate Loans or Eurodollar Loans to UR Canada, the duration of the requested Interest Period therefor.

          (c) If upon the expiration of any Interest Period applicable to BA Rate Loans or Eurodollar Loans to UR Canada, UR Canada has failed to select timely a new Interest Period to be applicable to such BA Rate Loans or such Eurodollar Loans, UR Canada shall be deemed to have elected to convert such BA Rate Loans or Eurodollar Loans into Prime Rate Loans effective on the last day of such Interest Period.

          (d) The Canadian Agent will promptly notify each Canadian Bank of its receipt of a notice of conversion or continuation pursuant to this Section
                                                                        -------
     2.3.3. or, if no timely notice is provided by UR Canada, of the details of
     ------
     any automatic conversion.

          (e) Unless the Required Banks otherwise consent, during the existence of an Event of Default or Unmatured Event of Default, UR Canada may not elect to have a Canadian Loan converted into or continued as a BA Rate Loan or a Eurodollar Loan.

      2.3.4  Participations in Canadian Loans.  (a) Each Non-Canadian Bank
             --------------------------------
agrees that it shall at all times have a participation in, and acknowledges that it is irrevocably and unconditionally obligated, upon receipt of notice that the U.S. Agent has received a Canadian Participation Funding Notice, to fund (or to cause an Affiliate to fund) its participation in, each outstanding Canadian Loan in an amount equal to its Percentage of the amount of such Canadian Loan.

             (b) The U.S. Agent shall promptly notify the Canadian Agent and each Non-Canadian Bank of its receipt of a Canadian Participation Funding Notice. Promptly upon receipt of such Notice, each Non-Canadian Bank shall (or shall cause an Affiliate to) make available to the Canadian Agent for the account of the Canadian Banks an amount in Canadian Dollars and in immediately available funds equal to its Percentage of all outstanding Canadian Loans. If any Non-Canadian Bank so notified fails to make available to the Canadian Agent for the account of the Canadian Banks the full amount of such Non-Canadian Bank's participations in all Canadian Loans by 12:00 noon, Chicago time, on the Business Day following its receipt of such notice from the U.S. Agent (or two Business Days following receipt of such notice if such notice is received after 12:00 noon, Chicago time, on any Business Day), then interest shall accrue on such Non-Canadian Bank's obligation to fund such participations, from the date such obligation became due to the date such Non-Canadian Bank pays such obligations in full, at a rate per annum equal to (i) for the first three days after such obligation became due, the Canadian Cost of Funds Rate in effect from time to time and (ii) thereafter, the Prime Rate from time to time in effect. The Canadian Agent shall promptly distribute to each Canadian Bank an amount equal to its applicable share of the amount received from any Non-Canadian Bank to fund its participation in the Canadian Loans of such Canadian Bank together with its applicable share of any interest received from any Non-Canadian Bank pursuant to the previous sentence, in the same funds as those received by the Canadian Agent.

             (c) From and after the date on which the U.S. Agent has received a Canadian Participation Funding Notice, all amounts received by the Canadian Agent hereunder with respect to the Canadian Loans shall be distributed by the Canadian Agent, in the same funds as those received by the Canadian Agent, to all Canadian Banks and Non-Canadian Banks in accordance with their respective Percentages (i.e., giving effect to the funding of participations pursuant to this Section 2.3.4), except that the Percentage
                                     -------------
     of such funds of any Non-Canadian Bank that has not funded its participations as provided herein shall be distributed ratably to the Canadian Banks.

             (d) If the Canadian Agent or any Canadian Bank is required at any time to return to either Borrower, or to a trustee, receiver, liquidator or custodian, or any official in any bankruptcy, insolvency or similar proceeding, any portion of any payment made by such Borrower to the Canadian Agent or such Canadian Bank in respect of any Canadian Loan or interest thereon, each Non-Canadian Bank shall, on demand of the Canadian Agent, forthwith remit to the Canadian Agent for the account of the applicable Canadian Bank its

     Percentage of the amount so returned by the Canadian Agent or such Canadian Bank plus interest thereon from the date such demand is made to the date such amount is returned by such Non-Canadian Bank to the Canadian Agent, at a rate per annum equal to the Canadian Cost of Funds Rate from time to time in effect.

             (e) The Non-Canadian Banks, the Canadian Banks and the Agents may agree on any other reasonable method (such as making assignments of Canadian Loans) for sharing the risks of Canadian Loans so long as such method does not materially disadvantage the Borrowers or any Bank.

      2.3.5  Canadian Participation Obligations Unconditional.
             ------------------------------------------------

             (a) Each Non-Canadian Bank's obligation to purchase participation interests in Canadian Loans pursuant to Section 2.3.4 shall be absolute and
                                             -------------
     unconditional and shall not be affected by any circumstance whatsoever, including (a) any set-off, counterclaim, recoupment, defense or other right which such Non-Canadian Bank may have against either Agent, any Canadian Bank, either Borrower or any other Person for any reason whatsoever; (b) the occurrence or continuance of an Event of Default or an Unmatured Event of Default; (c) any adverse change in the condition (financial or otherwise) of either Borrower or any other Person; (d) any breach of this Agreement or any other Loan Document by either Borrower, any other Loan Party or any other Bank; (e) any inability of UR Canada to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which any participation interest in any Canadian Loan is to be purchased; or (f) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

             (b)  Notwithstanding the provisions of clause (a) above, no Non-
                                                    ----------
     Canadian Bank shall be required to purchase a participation interest in a Canadian Loan pursuant to Section 2.3.4 if, prior to the making by the
                               -------------
     Canadian Banks of such Canadian Loan, the Canadian Banks received written notice from either Agent or any Bank specifying that such Agent or such Bank believed in good faith that one or more of the conditions precedent to the making of such Canadian Loan were not satisfied and, in fact, such conditions precedent were not satisfied at the time of the making of such Canadian Loan.

      2.3.6  Canadian Loan Reports.  The U.S. Agent agrees that, if any Non-
             ---------------------
Canadian Bank so requests, it will deliver to such Non-Canadian Bank on a monthly basis a report of all borrowings and repayments of Canadian Loans.

      2.4    Letter of Credit Procedures.
             ---------------------------

      2.4.1  L/C Applications.  The Company shall give notice to the U.S. Agent
             ----------------
(which shall promptly inform the Issuing Bank) of the proposed issuance of each Letter of Credit on a Business Day which is at least three Business Days (or such lesser number of days as the U.S.

Agent and the Issuing Bank shall agree in any particular instance) prior to the proposed date of issuance of such Letter of Credit. Each such notice shall be accompanied by an L/C Application, duly executed by the Company (together with any Subsidiary for the account of which the related Letter of Credit is to be issued) and in all respects satisfactory to the U.S. Agent and the Issuing Bank, together with such other documentation as the U.S. Agent or the Issuing Bank may request in support thereof, it being understood that each L/C Application shall specify, among other things, the date on which the proposed Letter of Credit is to be issued, the amount of such Letter of Credit (which shall be in U.S. Dollars), the expiration date of such Letter of Credit (which shall not be later than five or, in the case of a Commercial Letter of Credit, 25 Business Days prior to the scheduled Termination Date) and whether such Letter of Credit is to be transferable in whole or in part. So long as the Issuing Bank has not received written notice that the conditions precedent set forth in Section 11
                                                                   ----------
with respect to the issuance of such Letter of Credit have not been satisfied (and does not have knowledge of any default in the payment of any principal, interest or fees to be paid to either Agent for the account of the applicable Banks), the Issuing Bank shall issue such Letter of Credit on the requested issuance date.

      2.4.2  Participations in Letters of Credit.  Concurrently with the
             -----------------------------------
issuance of each Letter of Credit (or, in the case of an Existing Letter of Credit, on the Effective Date), the Issuing Bank shall be deemed to have sold and transferred to each other U.S. Bank, and each other U.S. Bank shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such other U.S. Bank's Percentage, in such Letter of Credit and the Company's reimbursement obligations with respect thereto. For the purposes of this Agreement, the unparticipated portion of each Letter of Credit shall be deemed to be the Issuing Bank's "participation" therein. The Issuing Bank hereby agrees (a) to notify each U.S. Bank upon the issuance of, or any increase in the amount of, any Letter of Credit; and (b) upon request of any U.S. Bank, to deliver to such U.S. Bank a list of all outstanding Letters of Credit, together with such information related thereto as such U.S. Bank may reasonably request.

      2.4.3  Reimbursement Obligations.  The Company hereby unconditionally and
             -------------------------
irrevocably agrees to reimburse the Issuing Bank for each payment or disbursement made by the Issuing Bank under any Letter of Credit honoring any demand for payment made by the beneficiary thereunder, in each case on the date that such payment or disbursement is made. Any amount not reimbursed on the date of such payment or disbursement shall bear interest from the date of such payment or disbursement to the date that the Issuing Bank is reimbursed by the Company therefor, payable on demand, at a rate per annum equal to the Base Rate from time to time in effect plus the Floating Rate Margin from time to time in
                            ----
effect plus 2%. The Issuing Bank shall notify the Company whenever any demand
       ----
for payment is made under any Letter of Credit by the beneficiary thereunder; provided, however, that the failure of the Issuing Bank to so notify the Company
--------  -------
shall not affect the rights of the Issuing Bank or the U.S. Banks in any manner whatsoever.

      2.4.4  Limitation on the Issuing Bank's Obligations.  In determining
             --------------------------------------------
whether to pay under any Letter of Credit, the Issuing Bank shall have no obligation to the Company or any Bank other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence and willful misconduct, shall not impose upon the Issuing Bank any liability to the Company or any Bank and shall not reduce or impair the Company's reimbursement obligations set forth in Section 2.4.3 or the
                                                            -------------
obligations of the U.S. Banks pursuant to Section 2.4.5.
                                          -------------

      2.4.5  Funding by U.S. Banks to the Issuing Bank.  If the Issuing Bank
             -----------------------------------------
makes any payment or disbursement under any Letter of Credit and the Company has not reimbursed the Issuing Bank in full for such payment or disbursement by 11:00 A.M., Chicago time, on the date of such payment or disbursement, or if any reimbursement received by the Issuing Bank from the Company is or must be returned or rescinded upon or during any bankruptcy or reorganization of the Company or otherwise, each other U.S. Bank shall be obligated to pay to the Issuing Bank, in full or partial payment of the purchase price of its participation in such Letter of Credit, its pro rata share (according to its Percentage) of such payment or disbursement (but no such payment shall diminish the obligations of the Company under Section 2.4.3), and the U.S. Agent shall
                                     -------------
promptly notify each other U.S. Bank thereof. Each other U.S. Bank irrevocably and unconditionally agrees to so pay to the U.S. Agent in immediately available funds for the Issuing Bank's account the amount of such other U.S. Bank's Percentage of such payment or disbursement. If and to the extent any U.S. Bank shall not have made such amount available to the U.S. Agent by 2:00 P.M., Chicago time, on the Business Day on which such U.S. Bank receives notice from the U.S. Agent of such payment or disbursement (it being understood that any such notice received after 12:00 noon, Chicago time, on any Business Day shall be deemed to have been received on the next following Business Day), such U.S. Bank agrees to pay interest on such amount to the U.S. Agent for the Issuing Bank's account forthwith on demand for each day from the date such amount was to have been delivered to the U.S. Agent to the date such amount is paid, at a rate per annum equal to (a) for the first three days after demand, the Federal Funds Rate from time to time in effect and (b) thereafter, the Base Rate from time to time in effect. Any U.S. Bank's failure to make available to the U.S. Agent its Percentage of any such payment or disbursement shall not relieve any other U.S. Bank of its obligation hereunder to make available to the U.S. Agent such other U.S. Bank's Percentage of such payment, but no U.S. Bank shall be responsible for the failure of any other U.S. Bank to make available to the U.S. Agent such other U.S. Bank's Percentage of any such payment or disbursement.

      2.4.6  Repayment of Participations.  Upon (and only upon) receipt by the
             ---------------------------
U.S. Agent for the account of the Issuing Bank of immediately available funds from or on behalf of the Company (a) in reimbursement of any payment made by the Issuing Bank under a Letter of Credit with respect to which a U.S. Bank has paid the U.S. Agent for the account of the Issuing Bank the amount of such U.S. Bank's participation therein or (b) in payment of any interest thereon, the U.S. Agent will pay to such U.S. Bank its pro rata share (according to its Percentage) thereof (and the Issuing Bank shall receive the amount otherwise payable to any U.S. Bank which did not so pay the U.S. Agent the amount of such U.S. Bank's participation in the applicable Letter of Credit).

      2.4.7  Participation Obligations Unconditional.  (a) Each U.S. Bank's
             ---------------------------------------
obligation to make available to the U.S. Agent for the account of the Issuing Bank the amount of its participation interest in any payment or disbursement under Letter of Credit shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such U.S. Bank may have against the Issuing Bank or any other Person, (ii) the occurrence or continuance of an Event of Default or Unmatured Event of Default, (iii) any adverse change in the condition (financial or otherwise) of the Company or any Subsidiary thereof,
(iv) any termination of the Commitments or (v) any other circumstance, happening or event whatsoever.

      (b)    Notwithstanding the provisions of clause (a) above, no U.S. Bank
                                               ----------
shall be required to purchase a participation interest in any Letter of Credit if (i) prior to the issuance of such Letter of Credit, the Issuing Bank received written notice specifying that one or more of the conditions precedent to the issuance of such Letter of Credit were not satisfied and, in fact, such conditions precedent were not satisfied at the time of the issuance of such Letter of Credit or (ii) at the time of the issuance of such Letter of Credit, the Issuing Bank had knowledge of any default in the payment of any principal, interest or fees to be paid to either Agent for the account of the applicable Banks.

      2.5  Swing Line Loans.
           ----------------

      2.5.1  Swing Line Loans.  Subject to the terms and conditions of this
             ----------------
Agreement (including the limitations set forth in Section 2.1.4), the Swing Line
                                                  -------------
Bank may from time to time, in its discretion, make loans to the Company (collectively the "Swing Line Loans" and individually each a "Swing Line Loan")
                   ----------------                           ---------------
in U.S. Dollars in accordance with this Section 2.5 in an aggregate amount not
                                        -----------
at any time exceeding the lesser of (a) U.S.$15,000,000 and (b) the Aggregate Commitment. Amounts borrowed under this Section 2.5 may be borrowed, repaid and
                                         -----------
(subject to the agreement of the Swing Line Bank) reborrowed until the Termination Date.

      2.5.2  Swing Line Loan Procedures.  The Company shall give written or
             --------------------------
telephonic notice to the U.S. Agent (which shall promptly inform the Swing Line
Bank) of each proposed Swing Line Loan not later than 12:00 noon, Chicago time, on the proposed date of such Swing Line Loan. Each such notice shall be effective upon receipt by the U.S. Agent and shall specify the date and amount of such Swing Line Loan, which shall be not less than U.S.$100,000 or a higher integral multiple thereof. So long as the Swing Line Bank has not received written notice that the conditions precedent set forth in Section 11 with
                                                          ----------
respect to the making of such Swing Line Loan have not been satisfied (and does not have knowledge of any default in the payment of any principal, interest or fees to be paid to either Agent for the account of the applicable Banks), the Swing Line Bank may make the requested Swing Line Loan. If the Swing Line Bank agrees to make the requested Swing Line Loan, the Swing Line Bank shall pay over the requested amount to the Company on the requested borrowing date. Concurrently with the making of any Swing Line Loan, the Swing Line Bank shall be deemed to have sold and transferred, and each other U.S. Bank shall be deemed to have purchased and received from the Swing Line Bank, an undivided interest and participation to the extent of such other U.S. Bank's Percentage in such Swing Line Loan (but such participation shall remain unfunded until required to be funded pursuant to Section 2.5.3).
                   -------------

      2.5.3  Refunding of, or Funding of Participations in, Swing Line Loans.
             ---------------------------------------------------------------
The Swing Line Bank may at any time, in its sole discretion, on behalf of the Company (which hereby irrevocably authorizes the Swing Line Bank to act on its behalf) deliver a notice to the U.S. Agent requesting that each U.S. Bank (including the Swing Line Bank in its individual capacity) make a U.S. Loan (which shall be a Base Rate Loan) in such Bank's Percentage of the aggregate amount of Swing Line Loans outstanding on such date for the purpose of repaying all Swing Line Loans (and, upon receipt of the proceeds of such U.S. Loans, the U.S. Agent shall apply such proceeds to repay Swing Line Loans); provided that
                                                                 --------
if the conditions precedent to a borrowing of U.S. Loans are not then satisfied or for any other reason the U.S. Banks may not then make U.S. Loans, then instead of making U.S. Loans each U.S. Bank (other than the Swing Line Bank) shall become immediately obligated to fund its participation in all outstanding Swing Line Loans and shall pay to the U.S. Agent for the account of the Swing Line Bank an amount equal to such U.S. Bank's Percentage of such Swing Line Loans. If and to the extent any U.S. Bank shall not have made such amount available to the U.S. Agent by 2:00 P.M., Chicago time, on the Business Day on which such U.S. Bank receives notice from the U.S. Agent of its obligation to fund its participation in Swing Line Loans (it being understood that any such notice received after 12:00 noon, Chicago time, on any Business Day shall be deemed to have been received on the next following Business Day), such U.S. Bank agrees to pay interest on such amount to the U.S. Agent for the Swing Line Bank's account forthwith on demand for each day from the date such amount was to have been delivered to the U.S. Agent to the date such amount is paid, at a rate per annum equal to (a) for the first three days after demand, the Federal Funds Rate from time to time in effect and (b) thereafter, the Base Rate from time to time in effect. Any U.S. Bank's failure to make available to the U.S. Agent its Percentage of the amount of all outstanding Swing Line Loans shall not relieve any other U.S. Bank of its obligation hereunder to make available to the U.S. Agent such other U.S. Bank's Percentage of such amount, but no U.S. Bank shall be responsible for the failure of any other U.S. Bank to make available to the U.S. Agent such other U.S. Bank's Percentage of any such amount.

      2.5.4  Repayment of Participations.  Upon (and only upon) receipt by the
             ---------------------------
U.S. Agent for the account of the Swing Line Bank of immediately available funds from or on behalf of the Company (a) in reimbursement of any Swing Line Loan with respect to which a U.S. Bank has paid the U.S. Agent for the account of the Swing Line Bank the amount of such U.S. Bank's participation therein or (b) in payment of any interest on a Swing Line Loan, the U.S. Agent will pay to such U.S. Bank its pro rata share (according to its Percentage) thereof (and the Swing Line

Bank shall receive the amount otherwise payable to any U.S. Bank which did not so pay the U.S. Agent the amount of such U.S. Bank's participation in such Swing Line Loan).

      2.5.5  Participation Obligations Unconditional.  (a) Each U.S. Bank's
             ---------------------------------------
obligation to make available to the U.S. Agent for the account of the Swing Line Bank the amount of its participation interest in all Swing Line Loans as provided in Section 2.5.3 shall be absolute and unconditional and shall not be
            -------------
affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such U.S. Bank may have against the Swing Line Bank or any other Person, (ii) the occurrence or continuance of an Event of Default or Unmatured Event of Default, (iii) any adverse change in the condition (financial or otherwise) of the Company or any Subsidiary thereof,
(iv) any termination of the Commitments or (v) any other circumstance, happening or event whatsoever.

      (b) Notwithstanding the provisions of clause (a) above, no U.S. Bank shall be required to purchase a participation interest in any Swing Line Loan if
(i) prior to the making by the Swing Line Bank of such Swing Line Loan, the Swing Line Bank received written notice specifying that one or more of the conditions precedent to the making of such Swing Line Loan were not satisfied and, in fact, such conditions precedent were not satisfied at the time of the making of such Swing Line Loan or (ii) at the time of the making of such Swing Line Loan, the Swing Line Bank had knowledge of any default in the payment of any principal, interest or fees to be paid to either Agent for the account of the applicable Banks.

      2.5.6  Swing Line Loan Reports.  The U.S. Agent agrees that, if any U.S.
             -----------------------
Bank so requests, it will deliver to such U.S. Bank on a monthly basis a report of all borrowings and repayments of Swings Line Loans.

      2.6  Pro Rata Treatment.  Except as otherwise expressly provided herein,
           ------------------
all borrowings, conversions, continuations and repayments shall be effected so that after giving effect thereto (a) each U.S. Bank will have a pro rata share (according to its Percentage) of all types and Groups of U.S. Loans and (b) each Canadian Bank will have a pro rata share (according to its Canadian Percentage) of all types and Groups of Canadian Loans.

      2.7  Commitments Several.  The failure of any Bank to make a requested
           -------------------
Loan on any date shall not relieve any other Bank of any obligation to make a Loan on such date, but no Bank shall be responsible for the failure of any other Bank to make any Loan to be made by such other Bank.

      2.8  Certain Conditions.  Notwithstanding any other provision of this
           ------------------
Agreement, no Bank shall have an obligation to make any Loan, or to permit the continuation of or any conversion into any Fixed Rate Loan, and the Issuing Bank shall have no obligation to issue any Letter of Credit, if an Event of Default or Unmatured Event of Default exists.

      SECTION 3  NOTES EVIDENCING LOANS.

      3.1  Notes.  The Loans of each Bank shall be evidenced by a promissory
           -----
note (each a "Note") substantially in the form set forth in Exhibit A, with
              ----                                          ---------
appropriate insertions, payable to the order of such Bank on the Termination Date in an amount equal to such Bank's Percentage of the Aggregate Commitment (or, in the case of the Swing Line Bank, an amount equal to the maximum amount of all U.S. Loans and Swing Line Loans which the Swing Line Bank may at any time have outstanding hereunder) or such Bank's Canadian Percentage of the Canadian Commitment (as the case may be) or, if less, in the aggregate unpaid principal amount of such Bank's Loans.

      3.2  Recordkeeping.  Each Bank shall record in its records, or at its
           -------------
option on the schedule attached to its Note, the date and amount of each Loan made by such Bank, each repayment or conversion thereof and, in the case of each Eurodollar Loan and, if applicable, BA Rate Loan, the dates on which each Interest Period for such Loan shall begin and end. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on such Note. The failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the obligations of the applicable Borrower hereunder or under any Note to repay the principal amount of the Loans evidenced by such Note together with all interest accruing thereon.

      SECTION 4  INTEREST.

      4.1  Interest Rates.  Each Borrower promises to pay interest on the unpaid
           --------------
principal amount of each Loan to such Borrower for the period commencing on the date of such Loan until such Loan is paid in full, as follows:

               (a) at all times while such Loan is a Base Rate Loan, at a rate per annum equal to the sum of the Base Rate from time to time in effect plus the Floating Rate Margin from time to time in effect;

               (b) at all times while such Loan is a Prime Rate Loan, at a rate per annum equal to the Prime Rate from time to time in effect plus the Floating Rate Margin from time to time in effect;

               (c) at all times while such Loan is a BA Rate Loan, at a rate per annum equal to the BA Rate applicable to each Interest Period for such Loan plus the Fixed Rate Margin from time to time in effect;

               (d) at all times while such Loan is a Eurodollar Loan, at a rate per annum equal to the sum of the Eurodollar Rate applicable to each Interest Period for such Loan plus the Fixed Rate Margin from time to time in effect; and

               (e) at all times while such Loan is a Swing Line Loan, at a rate per annum separately agreed to by the Company and the Swing Line Bank from time to time

     (provided that if at any time the U.S. Banks are obligated to fund participations in Swing Line Loans pursuant to Section 2.5.3, all of such
                                                    -------------
     Swing Line Loans shall bear interest, from the date the obligation to fund such participations first arises to the date such Swing Line Loans are paid in full, at a rate per annum equal to the sum of the Base Rate from time to time in effect plus the Floating Rate Margin from time to time in effect);

provided, however, that at any time an Event of Default exists, the interest
--------  -------
rate applicable to each Loan shall be increased by 2%.

     4.2  Interest Payment Dates.  Accrued interest on each Base Rate Loan,
          ----------------------
Prime Rate Loan and Swing Line Loan shall be payable in arrears on the last day of each calendar quarter and at maturity. Accrued interest on each Fixed Rate Loan shall be payable on the last day of each Interest Period relating to such Loan (and, in the case of a Eurodollar Loan with a six-month Interest Period, on the three-month anniversary of the first day of such Interest Period) and at maturity. After maturity, accrued interest on all Loans shall be payable on demand.

     4.3  Setting and Notice of Certain Rates.  The applicable Eurodollar Rate
          -----------------------------------
or BA Rate for each Interest Period shall be determined by the applicable Agent, and notice thereof shall be given by such Agent promptly to the applicable Borrower and applicable Banks. Each determination of the applicable Eurodollar Rate or BA Rate by the applicable Agent shall be conclusive and binding upon the parties hereto, in the absence of demonstrable error. Each Agent shall, upon written request of the applicable Borrower or any applicable Bank, deliver to such Borrower or such Bank a statement showing the computations used by such Agent in determining any applicable Eurodollar Rate or BA Rate hereunder.

     4.4  Computation of Interest.
          -----------------------

               (a) All computations of interest on Base Rate Loans when the Base Rate is determined by the Reference Rate and on Prime Rate Loans and BA Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year); provided that the Company and the Swing Line Bank may from time to time agree on
--------
a different basis of computation for Swing Line Loans (unless such Loans constitute Base Rate Loans pursuant to the parenthetical clause in Section 4.1(e)). Interest and fees shall accrue during each period during which interest or fees are computed from the first day thereof to the last day thereof.

               (b) For the purposes of the Interest Act (Canada), where any rate of interest is stated herein to be calculated on the basis of a 360-day year, the annual rate of interest to which such stated rate is equivalent is such stated rate, multiplied by the number of days in the year (being 365 or 366, as the case may be), and divided by 360.

               (c) Anything herein to the contrary notwithstanding, the obligations of the Borrowers to any Bank hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder to the extent (but only to the extent) that contracting for or receiving such payment by such Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank, and in such event the applicable Borrower shall pay such Bank interest at the highest rate permitted by applicable law.

               (d) The applicable interest rate for each Base Rate Loan shall change simultaneously with each change in the Base Rate, and the applicable rate of interest for each Prime Rate Loan shall change simultaneously with each change in the Prime Rate.

     SECTION 5  FEES.

     5.1  Facility Fee.  The Company agrees to pay to the U.S. Agent for the
          ------------
account of each U.S. Bank a facility fee, for the period from the Effective Date to the Termination Date, at the rate per annum in effect from time to time pursuant to Schedule 1.1(C) of each U.S. Bank's Percentage of the Aggregate
            ---------------
Commitment. Such facility fee shall be payable in arrears on the last day of each calendar quarter and on the Termination Date for any period then ending for which such facility fee shall not have theretofore been paid. The facility fee shall be computed for the actual number of days elapsed on the basis of a year of 360 days.

     5.2  Letter of Credit Fees.
          ---------------------

     (a) The Company agrees to pay to the U.S. Agent for the account of the U.S. Banks pro rata according to their respective Percentages a letter of credit fee for each Letter of Credit in an amount equal to the applicable rate per annum in effect from time to time pursuant to Schedule 1.1(C) of the undrawn
                                              ---------------
amount of such Letter of Credit (computed for the actual number of days elapsed on the basis of a year of 360 days); provided that the rate applicable to each
                                     --------
Letter of Credit shall be increased by 2% at any time that an Event of Default exists. Such letter of credit fee shall be payable in arrears on the last day of each calendar quarter and on the Termination Date (and, if any Letter of Credit remains outstanding after the Termination Date, on demand) for the period from the date of the issuance of each Letter of Credit to the date such payment is due or, if earlier, the date on which such Letter of Credit expired or was terminated.

     (b) In addition, with respect to each Letter of Credit, the Company agrees to pay to the Issuing Bank, for its own account, (i) such fees and expenses as the Issuing Bank customarily requires in connection with the issuance, negotiation, processing and/or administration of letters of credit in similar situations and (ii) a letter of credit fee in the amount separately agreed to by the Company and the Issuing Bank.

     5.3  Arrangement and Agents' Fees.  The Company agrees to pay to the
          ----------------------------
Arranger, the U.S. Agent and the Canadian Agent such arrangement and agent's fees as are mutually agreed to from time to time by the Company, the Arranger and the Agents.

     5.4  Closing Fees.  On the Effective Date, the Company shall pay to each
          ------------
U.S. Bank a closing fee in the amount previously agreed to between the Company and such Bank.

     SECTION 6 REDUCTION, INCREASE OR TERMINATION OF THE AGGREGATE COMMITMENT; PREPAYMENTS.

     6.1  Changes in Aggregate Commitment.
          -------------------------------

     6.1.1  Reduction or Termination of the Aggregate Commitment.  (a) The
            ----------------------------------------------------
Company may from time to time on at least five Business Days' prior written notice received by the U.S. Agent (which shall promptly advise each Bank thereof) permanently reduce the amount of the Aggregate Commitment to an amount not less than the sum of the aggregate unpaid Dollar Equivalent principal amount of all Loans and the aggregate Stated Amount of all Letters of Credit. Any such reduction shall be in an amount not less than U.S.$5,000,000 or a higher integral multiple of U.S.$1,000,000. The Company may at any time on like notice terminate the Commitments upon payment in full by the Borrowers of all Loans and all other obligations of the Borrowers hereunder and cash collateralization in full, pursuant to documentation in form and substance reasonably satisfactory to the U.S. Banks, of all obligations (contingent or otherwise) arising with respect to the Letters of Credit.

     (b) The amount of the Aggregate Commitment shall be reduced on the last day of each calendar quarter, beginning September 30, 2001 and continuing through June 30, 2003, in each case by an amount equal to 2.5% of the sum of $750,000,000 plus the amount of all increases in the Aggregate Commitment pursuant to Section 6.1.2.
            -------------

     No voluntary reduction of the amount of the Aggregate Commitment pursuant to clause (a) above shall reduce any scheduled reduction to the amount of the
   ----------
Aggregate Commitment pursuant to this clause (b).
                                      ----------

     (c) The Company shall reduce the Aggregate Commitment at any time, and in the amount, required by Section 10.9.
                        ------------

     (d) All reductions of the amount of the Aggregate Commitment shall reduce the Commitments pro rata among the U.S. Banks according to their respective Percentages.

     6.1.2  Optional Increase in Aggregate Commitment.  The Company may, from
            -----------------------------------------
time to time prior to December 31, 1998, by means of a letter to the U.S. Agent substantially in the form of Exhibit N, request that the Aggregate Commitment be
                             ---------
increased by (a) increasing the Commitment of one or more U.S. Banks which have agreed to such increase and/or (b) adding one or more commercial banks or other Persons as a party hereto with a Commitment in an amount agreed to by any such commercial bank or other Person; provided that (i) no commercial bank or other Person shall be added as a party hereto without the written consent of the U.S. Agent Aggregate Commitment exceed $850,000,000 without the written consent of all Banks. Any increase in the Aggregate Commitment pursuant to this Section 6.1.2 shall be effective three
                                          -------------
Business Days after the date on which the U.S. Agent has received and accepted the applicable increase letter in the form of Annex 1 to Exhibit N (in the case
                                                         ---------
of an increase in the Commitment of an existing U.S. Bank) or assumption letter in the form of Annex 2 to Exhibit N (in the case of the addition of a commercial
                          ---------
bank or other Person as a new U.S. Bank). The U.S. Agent shall promptly notify the Company and the U.S. Banks of any increase in the amount of the Aggregate Commitment pursuant to this Section 6.1.2 and of the Commitment and Percentage
                            -------------
of each U.S. Bank after giving effect thereto. The Company acknowledges that, in order to maintain U.S. Loans in accordance with each Bank's Percentage, a reallocation of the Commitments as a result of a non-pro-rata increase in the Aggregate Commitment may require prepayment of all or portions of certain U.S. Loans on the date of such increase (and any such prepayment shall be subject to the provisions of Section 8.4). The U.S. Agent shall promptly notify all U.S.
                  -----------
Banks of any increase in the Aggregate Commitment pursuant to this Section
                                                                   -------
6.1.2.
-----

     6.2  Prepayments
          -----------

             6.2.1  Mandatory Prepayments.  (a) If on any Computation Date: (i)
                    ---------------------
the Aggregate Outstandings exceed the Aggregate Commitment, then the Company
                                                            ----
shall, or shall cause UR Canada to, immediately make a prepayment of Loans in an amount sufficient to eliminate such excess; and (ii) the aggregate Dollar Equivalent principal amount of all Canadian Loans outstanding exceeds the Aggregate Canadian Commitment, then UR Canada shall immediately make a prepayment of the Canadian Loans in an amount sufficient to eliminate such excess.

          (b) Concurrently with any reduction of the amount of the Aggregate Commitment pursuant to Section 6.1(b), the Company shall, or shall cause UR
                       --------------
Canada to, make a prepayment of Loans (or, after all Loans have been paid, provide cash collateral for outstanding Letters of Credit) in the amount, if any, by which the Aggregate Outstandings exceed the Aggregate Commitment as so reduced.

          (c) The Company shall make any prepayment required by Section 10.9.
                                                                ------------

          (d) All prepayments pursuant to this Section 6.2.1 shall comply with
                                               -------------
the provisions of Section 6.2.3.
                  -------------

          6.2.2  Voluntary Prepayments.  Subject to Section 6.2.3, either
                 ---------------------              -------------
Borrower may from time to time prepay the Loans to such Borrower, in whole or in part, without penalty.

          6.2.3  All Prepayments.  Each Borrower shall give the U.S. Agent and
                 ---------------
the Canadian Agent (which shall promptly advise each applicable Bank) notice of any prepayment of Loans not later than 10:00 A.M. (or, in the case of prepayment of Swing Line Loans, 12:00 noon), Chicago time, on the day of such prepayment, specifying the Loans to be prepaid and the date and amount of prepayment. Each partial prepayment of U.S. Loans pursuant to Section 6.2.2 shall be in a
                                             -------------
principal amount of at least U.S.$5,000,000 and an integral multiple of U.S.$1,000,000. Each partial prepayment of Canadian Loans shall be in a principal amount of at least Cdn.$1,000,000 and an integral multiple of Cdn.$500,000. Any prepayment of a Fixed Rate Loan on a day other than the last day of an Interest Period therefor shall be subject to Section 8.4.
                                                       -----------

      SECTION 7  MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES.

      7.1  Making of Payments.  (a)  All payments of principal of or interest on
           ------------------
the Notes, and of all facility fees and Letter of Credit fees, shall be made by the applicable Borrower to the applicable Agent in immediately available funds at the office specified by such Agent not later than 11:00 A.M., Chicago time, in the case of payments to the Canadian Agent and noon, Chicago time, in the case of payments to the U.S. Agent, on the date due; and funds received after that hour shall be deemed to have been received by the applicable Agent on the next following Business Day. Each Borrower hereby authorizes and instructs each Agent to charge any demand deposit account of such Borrower maintained with BofA or BAC for the amount of any such payment on the due date therefor, and (subject to there being a sufficient balance in such account for such purpose) each Agent agrees to do so, provided that an Agent's failure to so charge any such account
                 --------
shall in no way affect the obligation of such Borrower to make any such payment. Each Agent shall promptly remit to each applicable Bank or other holder of a
Note its share of all such payments received in collected funds by such Agent for the account of such Bank or holder.

     (b)  All payments under Section 8.1 shall be made by the applicable
                             -----------
Borrower directly to the Bank entitled thereto.

     (c) Unless the applicable Agent receives notice from the applicable Borrower prior to the date on which any payment is due to the applicable Banks that such Borrower will not make such payment in full as and when required, such Agent may assume that such Borrower has made such payment in full to such Agent on such date in immediately available funds and such Agent may (but shall not be so required), in reliance upon such assumption, distribute to each applicable Bank on such due date an amount equal to the amount then due such Bank. If and to the extent such Borrower has not made such payment in full to such Agent, each applicable Bank shall repay to such Agent on demand the amount distributed to such Bank, together with interest thereon at the Federal Funds Rate (in the case of amounts in U.S. Dollars) or the Canadian Cost of Funds Rate (in the case of amounts in Canadian Dollars) for each day from the date such amount is distributed to such Bank until the date repaid.

     (d) Unless the applicable Agent receives notice from a Bank at least one Business Day prior to the date of any borrowing of Loans, that such Bank will not make available as and when required hereunder to such Agent for the account of the applicable Borrower the amount of such Bank's Percentage or Canadian Percentage, as the case may be, of such borrowing, such Agent may assume that each Bank has made such amount available to such Agent in immediately available funds on the borrowing date and such Agent may (but shall not be required), in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the applicable Agent in immediately available funds and such Agent in such circumstances has made available to the applicable Borrower such amount, such Bank shall on the Business Day following such date of borrowing make such amount available to the applicable Agent, together with interest at the Federal Funds Rate (in the case of amounts in U.S. Dollars) or the Canadian Cost of Funds Rate (in the case of amounts in Canadian Dollars) for each day during such period. A notice of an Agent submitted to any Bank with respect to amounts owing under this subsection (d) shall be conclusive, absent
                                    --------------
manifest error. If such amount is so made available, such payment to the applicable Agent shall constitute such Bank's Loan on the date of borrowing for all purposes of this Agreement. If such amount is not made available to the applicable Agent on the Business Day following the date of borrowing, the applicable Agent will notify the applicable Borrower of such failure to fund and, upon demand by such Agent, such Borrower shall pay such amount to such Agent for such Agent's account, together with interest thereon for each day elapsed since the date of such borrowing, at a rate per annum equal to the interest rate applicable at the time to the applicable Loan.

     7.2  Application of Certain Payments.  Each payment of principal shall be
          -------------------------------
applied to such Loans as the applicable Borrower shall direct by notice to be received by the applicable Agent on or before the date of such payment or, in the absence of such notice, as such Agent shall determine in its discretion. Concurrently with each remittance to any Bank of its share of any payment, the applicable Agent shall advise such Bank as to the application of such payment.

     7.3  Due Date Extension.  If any payment of principal or interest with
          ------------------
respect to any of the Loans, or of non-use fees or Letter of Credit fees, falls due on a day which is not a Business Day, then such due date shall be extended to the immediately following Business Day (unless, in the case of a Eurodollar Loan, such immediately following Business Day is the first Business Day of a calendar month, in which case such date shall be the immediately preceding Business Day) and, in the case of principal, additional interest shall accrue and be payable for the period of any such extension.

     7.4  Setoff.  Each Borrower agrees that each Agent, each Bank and each
          ------
other holder of a Note have all rights of set-off and bankers' lien provided by applicable law, and in addition thereto, each Borrower agrees that at any time
(a) any payment or other amount owing by such Borrower under this Agreement is then due to either Agent, any Bank or any such holder or (b) any Unmatured Event of Default under Section 12.1.4 with respect to the Company or any Event of
                 --------------
Default exists, each Agent, each Bank and each such holder may apply to the payment of such payment or other amount (or, in the case of clause (b), to any
                                                    ----------
obligations of such Borrower hereunder, whether or not then due) any and all balances, credits, deposits, accounts or moneys of such Borrower then or thereafter with such Agent, such Bank or such holder.

     7.5  Proration of Payments.  If any Bank shall obtain any payment or other
          ---------------------
recovery (whether voluntary, involuntary, by application of offset or otherwise, but excluding any payment pursuant to Section 8.7 or 15.9, any payment made to
                                      -----------    ----
give effect to a non-pro-rata increase in the Aggregate Commitment as described in the last sentence of Section 6.1.2 or any payment to the Swing Line Bank in
                        -------------
respect of any Swing Line Loan) on account of principal of or interest on any Note (or on account of its participation in any Letter of Credit, Canadian Loan or Swing Line Loan) in excess of its pro rata share of payments and other recoveries obtained by all U.S. Banks or Canadian Banks, as applicable, on account of principal of and interest on the applicable Notes (or such participations) then held by them, such Bank shall purchase from the other applicable Banks such participation in the applicable Notes (or sub-participation in Letters of Credit, Canadian Loans or Swing Line Loans) held by them as shall be necessary to cause such purchasing Bank to share the excess payment or other recovery ratably with each of them; provided, however, that if
                                                     --------  -------
all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Bank, the purchase shall be rescinded and the purchase price restored to the extent of such recovery (but without interest).

     7.6  Taxes.  (a) All payments of principal of, and interest on, the Loans
          -----
and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Bank's net income or receipts (all non-excluded items being called "Taxes"). If any withholding or deduction from any
                             -----
payment to be made by a Borrower hereunder (including any additional amount or amounts to be paid under this Section 7.6) is required in respect of any Taxes
                              -----------
pursuant to any applicable law, rule or regulation, then such Borrower will:

          (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

          (ii) promptly forward to the U.S. Agent (and, in the case of UR Canada, the Canadian Agent) an official receipt or other documentation satisfactory to the U.S. Agent (and, in the case of UR Canada, the Canadian Agent) evidencing such payment to such authority; and

          (iii) pay to the U.S. Agent (or, in the case of UR Canada, the Canadian Agent) for the account of the Banks such additional amount or amounts as is necessary to ensure that the net amount actually received by each Bank will equal the full amount such Bank would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against either Agent or any Bank with respect to any payment received by such Agent or such Bank hereunder, such Agent or such Bank may pay such Taxes and the applicable Borrower will promptly pay such additional amounts (including any penalty, interest and expense) as is necessary in order that the net amount received by such Person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had such Taxes not been asserted.

     (b) If either Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the applicable Agent, for the account of the applicable Banks, the required receipts or other required documentary evidence, such Borrower shall indemnify such Banks for any incremental Taxes, interest or penalties that may become payable by any such Bank as a result of any such failure. For purposes of this Section 7.6, a distribution hereunder by
                                        -----------
either Agent or any Bank to or for the account of any Bank shall be deemed a payment by the applicable Borrower.

     (c) Upon the request from time to time of the Company or the U.S. Agent, each U.S. Bank that is organized under the laws of a jurisdiction other than the United States of America or any State thereof shall execute and deliver to the Company and the U.S. Agent one or more (as the Company or the U.S. Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents, appropriately completed, as may be applicable to establish the extent, if any, to which a payment by the Company to such U.S. Bank is exempt from withholding or deduction of Taxes.

     (d) Each Canadian Bank agrees that it shall, no later than the Effective Date (or, in the case of a Canadian Bank which becomes a party hereto after the Effective Date, the date upon which such Canadian Bank becomes a party hereto) deliver to the Canadian Agent and to UR Canada through the Canadian Agent an instrument in writing certifying one of the following:

               (A) that such Canadian Bank is not a non-resident of Canada for the purposes of Part XIII of the Income Tax Act (Canada) and that it is the sole beneficial owner of payments of principal of and interest on its Canadian Loans;

               (B) its jurisdiction of incorporation and residence for tax purposes, that it is the sole beneficial owner of payments of principal of and interest on its Canadian Loans, and the rate of withholding tax applicable to any payment of interest to it pursuant to any applicable tax conventions between Canada, on the one hand, and its jurisdiction of residence for tax purposes, on the other hand; or

               (C) its jurisdiction of incorporation and residence for tax purposes, the names of the beneficial owners of payments of principal of and interest on its Canadian Loans, the residence for tax purposes of each of such beneficial owners, and the rate of withholding tax applicable to any payment of interest in respect of each beneficial owner pursuant to any applicable tax convention between Canada, on the one hand, and the jurisdiction of residence for tax purposes of each beneficial owner, on the other hand;

and undertaking to advise the Canadian Agent and UR Canada of any changes in respect of clause (A), (B) or (C), as the case may be (provided that no Canadian
           ----------  ---    ---
Bank shall be required to notify the Canadian Agent or UR Canada of any change resulting solely from delivery to the U.S. Agent of a Canadian Participation Funding Notice). In addition, each Canadian Bank (and, after delivery to the U.S. Agent of a Canadian Participation Funding Notice, each Non-Canadian Bank) shall, promptly upon the Canadian Agent's or UR Canada's reasonable request to that effect, deliver to the Canadian Agent or UR Canada (as the case may be) such other instruments in writing, forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation or the official interpretation of any such law, treaty, rule, or regulation by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) in order to establish such Canadian Bank's tax status for withholding purposes. If the Canadian Agent receives a request from Revenue Canada or any other taxing authority to provide additional information concerning the withholding tax status of any Canadian Bank (or, after delivery to the U.S. Agent of a Canadian Participation Funding Notice, a Non-Canadian Bank), such Bank shall (upon notice of such request from the Canadian Agent) use reasonable efforts to obtain and deliver such information to such taxing authority and the Canadian Agent. Notwithstanding the foregoing, no Canadian Bank shall be required to deliver any form pursuant to this clause (d)
                                                                     ----------
if such Canadian Bank is not legally permitted to deliver such form as a result of a change in any law, or treaty, rule, or regulation or the official interpretation thereof after the date such Canadian Bank becomes a party to this Agreement.

     (e)  The obligations of the Borrowers under this Section 7.6 (i) are
                                                      -----------
subject to the limitations set out in Section 15.9.1 and (ii) shall survive
                                      --------------
repayment of the Loans, cancellation of the Notes, cancellation or expiration of the Letters of Credit and any termination of the Agreement.

     SECTION 8  INCREASED COSTS; SPECIAL PROVISIONS FOR FIXED RATE LOANS.

     8.1  Increased Costs.
           ---------------

     (a) If, after the date hereof, the adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or any Eurodollar Office of such Bank) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency

          (A) shall subject any Bank (or any Eurodollar Office of such Bank) to any tax, duty or other charge with respect to its Fixed Rate Loans (or its participation therein), its Note or its obligation to make or participate in Fixed Rate Loans, or shall change the basis of taxation of payments to any Bank of the principal of or interest on its Fixed Rate Loans (or its participation therein) or any other amounts due under this Agreement in respect of its Fixed Rate Loans (or its participation therein) or its obligation to make or participate in Fixed Rate Loans (except for changes in the rate of tax on the overall net income of such Bank or its Eurodollar Office imposed by the jurisdiction in which such Bank's principal executive office or Eurodollar Office is located); or

          (B) shall impose, modify or deem applicable any reserve (including any reserve imposed by the FRB, but excluding any reserve included in the determination of interest rates pursuant to Section 4), special deposit or
                                                 ---------
     similar requirement against assets of, deposits with or for the account of, or credit extended by any Bank (or any Eurodollar Office of such Bank); or

          (C) shall impose on any Bank (or its Eurodollar Office) any other condition affecting its Fixed Rate Loans (or its participation therein), its Note or its obligation to make or participate in Fixed Rate Loans;

and the result of any of the foregoing is to increase the cost to (or, in the case of Regulation D of the FRB, to impose a cost on) such Bank (or any Eurodollar Office of such Bank) of making, maintaining or participating in any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Eurodollar Office) under this Agreement or under its Note with respect thereto, then within 10 days after demand by such Bank (which demand shall be accompanied by a statement setting forth the basis for such demand, a copy of which shall be furnished to the U.S. Agent), the applicable Borrower shall pay directly to such Bank such additional amount as will compensate such Bank for such increased cost or such reduction.

     (b) If any Bank shall reasonably determine that the adoption or phase-in of or any change in any applicable law, rule or regulation regarding capital adequacy, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank or any Person controlling such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's or such controlling Person's capital as a consequence of such Bank's obligations hereunder (including such Bank's obligation to make or participate in Loans or to issue or participate in Letters of Credit) or under any Letter of Credit to a level below that which such Bank or such controlling Person could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or such controlling Person's policies with respect to capital adequacy) by an amount deemed by such Bank or such controlling Person to be material, then from time to time, within 10 days after demand by such Bank (which demand shall be accompanied by a statement setting forth the basis for such demand, a copy of which shall be furnished to the U.S. Agent), the applicable Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank or such controlling Person for such reduction.

     8.2  Basis for Determining Interest Rate Inadequate or Unfair.  If with
          --------------------------------------------------------
respect to any Interest Period:

          (a) deposits in the relevant currency (in the applicable amounts) are not being offered to BofA or BAC, as applicable, in the relevant interbank Eurodollar market for such Interest Period, or the applicable Agent otherwise reasonably determines (which determination shall be binding and conclusive on the Borrowers) that by reason of circumstances affecting the relevant interbank Eurodollar market adequate and reasonable means do not exist for ascertaining the applicable Eurodollar Rate in the relevant currency; or

          (b) U.S. Banks having an aggregate Percentage of 30% or more advise the U.S. Agent, or Canadian Banks having an aggregate Canadian Percentage of 30% or more advise the Canadian Agent, that the Eurodollar Rate or the BA Rate, as determined by the applicable Agent, will not adequately and fairly reflect the cost to such Banks of maintaining or funding their Eurodollar Loans or BA Rate Loans, as applicable, for such Interest Period (taking into account any amount to which such Banks may be entitled under
     Section 8.1) or that the making or funding of Eurodollar Loans in the
     -----------
     relevant currency or BA Rate Loans has become impracticable as a result of an event occurring after the date of this Agreement which in the opinion of such Banks materially affects such Loans;

then the applicable Agent shall promptly notify the applicable Borrower and the
----
applicable Banks thereof and, so long as such circumstances shall continue, (i) no Bank shall be under any obligation to make or convert into Eurodollar Loans in the relevant currency or BA Rate Loans, as the case may be, and (ii) on the last day of the current Interest Period for each Eurodollar Loan in such currency or BA Rate Loan, as the case may be, such Loan shall, unless then repaid in full, automatically convert to a Base Rate Loan or a Prime Rate Loan, as appropriate.

     8.3  Changes in Law Rendering Fixed Rate Loans Unlawful.  If any change in
          --------------------------------------------------
(including the adoption of any new) applicable laws or regulations, or any change in the interpretation of applicable laws or regulations by any governmental or other regulatory body charged with the administration thereof, should make it (or in the good faith judgment of any Bank cause a substantial question as to whether it is) unlawful for any Bank to make, maintain or fund any Fixed Rate Loan, then such Bank shall promptly notify the Borrowers and the Agents and, so long as such circumstances shall continue, (a) such Bank shall have no obligation to make or convert into the applicable type of Fixed Rate Loans (but shall make Base Rate Loans or Prime Rate Loans, as appropriate, concurrently with the making of or conversion into the applicable type of Fixed Rate Loans by the Banks which are not so affected, in each case in an amount equal to such Bank's pro rata share of all of the applicable type of Loans which would be made or converted into at such time in the absence of such circumstances) and
(b) on the last day of the current Interest Period for each applicable Fixed Rate Loan of such Bank (or, in any event, on such earlier date as may be required by the relevant law, regulation or interpretation), such Fixed Rate Loan shall, unless then repaid in full, automatically convert to a Base Rate Loan or a Prime Rate Loan, as appropriate. Each Base Rate Loan or Prime Rate Loan made by a Bank which, but for the circumstances described in the foregoing sentence, would be a Fixed Rate Loan (an "Affected Loan") shall remain outstanding for the same period as the Group of Fixed Rate Loans of which such Affected Loan would be a part absent such circumstances.

     8.4  Funding Losses.  Each Borrower hereby agrees that upon demand by any
          --------------
Bank (which demand shall be accompanied by a statement setting forth the basis for the amount being claimed, a copy of which shall be furnished to the U.S. Agent), such Borrower will indemnify such Bank against any net loss or expense which such Bank may sustain or incur (including any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain any Fixed Rate Loan), as reasonably determined by such Bank, as a result of (a) any payment, prepayment or conversion of any Fixed Rate Loan of such Bank on a date other than the last day of an Interest Period for such Loan (including any conversion pursuant to Section 8.3) or (b)
                                                           -----------
any failure of such Borrower to borrow, convert into, continue or prepay any Fixed Rate Loan on a date specified therefor in a notice of borrowing, conversion, continuation or prepayment pursuant to this Agreement. For this purpose, all notices to either Agent pursuant to this Agreement shall be deemed to be irrevocable.

     8.5  Right of Banks to Fund through Other Offices.  Each Bank may, if it
          --------------------------------------------
so elects, fulfill its commitment as to any Eurodollar Loan by causing a foreign branch or affiliate of such Bank to make such Loan, provided that in such event
                                                    --------
for the purposes of this Agreement such Loan shall be deemed to have been made by such Bank and the obligation of the applicable Borrower to repay such Loan shall nevertheless be to such Bank and shall be deemed held by it, to the extent of such Loan, for the account of such branch or affiliate.

     8.6  Discretion of Banks as to Manner of Funding.  Notwithstanding any
          -------------------------------------------
provision of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Bank had actually funded and maintained each Eurodollar Loan during each Interest Period for such Loan through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the IBOR or the Canadian IBOR (each as defined in the definition of Eurodollar Rate), as applicable, for such Interest Period.

     8.7  Mitigation of Circumstances; Replacement of Affected Bank.
          ---------------------------------------------------------

     (a) Each Bank shall promptly notify the applicable Borrower and the U.S. Agent (and if such notice relates to Canadian Loans, the Canadian Agent) of any event of which it has knowledge which will result in, and will use reasonable commercial efforts available to it (and not, in such Bank's good faith judgment, otherwise disadvantageous to such Bank) to mitigate or avoid, (i) any obligation of a Borrower to pay any amount pursuant to Section 7.6 or 8.1 or (ii) the occurrence
                                       -----------    ---
of any circumstances of the nature described in Section 8.2 or 8.3, and, if any
                                                -----------    ---
Bank has given notice of any such event described in clause (i) or (ii) above
                                                     ----------    ----
and thereafter such event ceases to exist, such Bank shall promptly so notify the applicable Borrower and the U.S. Agent (and if such notice relates to the Canadian Loans, the Canadian Agent). Without limiting the foregoing, each Bank will designate a different funding office if such designation will avoid (or reduce the cost to the applicable Borrower of) any event described in clause (i)
                                                                      ----------
or (ii) of the preceding sentence and such designation will not, in such Bank's
   ----
sole judgment, be otherwise disadvantageous to such Bank.

     (b) At any time any Bank is an Affected Bank, the Company may replace such Affected Bank (and any Affiliate of such Bank which is a party hereto) as a party to this Agreement with one or more other bank(s) or financial institution(s) reasonably satisfactory to the U.S. Agent (and upon notice from the Company such Affected Bank shall assign pursuant to an Assignment Agreement, and without recourse or warranty, its Commitment, its Loans, its Note, its participation in Letters of Credit, and all of its other rights and obligations hereunder to such replacement bank(s) or other financial institution(s) for a purchase price equal to the sum of the principal amount of the Loans so assigned, all accrued and unpaid interest thereon, its ratable share of all accrued and unpaid facility fees and Letter of Credit fees, any amounts payable under Section 8.4 as a result of such Bank receiving payment of any Fixed Rate
      -----------
Loan prior to the end of an Interest Period therefor and all other obligations owed to such Affected Bank hereunder); provided, however, that no Affected Bank
                                       --------  -------
shall be required to make any assignment pursuant to this clause (b) unless the
                                                          ----------
Company also replaces any Affiliate of such Bank which is a party hereto pursuant to the provisions of this clause (b).
                                   ----------

     8.8  Conclusiveness of Statements; Survival of Provisions.  Determinations
          ----------------------------------------------------
and statements of any Bank pursuant to Section 8.1, 8.2, 8.3 or 8.4 shall be
                                       -----------  ---  ---    ---
conclusive absent demonstrable error. Banks may use reasonable averaging and attribution methods in determining compensation under Sections 8.1 and 8.4, and
                                                      ------------     ---
the provisions of such Sections shall survive repayment of the Loans, cancellation of the Notes, cancellation or expiration of the Letters of Credit and any termination of this Agreement.

     SECTION 9  WARRANTIES.

     To induce the Issuing Bank to issue Letters of Credit and to induce the Agents and the Banks to enter into this Agreement and to induce the Banks to make and participate in Loans and purchase participations in Letters of Credit hereunder, Parent and the Company warrant to the Agents and the Banks (and, with respect to Sections 9.1 through 9.4, UR Canada warrants with respect to itself)
           ------------         ---
that:

     9.1  Organization, etc.  Each of Parent and the Company is a corporation
          ------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware; UR Canada is a corporation duly organized, validly existing and in good standing under the laws of the Province of Ontario and is a wholly-owned Subsidiary of the Company; each other Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and each of the Company, Parent and each Subsidiary is duly qualified to do business in each jurisdiction where the nature of its business makes such qualification necessary (except in those instances in which the failure to be qualified or in good standing does not have a Material Adverse Effect) and has full power and authority to own its property and conduct its business as presently conducted by it.

     9.2  Authorization; No Conflict.  The execution and delivery by each
          --------------------------
Borrower of this Agreement and each other Loan Document to which it is a party, the borrowings and obtaining of letters of credit hereunder, the execution and delivery by each other Loan Party of each Loan Document to which it is a party and the performance by each Borrower and each other Loan Party of its obligations under each Loan Document to which it is a party are within the corporate powers of each Borrower and each other Loan Party, have been duly authorized by all necessary corporate action (including any necessary shareholder action) on the part of each Borrower and each other Loan Party, have received all necessary governmental approval (if any shall be required), and do not and will not (a) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on either Borrower, any other Loan Party or any other Subsidiary, (b) contravene or conflict with, or result in a breach of, any provision of the Certificate or Articles of Incorporation, By-Laws or other organizational documents of either Borrower, any other Loan Party or any other Subsidiary or of any agreement, indenture, instrument or other document which is binding on either Borrower, any other Loan Party or any other Subsidiary or (c) result in, or require, the creation or imposition of any Lien on any property of either Borrower, any other Loan Party or any other Subsidiary (other than Liens arising under the Loan Documents).

     9.3  Validity and Binding Nature.  Each of this Agreement and each other
          ---------------------------
Loan Document to which the Company is a party is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; each of this Agreement and each other Loan Document to which UR Canada is a party is the legal, valid and binding obligation of UR Canada, enforceable against UR Canada in accordance with its terms; and each Loan Document to which any other Loan Party is a party is, or upon the execution and delivery thereof by such Loan Party will be, the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms.

     9.4  Information.  All information heretofore or contemporaneously
          -----------
herewith furnished in writing by Parent, either Borrower or any other Subsidiary to any Bank for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of Parent, either Borrower or any Subsidiary to any Bank pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances under which made (it being recognized by the Agents and the Banks that any projections and forecasts provided by Parent or any Subsidiary are based on good faith estimates and assumptions believed by Parent or such Subsidiary to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results).

     9.5  Financial Information; No Material Adverse Change.
          -------------------------------------------------

     (a) The audited consolidated financial statements of the Company and its Subsidiaries at December 31, 1997 and the unaudited consolidated financial statements of the Company and the Subsidiaries at June 30, 1998, copies of each of which have been delivered to each Bank, have been prepared in accordance with generally accepted accounting principles (subject, in the case of such unaudited statements, to the absence of footnotes and to normal year-end audit adjustments) and present fairly the consolidated financial condition of the Company and its Subsidiaries taken as a whole as at such dates and the results of their operations for the periods then ended.

     (b) Since December 31, 1997, there has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Company and its Subsidiaries taken as a whole; and since the reorganization whereby the Company became a Subsidiary of Parent on August 5, 1998, there has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of Parent and its Subsidiaries taken as a whole.

     9.6  Litigation and Contingent Liabilities.
          -------------------------------------

     (a) No litigation (including derivative actions), arbitration proceeding, labor controversy or governmental investigation or proceeding is pending or, to Parent's knowledge, threatened against Parent or any Subsidiary which might reasonably be expected to have a Material Adverse Effect, except as set forth in
Schedule 9.6(a).  Other than any liability incident to such litigation or
---------------
proceedings, neither Parent nor any Subsidiary has any material contingent liabilities not listed in Schedule 9.6(a) or 9.6(b).
                          ---------------    ------

     (b)  Schedule 9.6(b) sets out descriptions of all arrangements existing on
          ---------------
the Effective Date pursuant to which Parent or any Subsidiary may be required to pay any Contingent Payment.

     9.7  Ownership of Properties; Liens.  Except as set forth on Schedule 9.7,
          ------------------------------                          ------------
each of Parent and each Subsidiary owns good and marketable title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges and material claims (including material infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section
                                                                     -------
10.8.
----

     9.8  Subsidiaries.  Parent has no Subsidiaries other than the Company, the
          ------------
QuIPS Trust and the Acquisition Subsidiaries; and the Company has no Subsidiaries except those listed in Schedule 9.8.
                                    ------------

     9.9  Pension and Welfare Plans.
          -------------------------

     (a) During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement or the making of any Loan hereunder,
(i) no steps have been taken to terminate any Pension Plan and (ii) no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could result in the incurrence by Parent of any material liability, fine or penalty. Parent has no contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA.

     (b) All contributions (if any) have been made to any Multiemployer Pension Plan that are required to be made by Parent or any other member of the Controlled Group under the terms of such Multiemployer Pension Plan or of any collective bargaining agreement or by applicable law; neither Parent nor any member of the Controlled Group has withdrawn or partially withdrawn from any Multiemployer Pension Plan, incurred any withdrawal liability with respect to any Multiemployer Pension Plan, or received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any Multiemployer Pension Plan, and no condition has occurred which, if continued, might result in a withdrawal or partial withdrawal from any Multiemployer Pension Plan; and neither Parent nor any member of the Controlled Group has received any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, that any Multiemployer Pension Plan is or has been funded at a rate less than that required under Section 412 of the Code, that any Multiemployer Pension Plan is or may be terminated, or that any Multiemployer Pension Plan is or may become insolvent.

     (c) All contributions required under applicable law have been made in respect of all pension plans of UR Canada and each of its Subsidiaries and each such pension plan is fully funded on an ongoing and termination basis.

     9.10 Investment Company Act.  Neither Parent nor any Subsidiary is an
          ----------------------
"investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940.

     9.11  Public Utility Holding Company Act.  Neither Parent nor any
           ----------------------------------
Subsidiary is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935.

     9.12  Regulation U.  Neither Parent nor either Borrower is engaged
           ------------
principally, or as one of its important activities, in the business of purchasing or carrying Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

     9.13  Taxes.  Each of Parent and each Subsidiary has filed all tax returns
           -----
and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     9.14  Solvency, etc.  On the Effective Date (or, in the case of any Person
           --------------
which becomes a Loan Party after the Effective Date, on the date such Person becomes a Loan Party), and immediately prior to and after giving effect to the issuance of each Letter of Credit and each borrowing hereunder and the use of the proceeds thereof, (a) each of the Company's and each other Loan Party's assets will exceed its liabilities and (b) each of the Company and each other Loan Party will be solvent, will be able to pay its debts as they mature, will own property with fair saleable value greater than the amount required to pay its debts and will have capital sufficient to carry on its business as then constituted.

     9.15  Environmental Matters.  Parent and its Subsidiaries conduct in the
           ---------------------
ordinary course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on their business, operations and properties, and as a result thereof Parent has reasonably concluded that, except as specifically disclosed in Schedule 9.15, such Environmental Laws and
                             -------------
Environmental Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     9.16  Year 2000 Problem.  Parent and its Subsidiaries have reviewed the
           -----------------
areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by Parent and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based on such review and program, Parent reasonably believes that the "Year 2000 Problem" will not have a Material Adverse Effect.

     9.17  Senior Debt.  The obligations of the Company hereunder constitute
           -----------
"Senior Indebtedness" as such term is defined in each Subordinated Note
Indenture.

     SECTION 10  COVENANTS.

     Until the expiration or termination of the Commitments and thereafter until all obligations of the Borrowers hereunder and under the other Loan Documents are paid in full and all Letters of Credit have been terminated, Parent agrees that, unless at any time the Required Banks shall otherwise expressly consent in writing, it will:

     10.1  Reports, Certificates and Other Information.  Furnish to the U.S.
           -------------------------------------------
Agent, the Canadian Agent and each Bank:

     10.1.1  Audit Report.  Promptly when available and in any event within 90
             ------------
days after the close of each Fiscal Year: (a) a copy of the annual audit report of Parent and its Subsidiaries for such Fiscal Year, including therein a consolidated balance sheet of Parent and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of Parent and its Subsidiaries for such Fiscal Year certified without qualification by Ernst & Young or other independent auditors of recognized standing selected by Parent and reasonably acceptable to the Required Banks, together with a written statement from such accountants to the effect that in making the examination necessary for the signing of such annual audit report by such accountants, they have not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if they have become aware of any such event, describing it in reasonable detail; (b) consolidating balance sheets of Parent and its Subsidiaries as of the end of such Fiscal Year and consolidating statements of earnings for Parent and its Subsidiaries for such Fiscal Year, certified by the Chief Financial Officer or the Vice President, Finance of Parent; and (c) commencing with the Fiscal Year ending December 31, 1998, a copy of an annual agreed-upon procedures report on the equipment fleet of the Company and its Subsidiaries for such Fiscal Year as performed by the Company's independent auditors.

     10.1.2  Quarterly Reports.  Promptly when available and in any event within
             -----------------
45 days after the end of each Fiscal Quarter (except the last Fiscal Quarter) of each Fiscal Year, a consolidated balance sheet of Parent and its Subsidiaries as of the end of such Fiscal Quarter, together with consolidated statements of earnings and cash flow for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter, certified by the Chief Financial Officer or the Vice President, Finance of Parent.

     10.1.3  Projections.  As soon as practicable and in any event within 60
             -----------
days after the commencement of each Fiscal Year, financial projections for Parent and its Subsidiaries for such Fiscal Year prepared in a manner consistent with the projections delivered by the Company to the Banks prior to the Effective Date or otherwise in a manner satisfactory to the U.S. Agent.

     10.1.4  Compliance Certificates.  Contemporaneously with the furnishing of
             -----------------------
a copy of each annual audit report pursuant to Section 10.1.1 and of each set of
                                               --------------
quarterly statements pursuant to Section 10.1.2, (a) a duly completed compliance
                                 --------------
certificate in the form of Exhibit B, with appropriate insertions, dated the
                           ---------
date of such annual report or such quarterly statements and
signed by the Chief Financial Officer or the Vice President, Finance of Parent, containing a computation of each of the financial ratios and restrictions set forth in Section 10.6 and to the effect that such officer has not become aware
         ------------
of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it; and (b) an updated organizational chart listing all Subsidiaries and the locations of their businesses.

     10.1.5  Reports to SEC and to Shareholders.  Promptly upon the filing or
             ----------------------------------
sending thereof, copies of all regular, periodic or special reports of Parent or any Subsidiary filed with the SEC (excluding exhibits thereto, provided that Parent shall promptly deliver any such exhibit to either Agent or any Bank upon request therefor); copies of all registration statements of Parent or any Subsidiary filed with the SEC (other than on Form S-8); and copies of all proxy statements or other communications made to security holders generally concerning material developments in the business of Parent or any Subsidiary.

     10.1.6  Notice of Default, Litigation and ERISA Matters.  Immediately upon
             -----------------------------------------------
becoming aware of any of the following, written notice describing the same and the steps being taken by Parent or the Subsidiary affected thereby with respect thereto:

             (a) the occurrence of an Event of Default or an Unmatured Event of Default;

             (b) any litigation, arbitration or governmental investigation or proceeding not previously disclosed by Parent to the Banks which has been instituted or, to the knowledge of Parent, is threatened against Parent or any Subsidiary or to which any of the properties of any thereof is subject which, if adversely determined, might reasonably be expected to have a Material Adverse Effect;

             (c) the institution of any steps by any member of the Controlled Group or any other Person to terminate any Pension Plan, or the failure of any member of the Controlled Group to make a required contribution to any Pension Plan (if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA) or to any Multiemployer Pension Plan, or the taking of any action with respect to a Pension Plan which could result in the requirement that Parent furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan or Multiemployer Pension Plan which could result in the incurrence by any member of the Controlled Group of any material liability, fine or penalty (including any claim or demand for withdrawal liability or partial withdrawal from any Multiemployer Pension Plan), or any material increase in the contingent liability of Parent with respect to any post-retirement Welfare Plan benefit, or any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of an excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent;

             (d) any cancellation (without replacement) or material change in any insurance maintained by Parent or any Subsidiary;

             (e) any event (including any violation of any Environmental Law or the assertion of any Environmental Claim) which might reasonably be expected to have a Material Adverse Effect; or

             (f) any setoff, claims (including Environmental Claims), withholdings or other defenses to which any of the collateral granted under any Collateral Document, or the Banks' rights with respect to any such collateral, are subject.

     10.1.7  Subsidiaries.  Promptly upon any change in the list of its
             ------------
Subsidiaries, a written report of such change.

     10.1.8  Management Reports.  Promptly upon the request of either Agent or
             ------------------
any Bank, copies of all detailed financial and management reports submitted to Parent by independent auditors in connection with each annual or interim audit made by such auditors of the books of Parent.

     10.1.9  Other Information.  From time to time such other information
             -----------------
concerning Parent and its Subsidiaries as any Bank or either Agent may reasonably request.

     10.2  Books, Records and Inspections.  Keep, and cause each Subsidiary to
           ------------------------------
keep, its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP; permit, and cause each Subsidiary to permit, any Bank or either Agent or any representative thereof to inspect the properties and operations of Parent and of such Subsidiary; and permit, and cause each Subsidiary to permit, at any reasonable time and with reasonable notice (or at any time without notice if an Event of Default exists), any Bank or either Agent or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and Parent hereby authorizes such independent auditors to discuss such financial matters with any Bank or either Agent or any representative thereof whether or not any representative of Parent or any Subsidiary is present), and to examine (and, at the expense of Parent or the applicable Subsidiary, photocopy extracts from) any of its books or other corporate records.

     10.3  Insurance.  Maintain, and cause each Subsidiary to maintain, with
           ---------
responsible insurance companies, such insurance as may be required by any law or governmental regulation or court decree or order applicable to it and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated; and, upon request of either Agent or any Bank, furnish to such Agent or such Bank a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by Parent and its Subsidiaries.

     10.4  Compliance with Laws; Payment of Taxes and Liabilities.  (a) Comply,
           ------------------------------------------------------
and cause each Subsidiary to comply, in all material respects with all applicable laws (including Environmental Laws), rules, regulations, decrees, orders, judgments, licenses and permits; and (b) pay, and cause each Subsidiary to pay, prior to delinquency, all taxes and other governmental charges against it or any of its property, as well as claims of any kind which, if unpaid, might become a Lien on any of its property; provided, however, that the foregoing
                                      --------  -------
shall not require Parent or any Subsidiary to pay any such tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP.

     10.5  Maintenance of Existence, etc.  Maintain and preserve, and (subject
           ------------------------------
to Section 10.11) cause each Subsidiary to maintain and preserve, (a) its
   -------------
existence and good standing in the jurisdiction of its incorporation and (b) its qualification and good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary (except in those instances in which the failure to be qualified or in good standing does not have a Material Adverse Effect).

     10.6  Financial Covenants.
           -------------------

             10.6.1  Maximum Leverage.  Not permit the ratio of (i) Funded Debt
                     ----------------
     to (ii) Funded Debt plus Net Worth to exceed 0.65 to 1.0 at any time.
                         ----

             10.6.2  Minimum Interest Coverage Ratio.  Not permit the Interest
                     -------------------------------
     Coverage Ratio for any Computation Period to be less than the applicable ratio set forth below:


              COMPUTATION                                    INTEREST
             PERIOD ENDING:                               COVERAGE RATIO
             -------------                                --------------

             3/31/98 through 12/31/98                     1.50 to 1.0
             3/31/99 through 12/31/99                     1.75 to 1.0
             3/31/00 and thereafter                       2.00 to 1.0.

             10.6.3  Funded Debt to Cash Flow Ratio.  Not permit the Funded Debt
                     ------------------------------
     to Cash Flow Ratio as of the last day of any Fiscal Quarter to exceed 4.5 to 1.0.

             10.6.4  Senior Debt to Tangible Assets.  Not permit the ratio of
                     ------------------------------
     (i) Senior Debt to (ii) Tangible Assets to exceed 1.0 to 1.0 at any time.

             10.6.5  Senior Debt to Cash Flow Ratio.  Not permit the ratio of
                     ------------------------------
     (i) Senior Debt to (ii) Cash Flow as of the last day of any Fiscal Quarter to exceed 3.0 to 1.0.

     10.7  Limitations on Debt.  Not, and not permit any Subsidiary to, create,
           -------------------
incur, assume or suffer to exist any Debt, except:

     (a) obligations hereunder, under the other Loan Documents, under the Term Loan Agreement and under the other "Loan Documents" as defined in the Term Loan Agreement;

     (b) unsecured Debt of the Company (excluding Contingent Payments and Seller Subordinated Debt);

     (c) Debt of the Company or any Subsidiary in respect of Capital Leases or arising in connection with the acquisition of equipment (including Debt assumed in connection with an asset purchase permitted by Section 10.11, or
                                                               -------------
     incurred pursuant to a Capital Lease or in connection with the acquisition of equipment by a Person before it became a Subsidiary in connection with a stock purchase permitted by Section 10.11, in each case so long as such
                                 -------------
     Debt is not incurred in contemplation of such purchase), and refinancings of any such Debt so long as the terms applicable to such refinanced Debt are no less favorable to the Company or the applicable Subsidiary than the terms in effect immediately prior to such refinancing, provided that the
                                                            --------
     aggregate amount of all such Debt at any time outstanding shall not exceed a Dollar Equivalent amount equal to U.S.$75,000,000;

     (d) Debt of Subsidiaries owed to the Company; provided that the aggregate amount of all such Debt of Foreign Subsidiaries owed to the Company shall not at any time exceed 15% of the consolidated assets of the Company and its Subsidiaries;

     (e)    unsecured Debt of the Company to Subsidiaries;

     (f)    Subordinated Debt; provided that (i) the aggregate principal amount
                               --------
     of all Seller Subordinated Debt at any time outstanding shall not exceed a Dollar Equivalent amount of U.S.$50,000,000 and (ii) the Company shall not issue or incur any Debt described in clause (d) of the definition of
                                          ----------
     Subordinated Debt (x) at any time that an Event of Default or Unmatured Event of Default exists or would result therefrom and (y) unless the Company has delivered to the U.S. Agent (which shall promptly deliver a copy thereof to each U.S. Bank) a certificate in reasonable detail demonstrating that, after giving effect to such issuance or incurrence, Parent will be in pro forma compliance with all financial covenants set forth in this Section 10;
                   ----------

     (g) other Debt of the Company or any Subsidiary, not of a type described in clause (c), outstanding on the date hereof and listed in Schedule
        ----------                                               --------
     10.7(g);
     -------

     (h)    Contingent Payments, provided that Parent shall not, and shall not
                                 --------
     permit any Subsidiary to, incur any obligation to make Contingent Payments the maximum possible amount of which exceeds a Dollar Equivalent amount of U.S.$50,000,000 in the aggregate for all Contingent Payments at any time outstanding;

     (i) the QuIPS Debentures, the QuIPS Preferred Securities and the QuIPS Guarantees;

     (j)    Permitted Senior Secured Debt and guarantees thereof, provided that
                                                                  --------
     the aggregate principal amount of all Permitted Senior Secured Debt shall not at any time exceed U.S.$252,000,000;

     (k) Guarantees by Parent of the obligations of the Company or any Subsidiary; provided that any such guaranty is subordinated to the obligations of Parent under the Parent Guaranty at least to the extent set forth in Exhibit G or otherwise in a manner reasonably satisfactory to the
              ---------
     Required Banks;

     (l) unsecured recourse obligations of the Company or any Subsidiary in respect of Vendor Financing Arrangements; and

     (m) Hedging Obligations incurred for purposes of protection from price, interest rate or currency fluctuations posed by bona fide debt, contract on purchase order obligations or from changes in the price of Parent's stock.

     For purposes of clause (h) above, a Contingent Payment shall be deemed to
                     ----------
be "outstanding" from the time that Parent or any Subsidiary enters into the agreement containing the obligation to make such Contingent Payment until such time as either such Contingent Payment has been made in full or it has become certain that such Contingent Payment will never have to be made.

     10.8  Liens.  Not, and not permit any Subsidiary to, create or permit to
           -----
exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except:

     (a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves;

     (b) Liens arising in the ordinary course of business (such as (i) Liens of carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and (ii) Liens incurred in connection with worker's compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds, bids, performance bonds and similar obligations) for sums not overdue or being contested in good faith by appropriate proceedings and not involving any deposits or advances or borrowed money or the deferred purchase price of property or services, and, in each case, for which it maintains adequate reserves;

     (c)    Liens identified in Schedule 10.8;
                                -------------

     (d)    Liens securing Debt permitted by clause (c) of Section 10.7 (and
                                             ----------    ------------
     attaching only to the property being leased (in the case of Capital Leases) or the purchase price for which was or is being financed by such Debt (in the case of other Debt));

     (e) attachments, appeal bonds, judgments and other similar Liens, for sums not exceeding a Dollar Equivalent amount of U.S.$1,000,000 arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

     (f) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of the Company or any Subsidiary; and

     (g) Liens arising under the Loan Documents and Liens securing Debt permitted by clauses (a) and (j) of Section 10.7.
                  -----------     ---    ------------

     10.9  Asset Sales.  Not later than one Business Day prior to the date on
           -----------
which the Company would be required to make, or offer to make, or give any notice of, any prepayment of any Subordinated Debt (other than Seller Subordinated Debt) as a result of any sale or other disposition of assets, make a prepayment of the Loans, and reduce the amount of the Aggregate Commitment, by an amount at least equal to the amount which otherwise would be required to be applied to prepay such Subordinated Debt (rounded upward, if necessary, to an integral multiple of $1,000,000).

     10.10  Restricted Payments.  Not, and not permit any Subsidiary to, (a)
            -------------------
declare or pay any dividends on any of its capital stock (other than stock dividends), (b) purchase or redeem any such stock or any warrants, units, options or other rights in respect of such stock, (c) make any other distribution to shareholders, (d) prepay, purchase, defease or redeem any Subordinated Debt, (e) make any payment of principal of or interest on, or acquire, redeem or otherwise retire, or make any other distribution in respect of, any of the QuIPS Debentures or the QuIPS Preferred Securities or (f) set aside funds for any of the foregoing; provided that (i) any Subsidiary of the
                                      --------
Company may declare and pay dividends to the Company or to any other wholly-owned Subsidiary of the Company; (ii) the Company may declare and pay dividends to Parent to the extent necessary to enable Parent to pay its taxes and accounting, legal, payroll, benefits and corporate overhead expenses (including all SEC and stock exchange fees and expenses) and payables described in Section
                                                                        -------
10.23; (iii) the QuIPS Trust may make a distribution of Parent's common stock
-----
pursuant to the terms of the QuIPS Preferred Securities or the QuIPS Debentures;
(iv) so long as no Event of Default or Unmatured Event of Default exists or would result therefrom, (A) Parent may make payments on the QuIPS Debentures and permit the QuIPS Trust to make corresponding distributions on the QuIPS Preferred Securities in accordance with the terms set forth in the QuIPS Indenture and (B) the Company may declare and pay dividends to

Parent in the amount necessary for Parent to make such payments; (v) so long as no Event of Default or Unmatured Event of Default exists or would result therefrom, the Company may declare and pay dividends to Parent in the amount necessary for Parent to consummate any acquisition permitted by Section 10.11
                                                                -------------
(provided that Parent shall immediately use the proceeds of such dividend to make such acquisition) or to make distributions permitted by clause (vi); and
                                                             -----------
(vi) so long as (x) no Event of Default or Unmatured Event of Default exists or would result therefrom and (y) the aggregate amount of all purchases of stock, warrants or units made by Parent (or, prior to August 5, 1998, the Company) since October 1, 1997 does not exceed U.S.$12,000,000, Parent may purchase its common stock or warrants, or units issued in respect thereof, from time to time on terms consistent with those set forth under the heading "Certain Agreements Relating to the Outstanding Securities" in the Company's Private Placement Memorandum dated September 12, 1997.

     10.11  Mergers, Consolidations, Amalgamations, Sales.  Not, and not permit
            ---------------------------------------------
any Subsidiary to, be a party to any merger, consolidation or amalgamation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or, except in the ordinary course of its business (including sales of equipment consistent with industry practice), sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign with or without recourse any receivables, except for (a) any such merger or consolidation, amalgamation, sale, transfer, conveyance, lease or assignment of or by any wholly-owned Subsidiary of the Company into the Company or into, with or to any other wholly-owned Subsidiary of the Company; (b) any such purchase or other acquisition by the Company or any wholly-owned Subsidiary of the Company of the assets or stock of any wholly-owned Subsidiary of the Company; (c) the U.S. Rentals Acquisition in accordance with the terms of the USR Merger Agreement;
(d) any such purchase or other acquisition (including pursuant to a merger) by Parent, an Acquisition Subsidiary, the Company or any wholly-owned Subsidiary of the Company of the assets or stock of any other Person where (1) such assets (in the case of an asset purchase) are for use, or such Person (in the case of a stock purchase) is engaged, solely in the equipment rental and related businesses; (2) immediately before and after giving effect to such purchase or acquisition, no Event of Default or Unmatured Event of Default shall have occurred and be continuing; (3) the board of directors of such Person has not announced that it will oppose such acquisition and has not commenced any litigation which alleges that such acquisition violates or will violate any requirement of law or any contractual obligation of such Person; (4) in the case of any such purchase or other acquisition by Parent (or any Acquisition Subsidiary), Parent immediately contributes the acquired stock or assets (or such Acquisition Subsidiary) to the Company; and (5) either (i) the aggregate consideration to be paid by Parent and its Subsidiaries (including any Debt assumed or issued in connection therewith, the amount thereof to be calculated in accordance with GAAP, but excluding any capital stock of or other equity interest in Parent which is part of such consideration) in connection with such purchase or other acquisition (or any series of related acquisitions) is less than a Dollar Equivalent amount of U.S.$150,000,000 or (ii) (x) Parent is in pro forma compliance with all the financial ratios and restrictions set forth in
Section 10.6 and (y) the Required Banks have consented to such purchase or
------------
acquisition; and (e) sales and
dispositions of assets (including the stock of Subsidiaries) so long as the net book value of all assets sold or otherwise disposed of in any Fiscal Year does not exceed 5% of the net book value of the consolidated assets of Parent and its Subsidiaries as of the last day of the preceding Fiscal Year.

     10.12  Modification of Documents.  Not permit the Certificate or Articles
            -------------------------
of Incorporation, By-Laws or other organizational documents of Parent or any Subsidiary, or any Subordinated Note Indenture or any other document evidencing or setting forth the terms applicable to any Subordinated Debt, to be amended or modified in any way which might reasonably be expected to materially adversely affect the interests of the Banks.

     10.13  Use of Proceeds.  Not permit either Borrower to use the proceeds of
            ---------------
the Loans, and the Letters of Credit, for any purpose other than to refinance existing indebtedness of the Company and U.S. Rentals, to finance the working capital needs of Parent, the Company and the Company's Subsidiaries, for acquisitions permitted by Section 10.11, to refinance Debt of Persons acquired
                          -------------
pursuant to Section 10.11, for capital expenditures and for other general corporate purposes; and not use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying" any Margin Stock in any manner which would violate Regulation U, T or X of the FRB.

     10.14  Further Assurances.  Take, and cause each Subsidiary to take, such
            ------------------
actions as are necessary or as either Agent or the Required Banks may reasonably request from time to time (including the execution and delivery of guaranties, security agreements, pledge agreements, financing statements and other documents, the filing or recording of any of the foregoing, and the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession) to ensure that (i) the obligations of the Company hereunder and under the other Loan Documents are secured by substantially all of the assets (other than real property) of the Company and guaranteed by Parent by execution of the Parent Guaranty and by all of the U.S. Subsidiaries (including, promptly upon the acquisition or creation thereof, any U.S. Subsidiary acquired or created after the date hereof) by execution of a counterpart of the U.S. Guaranty (provided that the QuIPS Trust shall have no obligation to execute the U.S. Guaranty), (ii) the obligations of Parent under the Parent Guaranty are secured by substantially all of the assets of Parent, (iii) the obligations of each U.S. Subsidiary (other than the QuIPS Trust) under the U.S. Guaranty are secured by substantially all of the assets (other than real property) of such U.S. Subsidiary, (iv) the obligations of UR Canada hereunder and under the other Loan Documents are secured by substantially all of the assets (other than real property) of UR Canada and guaranteed by all of the Canadian Subsidiaries (including, promptly upon the acquisition or creation thereof, any Canadian Subsidiary acquired or created after the date hereof) by execution of a Canadian Guaranty and (v) the obligations of each Canadian Subsidiary under its Canadian Guaranty are secured by substantially all assets (other than real property) of such Canadian Subsidiary. In addition, upon the occurrence of any Event of Default or Unmatured Event of Default and the request of U.S. Banks having Percentages aggregating 80% or more, the

Company will cause each Canadian Subsidiary to guaranty all of the obligations of the Company hereunder and to take all actions necessary so that the obligations of such Canadian Subsidiary under such guaranty are secured by substantially all of the assets (other than real property) of such Canadian Subsidiary (it being understood that, at the request of the Company at any time thereafter when no Event of Default or Unmatured Event of Default exists, such guaranties and collateral security shall be released).

     10.15  Transactions with Affiliates.  Not, and not permit any Subsidiary
            ----------------------------
to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its other Affiliates (other than the Company and its Subsidiaries) which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates.

     10.16  Employee Benefit Plans.  Maintain, and cause each Subsidiary to
            ----------------------
maintain, each Pension Plan and each Canadian pension plan in substantial compliance with all applicable requirements of law and regulations.

     10.17  Environmental Laws.  Conduct, and cause each Subsidiary to conduct,
            ------------------
its operations and keep and maintain its property in compliance with all Environmental Laws (other than Immaterial Laws).

     10.18  Unconditional Purchase Obligations.  Not, and not permit any
            ----------------------------------
Subsidiary to, enter into or be a party to any contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services; provided that the foregoing shall not prohibit the Company or any Subsidiary from entering into options for the purchase of particular assets or businesses.

     10.19  Inconsistent Agreements.  Not, and not permit any Subsidiary to,
            -----------------------
enter into any agreement containing any provision which (a) would be violated or breached by any borrowing, or the obtaining of any Letter of Credit, by the Company hereunder or by the performance by Parent or any Subsidiary of any of its obligations hereunder or under any other Loan Document or (b) would prohibit Parent, the Company or any Subsidiary of the Company from granting to the Collateral Agent or either Agent, for the benefit of the Banks, a Lien on any of its assets.

     10.20  Business Activities.  Not, and not permit any Subsidiary to, engage
            -------------------
in any line of business other than the equipment rental business and businesses reasonably related thereto.

     10.21  Advances and Other Investments.  Not, and not permit any Subsidiary
            ------------------------------
to, make, incur, assume or suffer to exist any Investment in any other Person, except (without duplication) the following:

     (a) equity Investments existing on the Effective Date in wholly-owned Subsidiaries of the Company identified in Schedule 9.8;
                                               ------------

     (b) equity Investments in Subsidiaries of the Company acquired after the Effective Date in transactions permitted as acquisitions of stock or assets pursuant to Section 10.11;
                        -------------

     (c) in the ordinary course of business, contributions by the Company to the capital of any of its Subsidiaries, or by any such Subsidiary to the capital of any of its Subsidiaries;

     (d) in the ordinary course of business, Investments by the Company in any Subsidiary of the Company or by any of the Subsidiaries of the Company in the Company, by way of intercompany loans, advances or guaranties, all to the extent permitted by Section 10.7;
                                ------------

     (e)    Suretyship Liabilities permitted by Section 10.7;
                                                ------------

     (f) good faith deposits made in connection with prospective acquisitions of stock or assets permitted by Section 10.11;
                                     -------------

     (g) loans to officers and employees not exceeding (i) a Dollar Equivalent amount of U.S.$100,000 in the aggregate to any single individual or (ii) a Dollar Equivalent amount of U.S.$300,000 in the aggregate for all such individuals;

     (h) Investments by Parent in the Company and, subject to the provisions of Section 10.11, in Acquisition Subsidiaries;
        -------------

     (i)    other Investments by Parent permitted by Section 10.23; and
                                                     -------------

     (j)    Cash Equivalent Investments;

provided that (x) any Investment which when made complies with the requirements
--------
of the definition of the term "Cash Equivalent Investment" may continue to be
                               --------------------------
held notwithstanding that such Investment if made thereafter would not comply with such requirements; (y) no Investment otherwise permitted by clause (b),
                                                                 ----------
(c), (d), (e), (f) or (g) shall be permitted to be made if, immediately before
---  ---  ---  ---    ---
or after giving effect thereto, any Event of Default or Unmatured Event of Default shall have occurred and be continuing; and (z) the aggregate principal amount of Investments by the Company in Foreign Subsidiaries pursuant to clauses
                                                                         -------
(b), (c), (d), (e), and (f) plus, without duplication, the aggregate amount of
---  ---  ---  ---      ---
all Canadian Loans shall not at any time exceed 15% of the consolidated assets of Parent and its Subsidiaries.

     10.22  Location of Assets.  Not permit at any time more than 15% of the
            ------------------
consolidated assets of Parent and its Subsidiaries to be owned by Foreign Subsidiaries.

     10.23  Activities of Parent.  Not engage in any business other than
            --------------------
ownership of the Company, Acquisition Subsidiaries and the QuIPS Trust and activities reasonably related thereto (including the incurrence of Debt permitted by Section 10.7, the incurrence of unsecured trade obligations in
             ------------
respect of goods to be delivered and services to be performed for the benefit of,
and unsecured lease obligations incurred for the benefit of, Subsidiaries and the incurrence of payroll and benefit expenses). Without limiting the foregoing, Parent will not (a) incur any Debt other than the QuIPS Debentures, the QuIPS Preferred Securities, the Parent Guaranty, the QuIPS Guarantees, Debt permitted by Section 10.7 and guarantees of the obligations of the Company or any other
   ------------
Subsidiary (provided that any such guaranty is subordinated to the obligations of Parent under the Parent Guaranty at least to the extent set forth in Exhibit
                                                                        -------
G or otherwise in a manner reasonably satisfactory to the Required Banks), (b)
-
make any Investments other than (i) Investments in the Company, (ii) Investments in Acquisition Subsidiaries and (iii) Investments in the QuIPS Trust existing on the date hereof, (c) grant any Liens on any of its assets (other than pursuant to the U.S. Security Agreement) or (d) permit any amendment to or modification of the QuIPS Debentures, the QuIPS Preferred Securities, either QuIPS Guarantee or the QuIPS Indenture which, in any such case, is adverse to the interests of the Banks.

     SECTION 11  EFFECTIVENESS; CONDITIONS OF LENDING, ETC.

     11.1  Effectiveness.  This Agreement shall become effective and the
           -------------
Existing Letters of Credit shall be deemed issued hereunder on the date (the "Effective Date") that the U.S. Agent shall have received (a) all amounts which
 --------------
are then due and payable pursuant to Section 5 and (to the extent billed)
                                     ---------
Section 15.6, (b) evidence, reasonably satisfactory to the U.S. Agent that (i)
------------
the U.S. Rentals Acquisition has been consummated in accordance with the terms of the USR Merger Agreement, (ii) each of the Existing U.S. Rentals Agreement and the Existing Agreement has been (or on the Effective Date will be) terminated and all obligations (other than (x) contingent obligations in respect of Existing Letters of Credit and (y) contingent indemnity obligations) of U.S. Rentals under the Existing U.S. Rentals Agreement and of the Company and UR Canada under the Existing Agreement have been (or on the Effective Date will be) paid in full, (iii) except for any Senior Note held by a financial institution which has executed and delivered a Senior Note Purchase Agreement Amendment which has become effective, all indebtedness under the Senior Notes has been (or on the Effective Date will be) paid in full and (c) all of the following, each duly executed and dated the Effective Date (or such earlier date as shall be satisfactory to the U.S. Agent), in form and substance satisfactory to the U.S. Agent, and each (except for the Notes, of which only the originals shall be signed) in sufficient number of signed counterparts to provide one for each
Bank:

     11.1.1  Notes.  The Notes.
             -----

     11.1.2  Resolutions.  Certified copies of resolutions of the Board of
             -----------
Directors or the sole shareholder of each Borrower authorizing or ratifying the execution, delivery and performance by such Borrower of this Agreement and the other Loan Documents to which such Borrower is a party; certified copies of resolutions of the Board of Directors or the sole shareholder of each Subsidiary which is to execute and deliver any document pursuant to Section 11.1.5, 11.1.6
                                                         --------------  ------
or 11.1.7 authorizing or ratifying the execution, delivery and performance by
   ------
such Subsidiary of each Loan Document to which such Subsidiary is a party; and certified copies of resolutions of the Board of Directors of Parent authorizing or ratifying the execution, delivery and performance by Parent of this Agreement and the other Loan Documents to which Parent is a party.

     11.1.3  Consents, etc.  Certified copies of all documents evidencing any
             --------------
necessary corporate action, consents and governmental approvals (if any) required for the execution, delivery and performance by Parent, the Company, UR Canada and each other Subsidiary of the documents referred to in this Section
                                                                      -------
11.
--

     11.1.4  Incumbency and Signature Certificates.  A certificate of the
             -------------------------------------
Secretary or an Assistant Secretary of Parent, the Company, UR Canada and each Subsidiary as of the Effective Date certifying the names of the officer or officers of such entity authorized to sign the Loan Documents to which such entity is a party, together with a sample of the true signature of each such officer (it being understood that each Agent and each Bank may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein).

     11.1.5  Guaranties.  The U.S. Guaranty executed by each U.S. Subsidiary as
             ----------
of the Effective Date; a Canadian Guaranty executed by each Canadian Subsidiary as of the Effective Date; and the Parent Guaranty executed by Parent.

     11.1.6  Security Agreements. The U.S. Security Agreement executed by
             -------------------
Parent, the Company and each Subsidiary as of the Effective Date, a Canadian Security Agreement executed by each Canadian Subsidiary as of the Effective Date and the Bank Act Security, together with evidence, satisfactory to the U.S. Agent, that all filings necessary to perfect the Liens on any collateral granted under the U.S. Security Agreement, the Canadian Security Agreements and the Bank Act Security have been duly made and are in full force and effect.

     11.1.7  Pledge Agreements.  The Company Pledge Agreement, the Parent Pledge
             -----------------
Agreement and  pledge agreements, substantially in the form of Exhibit F, issued
                                                               ---------
by each Subsidiary (if any) as of the Effective Date that in turn has one or more Subsidiaries, in each case together with all collateral and other items required to be delivered in connection therewith.

     11.1.8  Opinions of Counsel for the Company.  The opinions of (a) Weil,
             -----------------------------------
Gotshal & Manges LLP, special counsel to the Company, (b) Oscar D. Folger, counsel to the Company and (c) Macleod Dixon, counsel to UR Canada.

     11.1.9  Intercreditor Agreement.  An Intercreditor Agreement, substantially
             -----------------------
in the form of Exhibit K, executed by all holders of the Senior Notes (other
               ---------
than the holder of any Senior Note which is being repaid on the Effective Date), BofA, as U.S. Agent, BofA, as agent for the lenders under the Term Loan Agreement, and BofA, as Collateral Agent.

     11.1.10 Other.  Such other documents as either Agent or any Bank may
             -----
reasonably request.

     11.2  Conditions to all Credit Extensions.  The obligation (a) of each Bank
           -----------------------------------
to make each Loan and (b) of the Issuing Bank to issue each Letter of Credit is subject to the following further conditions precedent that:

     11.2.1  Compliance with Warranties, No Default, etc.  Both before and after
             --------------------------------------------
giving effect to any borrowing and the issuance of any Letter of Credit (but, if any Event of Default of the nature referred to in Section 12.1.2 shall have
                                                  --------------
occurred with respect to any other Debt, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

             (a) the representations and warranties of Parent, the Borrowers and the Subsidiaries set forth in this Agreement (excluding Sections 9.6
                                                                 ------------
     and 9.8) and the other Loan Documents shall be true and correct in all
         ---
     material respects with the same effect as if then made (except to the extent stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

             (b) except as disclosed by Parent to the Agents and the Banks pursuant to Section 9.6.
                 -----------

                    (i) no litigation (including derivative actions), arbitration proceeding, labor controversy or governmental investigation or proceeding shall be pending or, to the knowledge of Parent, threatened against Parent or any of its Subsidiaries which might reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                    (ii) no development shall have occurred in any litigation
             (including derivative actions), arbitration proceeding, labor controversy or governmental investigation or proceeding disclosed pursuant to Section 9.6 which might reasonably be expected to have
                         -----------
             a Material Adverse Effect;

             (c) no Event of Default or Unmatured Event of Default shall have then occurred and be continuing, and neither Parent nor any of its Subsidiaries shall be in violation of any law or governmental regulation or court order or decree where such violation or violations singly or in the aggregate might reasonably be expected to have a Material Adverse Effect; and

             (d) the Loans included in such borrowing or the obligations of the Company in respect of such Letter of Credit shall constitute "Senior Indebtedness" as such term is defined in each Subordinated Note Indenture.

     11.2.2  Confirmatory Certificate.  If requested by either Agent or any
             ------------------------
Bank, the applicable Agent shall have received (in sufficient counterparts to provide one to each Bank) a certificate dated the date of such requested Loan or Letter of Credit and signed by a duly authorized representative of the Company as to the matters set out in Section 11.2.1 (it being understood that each
                             --------------
request by a Borrower for the making of a Loan or the issuance of a Letter of Credit shall be deemed to constitute a warranty by such Borrower that the conditions precedent set forth in Section 11.2.1 will be satisfied at the time
                                  --------------
of the making of such Loan or the issuance of such Letter of Credit), together with such other documents as either Agent or any Bank may reasonably request in support thereof.

     11.3  Conditions to Canadian Loans. The obligation of each Canadian Bank to
           ----------------------------
to make each Canadian Loan is subject to the further condition precedent that no Canadian Bank has received a notice (which has not been rescinded and which relates to a matter which has not been either cured or waived in writing by the Required Banks) from either Agent or any Bank specifying that such Agent or such Bank believes in good faith that one or more of the conditions precedent to the making of such Canadian Loan has not been satisfied. If either Agent or any Bank sends any notice described in the previous sentence to any Canadian Bank such Agent or Bank shall concurrently send a copy thereof to the Company.

     SECTION 12  EVENTS OF DEFAULT AND THEIR EFFECT.

     12.1  Events of Default.  Each of the following shall constitute an Event
           -----------------
of Default:

     12.1.1  Non-Payment of the Loans, etc.  Default in the payment when due of
             ------------------------------
the principal of any Loan; or default, and continuance thereof for five days, in the payment when due of any interest, fee, reimbursement obligation with respect to any Letter of Credit or other amount payable by either Borrower hereunder or under any other Loan Document.

     12.1.2  Non-Payment of Other Debt.  Any default shall occur under the terms
             -------------------------
applicable to any Debt of Parent or any Subsidiary (excluding Holdbacks) in an aggregate amount (for all such Debt so affected) exceeding a Dollar Equivalent amount of U.S.$15,000,000 and such default shall (a) consist of the failure to pay such Debt when due (subject to any applicable grace period), whether by acceleration or otherwise, or (b) accelerate the maturity of such Debt or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable prior to its expressed maturity; or any default of the type referred to in clause (a) or (b) above
                                                    ----------    ---
shall occur under the terms of any Holdback owed by Parent or any Subsidiary in an aggregate amount (for all Holdbacks so affected) exceeding a Dollar Equivalent amount of U.S.$15,000,000, provided that no amount payable in respect
                                      --------
of any Holdback shall be deemed to be in default to the extent that the obligation to pay such amount is being contested by Parent or the applicable Subsidiary in good faith and by appropriate proceedings and appropriate reserves have been set aside in respect of such amount.

     12.1.3  Other Material Obligations.  Default in the payment when due, or in
             --------------------------
the performance or observance of, any material obligation of, or condition agreed to by, Parent or any Subsidiary with respect to any material purchase or lease of goods or services where such default, singly or in the aggregate with other such defaults might reasonably be expected to have a Material Adverse Effect (except only to the extent that the existence of any such default is being contested by Parent or such Subsidiary in good faith and by appropriate proceedings and appropriate reserves have been made in respect of such default).

     12.1.4  Bankruptcy, Insolvency, etc.   Parent or any Subsidiary becomes
             ----------------------------
insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or Parent or any Subsidiary applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for Parent or such Subsidiary or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Parent or any Subsidiary or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding (except the voluntary dissolution, not under any bankruptcy or insolvency law, of any Subsidiary other than the Company or UR Canada), is commenced in respect of Parent or any Subsidiary, and if such case or proceeding is not commenced by Parent or such Subsidiary, an order for relief is entered, it is consented to or acquiesced in by Parent or such Subsidiary, or it remains for 60 days undismissed; or Parent or any Subsidiary takes any corporate action to authorize, or in furtherance of, any of the foregoing.

     12.1.5  Non-Compliance with Provisions of This Agreement.  (a) Failure by
             ------------------------------------------------
Parent to comply with or to perform any covenant set forth in Sections 10.5
                                                              -------------
through 10.13, 10.15 or 10.16; or (b) failure by Parent or the Company to comply
        -----  -----    -----
with or to perform any other provision of this Agreement (and not constituting an Event of Default under any of the other provisions of this Section 12) and
                                                              ----------
continuance of such failure described in this clause (b) for 30 days (or, in the
                                              ----------
case of Section 10.14, five Business Days) after notice thereof to the Company
        -------------
from either Agent, any Bank or the holder of any Note.

     12.1.6  Warranties.  Any warranty made or deemed made by Parent or either
             ----------
Borrower herein is breached or is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by Parent or either Borrower to either Agent or any Bank in connection herewith is false or misleading in any material respect on the date as of which the facts therein set forth are (or are deemed) stated or certified.

     12.1.7  Pension Plans.  (i) Institution of any steps by Parent or any other
             -------------
Person to terminate a Pension Plan if as a result of such termination Parent could be required to make a contribution to such Pension Plan, or could incur a liability or obligation to such Pension Plan, in excess of U.S.$15,000,000; (ii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA; or (iii) there shall occur any withdrawal or partial withdrawal from a Multiemployer Pension Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Pension Plans as a result of such withdrawal (including any outstanding withdrawal liability that Parent and the Controlled Group have incurred on the date of such withdrawal) exceeds U.S.$15,000,000.

     12.1.8  Judgments.  Final judgments which exceed an aggregate Dollar
             ---------
Equivalent amount of U.S.$15,000,000 shall be rendered against Parent or any Subsidiary and shall not have been paid, discharged or vacated or had execution thereof stayed pending appeal within 30 days after entry or filing of such judgments.

     12.1.9  Invalidity of Guaranties, etc.  Any Guaranty shall cease to be in
             ------------------------------
full force and effect with respect to any applicable Subsidiary, any applicable Subsidiary shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of the applicable Guaranty, or any Subsidiary (or any Person by, through or on behalf of such Subsidiary) shall contest in any manner the validity, binding nature or enforceability of the applicable Guaranty with respect to such Subsidiary.

     12.1.10 Invalidity of Collateral Documents, etc.  Any Collateral Document
             ----------------------------------------
shall cease to be in full force and effect with respect to Parent, the Company or any Subsidiary, Parent, the Company or any Subsidiary shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of any Collateral Document to which such entity is a party, or Parent, the Company or any Subsidiary (or any Person by, through or on behalf of Parent, the Company or such Subsidiary) shall contest in any manner the validity, binding nature or enforceability of any Collateral Document.

     12.1.11 Change in Control.  (a) Any Person or group of Persons (within the
             -----------------
meaning of Section 13 or 14 of the Exchange Act, but excluding Permitted Holders) shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the outstanding shares of common stock of Parent; (b) during any 24-month period, individuals who at the beginning of such period constituted Parent's Board of Directors (together with any new directors whose election by Parent's Board of Directors or whose nomination for election by Parent's shareholders was approved by a vote of at least two-thirds of the directors who either were directors at beginning of such period or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Parent; (c) a period of 30 consecutive days shall have elapsed during which any two of the individuals named in Schedule 12.1.11 shall have ceased to hold executive
                     ----------------
offices with Parent at least equal in seniority to their present offices, as set out in such Schedule 12.1.11, excluding any such individual who has been
            ----------------  ---------
replaced by another individual or individuals reasonably satisfactory to the Required Banks (it being understood that any such replacement individual shall be deemed added to Schedule 12.1.11 on the date of approval thereof by the
                   ----------------
Required Banks); (d) any "Change of Control" shall occur under, and as defined in, either Subordinated Note Indenture or any document evidencing or governing any Permitted Senior Secured Debt; or (e) the Company shall cease to be a direct, wholly-owned Subsidiary of Parent.

     12.1.12  Invalidity of Parent Guaranty, etc.  The Parent Guaranty shall
              ----------------------------------
cease to be in full force and effect, Parent shall fail (subject to any applicable grace period) to comply with or to perform any provision of the Parent Guaranty, or Parent (or any Person by, through or on behalf of Parent) shall contest in any manner the validity, binding nature or enforceability of the Parent Guaranty.

     12.2  Effect of Event of Default.  If any Event of Default described in
           --------------------------
Section 12.1.4 shall occur, the Commitments (if they have not theretofore
--------------
terminated) shall immediately terminate and the Notes and all other obligations hereunder shall become immediately due and payable and the Company shall become immediately obligated to deliver to the U.S. Agent cash collateral in an amount equal to the outstanding face amount of all Letters of Credit, all without presentment, demand, protest or notice of any kind; and, if any other Event of Default shall occur and be continuing, the U.S. Agent (upon written request of the Required Banks) shall declare the Commitments (if they have not theretofore terminated) to be terminated and/or declare all Notes and all other obligations hereunder to be due and payable and/or demand that the Company immediately deliver to the U.S. Agent cash collateral in amount equal to the outstanding face amount of all Letters of Credit, whereupon the Commitments (if they have not theretofore terminated) shall immediately terminate and/or all Notes and all other obligations hereunder shall become immediately due and payable and/or the Company shall immediately become obligated to deliver to the U.S. Agent cash collateral in an amount equal to the face amount of all Letters of Credit, all without presentment, demand, protest or notice of any kind. The U.S. Agent shall promptly advise the Borrowers of any such declaration, but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, the effect as an Event of Default of any event described in Section 12.1.1 or
                                                            --------------
Section 12.1.4 may be waived by the written concurrence of all of the Banks, and
--------------
the effect as an Event of Default of any other event described in this Section
                                                                       -------
12 may be waived by the written concurrence of the Required Banks. Any cash
--
collateral delivered hereunder shall be held by the U.S. Agent (without liability for interest thereon) and applied to obligations arising in connection with any drawing under a Letter of Credit. After the expiration or termination of all Letters of Credit, such cash collateral shall be applied by the U.S. Agent to any remaining obligations hereunder and any excess shall be delivered to the Company or as a court of competent jurisdiction may elect.

     SECTION 13  THE AGENTS.

     13.1  Appointment and Authorization.  (a) Each Bank hereby irrevocably
           -----------------------------
(subject to Section 13.9) appoints, designates and authorizes each Agent to take
            ------------
such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, neither Agent shall have any duties or responsibilities except those expressly set forth herein, nor shall either Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against either Agent.

     (b) The Issuing Bank shall act on behalf of the Banks with respect to the Letters of Credit issued by it and the documents associated therewith until such time and except for so long as the U.S. Agent may agree at the request of the Required Banks to act for the Issuing Bank with respect thereto; provided,
                                                                 --------
however, that the Issuing Bank shall have all of the benefits and immunities (i)
-------
provided to the Agents in this Section 13 with respect to any acts taken or
                               ----------
omissions of the Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent", as used in this Section 13, included the Issuing Bank with respect to such acts
                ----------
or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

     (c) The Swing Line Bank shall have all of the benefits and immunities (i) provided to the Agents in this Section 13 with respect to any acts taken or
                               ----------
omissions suffered by the Swing Line Bank in connection with Swing Line Loans made or proposed to be made by it as fully as if the term "Agent", as used in this Section 13, included the Swing Line Bank with respect to such acts or
     ----------
omissions and (ii) as additionally provided in this Agreement with respect to the Swing Line Bank.

     (d) The Banks authorize the U.S. Agent, Collateral Agent and the Canadian Agent to hold, for and on behalf of the Banks, security in the assets and properties of the Borrowers and their Subsidiaries securing the obligations of the Borrowers and their Subsidiaries under the Loan Documents.

     13.2  Delegation of Duties.  Each Agent may execute any of its duties under
           --------------------
this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither Agent shall be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     13.3  Liability of Agent.  None of the Agent-Related Persons shall (i) be
           ------------------
liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company, UR Canada or any other Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by either Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company, UR Canada or any other party to any Loan Document to perform its obligations hereunder or thereunder. No

Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company, UR Canada or any of the Company's other Subsidiaries or Affiliates.

     13.4  Reliance by Agents.  Each Agent shall be entitled to rely, and shall
           ------------------
be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to either Borrower), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Banks (or, if required, all Banks) as it deems appropriate and, if it so requests, confirmation from the Banks of their obligation to indemnify such Agent against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Banks (or, if required, all Banks) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

     13.5  Notice of Default.  Neither Agent shall be deemed to have knowledge
           -----------------
or notice of the occurrence of any Event of Default or Unmatured Event of Default except with respect to defaults in the payment of principal, interest and fees required to be paid to such Agent for the account of the Banks, unless such Agent shall have received written notice from a Bank or a Borrower referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". If either Agent receives such a notice, such Agent will promptly notify the Banks of its receipt thereof. Each Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Required Banks (or, if required, all Banks) in accordance with Section 12; provided, however,
                                                ----------  --------  -------
that unless and until such Agent has received any such request, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of the Banks.

     13.6  Credit Decision.  Each Bank acknowledges that none of the Agent-
           ---------------
Related Persons has made any representation or warranty to it, and that no act by either Agent hereafter taken, including any review of the affairs of either Borrower or any Subsidiary, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of either Borrower or any Subsidiary, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by an Agent, neither Agent shall have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial or other condition or creditworthiness of either Borrower which may come into the possession of any of the Agent-Related Persons.

     13.7  Indemnification.  Whether or not the transactions contemplated hereby
           ---------------
are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Bank shall be
                                     --------  -------
liable for any payment to the Agent-Related Person of any portion of the Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing (but subject to the proviso to the foregoing sentence), each Bank shall reimburse each Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including the reasonable fees and charges of counsel for such Agent (including the allocable costs of internal legal services and all disbursements of internal counsel)) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section shall survive repayment of the Loans, cancellation of the Notes, any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents, any termination of this Agreement and the resignation or replacement of either Agent.

     For the purposes of this Section 13.7, "Indemnified Liabilities" shall
                              ------------   -----------------------
mean: any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable fees of attorneys for either Agent (including the allocable costs of internal legal services and all disbursements of internal counsel)) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of either Agent or the replacement of any Bank) be imposed on, incurred by or asserted against any Agent-Related Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code, and including any appellate proceeding) related to or arising out of this Agreement or the Commitments or the use of the proceeds thereof, whether or not any Agent-Related Person, any Bank or any of their respective officers, directors, employees, counsel, agents or attorneys-in-fact is a party thereto.

     13.8  Agent in Individual Capacity.  BofA and its Affiliates may make loans
           ----------------------------
to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the U.S. Agent, the Issuing Bank and the Swing Line Bank and BAC were not the Canadian Agent, and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Affiliate) and acknowledge that BofA and its Affiliates shall be under no obligation to provide such information to them. With respect to their respective Loans, BofA and its Affiliates shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not an Agent, the Issuing Bank or the Swing Line Bank, and the terms "Bank" and "Canadian Bank" include BofA and its Affiliates, to the extent applicable, in their individual capacities.

     13.9  Successor Agent; Assignment of Agency.  Either Agent may, and at the
           -------------------------------------
request of the Required Banks shall, resign as Agent upon 30 days' notice to the Banks. If either Agent resigns under this Agreement, the Required Banks shall, with (so long as no Event of Default exists) the consent of the Company (which shall not be unreasonably withheld or delayed), appoint from among the Banks a successor U.S. Agent or Canadian Agent, as applicable, for the Banks. If no successor agent is appointed prior to the effective date of the resignation of the applicable Agent, such Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "U.S. Agent" or "Canadian Agent", as applicable, shall mean such successor agent, and the retiring Agent's appointment, powers and duties as an Agent shall be terminated. After any retiring Agent's resignation hereunder as an Agent, the provisions of this Section 13 and Sections 15.6 and 15.13 shall inure to its
                   ----------     -------------     -----
benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement. If no successor agent has accepted appointment as the applicable Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks (or, in the case of the Canadian Agent, the Canadian Banks) shall perform all of the duties of such Agent hereunder until such time, if any, as the Required Banks appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the U.S. Agent at the request of the Required Banks unless BofA or any Affiliate of BofA (including BAC) shall also simultaneously be replaced as a "Canadian Bank," as the "Issuing Bank" and as the "Swing Line Bank" hereunder pursuant to documentation in form and substance reasonably satisfactory to BofA and, if applicable, such Affiliate.

     13.10  Withholding Tax.
            ---------------

            (a) If any U.S. Bank is a "foreign corporation, partnership or trust" within the meaning of the Code and such U.S. Bank claims exemption from, or a reduction of, U.S. withholding tax under Section 1441 or 1442 of the Code, such U.S. Bank agrees to deliver to the U.S. Agent:

                 (i) if such U.S. Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed Internal Revenue Service ("IRS") Forms 1001 and
                                                          ---
            W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                 (ii) if such U.S. Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such U.S. Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such U.S. Bank and in each succeeding taxable year of such U.S. Bank during which interest may be paid under this Agreement, and IRS Form W-9; and

                 (iii) such other form or forms as may be required under the
            Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

     Any such U.S. Bank agrees to promptly notify the U.S. Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

            (b) If any U.S. Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the obligations of the Company to such U.S. Bank, such U.S. Bank agrees to notify the U.S. Agent of the percentage amount in which it is no longer the beneficial owner of such obligations of the Company hereunder. To the extent of such percentage amount, the U.S. Agent will treat such Bank's IRS Form 1001 as no longer valid.

          (c) If any U.S. Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the U.S. Agent grants a participation in all or part of the obligations of the Company to such U.S. Bank hereunder, such U.S. Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

          (d) If any U.S. Bank is entitled to a reduction in the applicable withholding tax, the U.S. Agent may withhold from any interest payment to such U.S. Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the U.S.
                 --------------
     Agent, then the U.S. Agent may withhold from any interest payment to such U.S. Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

          (e) If the IRS or Revenue Canada or any other governmental authority of the United States, Canada or any other jurisdiction asserts a claim that an Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because such Bank failed to notify the applicable Agent of a change in circumstances which rendered an exemption from, or reduction of, withholding tax ineffective), such Bank shall indemnify such Agent fully for all amounts paid, directly or indirectly, by such Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to such Agent under this Section, together with all costs and expenses (including reasonable fees of attorneys for such Agent (including the allocable costs of internal legal services and all disbursements of internal counsel)). The obligations of the Banks under this subsection shall survive the repayment of the Loans, cancellation of the Notes, any termination of this Agreement and the resignation or replacement of either Agent.

     13.11  Collateral Matters.  The Banks irrevocably authorize each Agent, at
            ------------------
its option and in its discretion, to release any Lien granted to or held by such Agent under any Collateral Document (i) upon termination of the Commitments and payment in full of all Loans and all other obligations of the Borrowers hereunder and the expiration or termination of all Letters of Credit; (ii) covering property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; or (iii) subject to Section 15.1, if
                                                              ------------
approved, authorized or ratified in writing by the Required Banks. Upon request by either Agent at any time, the Banks will confirm in writing such Agent's authority to release particular types or items of collateral pursuant to this
Section 13.11.
-------------

      13.12  Documentation Agents; Co-Agent.  None of the Banks identified on
             ------------------------------
the facing page or the signature pages of this Agreement as a "Documentation Agent" or a "Co-Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of the Banks so identified as a "Documentation Agent" or a "Co-Agent" shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

      SECTION 14  GUARANTY BY THE COMPANY

      14.1  Guaranty.  The Company hereby absolutely, unconditionally and
            --------
irrevocably guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by UR Canada, and the full and punctual payment of all other amounts payable by UR Canada under this Agreement. Upon failure by UR Canada to pay punctually any such amount, the Company shall forthwith on demand pay the amount not so paid at the place, in the currency and in the manner specified in this Agreement. In addition (and without limiting the foregoing), upon any Loan to UR Canada being declared or otherwise becoming immediately due and payable pursuant to Section 12.2, the Company shall forthwith on demand pay all amounts
            ------------
payable in respect of such Loan at the place, in the currency and in the manner specified in this Agreement.

      14.2  Guaranty Unconditional.  The obligations of the Company under this
            ----------------------
Section 14 shall be absolute, unconditional and irrevocable and, without
----------
limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

            (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of UR Canada under this Agreement or any Note, by operation of law or otherwise;

            (b) any modification or amendment of or supplement to this Agreement or any Note;

            (c) any release, impairment, non-perfection or invalidity of any other guaranty or of any direct or indirect security for any obligation of UR Canada under this Agreement or any Note;

            (d) any change in the corporate existence, structure or ownership of UR Canada or any insolvency, bankruptcy, reorganization or other similar proceeding affecting UR Canada or UR Canada's assets or any resulting release or discharge of any obligation of UR Canada contained in this Agreement or any Note;

          (e) the existence of any claim, set-off or other right which the Company may have at any time against UR Canada, either Agent, any Bank or any other Person, whether in connection herewith or any unrelated transaction, provided that nothing herein shall prevent the assertion of
                  --------
     any such claim by separate suit or compulsory counterclaim;

          (f) any invalidity or unenforceability relating to or against UR Canada for any reason of this Agreement or any Note, or any provision of applicable law or regulation purporting to prohibit the payment by UR Canada of the principal of or interest on any Note or any other amount payable by UR Canada under this Agreement; or

          (g) any other act or omission to act or delay of any kind by UR Canada, either Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Company's obligations as guarantor hereunder.

     14.3  Discharge only upon Payment in Full; Reinstatement in Certain
           -------------------------------------------------------------
Circumstances. The Company's obligations as guarantor hereunder shall remain in
-------------
full force and effect until the Commitments shall have terminated and all obligations of UR Canada under this Agreement and each Note shall have been paid in full. If at any time any payment of principal, interest or any other amount payable by UR Canada under this Agreement or any Note is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of UR Canada or otherwise, the Company's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

     14.4  Waiver by the Company.  The Company irrevocably waives acceptance
           ---------------------
hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against UR Canada or any other Person.

     14.5  Subrogation.  Notwithstanding any payment made by or for the account
           -----------
of UR Canada pursuant to this Section 14, the Company shall not be subrogated to
                              ----------
any right of either Agent or any Bank until such time as the Agents and the Banks shall have received final payment in cash of the full amount of all obligations of UR Canada hereunder.

     14.6  Stay of Acceleration.  If acceleration of the time for payment of
           --------------------
any amount payable by UR Canada under this Agreement or any Note is stayed upon the insolvency, bankruptcy or reorganization of UR Canada, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Company hereunder forthwith on demand by the U.S. Agent made at the request of the Required Banks.

     SECTION 15  GENERAL.

      15.1  Waiver; Amendments.  No delay on the part of either Agent, any Bank
            ------------------
or any other holder of a Note in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Notes shall in any event be effective unless the same shall be in writing and signed and delivered by Banks having an aggregate Percentage of not less than the aggregate Percentage expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement or the Notes, by the Required Banks, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver or consent shall change the Percentage or the Canadian Percentage of any Bank (except as provided in Section 6.1.2) without the consent of such Bank. No
                            -------------
amendment, modification, waiver or consent shall (i) extend or increase (except as provided in Section 6.1.2) the amount of the Commitments, (ii) extend the
               -------------
date for payment of any principal of or interest on the Loans or any fees payable hereunder, (iii) reduce the principal amount of any Loan, the rate of interest thereon or any fees payable hereunder, (iv) release any Guaranty (other than with respect to a Person which ceases to be a Subsidiary as a result of a transaction permitted hereunder), any obligation of the Company under Section 14
                                                                      ----------
or of Parent under the Parent Guaranty or all or substantially all of the collateral granted under the Collateral Documents or (v) reduce the aggregate Percentage required to effect an amendment, modification, waiver or consent without, in each case, the consent of all Banks. No provision hereof affecting Canadian Banks in their capacity as such shall be amended, modified or waived without the written consent of Canadian Banks having Canadian Percentages aggregating 66 - 2/3% or more. No provision of Section 13 or other provision of
                                                ----------
this Agreement affecting either Agent in its capacity as such shall be amended, modified or waived without the written consent of such Agent. No provision of this Agreement affecting the Issuing Bank in its capacity as such shall be amended, modified or waived without the written consent of the Issuing Bank. No provision of this Agreement affecting the Swing Line Bank in its capacity as such shall be amended, modified or waived without the written consent of the Swing Line Bank.

      15.2  Confirmations.  Each Borrower and each holder of a Note agree from
            -------------
time to time, upon written request received by it from the other, to confirm to the other in writing (with a copy of each such confirmation to the applicable Agent) the aggregate unpaid principal amount of the Loans then outstanding under such Note.

      15.3  Notices.  Except as otherwise provided in Sections 2.2 and 2.3, all
            -------                                   ------------     ---
notices hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address shown on Schedule 15.3 or
                                                              -------------
at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received. For purposes of

Sections 2.2, 2.3 and 2.5, each Agent and the Swing Line Bank shall be entitled
------------  ---     ---
to rely on telephonic instructions from any person that such Agent or the Swing Line Bank in good faith believes is an authorized officer or employee of the applicable Borrower, and such Borrower shall hold each Agent, the Swing Line Bank and each other Bank harmless from any loss, cost or expense resulting from any such reliance.

      15.4  Computations.  Where the character or amount of any asset or
            ------------
liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with GAAP, consistently applied; provided that if Parent notifies
                                               --------
the U.S. Agent that Parent wishes to amend any covenant in Section 10 to
                                                           ----------
eliminate or to take into account the effect of any change in GAAP on the operation of such covenant (or if the U.S. Agent notifies Parent that the Required Banks wish to amend Section 10 for such purpose), then Parent's
                             ----------
compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to Parent and the Required Banks.

      15.5  Regulation U.  Each Bank represents that it in good faith is not
            ------------
relying, either directly or indirectly, upon any Margin Stock as collateral security for the extension or maintenance by it of any credit provided for in this Agreement.

      15.6  Costs, Expenses and Taxes.  The Company agrees to pay on demand all
            -------------------------
reasonable out-of-pocket costs and expenses of the Agents (including the reasonable fees and charges of counsel for the Agents (including the allocable costs of internal legal services and all disbursements of internal counsel) and of local counsel, if any, who may be retained by said counsel) in connection with the preparation, execution, delivery and administration of this Agreement, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith (including any amendments, supplements or waivers to any Loan Documents), and all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees, court costs and other legal expenses and allocated costs of staff counsel) incurred by each Agent and each Bank after an Event of Default in connection with the enforcement of this Agreement, the other Loan Documents or any such other documents. In addition, the Company agrees to pay, and to save the Agents and the Banks harmless from all liability for, (a) any stamp or other taxes (excluding income taxes and franchise taxes based on net income) which may be payable in connection with the execution and delivery of this Agreement, the borrowings hereunder, the issuance of the Notes or the execution and delivery of any other Loan Document or any other document provided for herein or delivered or to be delivered hereunder or in connection herewith and (b) any fees of Parent's auditors in connection with any reasonable exercise by the Agents and the Banks of their rights pursuant to Section 10.2. All obligations provided for
                                      ------------
in this Section 15.6 shall survive repayment of the Loans, cancellation of the
        ------------
Notes and any termination of this Agreement.

      15.7  Judgment.  If, for the purposes of obtaining judgment in any court,
            --------
it is necessary to convert a sum due hereunder or under any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the U.S. Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to either Agent or any Bank hereunder or under any other Loan Document shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is
                    -----------------
denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day
 ------------------
following receipt by such Agent or such Bank of any sum adjudged to be so due in the Judgment Currency, such Agent or such Bank may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to such Agent or such Bank in the Agreement Currency, the applicable Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Agent or such Bank against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to such Agent or such Bank in such currency, such Agent or such Bank agrees to return the amount of any excess to the applicable Borrower (or to any other Person who may be entitled thereto under applicable law).

      15.8  Captions.  Section captions used in this Agreement are for
            --------
convenience only and shall not affect the construction of this Agreement.

      15.9  Assignments; Participations.
            ---------------------------

      15.9.1  Assignments.  Any Bank may, with the prior written consents of the
              -----------
Company and the U.S. Agent (which consents shall not be unreasonably delayed or withheld), at any time assign and delegate to one or more commercial banks or other Persons (any Person to whom such an assignment and delegation is to be made being herein called an "Assignee") all or any fraction of such Bank's Loans
                             --------
and Commitment (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Bank's Loans and Commitment) in a minimum aggregate amount equal to the lesser of (i) the amount of the assigning Bank's remaining Commitment and (ii) a Dollar Equivalent amount of U.S.$5,000,000; provided, however, that (a) no consent of the Company or the
                --------  -------
U.S. Agent shall be required for an assignment to an affiliate of the assigning Bank or to an existing Bank; (b) no assignment and delegation (including an assignment described in clause (a)) may be made to any Person if, at the time of
                        ----------
such assignment and delegation, either Borrower would be obligated to pay any greater amount under Section 7.6 or Section 8 to the Assignee than such Borrower
                     -----------    ---------
is then obligated to pay to the assigning Bank under such Sections (and if any assignment is made in violation of the foregoing, the applicable Borrower will not be required to pay the incremental amounts); (c) unless the Borrowers and the Agents otherwise consent, (i) no Canadian Bank may make an assignment and delegation unless such Bank (if it is also a U.S. Bank) or the affiliate of such Bank which designated such Bank as a Canadian Bank concurrently assigns to the same Assignee (or to an affiliate of the applicable

Assignee which is or will be a U.S. Bank) a corresponding portion of its U.S. Loans and its obligation to make U.S. Loans and (ii) no U.S. Bank may make an assignment and delegation unless such Bank (if it is also a Canadian Bank) or the affiliate of such Bank which has been designated as Canadian Bank concurrently assigns to the same Assignee (or to an affiliate of the applicable Assignee which is or will be a Canadian Bank) a corresponding portion of its Canadian Loans and its obligation to make Canadian Loans; and (d) the Borrowers and the Agents shall be entitled to continue to deal solely and directly with such Bank in connection with the interests so assigned and delegated to an Assignee until the date when all of the following conditions shall have been met:

          (x) five Business Days (or such lesser period of time as the U.S. Agent and the assigning Bank shall agree) shall have passed after written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee, shall have been given to the Company and the U.S. Agent by such assigning Bank and the Assignee,

          (y) the assigning Bank and the Assignee shall have executed and delivered to the Company and the U.S. Agent an assignment agreement substantially in the form of Exhibit H (an "Assignment Agreement"),
                                  ---------      --------------------
     together with any documents required to be delivered thereunder, which Assignment Agreement shall have been accepted by the U.S. Agent, and

          (z) the assigning Bank or the Assignee shall have paid the U.S. Agent a processing fee of U.S.$3,500.

From and after the date on which the conditions described above have been met,
(x) such Assignee shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee pursuant to such Assignment Agreement, shall have the rights and obligations of a U.S. Bank and/or a Canadian Bank, as applicable, hereunder, and (y) the assigning Bank, to the extent that rights and obligations hereunder have been assigned and delegated by it pursuant to such Assignment Agreement, shall be released from its obligations hereunder. Within five Business Days after the effectiveness of any assignment and delegation, each applicable Borrower shall execute and deliver to the U.S. Agent (for delivery to the Assignee and the Assignor, as applicable) a new Note in such Assignee's Percentage of the Aggregate Commitment and/or such Assignee's Canadian Percentage of the Canadian Commitment, as applicable, and, if the assigning Bank has retained a Commitment hereunder, a replacement Note in such assigning Bank's new Percentage of the Aggregate Commitment and/or Canadian Percentage of the Aggregate Canadian Commitment, as applicable. Each such Note shall be dated the effective date of such assignment. The assigning Bank shall mark each predecessor Note "exchanged" and deliver each such Note to the Company. Any attempted assignment and delegation not made in accordance with this Section
                                                                     -------
15.9.1 shall be null and void.
------

     Notwithstanding the foregoing provisions of this Section 15.9.1 or any
                                                      --------------
other provision of this Agreement, any Bank may at any time assign all or any portion of its Loans and its Note to a Federal Reserve Bank (but no such assignment shall release any Bank from any of its obligations hereunder).

     15.9.2  Participations.  Any Bank may at any time sell to one or more
             --------------
commercial banks or other Persons participating interests in any Loan owing to such Bank, any Note held by such Bank, the commitments of such Bank hereunder, the direct or participation interest of such Bank in any Letter of Credit or any other interest of such Bank hereunder (any Person purchasing any such participating interest being herein called a "Participant"). In the event of a
                                              -----------
sale by a Bank of a participating interest to a Participant, (x) such Bank shall remain the holder of each applicable Note for all purposes of this Agreement,
(y) the Borrowers and the Agents shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations hereunder and
(z) all amounts payable by the Borrowers shall be determined as if such Bank had not sold such participation and shall be paid directly to such Bank. No Participant shall have any direct or indirect voting rights hereunder except with respect to any of the events described in the fourth sentence of Section
                                                                      -------
15.1.  Each Bank agrees to incorporate the requirements of the preceding
----
sentence into each participation agreement which such Bank enters into with any Participant. The Borrowers agree that if amounts outstanding under this Agreement and the Notes are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement, any Note and with respect to any Letter of Credit to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement or such Note; provided that such right of setoff shall be subject
                             --------
to the obligation of each Participant to share with the Banks, and the Banks agree to share with each Participant, as provided in Section 7.5. The Borrowers
                                                     -----------
also agree that each Participant shall be entitled to the benefits of Section
                                                                      -------
7.6 and Section 8 as if it were a Bank (provided that no Participant shall
---     ---------
receive any greater compensation pursuant to Section 7.6 or Section 8 than would
                                             -----------    ---------
have been paid to the participating Bank if no participation had been sold).

     15.10  Governing Law.  This Agreement and each Note shall be a contract
            -------------
made under and governed by the internal laws of the State of Illinois. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of the Borrowers and rights of the Agents, the Banks and any other holder of a Note expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.

     15.11  Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

     15.12  Successors and Assigns.  This Agreement shall be binding upon the
            ----------------------
Borrowers, the Banks and the Agents and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Banks and the Agents and the successors and assigns of the Banks and the Agents. Neither Borrower may assign its rights or obligations hereunder without the prior written consent of all Banks.

     15.13  Indemnification by the Company.
            ------------------------------

     (a) In consideration of the execution and delivery of this Agreement by the Agents and the Banks and the agreement to extend the Commitments provided hereunder, the Company hereby agrees to indemnify and exonerate each Agent, each Bank and each of the officers, directors, employees, Affiliates and agents of each Agent and each Bank (each a "Bank Party") against, and hold each Bank Party
                                  ----------
free and harmless from, any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including reasonable attorneys' fees and charges and allocated costs of staff counsel (collectively, for purposes of this
Section 15.13, called the "Indemnified Liabilities"), incurred by the Bank
-------------              -----------------------
Parties or any of them as a result of, or arising out of, or relating to (i) any tender offer, merger, amalgamation purchase of stock, purchase of assets or other similar transaction financed or proposed to be financed in whole or in part, directly or indirectly, with the proceeds of any of the Loans, (ii) the use, handling, release, emission, discharge, transportation, storage, treatment or disposal of any hazardous substance at any property owned or leased by the Company or any Subsidiary, (iii) any violation of any Environmental Laws with respect to conditions at any property owned or leased by the Company or any Subsidiary or the operations conducted thereon, (iv) the investigation, cleanup or remediation of offsite locations at which the Company or any Subsidiary or their respective predecessors are alleged to have directly or indirectly disposed of hazardous substances or (v) the execution, delivery, performance or enforcement of this Agreement or any other Loan Document by any of the Bank Parties, except for any such Indemnified Liabilities arising on account of any such Bank Party's gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Nothing set forth above shall be construed to relieve any Bank Party from any obligation it may have under this Agreement.

     (b)    All obligations provided for in this Section 15.13 shall survive
                                                 -------------
repayment of the Loans, cancellation of the Notes, any foreclosure under, or any modification, release or discharge of any or all of the Collateral Documents and any termination of this Agreement.

     15.14  FORUM SELECTION AND CONSENT TO JURISDICTION.  ANY LITIGATION BASED
            -------------------------------------------
HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND

MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER,
                                                             --------  -------
THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE U.S. AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT EACH BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      15.15  WAIVER OF JURY TRIAL.  EACH BORROWER, EACH AGENT AND EACH BANK
             --------------------
HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

      15.16  Authorization of Intercreditor Agreement.  Each Bank hereby
             ----------------------------------------
authorizes the U.S. Agent and BofA, in its capacity as Collateral Agent, to execute and deliver an Intercreditor Agreement substantially in the form of Exhibit K.
---------

      15.17 Waiver Under Existing Agreement.   The Banks which are parties to
            -------------------------------
the Existing Agreement (and which constitute "Required Banks" under and as defined in the Existing

Agreement) hereby waive any notice requirement set forth in Section 6.1 of the
                                                            -----------
Existing Agreement for termination of the "Aggregate Commitment" thereunder and agree that the "Aggregate Commitment" under the Existing Agreement shall be reduced to zero upon the effectiveness hereof.

Delivered at Chicago, Illinois, as of the day and year first above written.

                                       UNITED RENTALS (NORTH AMERICA), INC.

                                       By______________________________
                                          Chief Financial Officer

                                       UNITED RENTALS, INC.

                                       By______________________________
                                          Chief Financial Officer

                                       UNITED RENTALS OF CANADA, INC.

                                       By______________________________
                                       Title___________________________

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as U.S. Agent

                                       By______________________________
                                       Title___________________________

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVING ASSOCIATION, as a U.S. Bank, as
                                       Issuing Bank and as Swing Line Bank

                                       By______________________________
                                       Title___________________________

                                       THE BANK OF NEW YORK, as a U.S. Bank

                                       By______________________________
                                       Title___________________________

                                       CREDIT LYONNAIS NEW YORK BRANCH,
                                       as a U.S. Bank

                                       By______________________________
                                       Title___________________________

                                       DEUTSCHE BANK AG, New York Branch and/or
                                       Cayman Islands Branch, as a U.S. Bank

                                       By______________________________
                                       Title___________________________

                                       By______________________________
                                       Title___________________________

                                       FIRST NATIONAL BANK OF MARYLAND,
                                       as a U.S. Bank

                                       By______________________________
                                       Title___________________________

                                       SUMMIT BANK, as a U.S. Bank

                                       By______________________________
                                       Title___________________________

                                       NATIONAL CITY BANK, as a U.S. Bank

                                       By______________________________
                                       Title___________________________

                                       BANKBOSTON, N.A., as a U.S. Bank

                                       By______________________________
                                       Title__________________________

                                       COMERICA BANK, as a U.S. Bank

                                       By______________________________
                                       Title___________________________

                                       FLEET BANK, N.A., as a U.S. Bank

                                       By______________________________
                                       Title___________________________

                                       HARRIS TRUST AND SAVINGS BANK,
                                        as a U.S. Bank

                                       By______________________________
                                       Title___________________________

                                       THE BANK OF NOVA SCOTIA, as a U.S. Bank

                                       By______________________________
                                       Title___________________________

                                       UNION BANK OF CALIFORNIA, N.A., as a
                                       U.S. Bank

                                       By______________________________
                                       Title___________________________

                                       CIBC INC., as a U.S. Bank

                                       By______________________________
                                       Title___________________________

                                       LASALLE NATIONAL BANK, as a U.S. Bank

                                       By______________________________
                                       Title___________________________

                                       CITICORP DEL-LEASE, INC., as a U.S. Bank

                                       By______________________________
                                       Title___________________________

                                       ERSTE BANK DER OESTERREICHISCHEN
                                       SPARKASSEN AG-NEW YORK, as a U.S. Bank

                                       By______________________________
                                       Title___________________________

                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LIMITED, New York Branch, as a U.S. Bank

                                       By______________________________
                                       Title___________________________

                                       CITY NATIONAL BANK, as a U.S. Bank

                                       By______________________________
                                       Title___________________________

                                       BANK OF AMERICA CANADA, as Canadian Agent

                                       By______________________________
                                       Title___________________________

                                       BANK OF AMERICA CANADA, as a Canadian
                                       Bank

                                       By______________________________
                                       Title___________________________

                                       THE BANK OF NOVA SCOTIA, as a Canadian
                                       Bank

                                       By______________________________
                                       Title___________________________

                                       DEUTSCHE BANK CANADA, as a Canadian Bank

                                       By______________________________
                                       Title___________________________

                                SCHEDULE 1.1(C)

                               PRICING SCHEDULE

          The Floating Rate Margin, the Fixed Rate Margin, the rate per annum applicable for facility fees and the rate per annum applicable for letter of credit fees for Financial Letters of Credit, Non-Financial Letters of Credit and Commercial Letters of Credit, respectively, shall be determined in accordance with the table below and the other provisions of this Schedule 1.1(C).
                                                      ---------------

================================================================================
                         LEVEL I   LEVEL II   LEVEL III   LEVEL IV   LEVEL V
--------------------------------------------------------------------------------
Rate for
Facility Fee             0.3750%    0.3750%     0.3750%    0.3750%   0.3000%
--------------------------------------------------------------------------------
Fixed Rate Margin*       1.6250%    1.3750%     1.1250%    1.0000%   0.9500%
--------------------------------------------------------------------------------
Floating Rate Margin
                              0          0           0          0         0
--------------------------------------------------------------------------------
Rate for
Non-Financial LC Fee     0.6250%    0.5000%     0.3750%    0.3125%   0.3250%
--------------------------------------------------------------------------------
Rate for
Financial LC Fee*        1.6250%    1.3750%     1.1250%    1.0000%   0.9500%
--------------------------------------------------------------------------------
Rate for
Commercial LC Fee        0.6250%    0.5000%     0.3750%    0.3125%   0.3250%
================================================================================

          Level I applies when the Funded Debt to Cash Flow Ratio is equal to or
          -------
greater than 4.0 to 1.0.

          Level II applies when the Funded Debt to Cash Flow Ratio is equal to
          --------
or greater than 3.5 to 1.0 but less than 4.0 to 1.0.

          Level V applies when the Funded Debt to Cash Flow Ratio is less than
          -------
2.5 to 1.0.

          Initially, the Rate for Facility Fee, the Fixed Rate Margin, the Floating Rate Margin, the Rate for Non-Financial LC Fee, the Rate for Financial LC Fee and the Rate for Commercial LC Fee shall be 0.375%, 1.375%, 0, 0.500%, 1.375% and 0.500%, respectively. The applicable

Level shall be adjusted, to the extent applicable, 45 days (or, in the case of the last Fiscal Quarter of any Fiscal Year, 90 days) after the end of each Fiscal Quarter based on the Funded Debt to Cash Flow Ratio as of the last day of such Fiscal Quarter; provided that if the Company fails to deliver the financial
                     --------
statements required by Section 10.1.1 or 10.1.2, as applicable, and the related
                       --------------    ------
certificate required by Section 10.1.4 by the 45th day (or, if applicable, the
                        --------------
90th day) after any Fiscal Quarter, Level I shall apply until such financial statements are delivered.

     * The Fixed Rate Margin and the Rate for Financial LC Fee for each of Level I through Level V shall be reduced by (i) 0.125% so long as the credit rating of the Company's senior unsecured non-credit-enhanced Debt (or an indicative rating for such Debt) is at least Ba2 by Moody's Investors Service, Inc. and BB+ by Standard & Poor's Ratings Group and (ii) an additional 0.125% so long as such credit rating is at least Ba1 by Moody's Investors Service, Inc. and BB+ by Standard & Poor's Ratings Group. The Company agrees to notify the U.S. Agent (which shall promptly notify each of the U.S. Banks) in writing within 3 Business Days of any change in a credit rating which causes a change in the Fixed Rate Margin and the Rate for Financial LC Fee pursuant to the preceding sentence. Any change in the Fixed Rate Margin and the Rate for Financial LC Fee pursuant to this paragraph shall be effective on the third Business Day after the change in the Company's credit rating which causes any such change in the Fixed Rate Margin and the Rate for Financial LC Fee.

                                  EXHIBIT A-1

                              FORM OF NOTE (U.S.)

U.S. ____________$                                               _________, 1998
                                                               Chicago, Illinois

     On the Termination Date (as defined in the Credit Agreement referred to below), the undersigned, for value received, promises to pay to the order of ________________ at the principal office of Bank of America National Trust and Savings Association (the "U.S. Agent"), in Chicago, Illinois,
                          ----------
________________________ U.S. Dollars (U.S.$__________) or, if less, the aggregate unpaid amount of all U.S. Loans made by the payee to the undersigned pursuant to the Credit Agreement (as shown in the records of the payee or, at the payee's option, on the schedule attached hereto and any continuation thereof).

     The undersigned further promises to pay interest on the unpaid principal amount of each U.S. Loan evidenced hereby from the date of such U.S. Loan until such U.S. Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

     This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement dated as of September 29, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement") among
                                                      ----------------
the undersigned, United Rentals, Inc., United Rentals of Canada, Inc., various financial institutions (including the payee), Bank of America Canada, as Canadian Agent, and the U.S. Agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or may have its due date accelerated.

     In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this
Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note is made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                                            UNITED RENTALS (NORTH AMERICA), INC.

                                            By:____________________________
                                            Name Printed:__________________
                                            Title:_________________________

Schedule Attached to Note dated September 29, 1998 of UNITED RENTALS (NORTH AMERICA), INC. payable to the order of ___________________________________.

DATE AND AMOUNT   DATE AND AMOUNT      UNPAID PRINCIPAL    NOTATION MADE
   OF LOAN          OF REPAYMENT           BALANCE              BY:

                                  EXHIBIT A-2

                            FORM OF NOTE (Canadian)

                                                              September 29, 1998
                                                               Chicago, Illinois

     On the Termination Date (as defined in the Credit Agreement referred to below), the undersigned, for value received, promises to pay to the order of __________________ at the principal office of Bank of America Canada (the "Canadian Agent"), in Toronto, Ontario, Canada, in Canadian Dollars the
---------------
aggregate unpaid amount of all Canadian Loans made by the payee to the undersigned pursuant to the Credit Agreement (as shown in the records of the payee or, at the payee's option, on the schedule attached hereto and any continuation thereof).

     The undersigned further promises to pay interest on the unpaid principal amount of each Canadian Loan evidenced hereby from the date of such Canadian Loan until such Canadian Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of Canada.

     This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement dated as of September 29, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement") among
                                                      ----------------
the undersigned, United Rentals (North America), Inc., United Rentals, Inc., various financial institutions (including the payee), Bank of America National Trust and Savings Association, as U.S. Agent, and the Canadian Agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or may have its due date accelerated.

     In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this
Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note is made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                                             UNITED RENTALS OF CANADA, INC.

                                             By:____________________________
                                             Name Printed:__________________
                                             Title:_________________________

Schedule Attached to Note dated September 29, 1998 of UNITED RENTALS OF CANADA, INC. payable to the order of _____________________________.


 DATE AND AMOUNT      DATE AND AMOUNT      UNPAID PRINCIPAL   NOTATION MADE
     OF LOAN           OF REPAYMENT            BALANCE            BY:

                                   EXHIBIT B

                      UNITED RENTALS (NORTH AMERICA), INC.
                        FINANCIAL COMPLIANCE CERTIFICATE
                         FOR PERIOD ENDED _____________


To:  Bank of America National Trust
      and Savings Association, as U.S. Agent

     Reference is made to Section 10.1.4 of the Credit Agreement dated as of September 29, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement") among United Rentals (North America), Inc. (the "Company"),
 ----------------                                                    -------
United Rentals, Inc., United Rentals of Canada, Inc., various financial institutions, Bank of America Canada, as Canadian Agent, and Bank of America National Trust and Savings Association, as U.S. Agent. Capitalized terms used but not otherwise defined herein are used as defined in the Credit Agreement.

     The Company hereby certifies and warrants to you that the following are true and correct computations of the financial ratios and restrictions set forth in Section 10.6 of the Credit Agreement for the period ended
______________________________:

10.6.1 Maximum Leverage
-----------------------
Funded Debt                             __________(x)
Funded Debt
plus Net Worth                          __________(y)
----
Ratio of (x) to (y)                                          ____ to ____
Maximum allowed                                              0.65 to 1.0

10.6.2 Minimum Interest Coverage
--------------------------------
Consolidated Net Income                 U.S.$___________

Plus:  Interest Expense                 U.S.$___________
       taxes                            U.S.$___________
       Rentals                          U.S.$___________
Earnings before interest and taxes      U.S.$________(x)
Interest Expense plus Rentals           __________(y)
Ratio of (x) to (y)                                          ____ to ____
Minimum Required                                             ____ to ____

10.6.3 Funded Debt to Cash
--------------------------
Flow Ratio
----------

Funded Debt                                                  U.S.$_________(x)

Consolidated Net Income                 U.S.$___________
Plus:  Interest Expense                 U.S.$___________
       Income tax expense               U.S.$___________
       Depreciation and
        amortization                    U.S.$___________
Total                                                        U.S.$_________(y)

Ratio of (x) to (y)                                          ____ to ____

Maximum allowed                                              4.5 to 1.0

10.6.4 Senior Debt to Tangible
------------------------------
Assets Ratio
------------

Senior Debt                             U.S.$_______ (x)

Tangible Assets                         U.S.$_______ (y)

Ratio of (x) to (y)                                          ____ to ____

Maximum allowed                                              1.0 to 1.0

10.6.5 Senior Debt to Cash
--------------------------
Flow Ratio
----------
Senior Debt                             U.S.$_______ (x)

Consolidated Net Income                 U.S.$___________
Plus:  Interest Expense                 U.S.$___________
       Income tax expense               U.S.$___________
       Depreciation and
        amortization                    U.S.$___________
Total                                                        U.S.$_________(y)

Ratio of (x) to (y)                                          ____ to ____

Maximum Allowed                                              3.0 to 1.0

10.7(c) Equipment Debt
----------------------

Total Equipment Debt (not to exceed                          U.S.$_________
 U.S.$75,000,000)

10.7(d) Foreign Subsidiary Debt
-------------------------------
15% of consolidated assets of the                           U.S.$_______ (x)
[Company] and its Subsidiaries

Total Debt of Foreign Subsidiaries
owed to the Company (not to exceed
(x))                                                        U.S.$_________

10.21 Investments in Foreign
----------------------------
Subsidiaries
------------
15% of consolidated assets of                               U.S.$_______ (x)
[Parent] and its Subsidiaries

Total Investments by the Company in                         U.S.$_________
 Foreign Subsidiaries plus Canadian
 Loans (not to exceed (x))

10.22 Location of Assets                                    ______________ %
------------------------

Percentage of consolidated assets of
 the Company and its Subsidiaries
 owned by Foreign Subsidiaries (not
 to exceed 15%)

     The Company further certifies to you that no Event of Default or Unmatured Event of Default has occurred and is continuing.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be executed and delivered by its duly authorized officer this ____ day of _________, ____.



                                          UNITED RENTALS (NORTH AMERICA), INC.

                                          By__________________________________
                                          Title_______________________________

                                   EXHIBIT C

                         SECOND RESTATED U.S. GUARANTY


     THIS SECOND RESTATED U.S. GUARANTY dated as of September 29, 1998 is executed in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

("BofA"), individually and as Agent (as defined below), and the other Benefited
------
Parties (as defined in the Intercreditor Agreement referred to below).

                              W I T N E S  E T H:
                              - - - - - - - - - -

     WHEREAS, United Rentals (North America), Inc. (the "Company"), United
                                                         -------
Rentals, Inc. ("Parent"), United Rentals of Canada, Inc., various financial
                ------
institutions (the "Banks"), Bank of America Canada, as Canadian Agent, and BofA,
                   -----
as U.S. Agent (in such capacity, the "U.S. Agent") have entered into the Credit
                                      ----------
Agreement dated as of September 29, 1998 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");
                                 ----------------

     WHEREAS, the Company, various financial institutions (the "Term Lenders")
                                                                ------------
and BofA, as Agent (in such capacity, the "Term Agent"), have entered into the
                                           ----------
Term Loan Agreement dated as of July 10, 1998 (as amended, restated or otherwise modified from time to time, the "Term Loan Agreement");
                                 -------------------

     WHEREAS, the Company may assume or incur additional Permitted Senior Secured Debt (as defined in the Intercreditor Agreement referred to below);

     WHEREAS, certain creditors of the Company have entered into an Intercreditor Agreement dated the date hereof (as amended, restated or otherwise modified from time to time, the "Intercreditor Agreement") pursuant to which the
                                 -----------------------
Company, Parent, various subsidiaries of the Company, the U.S. Agent, the Term Agent, various other Benefited Parties and BofA, as collateral agent (in such capacity, together with any successor in such capacity, the "Agent"), have
                                                             -----
agreed that (i) the Credit Obligations (as defined in the Intercreditor Agreement), the Term Obligations (as defined in the Intercreditor Agreement), the Permitted Senior Secured Debt Obligations (as defined in the Intercreditor Agreement) and the Hedging Obligations (as defined in the Intercreditor Agreement) shall be secured and guaranteed pari passu and (ii) BofA shall act as collateral agent for the holders of the Benefited Obligations (as defined in the Intercreditor Agreement);

     WHEREAS, the operations of each of the undersigned are integrated with those of the Company to such an extent that the financial strength and flexibility of the Company have a direct impact on each of the undersigned; and

     WHEREAS, each of the undersigned will benefit from the making of loans and the issuance of letters of credit pursuant to the Credit Agreement, the making of loans pursuant to the Term Loan Agreement and the financing extended under any Permitted Senior Secured Debt Agreement (as defined in the Intercreditor Agreement) and is willing to guaranty the Liabilities (as defined below) as hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereto agrees as follows:

     1.  Definitions.  Capitalized terms used herein but not defined herein have
         -----------
the meanings assigned to such terms in the Intercreditor Agreement.

     2.  Guaranty.  Each of the undersigned hereby jointly and severally
         --------
unconditionally, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all Benefited Obligations, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, in each case as the same may be amended, modified, extended or renewed from time to time (all such obligations being herein collectively called the "Liabilities"); provided,
                                                                      --------
however, that the liability of each of the undersigned hereunder shall be
-------
limited to the maximum amount of the Liabilities which such undersigned may guaranty without violating any fraudulent conveyance or fraudulent transfer law (plus all costs and expenses paid or incurred by the Agent or any other Benefited Party in enforcing this Guaranty against such undersigned).

     Each of the undersigned agrees that upon the occurrence of any Event of Default (as defined in the Credit Agreement) under Section 12.1.4 of the Credit Agreement or any Event of Default (as defined in the Term Loan Agreement) under
Section 12.1.4 of the Term Loan Agreement or any "Event of Default" (or the equivalent thereof as defined in any Permitted Senior Secured Debt Agreement) under any substantially similar section of any Permitted Senior Secured Debt Agreement, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, such undersigned will pay to the Agent for the account of the Benefited Parties forthwith the full amount which would be payable hereunder by such undersigned if all Liabilities were then due and payable.

     To secure all obligations of each of the undersigned hereunder, the Agent and each other Benefited Party shall have a lien on and security interest in (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by such undersigned hereunder, appropriate and apply toward the payment of such amount, in such order of application as the Agent or the other Benefited Parties may elect, in accordance with the Intercreditor Agreement, if then in effect) any and all balances, credits, deposits, accounts or moneys of or in the name of such undersigned now or hereafter with the Agent or such other Benefited Party and any and all property of every kind or description of or in the name of such undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Agent or such other Benefited Party or any agent or bailee for the Agent or such other Benefited Party.

     This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty of payment and performance and not only collectibility, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the undersigned, that at any time or from time to time no Liabilities are outstanding or any other circumstance) until all Commitments (as defined in the Credit Agreement) have terminated and all Liabilities have been paid in full (subject to reinstatement as provided in the immediately following paragraph).

     The undersigned further agree that if at any time all or any part of any payment theretofore applied by the Agent or any other Benefited Party to any of the Liabilities is or must be rescinded or returned by the Agent or such other Benefited Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company or any of the undersigned), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or such other Benefited Party, and (notwithstanding anything herein to the contrary) this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent or such other Benefited Party had not been made.

     The Agent or any other Benefited Party may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Liabilities when due, whether or not the Agent or such other Benefited Party shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

     Any amounts received by the Agent or any other Benefited Party from whatever source on account of the Liabilities may be applied by it toward the payment of the Liabilities in accordance with the Intercreditor Agreement, if then in effect; and, notwithstanding any payments made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the Agent or any other Benefited Party until such time as this Guaranty shall have been discontinued as to all of the undersigned and the Agent and the other Benefited Parties shall have received payment of the full amount of all Liabilities of the undersigned hereunder.

     The undersigned hereby expressly waive: (a) notice of the acceptance by the Agent or any other Benefited Party of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

     Each of the undersigned further agrees to pay all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Agent or any other Benefited Party in endeavoring to collect the Liabilities of such undersigned, or any part thereof, and in enforcing this Guaranty against such undersigned.

     The creation or existence from time to time of additional Liabilities to the Agent or the other Benefited Parties or any of them is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the Agent or the other Benefited Parties or the obligations of the undersigned under this Guaranty.

     The Agent and any other Benefited Party may from time to time, without notice to the undersigned (or any of them), assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were a Benefited Party.

     No delay on the part of the Agent or any other Benefited Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent or any other Benefited Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Agent or any other Benefited Party except as expressly set forth in a writing duly signed and delivered on behalf of the Agent (or, if at any time there is no Agent, the Majority Benefited Parties).
No action of the Agent or any other Benefited Party permitted hereunder shall in any way affect or impair the rights of the Agent or any other Benefited Party or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of the Company to the Agent or any other Benefited Party arising under or in connection with any Financing Agreement, notwithstanding any right or power of the Company or anyone else to assert any claim or defense as to the invalidity or unenforceability of any obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder.

     Pursuant to the Intercreditor Agreement, (a) this Guaranty has been delivered to the Agent and (b) the Agent has been authorized to enforce this Guaranty on behalf of itself and each of the other Benefited Parties. All payments by the undersigned pursuant to this Guaranty shall be made to the Agent for application as set forth in the Intercreditor Agreement or if there is no Agent, to the Benefited Parties for their ratable benefit.

     This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and to the extent that the Company or any of the undersigned is either a partnership or a corporation, all references herein to the Company and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. The term "undersigned" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

     This Guaranty has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional persons or entities may become parties hereto by executing and delivering to the Agent a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all of the terms of, this Guaranty.

     This Guaranty is secured pursuant to a Second Restated Security Agreement dated as of even date herewith (as amended or otherwise modified from time to time) and may be secured by one or more other agreements (including, without limitation, one or more pledge agreements, mortgages, deeds of trust or other similar documents).

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER FINANCING AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT
                                                      --------  -------
ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS

SET FORTH ABOVE. EACH OF THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH UNDER ITS NAME IN SCHEDULE I HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE AGENT AND OTHER BENEFITED PARTIES AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY OF THE UNDERSIGNED HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH UNDERSIGNED HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER FINANCING AGREEMENTS.

    EACH OF THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OF THE AGENT AND EACH OTHER BENEFITED PARTY, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR ANY OTHER FINANCING AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.



                               A&A TOOL RENTALS AND SALES, INC.
                               ACCESS RENTALS, INC.
                               BNR EQUIPMENT INC.
                               CORAN ENTERPRISES INCORPORATED
                               UNITED EQUIPMENT RENTALS OF HOUSTON, INC.
                               MERCER EQUIPMENT COMPANY
                               MISSION VALLEY RENTALS, INC.
                               NEVADA HIGH REACH EQUIPMENT, INC.
                               UNITED RENTALS OF SOUTHERN
                                 CALIFORNIA, INC.
                               RENTALS UNLIMITED, INCORPORATED
                               UNITED RENTALS OF COLORADO, INC.
                               HIGH REACH, INC.
                               VALLEY RENTALS, INC.
                               PALMER EQUIPMENT COMPANY
                               UNITED RENTALS OF UTAH, INC.
                               MISCO RENTS, INC.
                               UNITED RENTALS OF MID-ATLANTIC, INC.
                               UNITED RENTALS OF NEW YORK, INC.
                               UNITED RENTALS OF NEW ENGLAND, INC.
                               YANKEE EQUIPMENT CORPORATION
                               GRAND VALLEY EQUIPMENT COMPANY, INC.
                               ADCO EQUIPMENT, INC.
                               ADCO EQUIPMENT SUPPLY, INC.
                               KUBOTA OF GRAND RAPIDS, INC.
                               DEALERS SERVICE CO.
                               MADISON EQUIPMENT SALES AND RENTAL, INC.
                               BEAR ASSOCIATES, INC.
                               UNITED RENTALS OF NEW JERSEY, INC.
                               UNITED RENTS, ET. AL., INC.
                               ANDERSON OREGON RENTAL, INC.
                               ANDERSON WASHINGTON RENTAL, INC.
                               ARROW EQUIPMENT COMPANY
                               GREY FOX EQUIPMENT, INC.
                               HIGH REACH CO., INC.
                               INDEPENDENT SCISSOR LIFTS, INC.

                               INDEPENDENT SCISSOR LIFTS
                                 SOUTHWEST, INC.
                               LIFT SYSTEMS, INC.
                               McCLINCH, INC.
                               McCLINCH LEASING CORPORATION
                               McCLINCH EQUIPMENT CORPORATION
                               McCLINCH CRANE SERVICES, INC.
                               McCLINCH EQUIPMENT SERVICES, INC.
                               MID-MOUNTAIN MACHINERY, INC.
                               PAUL E. CARLSON, INC.
                               PHOENIX RENTAL CORPORATION
                               POWERS RENTALS & SALES, INC.
                               RENTAL TOOLS & EQUIPMENT CO.
                                 INTERNATIONAL, INC.
                               ROSS EQUIPMENT CORPORATION RYLAN, INC.
                               SPACE MAKER SYSTEMS OF VA., INC.
                               UNITED RENTALS OF KENTUCKY, INC.

                               By:_____________________________
                               Name: Michael Nolan
                               Title: Vice President and
                                        Secretary

          ADDITIONAL SIGNATURE PAGE to the Second Restated U.S. Guaranty dated as of September 29, 1998 issued by various U.S. Subsidiaries of United Rentals (North America), Inc. (the "Company").


                    The undersigned is executing a counterpart hereof for purposes of becoming a party hereto:

                    [                  ]



                    By:____________________________

                    Name:__________________________

                    Title:_________________________

                                   SCHEDULE I
                                  TO GUARANTY


                                   ADDRESSES
                                   ---------

                                                                       EXHIBIT D


                    SECOND RESTATED U.S. SECURITY AGREEMENT


          THIS SECOND RESTATED U.S. SECURITY AGREEMENT (this "Agreement") dated
                                                              ---------
as of September 29, 1998 is among UNITED RENTALS (NORTH AMERICA), INC. (the "Company"), UNITED RENTALS, INC. ("Parent"), each subsidiary of the Company
--------                           ------
listed on the signature pages hereof, each other person or entity which from time to time becomes a party hereto (collectively, including the Company and Parent, the "Debtors" and individually each a "Debtor") and BANK OF AMERICA
             -------                           ------
NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA"), in its capacity as Agent (as
                                         ----
defined below) for the Benefited Parties (as defined in the Intercreditor Agreement referred to below).

                              W I T N E S  E T H:
                              - - - - - - - - - -

          WHEREAS, the Company, Parent, United Rentals of Canada, Inc., various financial institutions (the "Banks"), Bank of America Canada, as Canadian Agent,
                             -----
and BofA, as U.S. Agent (in such capacity, the "U.S. Agent"), have entered into
                                                ----------
the Credit Agreement dated as of September 29, 1998 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");
                                           ----------------

          WHEREAS, the Company, various financial institutions (the "Term
                                                                     ----
Lenders") and BofA, as Agent (in such capacity, the "Term Agent"), have entered
-------
into the Term Loan Agreement dated as of July 10, 1998 (as amended, restated or otherwise modified from time to time, the "Term Loan Agreement");
                                           -------------------

          WHEREAS, the Company may assume or incur additional Permitted Senior Secured Debt (as defined in the Intercreditor Agreement);

          WHEREAS, certain creditors of the Company have entered into an Intercreditor Agreement dated the date hereof (as amended, restated or otherwise modified from time to time, the "Intercreditor Agreement") pursuant to which the
                                 -----------------------
Company, Parent, various subsidiaries of the Company, the U.S. Agent, the Term Agent, various other Benefited Parties and BofA, as collateral agent, have agreed that (i) the Credit Obligations (as defined in the Intercreditor Agreement), the Term Obligations (as defined in the Intercreditor Agreement), the Permitted Senior Secured Debt Obligations (as defined in the Intercreditor Agreement) and the Hedging Obligations (as defined in the Intercreditor Agreement) shall be secured pari passu and (ii) BofA shall act as collateral agent for the holders of the Benefited Obligations (as defined in the Intercreditor Agreement);

     WHEREAS, each of the Debtors other than the Company and Parent has executed and delivered a counterpart of the U.S. Guaranty (as defined in the Intercreditor Agreement);

     WHEREAS, Parent has executed and delivered the Parent Guaranty (as defined in the Intercreditor Agreement); and

     WHEREAS, the obligations of the Company in respect of the Benefited Obligations, the obligations of Parent under the Parent Guaranty and each Security Document and the obligations of each other Debtor under the U.S. Guaranty and each Security Document are to be secured pursuant to this Agreement;

     NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions.  When used herein, (a) the terms Certificated Security,
          -----------                                   ---------------------
Commodity Account, Commodity Contract, Chattel Paper, Deposit Account, Document,
-----------------  ------------------  -------------  ---------------  --------
Equipment, Fixture, Goods, Inventory, Investment Property, Instrument, Security,
---------  -------  -----  ---------  -------------------  ----------  --------
Security Entitlement, Securities Account and Uncertificated Security shall have
--------------------  ------------------     -----------------------
the respective meanings assigned to such terms in the Uniform Commercial Code (as defined below), (b) capitalized terms used but not defined herein have the meanings assigned to such terms in the Intercreditor Agreement and (c) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

     Account Debtor means, with respect to any Debtor, any party who is
     --------------
obligated on or under any Account Receivable, Contract Right or General Intangible of such Debtor.

     Account Receivable means, with respect to any Debtor, any right of such
     ------------------
Debtor to payment for goods sold or leased or for services rendered.

     Agent means BofA in its capacity as "Collateral Agent" under and as defined
     -----
in the Intercreditor Agreement, together with any successor thereto in such capacity.

     Agreement - see the introductory paragraph.
     ---------

     Assignee Deposit Account - see Section 4.
     ------------------------       ---------

     Banks - see the recitals.
     -----

     Benefited Parties - see the introductory paragraph.
     -----------------

     BofA - see the introductory paragraph.
     ----

     Business Day means any day on which BofA is open for commercial banking
     ------------
business in Chicago, New York and San Francisco.

     Collateral means, with respect to any Debtor, all property and rights of
     ----------
such Debtor in which a security interest is granted hereunder.

     Company - see the introductory paragraph.
     -------

     Computer Hardware and Software means, with respect to any Debtor, (i) all
     ------------------------------
computer and other electronic data processing hardware, whether now or hereafter owned, licensed or leased by such Debtor, including, without limitation, all integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and peripheral devices and other related computer hardware; (ii) all software programs, whether now or hereafter owned, licensed or leased by such Debtor, designed for use on the computers and electronic data processing hardware described in clause (i) above, including, without
                                 ----------
limitation, all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) all firmware associated therewith, whether now or hereafter owned, licensed or leased by such Debtor; and (iv) all documentation for such hardware, software and firmware described in the preceding clauses (i), (ii) and (iii), whether now or hereafter owned,
              -----------  ----     -----
licensed or leased by such Debtor, including, without limitation, flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

     Contract Right means, with respect to any Debtor, any right of such Debtor
     --------------
to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

     Credit Agreement - see the recitals.
     ----------------

     Debtor - see the introductory paragraph.
     ------

     Default means the occurrence of any of the following events: (i) with
     -------
respect to the Credit Agreement, (x) any Unmatured Event of Default with respect to the Company under Section 12.1.4 thereof or (y) any Event of Default, (ii) with respect to the Term Loan Agreement, (x) any Unmatured Event of Default with respect to the Company under Section 12.1.4 thereof or (y) any

Event of Default, (iii) any Event of Default under any Permitted Secured Debt Agreement or (iv) any warranty of any Debtor herein is untrue or misleading in any material respect and, as a result thereof, the Agent's security interest for the benefit of the Benefited Parties in any material portion of the Collateral (of all Debtors taken as a whole) is not perfected or the Agent's rights and remedies with respect to any material portion of the Collateral of all Debtors (taken as a whole) is materially impaired or otherwise materially adversely affected.

     Event of Default means, with respect to each of the Credit Agreement, the
     ----------------
Term Loan Agreement and any Permitted Senior Secured Debt Agreement, an "Event of Default" as defined in such agreement.

     General Intangibles means, with respect to any Debtor, all of such Debtor's
     -------------------
"general intangibles" as defined in the Uniform Commercial Code and, in any event, includes (without limitation) all of such Debtor's trademarks, trade names, patents, copyrights, trade secrets, customer lists, inventions, designs, software programs, mask works, goodwill, registrations, licenses, franchises, tax refund claims, guarantee claims, security interests and rights to indemnification.

     Intellectual Property means all past, present and future: trade secrets and
     ---------------------
other proprietary information; trademarks, service marks, business names, designs, logos, indicia, and/or other source and/or business identifiers and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including, without limitation, copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing set forth in this definition and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing set forth in this definition; the right to sue for all past, present and future infringements of any of the foregoing set forth in this definition; and all common law and other rights throughout the world in and to all of the foregoing set forth in this definition.

     Intercreditor Agreement - see the recitals.
     -----------------------

     Liabilities means (a) as to the Company, all Benefited Obligations, (b) as
     -----------
to Parent, all obligations of Parent under the Parent Guaranty or any Security Document and (c) with respect to each Debtor other than the Company and Parent, all obligations of such Debtor under the U.S. Guaranty or any Security Document.

     Non-Tangible Collateral means, with respect to any Debtor, collectively,
     -----------------------
such Debtor's Accounts Receivable, Contract Rights and General Intangibles.

     Parent - see the introductory paragraph.
     ------

     Permitted Liens - see Section 3.
     ---------------       ---------

     Permitted Senior Secured Debt - see the recitals.
     -----------------------------

     Permitted Senior Secured Debt Obligations - see the recitals.
     -----------------------------------------

     Term Agent - see the recitals.
     ----------

     Term Lenders - see the recitals.
     ------------

     Term Loan Agreement - see the recitals.
     -------------------

     Trademark - see Section 3.
     ---------       ---------

     Uniform Commercial Code means the Uniform Commercial Code as in effect in
     -----------------------
the State of Illinois on the date of this Agreement; provided, however, as used in Section 8 hereof "Uniform Commercial Code" shall mean the Uniform Commercial
   ---------
Code as in effect from time to time in the applicable jurisdiction.

     Unmatured Event of Default means, with respect to each of the Credit
     --------------------------
Agreement, the Term Loan Agreement or any Permitted Senior Secured Debt Agreement, an "Unmatured Event of Default" (or any equivalent term) as defined in such agreement.

     U.S. Agent - see the recitals.
     ----------

     2.   Grant of Security Interest.  As security for the payment of all
          --------------------------
Liabilities, each Debtor hereby assigns to the Agent for the benefit of the Benefited Parties, and grants to the Agent for the benefit of the Benefited Parties a continuing security interest in, the following, whether now or hereafter existing or acquired:

     All of such Debtor's:

     (i)     Accounts Receivable;

     (ii)    Certificated Securities;

     (iii)   Chattel Paper;

     (iv) Computer Hardware and Software and all rights with respect thereto, including, without limitation, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

     (v)     Contract Rights;

     (vi)    Deposit Accounts;

     (vii)   Documents;

     (viii)  General Intangibles;

     (ix) Goods (including, without limitation, all its Equipment, Fixtures and Inventory), together with all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

     (x)     Instruments;

     (xi)    Intellectual Property;

     (xii)   money (of every jurisdiction whatsoever);

     (xiii) Commodity Accounts, Commodity Contracts, Investment Property, Security Entitlements and Security Accounts;

     (xiv)   Uncertificated Securities;

     (xv) to the extent not included in the foregoing, maps, surveys and similar items used or useful in such Debtor's business; and

     (xvi) to the extent not included in the foregoing, other personal property of any kind or description;

together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing.

     3.      Warranties.  Each Debtor warrants that:  (i) no financing statement
             ----------
(other than any which may have been filed on behalf of the Agent for the benefit of the Benefited Parties) covering any of the Collateral is on file in any public office, other than financing statements perfecting liens and claims expressly permitted by the Credit Agreement, the Term Loan Agreement and any Permitted Senior Secured Debt Agreement ("Permitted Liens"); (ii) such Debtor is and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, other than the security interest hereunder and Permitted Liens, with full power and authority to execute and deliver this Agreement and perform such Debtor's obligations hereunder, and to subject the Collateral to the security interest hereunder; (iii) all information with respect to Collateral and Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Debtor to the Agent or any other Benefited Party and all other written information heretofore or hereafter furnished by such Debtor to the Agent or any other Benefited Party in connection with the Credit Agreement, the Term Loan Agreement, any Permitted Senior Secured Debt Agreement or any Hedging Obligations is and will be true and correct in all material respects as of the date furnished; (iv) such Debtor's chief executive office and principal place of business are as set forth on Schedule I hereto
                                                           ----------
(and such Debtor has not maintained its chief executive office and principal place of business at any other location at any time after February 1, 1998); (v) each other location where such Debtor maintains a place of business is set forth on Schedule II hereto; (vi) except as disclosed on Schedule III hereto, such
   -----------                                     ------------
Debtor is not now known and during the five years preceding the date hereof has not previously been known by any trade name; (vii) except as disclosed on
Schedule III hereto, during the five years preceding the date hereof such Debtor
------------
has not been known by any legal name different from the one set forth on the signature page of this Agreement nor has such Debtor been the subject of any merger or other corporate reorganization; (viii) Schedule IV hereto contains a
                                                  -----------
complete listing of all of such Debtor's Intellectual Property which is subject to registration statutes; (ix) such Debtor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; (x) the execution and delivery of this Agreement and the performance by such Debtor of its obligations hereunder are within such Debtor's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of such Debtor or of any material agreement, indenture, instrument or other document, or any material judgment, order or decree, which is binding upon such Debtor; (xi) this Agreement is a legal, valid and binding obligation of such Debtor, enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and (xii) such Debtor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which would materially adversely affect the business, properties, assets, operations or condition (financial or otherwise) of Parent and its Subsidiaries taken as a whole or the value of the Collateral or the worth of the Collateral as collateral security.

     4.      Collections, etc.  Until such time during the existence of a
             ----------------
Default as the Agent shall notify such Debtor of the revocation of such power and authority, each Debtor (a) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by such Debtor for such purpose, use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Debtor for such purpose, and use, in the ordinary course of its business (but subject to the terms of the Credit Agreement, the Term Loan Agreement and any Permitted Senior Secured Debt Agreement), the cash proceeds of Collateral and other money which constitutes Collateral, (b) will, at its own expense, endeavor to collect, as and when due, all amounts due under any of the Non-Tangible Collateral, including the taking of such action with respect to such collection as the Agent may reasonably request or, in the absence of such request, as such Debtor may deem advisable, and (c) may grant, in the ordinary course of business, to any party obligated on any of the Non-Tangible Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Non-Tangible Collateral. The Agent, however, may, at any time that a Default exists, whether before or after any revocation of such power and authority or the maturity of any of the Liabilities, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Agent of any amounts due or to become due thereunder and enforce collection of any of the Non-Tangible Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Agent during the existence of a Default, each Debtor will, at its own expense, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Agent of any amounts due or to become due thereunder.

     Upon request by the Agent during the existence of a Default, each Debtor will forthwith, upon receipt, transmit and deliver to the Agent, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Agent) which may be received by such Debtor at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as the Agent may otherwise consent in writing, any such items which may be so received by any Debtor during the existence of a Default will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Agent for the benefit of the Benefited Parties until delivery is made to the Agent. Each Debtor will comply with the terms and conditions of any consent given by the Agent pursuant to the foregoing sentence.

     During the existence of a Default, all items or amounts which are delivered by any Debtor to the Agent on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (each an "Assignee Deposit Account") of such Debtor with the Agent, as security for payment of the Liabilities. No Debtor shall have any right to withdraw any funds deposited in the applicable Assignee Deposit Account. The Agent may, from time to time, in its discretion, and shall upon request of the applicable Debtor made not more than once in any week, apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account, toward payment of the Liabilities, whether or not then due, in such order of application as the Agent may determine, and the Agent may, from time to time, in its discretion, release all or any of such balance to the applicable Debtor.

     If and to the extent that a perfected security interest hereunder in any Collateral shall cease to be perfected for any reason whatsoever (including, without limitation, release of all or any balance in any Assignee Deposit Account or use or disposition by any Debtor of any proceeds of Collateral), then such Collateral (referred to in this paragraph as "released Collateral") shall be deemed thereby released from the security interest hereunder in exchange, as of the time of such release, for any other Collateral of equivalent value in which a perfected security interest hereunder is being obtained contemporaneously or has been most recently obtained, but only to the extent such other Collateral does not represent either (a) Collateral in exchange for which any previously released Collateral shall have been deemed released, or (b) Collateral of equivalent value to any loan or advance (otherwise than by renewal or extension) from the Agent to the Company in which Collateral a perfected security interest hereunder shall have been obtained contemporaneously with or most recently prior to such loan or advance.

     During the existence of a Default, the Agent is authorized to endorse, in the name of the applicable Debtor, any item, howsoever received by the Agent, representing any payment on or other proceeds of any of the Collateral.

     5.      Certificates, Schedules and Reports.  Each Debtor will from time to
             -----------------------------------
time deliver to the Agent such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by such Debtor in full or partial payment of any of the Collateral, as the Agent may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of such Debtor and shall be in such form and detail as the Agent may specify. Each Debtor shall immediately notify the Agent of the occurrence of any event causing any loss or depreciation in the value of its Inventory or other Goods which is material to Parent and its Subsidiaries taken as a whole, and such notice shall specify the amount of such loss or depreciation.

     6.      Agreements of the Debtors.  Each Debtor (a) will, upon request of
             -------------------------
the Agent, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Agent) and do such other acts and things (including, without limitation, delivery to the Agent of any Instruments or Certificated Securities which constitute Collateral), all as the Agent may from time to time reasonably request, to establish and maintain a valid security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Liabilities; (b) will keep all its Inventory at, and will not maintain any place of business at any location other than, its address(es) shown on Schedules I and II hereto or at
                                              -----------     --
such other addresses of which such Debtor shall have given the Agent not less than 10 days' prior written notice; (c) will keep its records concerning the Non-Tangible Collateral in such a manner as will enable the Agent or its designees to determine at any time the status of the Non-Tangible Collateral;
(d) will furnish the Agent such information concerning such Debtor, the Collateral and the Account Debtors as the Agent may from time to time reasonably request; (e) will permit the Agent and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice during the existence of a Default) to inspect such Debtor's Inventory and other Goods, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Debtor pertaining to the Collateral and the Account Debtors, and will, upon request of the Agent during the existence of a Default, deliver to the Agent all of such records and papers; (f) will, upon request of the Agent, stamp on its records concerning the Collateral and add on all Chattel Paper constituting a portion of the Collateral, a notation, in form satisfactory to the Agent, of the security interest of the Agent hereunder; (g) except for the sale or lease of Inventory in the ordinary course of its business and sales of Equipment which is no longer useful in its business or which is being replaced by similar Equipment or as otherwise permitted by the Credit Agreement, the Term Loan Agreement and any Permitted Senior Secured Debt Agreement, will not sell, lease, assign or create or permit to exist any lien on or security interest in any Collateral other than Permitted Liens and liens and security interests in favor of the Agent for the benefit of the Benefited Parties; (h) will at all times keep all its Inventory and other Goods insured under policies maintained with reputable, financially sound insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated, and cause all such policies to provide that loss thereunder shall be payable to the Agent as its interest may appear (it being understood that (A) so long as no Default shall be existing, the Agent shall deliver any proceeds of such insurance which may be received by it to such Debtor and (B) whenever a Default shall be existing, the Agent may apply any proceeds of such insurance which may be received by it toward payment of the Liabilities, whether or not due, in such order of application as the Agent may determine) and such policies or certificates thereof shall, if the Agent so requests, be deposited with or furnished to the Agent; (i) will take such actions as are reasonably necessary to keep its Inventory in good repair and condition, ordinary wear and tear excepted; (j) will take such actions as are reasonably necessary to keep its Equipment (other than obsolete Equipment) in good repair and condition and in good working or running order, ordinary wear and tear excepted; (k) will promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its Equipment and other Goods (as applicable); provided, however, that such Debtor shall not be required to pay any such fee, tax, assessment or other charge if the validity thereof is being contested by such Debtor in good faith by appropriate proceedings, so long as forfeiture of any substantial part of its Equipment or other Goods will not result from the failure of such Debtor to pay any such fee, tax, assessment or other charge during the period of such contest;
(l) will, upon request of the Agent, (i) cause to be noted on the applicable certificate, in the event any of its Equipment is covered by a certificate of title, the security interest of the Agent in the Equipment covered thereby and (ii) deliver all such certificates to the Agent or its designees; (m) will take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral; (n) will keep all of the tangible Collateral in the continental United States; and (o) will reimburse the Agent for all expenses, including reasonable attorneys' fees and legal expenses, incurred by the Agent in seeking to collect or enforce any rights in respect of such Debtor's Collateral.

     Any expenses incurred in protecting, preserving and maintaining any Collateral shall be borne by the applicable Debtor. Whenever a Default shall be existing, the Agent shall have the right to bring suit to enforce any or all of the Intellectual Property or licenses thereunder, in which event the applicable Debtor shall at the request of the Agent do any and all lawful acts and execute any and all proper documents required by the Agent in aid of such enforcement and such Debtor shall promptly, upon demand, reimburse and indemnify the Agent for all reasonable costs and expenses incurred by the Agent in the exercise of its rights under this Section 6, except to the extent any of the foregoing
                      ---------
result from the gross negligence or willful misconduct of the Agent. Notwithstanding the foregoing, the Agent shall have no obligations or liabilities regarding the Collateral or any thereof by reason of, or arising out of, this Agreement.

     7.      Default.  Whenever a Default shall be existing, the Agent may
             -------
exercise from time to time any rights and remedies available to it under applicable law. Each Debtor agrees, in case of Default, (i) to assemble, at its expense, all its Inventory and other Goods (other than Fixtures) at a convenient place or places acceptable to the Agent, and (ii) at the Agent's request, to execute all such documents and do all such other things which may be necessary or desirable in order to enable the Agent or its nominee to be registered as owner of the Intellectual Property with any competent registration authority. Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if given at least five days before such disposition. Any proceeds of any disposition by the Agent of any of the Collateral may be applied by the Agent to payment of expenses in connection with the Collateral, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Agent toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect.

     8.      General.  The Agent shall be deemed to have exercised reasonable
             -------
care in the custody and preservation of any of the

Collateral in its possession if it takes such action for that purpose as any applicable Debtor requests in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by any Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

     All notices hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address shown on
Schedule I hereto or at such other address as such party may, by written notice
----------
received by the Agent, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier shall be deemed to have been given when received.

     Each of the Debtors agrees to pay all expenses (including reasonable attorney's fees and legal expenses) paid or incurred by the Agent or any other Benefited Party in endeavoring to collect the Liabilities of such Debtor, or any part thereof, and in enforcing this Agreement against such Debtor, and such obligations will themselves be Liabilities.

     No delay on the part of the Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

     This Security Agreement shall remain in full force and effect until all Liabilities have been paid in full and all Commitments have terminated. If at any time all or any part of any payment theretofore applied by the Agent or any other Benefited Party to any of the Liabilities is or must be rescinded or returned by the Agent or such other Benefited Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Debtor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or such other Benefited Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent or such other Benefited Party had not been made.

     This Agreement has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois, subject, however, to the applicability of the Uniform Commercial Code of any jurisdiction in which any Goods of any Debtor may be located at any given time. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     The rights and privileges of the Agent hereunder shall inure to the benefit of its successors and assigns.

     This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. At any time after the date of this Agreement, one or more additional persons or entities may become parties hereto by executing and delivering to the Agent a counterpart of this Agreement (including supplements to the Schedules hereto). Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all the terms of, this Agreement.

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FINANCING AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT
                                                      --------  -------
ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH ON SCHEDULE I HERETO (OR SUCH OTHER ADDRESS AS
                                     ----------
IT SHALL HAVE SPECIFIED IN WRITING TO THE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES,

TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY DEBTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH DEBTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS.

     EACH OF EACH DEBTOR, THE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OTHER BENEFITED PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER FINANCING AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.


                             UNITED RENTALS (NORTH AMERICA), INC.



                             By:______________________________
                             Title:  Chief Financial Officer


                             UNITED RENTALS, INC.



                             By:______________________________
                             Title:___________________________


                             BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                             ASSOCIATION, as Collateral Agent for the Benefited Parties



                             By:______________________________
                             Title: Agency Officer

                               A&A TOOL RENTALS AND SALES, INC.
                               ACCESS RENTALS, INC.
                               BNR EQUIPMENT INC.
                               CORAN ENTERPRISES INCORPORATED
                               UNITED EQUIPMENT RENTALS OF
                                 HOUSTON, INC.
                               MERCER EQUIPMENT COMPANY
                               MISSION VALLEY RENTALS, INC.
                               NEVADA HIGH REACH EQUIPMENT,
                                INC.
                               UNITED RENTALS OF SOUTHERN
                                 CALIFORNIA, INC.
                               RENTALS UNLIMITED, INCORPORATED
                               UNITED RENTALS OF COLORADO, INC.
                               HIGH REACH, INC.
                               VALLEY RENTALS, INC.
                               PALMER EQUIPMENT COMPANY
                               UNITED RENTALS OF UTAH, INC.
                               MISCO RENTS, INC.
                               UNITED RENTALS OF MID-ATLANTIC,
                                 INC.
                               UNITED RENTALS OF NEW YORK, INC.
                               UNITED RENTALS OF NEW ENGLAND, INC.
                               YANKEE EQUIPMENT CORPORATION
                               GRAND VALLEY EQUIPMENT COMPANY, INC.
                               ADCO EQUIPMENT, INC.
                               ADCO EQUIPMENT SUPPLY, INC.
                               KUBOTA OF GRAND RAPIDS, INC.
                               DEALERS SERVICE CO.
                               MADISON EQUIPMENT SALES AND RENTAL, INC.
                               BEAR ASSOCIATES, INC.
                               UNITED RENTALS OF NEW JERSEY,
                                INC.
                               UNITED RENTS, ET. AL., INC.
                               ANDERSON OREGON RENTAL, INC.
                               ANDERSON WASHINGTON RENTAL, INC.
                               ARROW EQUIPMENT COMPANY
                               GREY FOX EQUIPMENT, INC.
                               HIGH REACH CO., INC.
                               INDEPENDENT SCISSOR LIFTS, INC.
                               INDEPENDENT SCISSOR LIFTS
                                 SOUTHWEST, INC.
                               LIFT SYSTEMS, INC.
                               McCLINCH, INC.
                               McCLINCH LEASING CORPORATION
                               McCLINCH EQUIPMENT CORPORATION
                               McCLINCH CRANE SERVICES, INC.

                               McCLINCH EQUIPMENT SERVICES,
                                 INC.
                               MID-MOUNTAIN MACHINERY, INC.
                               PAUL E. CARLSON, INC.
                               PHOENIX RENTAL CORPORATION
                               POWERS RENTALS & SALES, INC.
                               RENTAL TOOLS & EQUIPMENT CO.
                                 INTERNATIONAL, INC.
                               ROSS EQUIPMENT CORPORATION
                               RYLAN, INC.
                               SPACE MAKER SYSTEMS OF VA., INC.
                               UNITED RENTALS OF KENTUCKY, INC.

                               By:_____________________________
                               Name: Michael Nolan
                               Title: Vice President and
                                        Secretary

                               ADDITIONAL SIGNATURE PAGE to the Second Restated U.S. Security Agreement dated as of September 29, 1998 among United Rentals (North America), Inc. (the "Company"), United Rentals, Inc., Bank of America National Trust and Savings Association, as Collateral Agent, and various U.S. Subsidiaries of the Company.

                               The undersigned is executing a counterpart hereof for purposes of becoming a party hereto:

                               [                               ]

                               By:________________________________

                               Name:______________________________

                               Title:_____________________________

                                   SCHEDULE I
                             TO SECURITY AGREEMENT


                            CHIEF EXECUTIVE OFFICES
                            -----------------------

                                  SCHEDULE II
                             TO SECURITY AGREEMENT

                          ADDRESSES OF OTHER LOCATIONS
                          ----------------------------

                                  SCHEDULE III
                             TO SECURITY AGREEMENT

                                   TRADENAMES
                                   ----------

                                  SCHEDULE IV
                             TO SECURITY AGREEMENT

                         LIST OF INTELLECTUAL PROPERTY
                         -----------------------------

                                                                       EXHIBIT E



                   SECOND RESTATED COMPANY PLEDGE AGREEMENT


     THIS SECOND RESTATED COMPANY PLEDGE AGREEMENT (this "Agreement") dated as
                                                          ---------
of September 29, 1998 is between UNITED RENTALS (NORTH AMERICA), INC., a Delaware corporation (the "Company"), and BANK OF AMERICA NATIONAL TRUST AND
                           -------
SAVINGS ASSOCIATION ("BofA"), as Agent (as defined below) for the Benefited
                      ----
Parties (as defined in the Intercreditor Agreement referred to below).

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Company, United Rentals, Inc. ("Parent"), United Rentals of
                                                  ------
Canada, Inc., various financial institutions (the "Banks"), Bank of America
                                                   -----
Canada, as Canadian Agent, and BofA, as U.S. Agent (in such capacity, the "U.S.
                                                                           ----
Agent"), have entered into the Credit Agreement dated as of September 29, 1998
-----
(as amended, restated or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement");
---------

     WHEREAS, the Company, various financial institutions (the "Term Lenders")
                                                                ------------
and BofA, as Agent (in such capacity, the "Term Agent"), have entered into the Term Loan Agreement dated as of July 10, 1998 (as amended, restated or otherwise modified from time to time, the "Term Loan Agreement");
                                 -------------------

     WHEREAS, the Company may assume or incur additional Permitted Senior Secured Debt (as defined in the Intercreditor Agreement referred to below);

     WHEREAS, certain creditors of the Company have entered into an Intercreditor Agreement dated the date hereof (as amended, restated or otherwise modified from time to time, the "Intercreditor Agreement") pursuant to which the
                                 -----------------------
Company, Parent, various subsidiaries of the Company, the U.S. Agent, the Term Agent, various other Benefited Parties and BofA, as collateral agent, have agreed that (i) the Credit Obligations (as defined in the Intercreditor Agreement), the Term Obligations (as defined in the Intercreditor Agreement), the Permitted Senior Secured Debt Obligations (as defined in the Intercreditor Agreement) and the Hedging Obligations (as defined in the Intercreditor Agreement) shall be secured pari passu and (ii) BofA shall act as collateral agent for the holders of the Benefited Obligations (as defined in the Intercreditor Agreement); and

     WHEREAS, the obligations of the Company in respect of the Benefited Obligations are to be secured pursuant to this Agreement;

     NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Definitions.  When used herein, (a) capitalized terms used but not
         -----------
defined herein have the meanings assigned to such terms in the Intercreditor Agreement and (b) the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

          Agent means BofA in its capacity as "Collateral Agent" under and as
          -----
     defined in the Intercreditor Agreement, together with any successor thereto in such capacity.

          Agreement - see the introductory paragraph.
          ---------

          Banks - see the recitals.
          -----

          Benefited Parties - see the introductory paragraph.
          -----------------

          BofA - see the introductory paragraph.
          ----

          Collateral - see Section 2.
          ----------       ---------

          Company - see the introductory paragraph.
          -------

          Credit Agreement - see the recitals.
          ----------------

          Default means the occurrence of any of the following events:  (i) with
          -------
     respect to the Credit Agreement, (x) any Unmatured Event of Default with respect to the Company under Section 12.1.4 thereof or (y) any Event of Default, or (ii) with respect to the Term Loan Agreement, (x) any Unmatured Event of Default with respect to the Company under Section 12.1.4 thereof or (y) any Event of Default, (iii) any Event of Default under any Permitted Senior Secured Debt Agreement or (iv) any warranty of the Company herein is untrue or misleading in any material respect and, as a result thereof, the Agent's security interest for the benefit of the Benefited Parties in any material portion of the Collateral is not perfected or the Agent's rights and remedies with respect to any material portion of the Collateral is materially impaired or otherwise materially adversely affected.

          Event of Default means, with respect to each of the Credit Agreement,
          ----------------
     the Term Loan Agreement and any Permitted Senior Secured Debt Agreement, an "Event of Default" as defined in such agreement.

          Intercreditor Agreement - see the recitals.
          -----------------------

          Issuer means the issuer of any of the shares of stock or other
          ------
     securities representing all or any of the Collateral.

          Liabilities means all Benefited Obligations.
          -----------

          Parent - see the recitals.
          ------

          Permitted Senior Secured Debt - see the recitals.
          -----------------------------

          Permitted Senior Secured Debt Obligations - see the recitals.
          -----------------------------------------

          Term Agent - see the recitals.
          ----------

          Term Lenders - see the recitals.
          ------------

          Term Loan Agreement - see the recitals.
          -------------------

          Unmatured Event of Default means, with respect to each of the Credit
          --------------------------
     Agreement, the Term Loan Agreement and any Permitted Senior Secured Debt Agreement, an "Unmatured Event of Default" (or any equivalent term) as defined in such agreement.

          U.S. Agent - see the recitals.
          ----------

     2.   Pledge.  As security for the payment of all Liabilities, the Company
          ------
hereby pledges to the Agent for the benefit of the Benefited Parties, and grants to the Agent for the benefit of the Benefited Parties a continuing security interest in, all of the following:

          A.  All of the shares of stock and other securities described in
     Schedule I hereto, all of the certificates and/or instruments representing
     ----------
     such shares of stock and other securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities;

          B.  All additional shares of stock of any of the Issuers listed in
     Schedule I hereto at any time and from
     ----------
     time to time acquired by the Company in any manner, all of the certificates representing such additional shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

          C. All other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

          D.  All products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the "Collateral".

     The Company agrees to deliver to the Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by undated stock or bond powers executed in blank), any Collateral (other than dividends which the Company is entitled to receive and retain pursuant to Section 5 hereof)
                                                          ---------
which may at any time or from time to time be in or come into the possession or control of the Company; and prior to the delivery thereof to the Agent, such Collateral shall be held by the Company separate and apart from its other property and in express trust for the Agent for the benefit of the Benefited Parties.

     3.   Warranties; Further Assurances.  The Company warrants to the Agent for
          ------------------------------
the benefit of each Benefited Party that: (a) the Company is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of the Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) the pledge and delivery of the Collateral pursuant to this Agreement will create a valid perfected security interest in the Collateral in favor of the Agent for the benefit of the Benefited Parties; (c) all shares of stock referred to in Schedule I hereto are
                                                          ----------
duly authorized, validly issued, fully paid and non-assessable; (d) as to each Issuer whose name appears in Schedule I hereto, the Collateral represents on the
                             ----------
date hereof not less than the applicable percent (as shown in Schedule I hereto)
                                                              ----------
of the total shares of capital stock issued and outstanding of such Issuer; and
(e) the information contained in Schedule I hereto is true and accurate in all
                                 ----------
respects.

     So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of any Benefited Party with respect to the creation of any Liabilities, the Company (i) shall not, except as permitted by the Credit Agreement, the Term Loan Agreement and any Permitted Senior Secured Debt Agreement or with the express prior written consent of the Agent, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the stock of any Issuer which is pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any of the Collateral; (ii) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Agent) and do such other acts and things, all as the Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities; (iii) will execute and deliver to the Agent such stock powers and similar documents relating to the Collateral, satisfactory in form and substance to the Agent, as the Agent may reasonably request; and (iv) will furnish the Agent or any other Benefited Party such information concerning the Collateral as the Agent or such other Benefited Party may from time to time reasonably request, and will permit the Agent or any other Benefited Party or any designee of the Agent or any other Benefited Party, from time to time at reasonable times and on reasonable notice (or at any time without notice during the existence of a Default), to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Company which pertain to the Collateral, and will, upon request of the Agent at any time when a Default has occurred and is continuing, deliver to the Agent all of such records and papers.

     4.   Holding in Name of Agent, etc.  The Agent may from time to time after
          -----------------------------
the occurrence and during the continuance of a Default, without notice to the Company, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Agent or any nominee or sub-agent for the Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of the Company to allow collection of the Collateral,
(e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Collateral.

     5.   Voting Rights, Dividends, etc.  (a) Notwithstanding certain provisions
          -----------------------------
of Section 4 hereof, so long as the Agent has not given the notice referred to
   ---------
in paragraph (b) below:
   -------------

          A. The Company shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by the Company of stock purchase or subscription rights may be made only from funds of the Company not comprising part of the Collateral) relating or pertaining to the Collateral or any part thereof for any purpose; provided, however, that the Company agrees that it will
                      --------  -------
     not exercise any such right or power in any manner which would have a material adverse effect on the value of the Collateral or any part thereof.

          B. The Company shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral which are paid in cash by any Issuer if such dividends are permitted by the Credit Agreement, the Term Loan Agreement and any Permitted Senior Secured Debt Agreement, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of stock or securities or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by the Company, shall be forthwith delivered to the Agent in due form for transfer (i.e., endorsed in blank or accompanied by undated stock or bond powers executed in blank) to be held for the purposes of this Agreement.

          C. The Agent shall execute and deliver, or cause to be executed and delivered, to the Company, all such proxies, powers of attorney, dividend orders and other instruments as the Company may request for the purpose of enabling the Company to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends which
                             ----------
     it is authorized to retain pursuant to clause (B) above.
                                            ----------

     (b) Upon notice from the Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which the Company is entitled to exercise pursuant to

Section 5(a)(A) hereof, and all rights of the Company to receive and retain
---------------
dividends pursuant to Section 5(a)(B) hereof, shall forthwith cease, and all
                      ---------------
such rights and powers shall thereupon become vested in the Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends. Any and all money and other property paid over to or received by the Agent pursuant to this paragraph (b) shall be retained by the Agent as additional Collateral hereunder
-------------
and applied in accordance with the provisions hereof.

     6.  Remedies.  Whenever a Default shall exist, the Agent may exercise from
         --------
time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in Illinois or otherwise available to it. Without limiting the foregoing, whenever a Default shall exist the Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of the Company therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of the Company, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. The Company hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Agent of any of its rights and remedies during the continuance of a Default. Any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any of the Collateral may be applied by the Agent to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Agent toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the Company or as a court of competent jurisdiction shall direct).

     The Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Company agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Agent shall not be liable or accountable to the Company for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     7.  General.  The Agent shall be deemed to have exercised reasonable care
         -------
in the custody and preservation of the Collateral if it takes such action for that purpose as the Company shall request in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by the Company, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Collateral.

     No delay on the part of the Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Agent, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     All obligations of the Company and all rights, powers and remedies of the Agent and the other Benefited Parties expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

     This Agreement has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     This Agreement shall be binding upon the Company and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company and the Agent and the successors and assigns of the Agent.

     This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement.

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FINANCING AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT
                                                      --------  -------
ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF THE COMPANY SPECIFIED IN, OR PURSUANT TO, THE LOAN DOCUMENTS, AS APPLICABLE, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE COMPANY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE COMPANY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS.

     EACH OF THE COMPANY, THE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OTHER BENEFITED PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE

OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER FINANCING AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.


     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.


                                   UNITED RENTALS (NORTH AMERICA),
                                      INC.

Address:

Four Greenwich Office Park         By:_____________________________
Greenwich, CT 06830                     Chief Financial Officer
Attention:  Chief Financial
              Officer
Facsimile:  203-622-6080


                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as Collateral Agent
Address:
231 South LaSalle Street           By:_________________________
Chicago, Illinois  60697           Title:______________________
Attention:  Service Industries
              Group
Facsimile:  (312) 828-1974

                                                                       EXHIBIT F


                      FORM OF SUBSIDIARY PLEDGE AGREEMENT


          THIS SUBSIDIARY PLEDGE AGREEMENT (this "Agreement") dated as of
                                                  ---------
_______, 19__ is between ____________________, a ________ corporation (the
"Pledgor"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA"),
--------                                                                 ----
as Agent (as defined below) for the Benefited Parties (as defined in the Intercreditor Agreement referred to below).

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, United Rentals (North America), Inc. (the "Company"), United
                                                              -------
Rentals, Inc. ("Parent"), United Rentals of Canada, Inc., various financial
                ------
institutions (the "Banks"), Bank of America Canada, as Canadian Agent, and BofA,
                   -----
as U.S. Agent (in such capacity, the "U.S. Agent"), have entered into the Credit
                                      ----------
Agreement dated as of September 29, 1998 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");
                                 ----------------

          WHEREAS, the Company, various financial institutions (the "Term
                                                                     ----
Lenders") and BofA, as Agent (in such capacity, the "Term Agent"), have entered
-------
into the Term Loan Agreement dated as of July 10, 1998 (as amended, restated or otherwise modified from time to time, the "Term Loan Agreement");
                                           -------------------

          WHEREAS, the Company may assume or incur additional Permitted Senior Secured Debt (as defined in the Intercreditor Agreement referred to below);

          WHEREAS, certain creditors of the Company have entered into an Intercreditor Agreement dated the date hereof (as amended, restated or otherwise modified from time to time, the "Intercreditor Agreement") pursuant to which the
                                 -----------------------
Company, Parent, various subsidiaries of the Company, the U.S. Agent, the Term Agent, various other Benefited Parties and BofA, as collateral agent, have agreed that (i) the Credit Obligations (as defined in the Intercreditor Agreement), the Term Obligations (as defined in the Intercreditor Agreement), the Permitted Senior Secured Debt Obligations (as defined in the Intercreditor Agreement) and the Hedging Obligations (as defined in the Intercreditor Agreement) shall be secured pari passu and (ii) BofA shall act as collateral agent for the holders of the Benefited Obligations (as defined in the Intercreditor Agreement);

          WHEREAS, the Pledgor has executed and delivered a guaranty (the "U.S.
                                                                          ----
Guaranty") of the obligations of the Company in respect of the Benefited
--------
Obligations; and

          WHEREAS, the obligations of the Pledgor under the U.S. Guaranty and the other Financing Agreements are to be secured pursuant to this Agreement;

          NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.  Definitions.  When used herein, (a) capitalized terms used but not
              -----------
defined herein have the meanings assigned to such terms in the Intercreditor Agreement and (b) the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

              Agent means BofA in its capacity as "Collateral Agent" under and
              -----
     as defined in the Intercreditor Agreement, together with any successor thereto in such capacity.

              Agreement - see the introductory paragraph.
              ---------

              Banks - see the recitals.
              -----

              Benefited Parties - see the introductory paragraph.
              -----------------

              BofA - see the introductory paragraph.
              ----

              Collateral - see Section 2.
              ----------       ---------

              Company - see the recitals.
              -------

              Credit Agreement - see the recitals.
              ----------------

              Default means the occurrence of any of the following events: (i)
              -------
     with respect to the Credit Agreement, (x) any Unmatured Event of Default with respect to the Company under Section 12.1.4 thereof or (y) any Event of Default, or (ii) with respect to the Term Loan Agreement, (x) any Unmatured Event of Default with respect to the Company under Section 12.1.4 thereof or (y) any Event of Default, (iii) any Event of Default under any Permitted Senior Secured Debt Agreement or (iv) any warranty of the Pledgor herein is untrue or misleading in any material respect and, as a result thereof, the Agent's security interest for the benefit of the Benefited Parties in any material portion of the Collateral is not perfected or the Agent's rights and remedies with respect to any material portion of the Collateral is materially impaired or otherwise materially adversely affected.

          Event of Default means, with respect to each of the Credit Agreement,
          ----------------
     the Term Loan Agreement and any Permitted Senior Secured Debt Agreement, an "Event of Default" as defined in such agreement.

          Intercreditor Agreement - see the recitals.
          -----------------------

          Issuer means the issuer of any of the shares of stock or other
          ------
     securities representing all or any of the Collateral.

          Liabilities means all obligations of the Pledgor under or in
          -----------
     connection with the U.S. Guaranty and any other Financing Agreement to which the Pledgor is a party.

          Permitted Senior Secured Debt - see the recitals.
          -----------------------------

          Permitted Senior Secured Debt Obligations - see the recitals.
          -----------------------------------------

          Pledgor - see the introductory paragraph.
          -------

          Term Agent - see the recitals.
          ----------

          Term Lenders - see the recitals.
          ------------

          Term Loan Agreement - see the recitals.
          -------------------

          Unmatured Event of Default means, with respect to each of the Credit
          --------------------------
     Agreement, the Term Loan Agreement and any Permitted Senior Secured Debt Agreement, an "Unmatured Event of Default" (or any equivalent term) as defined in such agreement.

          U.S. Agent - see the recitals.
          ----------

          U.S. Guaranty - see the recitals.
          -------------

     2.   Pledge.  As security for the payment of all Liabilities, the Pledgor
          ------
hereby pledges to the Agent for the benefit of the Benefited Parties, and grants to the Agent for the benefit of the Benefited Parties a continuing security interest in, all of the following:

          A.  All of the shares of stock and other securities described in
     Schedule I hereto, all of the certificates and/or instruments representing
     ----------
     such shares
     of stock and other securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities;

          B.  All additional shares of stock of any of the Issuers listed in
     Schedule I hereto at any time and from time to time acquired by the Pledgor
     ----------
     in any manner, all of the certificates representing such additional shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

          C. All other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

          D.  All products and proceeds of all of the foregoing.
     All of the foregoing are herein collectively called the "Collateral".

     The Pledgor agrees to deliver to the Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by undated stock or bond powers executed in blank), any Collateral (other than dividends which the Pledgor is entitled to receive and retain pursuant to Section 5 hereof)
                                                          ---------
which may at any time or from time to time be in or come into the possession or control of the Pledgor; and prior to the delivery thereof to the Agent, such Collateral shall be held by the Pledgor separate and apart from its other property and in express trust for the Agent for the benefit of the Benefited Parties.

     3.   Warranties; Further Assurances.  The Pledgor warrants to the Agent for
          ------------------------------
the benefit of each Benefited Party that: (a) the Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of the Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) the pledge and delivery of the Collateral pursuant to this Agreement will create a valid perfected security interest in the Collateral in favor of the Agent for the benefit of the Benefited Parties; (c) all shares of stock referred to in
Schedule I hereto are duly authorized, validly issued, fully paid and non-
----------
assessable; (d) as to each Issuer whose name appears in Schedule I hereto, the
                                                        ----------
Collateral represents on the date hereof not less than the applicable percent (as shown in Schedule I hereto) of the total shares of capital stock issued and
             ----------
outstanding of such Issuer; and (e) the information contained in Schedule I
                                                                 ----------
hereto is true and accurate in all respects.

     So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of any Benefited Party with respect to the creation of any Liabilities, the Pledgor (i) shall not, except as permitted by the Credit Agreement, the Term Loan Agreement and any Permitted Senior Secured Debt Agreement or with the express prior written consent of the Agent, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the stock of any Issuer which is pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any of the Collateral; (ii) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Agent) and do such other acts and things, all as the Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities; (iii) will execute and deliver to the Agent such stock powers and similar documents relating to the Collateral, satisfactory in form and substance to the Agent, as the Agent may reasonably request; and (iv) will furnish the Agent or any other Benefited Party such information concerning the Collateral as the Agent or such other Benefited Party may from time to time reasonably request, and will permit the Agent or any other Benefited Party or any designee of the Agent or any other Benefited Party, from time to time at reasonable times and on reasonable notice (or at any time without notice during the existence of a Default), to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Collateral, and will, upon request of the Agent at any time when a Default has occurred and is continuing, deliver to the Agent all of such records and papers.

     4.   Holding in Name of Agent, etc.  The Agent may from time to time after
          -----------------------------
the occurrence and during the continuance of a Default, without notice to the Pledgor, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Agent or any nominee or sub-agent for the Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of the Pledgor to allow collection of the Collateral, (e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Collateral.

     5.   Voting Rights, Dividends, etc.  (a) Notwithstanding certain provisions
          -----------------------------
of Section 4 hereof, so long as the Agent has not given the notice referred to
   ---------
in paragraph (b) below:
   -------------

          A. The Pledgor shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by the Pledgor of stock purchase or subscription rights may be made only from funds of the Pledgor not comprising part of the Collateral) relating or pertaining to the Collateral or any part thereof for any purpose; provided, however, that the Pledgor agrees that it will
                      --------  -------
     not exercise any such right or power in any manner which would have a material adverse effect on the value of the Collateral or any part thereof.

          B. The Pledgor shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral which are paid in cash by any Issuer if such dividends are permitted by the Credit Agreement, the Term Loan Agreement and any Permitted Senior Secured Debt Agreement, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of stock or securities or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the

     Collateral hereunder and, if received by the Pledgor, shall be forthwith delivered to the Agent in due form for transfer (i.e., endorsed in blank or accompanied by undated stock or bond powers executed in blank) to be held for the purposes of this Agreement.

          C. The Agent shall execute and deliver, or cause to be executed and delivered, to the Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends which
                             ----------
     it is authorized to retain pursuant to clause (B) above.
                                            ----------

     (b) Upon notice from the Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which the Pledgor is entitled to exercise pursuant to Section 5(a)(A) hereof, and all rights of the
                                 ---------------
Pledgor to receive and retain dividends pursuant to Section 5(a)(B) hereof,
                                                    ---------------
shall forthwith cease, and all such rights and powers shall thereupon become vested in the Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends. Any and all money and other property paid over to or received by the Agent pursuant to this paragraph (b) shall be retained by the
                                       -------------
Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

     6.   Remedies.  Whenever a Default shall exist, the Agent may exercise from
          --------
time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in Illinois or otherwise available to it. Without limiting the foregoing, whenever a Default shall exist the Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of the Pledgor therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. The Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Agent of any of its rights and remedies during the continuance of a Default. Any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any of the Collateral may be applied by the Agent to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Agent toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the Pledgor or as a court of competent jurisdiction shall direct).

     The Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Agent shall not be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     7.  General.  The Agent shall be deemed to have exercised reasonable care
         -------
in the custody and preservation of the Collateral if it takes such action for that purpose as the Pledgor shall request in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by the Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Collateral.

     No delay on the part of the Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Agent, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     All obligations of the Pledgor and all rights, powers and remedies of the Agent and the other Benefited Parties expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

     This Agreement has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     This Agreement shall be binding upon the Pledgor and the Agent and their respective successors and assigns, and shall inure to the benefit of the Pledgor and the Agent and the successors and assigns of the Agent.

     This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement.

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FINANCING AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT
                                                      --------  -------
ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS

FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF THE PLEDGOR SHOWN BELOW OR AT ANY OTHER ADDRESS OF THE PLEDGOR APPEARING ON THE RECORDS OF THE AGENT, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS.

     EACH OF THE PLEDGOR, THE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OTHER BENEFITED PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER FINANCING AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.


                                             [PLEDGOR]

Address:

________________________                     By:____________________________
________________________                     Title:_________________________
Attention:__________________
Facsimile:__________________



                                             BANK OF AMERICA NATIONAL TRUST AND
                                             SAVINGS ASSOCIATION, as Collateral
                                             Agent

Address:

231 South LaSalle Street                     By:______________________________
Chicago, Illinois  60697                     Title:______________________
Attention:  Service Industries Group
Facsimile:  (312) 828-1974

                                  SCHEDULE I
                                      TO
                          SUBSIDIARY PLEDGE AGREEMENT

                                     STOCK
                                     -----

                                 Pledged Shares
                       No. of   as of % of Total  Total Shares of
          Certificate  Pledged   Shares Issued        Issuer
 Issuer       No.      Shares   and Outstanding     Outstanding
--------  -----------  -------  ----------------  ---------------




-----------------------------------------------------------------

                                   EXHIBIT G

                    SUBORDINATION PROVISIONS APPLICABLE TO
                               SUBORDINATED DEBT


1. The indebtedness evidenced by the subordinated notes shall at all times be wholly subordinate and junior in right or payment to any and all Superior Indebtedness (as defined below) in the manner and with the force and effect hereafter set forth:

     a. In the event of any liquidation, dissolution or winding up of the Company, or of any execution sale, receivership, insolvency, bankruptcy, reorganization or other similar proceeding relative to the Company or its property, all principal, interest, fees, reimbursement obligations and other amounts owing on all Superior Indebtedness shall first be paid in full before any payment is made upon the indebtedness evidenced by the subordinated notes; and in any such event any payment or distribution of any kind or character, whether in cash, property or securities (other than in securities or other evidences of indebtedness, the payment of which is subordinated to the same extent as the indebtedness evidenced hereby to the payment of all Superior Indebtedness which may at the time be outstanding) which shall be made upon or in respect of the subordinated notes shall be paid over to the holders of such Superior Indebtedness, pro rata, for application in payment thereof until such Superior Indebtedness shall have been paid or satisfied in full.

     b. (a) During the continuance of any default in any agreement pursuant to which any Superior Indebtedness is issued which arises from the failure to pay when due (whether by acceleration or otherwise) any principal of, premium, if any, interest on, fees or other amounts in respect of such Superior Indebtedness (a "Superior Payment Default"),
                                                    ------------------------
          no payment of principal, premium or interest shall be made on the subordinated notes if either (i) notice in writing of such default has been given to the Company by any holder or holders of any Superior Indebtedness or (ii) judicial

___________________

*    Or debentures or other designation as may be appropriate.

          proceedings shall be pending in respect of such default.

          (b) During the continuance of any event of default or unmatured event of default in any agreement pursuant to which any Superior Indebtedness is issued other than a Superior Payment Default (a "Superior Non-Payment Default") as to which the Company has received
           ----------------------------
          notice in writing from any holder or holders of Superior Indebtedness, no payment of principal, premium or interest shall be made on the subordinated notes for a period (each, a "Payment Blockage Period")
                                                    -----------------------
          commencing on the date of receipt by the Company of such notice and terminating on the earliest to occur of the following dates: (i) the date of acceleration of the Superior Indebtedness, (ii) 180 days after the Company's receipt of such written notice, (iii) the date such Superior Non-Payment Default shall have been cured or waived, or shall have ceased to exist, (iv) the date the Superior Indebtedness shall have been discharged or paid in full in cash, or (v) the date such Payment Blockage Period shall have been terminated by written notice to the Company from the holder or holders of Superior Indebtedness initiating such Payment Blockage Period, after which, in the case of clauses (ii), (iii), (iv) and (v), the Company shall resume making
          ------------  -----  ----     ---
          payments in respect of the subordinated notes, unless clause (a) above
                                                                ----------
          is then applicable.

     c. If the subordinated notes are declared or become due and payable because of the occurrence of any default thereunder or under the agreement or instrument under which they are issued or otherwise than at the option of the Company, under circumstances when clause (a)
                                                                 -----------
          above shall not be applicable, the holders of the subordinated notes shall not be entitled to payments until sixty (60) days after such event and then only if such payment is permitted under clauses (a) and
                                                                 -----------
          (b) above.
          ---
2. The holder of each subordinated note undertakes and agrees for the benefit of each holder of Superior Indebtedness to execute, verify, deliver and file any proof of claim, consent, assignment or other instrument which any holder of Superior Indebtedness may at any time require in order to prove and realize upon any right or claim pertaining to the subordinated notes and to effectuate the full benefit of the subordination contained herein; and upon failure of the holder of any subordinated note so to do any such holder of Superior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the holder of such note to execute, verify, deliver and file any such proof of claim, consent, assignment or other instrument.

3. No right of any holder of any Superior Indebtedness to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Company or any holder of Superior Indebtedness, or by any non-compliance by the Company with any term, provision or covenant of the subordinated notes or the agreement under which they are issued, regardless of any knowledge thereof that any such holder of Superior Indebtedness may have or be otherwise charged with.

4. The Company agrees, for the benefit of the holders of Superior Indebtedness, that in the event that any subordinated note is declared due and payable before its expressed maturity because of the occurrence of a default thereunder or under the agreement under which it was issued, the Company will give prompt notice in writing of such happening to the holders of Superior Indebtedness.

5.   "Superior Indebtedness" means (a) all obligations of the Company under or
      ---------------------
     in connection with the Credit Agreement, dated as of September 29, 1998 among the Company, United Rentals, Inc., United Rentals of Canada, Inc., various financial institutions, Bank of America Canada, as Canadian Agent, and Bank of America National Trust and Savings Association, as U.S. Agent (as amended, restated, amended and restated or otherwise modified from time to time, the "Credit Agreement"), whether for principal, interest (including any interest that would accrue but for the filing of a petition initiating any bankruptcy, insolvency or like proceeding, whether or not such interest is an allowed claim enforceable against the debtor), fees, expenses or otherwise and (b) all obligations of the Company under or in connection with any interest rate swap agreement or similar hedging arrangement (as amended or otherwise modified from time to time) with any financial institution which is a party to the Credit Agreement.

                                   EXHIBIT H

                                    FORM OF
                            ASSIGNMENT AGREEMENT


     Reference is made to Section 15.9.1 of the Credit Agreement dated as of September 29, 1998 (as amended or otherwise modified, the "Credit Agreement"),
                                                           ----------------
among United Rentals (North America), Inc., United Rentals, Inc., United Rentals of Canada, Inc. various financial institutions, Bank of America Canada, as Canadian Agent, and Bank of America National Trust and Savings Association, as U.S. Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     _____________________________________ (the "Assignor") and
                                                 --------
__________________________________________ (the "Assignee") hereby agree as
                                                 --------
follows:

     The Assignor hereby sells and assigns to the Assignee, without recourse, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to _____% of all of the Assignor's Commitment, together with a corresponding portion of the Assignor's outstanding U.S. Loans and rights in respect of its participation in respect of the Letters of Credit and the Swing Line Loans, such purchase and assignment to be effective as of the effective date set forth herein. After giving effect to such assignment and delegation, the Assignor's and Assignee's Percentages for the purposes of the Credit Agreement will be as set forth opposite each such Person's name on the signature pages hereof.

     The effective date of this Agreement shall be the date when the consents of the U.S. Agent and the Company to this Agreement have been received and the conditions set forth in clauses (x), (y) and (z) of the proviso to the first paragraph of Section 15.9.1 of the Credit Agreement shall be either met or waived. The Assignor hereby instructs the Agents to make all payments after the effective date hereof in respect of the interest assigned hereby directly to the Assignee. The Assignor and the Assignee agree that all interest and fees accrued up to, but not including, the effective date of the assignment and delegation being made

_____________________

  ** Appropriate adjustments should be made to this Agreement if all or a portion of the Commitment of any Canadian Bank is to be assigned.

hereby are the property of the Assignor, and not the Assignee. The Assignee agrees that, upon receipt of any such interest or fees, the Assignee will promptly remit the same to the Assignor.

     The Assignee hereby confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans and the issuing of Letters of Credit thereunder. The Assignee acknowledges and agrees that it (i) has made and will continue to make such inquiries and has taken and will take such care on its own behalf as would have been the case had its Commitment been granted, the Letters of Credit been issued and its Loans been made directly by such Assignee to or for the benefit of the applicable Borrower without the intervention of the Agents, the Assignor or any other Bank and (ii) has made and will continue to make, independently and without reliance upon the Agents, the Assignor or any other Bank and based on such documents and information as it deems appropriate, its own credit analysis and decisions relating to the Credit Agreement. The Assignee further acknowledges and agrees that the Agents, the Assignor and the other Banks make no representations or warranties about the creditworthiness of either Borrower or any other party to the Credit Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Loan Document or the value of any security therefor.

     The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim.

     The Assignee represents and warrants to the Agents and the Borrowers that, as of the date hereof, the Borrowers will not be obligated to pay any greater amount under Section 7.6 or Section 8 of the Credit Agreement than the Borrowers are obligated to pay to the Assignor under such Sections.

     Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the U.S. Agent:

     (a) the Assignee (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a "Bank" under the Credit Agreement as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and
          (ii) agrees to
          be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto; and

     (b) the Assignor shall be released from its obligations under the Credit Agreement to the extent specified in the second paragraph hereof.

     The Assignor and the Assignee hereby agree that the [Assignor/Assignee] will pay the Agent the processing fee referred to in Section 15.9.1 of the Credit Agreement.

     The Assignee hereby advises each of you of the following administrative details with respect to the Assignee:

     (A)  Address for Notices:

          Institution Name: ______________________________
          Address: _______________________________________
          Attention:  ___________________
          Telephone:  ___________________
          Facsimile:  ___________________

     (B)  Payment Instructions:

          _____________________________
          _____________________________
          _____________________________
          _____________________________
          _____________________________
          _____________________________
          _____________________________

     [The Assignee has delivered to the Company and the U.S. Agent, or is delivering to the Company and the U.S. Agent concurrently herewith, the tax forms referred to in Section 7.6 of the Credit Agreement.] [INSERT THIS PARAGRAPH IF ASSIGNEE IS ORGANIZED UNDER THE LAW OF A JURISDICTION OUTSIDE THE UNITED STATES.]

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed this _____day of ___________, ____.


Percentage = ______%                  [NAME OF ASSIGNEE]
----------


                                    By:_____________________________

                                    Name Printed:___________________

                                    Title:__________________________


Adjusted Percentage = ______%       [NAME OF ASSIGNOR]


                                    By:______________________________

                                    Name Printed:____________________
                                    Title:___________________________

ACCEPTED AND CONSENTED TO

this ____ day of _______, ____

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as U.S. Agent



By:_____________________________
Name Printed:___________________
Title:__________________________

CONSENTED TO
this ____ day of _______, ____

UNITED RENTALS (NORTH AMERICA), INC.



By:_____________________________
Name Printed:___________________
Title:__________________________

                                   EXHIBIT I

                          FORM OF CANADIAN GUARANTEE

          Guarantee dated [.] made by [GUARANTOR] (the "GUARANTOR") to and in favour of the Agent and the Lenders (as hereinafter defined).

          WHEREAS:

          A. Bank of America Canada and such other financial institutions (collectively, the "LENDERS") as may from time to time be parties to the Credit Agreement (as hereinafter defined) have made certain credit facilities available to United Rentals of Canada, Inc. (the "BORROWER") upon the terms and conditions contained in a credit agreement dated as of September 29, 1998, among United Rentals (North America), Inc., United Rentals, Inc., the Borrower, Bank of America Canada, as agent for and on behalf of the Canadian Banks (as such term is defined in the Credit Agreement) (in such capacity, the "AGENT"), Bank of America National Trust and Savings Association, as agent for and on behalf of the Lenders, and the Lenders (as amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time and including any agreement extending the maturity of, or refinancing or restructuring (including the inclusion of additional borrowers thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreements, whether or not with the same agents, co-agents or lenders, the "CREDIT AGREEMENT"); and

          B. one of the conditions of the Lenders agreeing to make credit facilities available to United Rentals (North America), Inc. and the Borrower under the Credit Agreement was that the Guarantor execute and deliver this guarantee, to and in favour of the Agent and the Lenders, guaranteeing the payment and performance of all present and future debts, liabilities and obligations, direct or indirect, absolute or contingent, of the Borrower to the Agent and the Lenders arising under, in connection with or pursuant to the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement); and

          C. the Guarantor is a wholly-owned subsidiary (as construed in accordance with the Business Corporations Act (Ontario)) of the Borrower and the Guarantor has determined that it is in the best interests of the Guarantor to enter into this guarantee;

          NOW THEREFORE in consideration of the foregoing, the sum of $10.00 now paid by the Agent and the Lenders to the Guarantor and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Guarantor agrees as follows:

                                   ARTICLE 1
                                   GUARANTEE

          SECTION 1.1. GUARANTEE. The Guarantor absolutely, irrevocably and unconditionally guarantees the due and punctual payment to the Lenders and the Agent, whether at stated maturity, by acceleration or otherwise, of all present and future debts, liabilities and obligations, direct or indirect, absolute or contingent, of the Borrower to the Lenders and the Agent or any of them arising pursuant to, or in respect of, the Credit Agreement and the other Loan Documents (such obligations, the "GUARANTEED OBLIGATIONS") and promises to pay, on demand, any and all out-of-pocket expenses (including reasonable counsel fees and disbursements) incurred by or on behalf of the Lenders and the Agent in enforcing any of their respective rights under this guarantee.

          SECTION 1.2. ABSOLUTE LIABILITY. The Guarantor guarantees that the Guaranteed Obligations will be paid to the Agent and Lenders strictly in accordance with their terms and conditions, that the Guarantor shall be liable as principal debtor and not solely as surety with respect to the payment of the Guaranteed Obligations and that the liability of the Guarantor under this guarantee shall be absolute, irrevocable and unconditional irrespective of:

(a) the lack of validity or enforceability of any terms of any of the Loan Documents;

(b) any contest by the Borrower, United Rentals (North America), Inc. or any other Person as to the amount of the Guaranteed Obligations, the validity or enforceability of any terms of the Loan Documents or the priority of any security granted to the Agent or the Lenders;

(c)  any defence, counter-claim or right of set-off available to the Borrower;

(d) any extension of the time or times for payment of the Guaranteed Obligations or any other indulgences which the Lenders or the Agent may grant to the Borrower, United Rentals (North America), Inc. or any other Person or any amendment to, or alteration or renewal of, any of the Loan Documents or the Guaranteed Obligations;

(e) any dealings with the security which the Lenders or the Agent hold or may hold pursuant to the terms and conditions of the Loan Documents, including the taking, giving up or exchange of securities, their variation or realization, the accepting of compositions and the granting of releases and discharges, and any release of any other guarantor of the Guaranteed Obligations;

(f)  the assignment of all or any part of the benefits of this guarantee;

(g) any invalidity, non-perfection or unenforceability of any security held by the Lenders or the Agent or any irregularity or defect in the manner or procedure by which the Agent and the Lenders realize on such security; and

(h) any other circumstances which might otherwise constitute a defence available to, or a discharge of, the Guarantor, the Borrower, United Rentals (North America), Inc. or any other Person in respect of the Guaranteed Obligations or this guarantee.


                                   ARTICLE 2
                                  ENFORCEMENT

          SECTION 2.1. REMEDIES. The Lenders and the Agent shall not be bound to exhaust their recourse against the Borrower, United Rentals (North America), Inc. or any other Person or realize on any security they may hold in respect of the Guaranteed Obligations before being entitled to payment under this guarantee and the Guarantor renounces all benefits of discussion and division.

          SECTION 2.2. IMPAIRMENT OF SECURITY. Any loss of, or loss of value of, any security granted to any of the Lenders or the Agent by the Borrower, United Rentals (North America), Inc. or any other Person shall not discharge pro tanto or limit or lessen the liability of the Guarantor under this guarantee.

          SECTION 2.3. AMOUNT OF GUARANTEED OBLIGATIONS. Any account settled or stated by or between the Agent and the Borrower, or if any such account has not been settled or stated immediately before demand for payment under this guarantee, any account stated by the Agent shall, in the absence of manifest mathematical error, be accepted by the Guarantor as conclusive evidence of the amount of the Guaranteed Obligations which is due by the Borrower to the Lenders and the Agent or remains unpaid by the Borrower to the Lenders and the Agent.

          SECTION 2.4. PAYMENT ON DEMAND. The obligation of the Guarantor to pay the amount of the Guaranteed Obligations and all other amounts payable by it to the Lenders or the Agent under this guarantee shall arise, and the Guarantor shall make such payments, immediately after demand for same is made in writing to it. The liability of the Guarantor shall bear interest from the date of such demand at the rate or rates of interest then applicable to the Guaranteed Obligations under and calculated in the manner provided in the Loan Documents (including any adjustment to give effect to the provisions of the Interest Act (Canada)).

          SECTION 2.5. ASSIGNMENT AND POSTPONEMENT. (1) All obligations, liabilities and indebtedness of the Borrower, United Rentals, Inc. and each of their Subsidiaries to the Guarantor of any nature whatsoever and all security therefor (the "INTERCORPORATE INDEBTEDNESS") are assigned and transferred to the Agent for the benefit of the Agent and the Lenders as continuing and collateral security for the Guarantor's obligations under this guarantee. Subject to clauses (2) and (3) of this Section 2.5, until notice by the Agent or the Guarantor that the Guaranteed Obligations have become due and payable, the Guarantor may receive payments in respect of the Intercorporate Indebtedness in accordance with their terms. The Guarantor shall not assign all or any part of the Intercorporate Indebtedness to any Person other than the Agent or the Lenders.

          (2) Upon the occurrence and during the continuance of an Event of Default, or an Unmatured Event of Default under Section 12.1.4 of the Credit Agreement, all Intercorporate Indebtedness shall be held in trust for the Lenders and the Agent and shall be collected, enforced or proved subject to, and for the purpose of, this guarantee and any payments received by the Guarantor in respect of the Intercorporate Indebtedness shall be segregated from other funds and property held by the Guarantor and immediately paid to the Agent on account of the Guaranteed Obligations.

          (3) Upon the occurrence and during the continuance of an Event of Default, or an Unmatured Event of Default under Section 12.1.4 of the Credit Agreement, the Lenders and the Agent shall be entitled to receive payment of the Guaranteed Obligations in full before the Guarantor receives any payment on account of the Intercorporate Indebtedness. In such case, the Intercorporate Indebtedness shall not be released or withdrawn by the Guarantor unless the Agent's written consent to the release or withdrawal is first obtained. The Guarantor shall not permit the prescription of the Intercorporate Indebtedness by any statute of limitations or ask for or obtain any security or negotiable paper for, or other evidence of, the Intercorporate Indebtedness except for the purpose of delivering the same to the Agent.

          SECTION 2.6. SUSPENSION OF GUARANTOR RIGHTS. The Guarantor irrevocably waives any rights which it may at any time have by reason of the performance of any of its obligations under this guarantee (i) to be indemnified by the Borrower, (ii) to claim contribution from any other guarantor of the debts, liabilities or obligations of the Borrower, or (iii) subject to Section 2.8, to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Lenders or the Agent under any of the Loan Documents.

          SECTION 2.7. NO PREJUDICE TO LENDERS OR AGENT. The Lenders and the Agent shall not be prejudiced in any way in the right to enforce any provision of this guarantee by any act or failure to act on the part of the Borrower, United Rentals (North America), Inc., United Rentals, Inc., the Lenders or the Agent. The Agent and the Lenders may, at any time and from time to time, in such manner as any of them may determine is expedient, without any consent Of, or notice to, the Guarantor and without impairing or releasing the obligations of the Guarantor (i) change the manner, place, time or terms of payment of, or renew or alter, the Guaranteed Obligations, (ii) renew, increase or otherwise vary any credit or credit facilities to, or the terms or conditions of any transaction with, the Borrower, United Rentals (North America), Inc. or any other Person, (iii) release, compound or vary the liability of the Borrower, United Rentals (North America), Inc. or any other Person liable in any manner under or in respect of the Guaranteed Obligations, (iv) exercise or enforce or refrain from exercising or enforcing any right or security against the Borrower, United Rentals (North America),

Inc., the Guarantor or any other Person, and (v) apply any sums from time to time received to the Guaranteed Obligations. In their dealings with the Borrower and United Rentals (North America), Inc., the Agent and the Lenders need not enquire into the authority or power of any Person purporting to act for or on behalf of the Borrower or United Rentals (North America), Inc.

          SECTION 2.8. NO SUBROGATION. The Guarantor irrevocably waives any claim, remedy or other right which it may now have or hereafter acquire against the Borrower that arises from the existence, payment, performance or enforcement of the Guarantor's obligations under this guarantee, including any right of subrogation, reimbursement, exoneration or indemnification or any right to participate in any claim or remedy of the Lenders or the Agent against the Borrower or any collateral which the Lenders or the Agent now have or hereafter acquire, whether or not such claim, remedy or other right is reduced to judgment or is liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured, and whether or not such claim, remedy or other right arises in equity or under contract, statute or common law. The Guarantor further agrees that the Borrower shall be an intended third party beneficiary of the Guarantor's waiver contained in this Section 2.8. If any amount is paid to the Guarantor in violation of this section and , at such time, the Lenders' and the Agent's claims against the Borrower in respect of the Guaranteed Obligations shall not have been paid in full, any amount paid to the Guarantor shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lenders and the Agent, and shall immediately be paid to the Agent to be credited and applied upon such Guaranteed Obligations. The Guarantor acknowledges that it will receive direct and indirect benefits from the transactions contemplated by this guarantee and that the waiver in this Section
2.8 is knowingly made in contemplation of such benefits.

          SECTION 2.9. NO SET-OFF. To the fullest extent permitted by law, the Guarantor shall make all payments under this guarantee without regard to any defence, counter-claim or right of set-off available to it.

          SECTION 2.10. SUCCESSORS OF THE BORROWER. Any change or changes in the name of, or reorganization (whether by way of reconstruction, consolidation, amalgamation, merger, transfer, sale, lease or otherwise) of, the Borrower or its business shall not affect or in any way limit or lessen the liability of the Guarantor under this guarantee or under any of the Guarantor Security Agreements (as defined below). This guarantee and the Guarantor Security Agreements shall extend to any person, firm or corporation acquiring or from time to time carrying on the business of the Borrower.

          SECTION 2.11. CONTINUING GUARANTEE. This guarantee is a continuing guarantee. It extends to all present and future Guaranteed Obligations, applies to and secures the ultimate balance of the Guaranteed Obligations due or remaining due to the Agent and the Lenders and shall be binding as a continuing obligation of the Guarantor until the Agent and the Lenders release the Guarantor. This guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Lenders or the Agent upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though the payment had not been made.

          SECTION 2.12. SUPPLEMENTAL SECURITY. This guarantee is in addition and without prejudice to and supplemental to all other guarantees and securities held or which may hereafter be held by the Lenders or the Agent.

          SECTION 2.13. SECURITY FOR GUARANTEE. The Guarantor acknowledges that this guarantee is intended to secure payment of the Guaranteed Obligations and that the payment of the Guaranteed Obligations and the other obligations of the Guarantor under this guarantee are secured pursuant to the terms and provisions of those agreements described in Schedule "A" (collectively, the "GUARANTOR SECURITY AGREEMENTS").

          SECTION 2.14. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, or any Unmatured Event of Default under
Section 12.1.4 of the Credit Agreement, the Agent and each of the Lenders are authorized by the Guarantor at any time and from time to time and may, to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Agent or the Lenders to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing irrespective of whether or not (i) the Lenders or the Agent have made any demand under this guarantee, or (ii) any of the obligations comprising the Guaranteed Obligations are contingent or unmatured. The rights of the Agent and the Lenders under this Section 2.14 are in addition and without prejudice to and supplemental to other rights and remedies which the Agent and the Lenders may have.

          SECTION 2.15. INTEREST ACT (CANADA). The Guarantor acknowledges that certain of the rates of interest applicable to the Guaranteed Obligations may be computed on the basis of a year of 360 days or 365 days, as the case may be and paid for the actual number of days elapsed. For purposes of the Interest Act (Canada), whenever any interest is calculated using a rate based on a year of 360 days or 365 days, as the case may be, such rate determined pursuant to such calculation, when expressed as an annual rate is equivalent to (i) the applicable rate based on a year of 360 days or 365 days, as the case may be,
(ii) multiplied by the actual number of days in the calendar year in which the period for such interest is payable (or compounded) ends, and (iii) divided by 360 or 365, as the case may be.

          SECTION 2.16. TAXES AND OTHER TAXES. (1) All payments to the Lenders by the Guarantor under this guarantee or under any of the Guarantor Security Agreements shall be made free and clear of and without deduction or withholding for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (all non-excluded items being called "TAXES"). If any withholding or deduction from any payment to be made by the Guarantor hereunder (including any additional amount or amounts to be paid under this Section 2.16) is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Guarantor will:

(a) pay directly to the relevant authority the full amount required to be so withheld or deducted

(b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

(c) pay to the Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Taxes and the Guarantor will promptly pay such additional amounts (including any penalty, interest and expense) as is necessary in order that the net amount received by such Person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had such Taxes not been asserted.

          (2) If the Guarantor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the applicable Lenders, the required receipts or other required documentary evidence, the Guarantor shall indemnify such Lenders for any incremental Taxes, interest or penalties that may become payable by any such Lender as a result of any such failure. For purposes of this Section 2.16, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Guarantor.

          (3) The provisions of this Section 2.16 shall survive the termination of this guarantee.

          SECTION 2.17. JUDGMENT CURRENCY. (1) If for the purposes of obtaining judgment in any court it is necessary to convert all or any part of the Guaranteed Obligations or any other amount due to a Lender or the Agent in respect of the Guarantor's obligations under this guarantee in any currency (the "ORIGINAL CURRENCY") into another currency (the "OTHER CURRENCY"), the Guarantor, to the fullest extent that it may effectively do so, agrees that the rate of exchange used shall be that at which, in accordance with normal banking procedures, such Lender or the Agent, as the case may be, could purchase the Original Currency with the Other Currency on the Business Day preceding that on which final judgment is paid or satisfied.

          (2) The obligations of the Guarantor in respect of any sum due in the Original Currency from it to any Lender shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by such Lender of any sum adjudged to be so due in such Other Currency such

Lender may, in accordance with its normal banking procedures, purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to such Lender in the Original Currency, the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to such Lender in the Original Currency, such Lender agrees to remit such excess to the Guarantor.


                                   ARTICLE 3
                                    GENERAL

          SECTION 3.1. NOTICES, etc. Any notice, direction or other communication to be given under this guarantee shall, except as otherwise permitted, be in writing and given by delivering it or sending it by telecopy or other similar form of recorded communication addressed:

(a)       if to the Guarantor, to it at:

          c/o United Rentals, Inc.
          Four Greenwich Office Park
          Greenwich, Connecticut 06830
          USA

          Attention:             Chief Financial Officer
          Telephone:             (203) 622-3131
          Facsimile:             (203) 622-6080

(b)       if to the Agent or the Lenders, to the Agent at:

          200 Front Street West
          Suite 2500
          Toronto, Ontario
          M5V 3L2

          Attention:             Nelson Lam
          Telephone:             (416) 349-4100
          Telecopier:            (416) 349-4283


Any such communication shall be deemed to have been validly and effectively given (i) if personally delivered, on the date of such delivery if such date is a Business Day and such delivery was made prior to 4:00 p.m. (Toronto time), otherwise on the next Business Day, and (ii) if transmitted by facsimile or similar means of recorded communication, on the Business Day following the date of transmission. Any party may change its address for service from time to time by notice given in accordance with the foregoing and any subsequent notice shall be sent to the party at its changed address.

          SECTION 3.2. DEFINED TERMS. Capitalized terms used in this guarantee and not otherwise defined have the meanings specified in the Credit Agreement.

          SECTION 3.3. GENDER AND NUMBER. Any reference in this guarantee to gender shall include all genders and words importing the singular number only shall include the plural and vice versa.

          SECTION 3.4. HEADINGS, ETC. The division of this guarantee into Articles and Sections and the insertion of headings are for convenient reference only and are not to affect the interpretation of this guarantee.

          SECTION 3.5. CURRENCY. All references in this guarantee to dollars, unless otherwise specifically indicated, are expressed in Canadian currency.

          SECTION 3.6. SUCCESSORS AND ASSIGNS. This guarantee shall be binding upon the Guarantor, its successors and assigns, and shall enure to the benefit of the Lenders, the Agent and their respective successors and assigns. All rights of the Agent and the Lenders shall be assignable and in any action brought by an assignee to enforce any such right, the Guarantor shall not assert against the assignee any claim or defence which the Guarantor now has or hereafter may have against the Agent or any of the Lenders.

          SECTION 3.7. SEVERABILITY. If any provision of this guarantee is deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

          SECTION 3.8. GOVERNING LAW. This guarantee shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

          IN WITNESS WHEREOF the Guarantor has caused this guarantee to be executed by its duly authorized officer as of the date first above written.

                                        [GUARANTOR]

                                        Per:  __________________________ c/s
                                              Authorized Signing Officer

                                  SCHEDULE "A"

                               GUARANTOR SECURITY

                                   EXHIBIT J

                      FORM OF CANADIAN SECURITY AGREEMENT

          Security agreement dated as of [.], made by [CANADIAN SUBSIDIARY] (the "OBLIGOR") to and in favour of the Agent (as hereinafter defined).

          WHEREAS:

          A. Bank of America Canada and such other financial institutions (collectively, the "LENDERS") as may from time to time be parties to the Credit Agreement (as hereinafter defined) have made certain credit facilities available to United Rentals of Canada, Inc. (the "BORROWER") upon the terms and conditions contained in a credit agreement dated as of September 29, 1998, among United Rentals (North America), Inc., United Rentals, Inc., the Borrower, Bank of America Canada, as agent for and on behalf of the Canadian Banks (as such term is defined in the Credit Agreement) (in such capacity, the "AGENT"), Bank of America National Trust and Savings Association, as agent for and on behalf of the Lenders, and the Lenders (as amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time and including any agreement extending the maturity of, or refinancing or restructuring (including the inclusion of additional borrowers thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreements, whether or not with the same agents, co-agents or lenders, the "CREDIT AGREEMENT");

          B. the Obligor has, pursuant to a guarantee dated as of the date hereof (the "GUARANTEE") in favour of the Agent and the Lenders, guaranteed the payment and performance of all present and future debts, liabilities and obligations, direct or indirect, absolute or contingent, of the Borrower to the Agent and the Lenders arising under, in connection with or pursuant to the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement); and

          C. the Obligor has agreed to execute and deliver this security agreement to and in favour of the Agent as security for the payment and performance of all debts, liabilities and obligations including all charges and fees of the Agent and the Lenders due from the Obligor to the Agent and the Lenders pursuant to or in connection with the Guarantee and each of the other Loan Documents (as defined in the Credit Agreement) to which it is a party;

          NOW THEREFORE in consideration of the foregoing, the sum of $10.00 now paid by the Agent and the Lenders to the Obligor and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Obligor, the Obligor agrees as follows:


                                   ARTICLE 1
                                   SECURITY

          SECTION 1.1. TERMS INCORPORATED BY REFERENCE. Terms defined in the Personal Property Security Act (Ontario) (as amended from time to time, the "PPSA") and used in this security agreement shall have the same meanings.

          SECTION 1.2. GRANT OF SECURITY. Subject to Section 1.5, the Obligor grants to the Agent, for its own benefit as a Lender and as agent and in trust for the rateable benefit of itself and the other Lenders, a security interest in all the Obligor's right, title and interest in and to the personal property and undertaking of the Obligor now owned or hereafter acquired (collectively, the "COLLATERAL") including, without limitation, any and all of the Obligor's:

(a) inventory including goods held for sale, lease or resale, goods furnished or to be furnished to third parties under contracts of lease, consignment or service, goods which are raw materials or work in process, goods used in or procured for packing and materials used or consumed in the business of the Obligor;

(b) equipment, machinery, furniture, fixtures, plants, vehicles and other goods of every kind and description and all licences and other rights and all records, files, charts, plans, drawings, specifications, manuals and documents relating thereto;

(c) accounts due or accruing due and all agreements, books, accounts, invoices, letters, documents and papers recording, evidencing or relating thereto;

(d)  money, documents of title, chattel paper, instruments and securities;

(e) intangibles including all security interests, goodwill, choses in action and other contractual benefits and all trade marks, trade mark registrations and pending trade mark applications, patents and pending patent applications and copyrights and other intellectual property (collectively, the "INTELLECTUAL PROPERTY");

(f) substitutions and replacements of and increases, additions and, where applicable, accessions to the property described in Sections 1.2(a)-(e) inclusive; and

(g) proceeds in any form derived directly or indirectly from any dealing with all or any part of the property described in Sections 1.2(a)-(f) inclusive or the proceeds of such proceeds.

          SECTION 1.3. OBLIGATIONS SECURED. (1) The security interest granted hereby (the "SECURITY INTEREST") secures the payment and performance of all debts, liabilities and obligations including all charges and fees of the Agent and the Lenders due from the Obligor to the Agent and the Lenders pursuant to or in connection with the Guarantee and each of the other Loan Documents (as defined in the Credit Agreement) to which it is a party (collectively, and together with the expenses, costs and charges set out in Section 1.3(2), the "OBLIGATIONS").

          (2) All expenses, costs and charges incurred by or on behalf of the Agent and the Lenders in connection with this security agreement, the Security Interest or the Collateral, including all legal fees, court costs, receiver's or agent's remuneration and other expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment for the Collateral, and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters or otherwise in connection with the Agent's or any Lender's interest in any Collateral, whether or not directly relating to the enforcement of this security agreement or any other Loan Document (as defined in the Credit Agreement), shall be added to and form a part of the Obligations.

          SECTION 1.4. ATTACHMENT. (1) The Obligor acknowledges that (i) value has been given, (ii) it has rights in the Collateral (other than after-acquired Collateral), (iii) it has not agreed to postpone the time of attachment of the Security Interest, and (iv) it has received a duplicate original copy of this security agreement.

          (2) If the Obligor acquires Collateral consisting of chattel paper, instruments, securities or negotiable documents of title (collectively, "NEGOTIABLE COLLATERAL"), the Obligor will, immediately upon receipt, deliver to the Agent the Negotiable Collateral, other than Negotiable Collateral that is chattel paper or instruments and has been acquired by the Obligor in the ordinary course of business, and shall, at the request of the Agent (i) cause the transfer of the Negotiable Collateral to the Agent to be registered wherever, in the opinion of the Agent, such registration may be required or advisable, (ii) duly endorse the same for transfer in blank or as the Agent may direct, and (iii) immediately deliver to the Agent any and all consents or other documents which may be necessary to effect the transfer of the Negotiable Collateral to the Agent or any third party.

          (3) The Obligor will promptly inform the Agent in writing of the acquisition by the Obligor of any personal property which is not adequately described in this security agreement, and the Obligor will execute and deliver, at its own expense, from time to time, amendments to this security agreement or additional security agreements as may be required by the Agent.

          SECTION 1.5. SCOPE OF SECURITY INTEREST. (1) To the extent that the creation of the Security Interest would constitute a breach or permit the acceleration or termination of any agreement, right, licence or permit of the Obligor (each, a "RESTRICTED ASSET"), the Security Interest shall not attach to the Restricted Asset but the Obligor shall hold its interest in the Restricted Asset in trust for the Agent and the Lenders, and shall assign such Restricted Asset to the Agent for the benefit of the Agent and the Lenders or as the Agent may direct immediately upon obtaining the consent of the other party.

          (2) Until the Security Interest shall have become enforceable, the grant of the Security Interest in the Intellectual Property shall not affect in any way the Obligor's rights to commercially exploit the Intellectual Property, defend it, enforce the Obligor's rights in it or with respect to it against third parties in any court or claim and be entitled to receive any damages with respect to any infringement of it.

          (3) The Security Interest shall not extend to consumer goods.

          (4) The Security Interest shall not extend or apply to the last day of the term of any lease or sublease or any agreement for a lease or sublease, now held or hereafter acquired by the Obligor in respect of real property, but the Obligor shall stand possessed of any such last day upon trust to assign and dispose of it as the Agent may direct.

          SECTION 1.6. GRANT OF LICENCE TO USE INTELLECTUAL PROPERTY. For purposes of enabling the Agent to exercise its rights and remedies pursuant to
Article 2, at such time as the Agent shall be lawfully entitled to exercise its rights and remedies and for no other purpose, the Obligor grants to the Agent an irrevocable, nonexclusive licence (exercisable without payment of royalty or other compensation to the Obligor) to use, assign or sublicense any of the Intellectual Property wherever the same may be located, including in such licence access to (i) all media in which any of the licensed items may be recorded or stored, and (ii) all computer programs used for compilation or print-out.

          SECTION 1.7. CARE AND CUSTODY OF COLLATERAL. (1) The Agent and the Lenders shall have no obligation to keep Collateral in their possession identifiable.

          (2) The Agent may, after the Security Interest shall have become enforceable, (i) notify any person obligated on an account or on chattel paper or any obligor on an instrument to make payments to the Agent whether or not the Obligor was previously making collections on such accounts, chattel paper or instruments, and (ii) assume control of any proceeds arising from the Collateral.


                                   ARTICLE 2
                                  ENFORCEMENT

          SECTION 2.1. ENFORCEMENT. The Security Interest shall be and become enforceable against the Obligor upon the occurrence and during the continuance of an Event of Default (as defined in the Credit Agreement) or an Unmatured Event of Default (as defined in the Credit Agreement) under Section 12.1.4 of the Credit Agreement.

          SECTION 2.2. REMEDIES. Whenever the Security Interest has become enforceable, the Agent may realize upon the Collateral and enforce the rights of the Agent and the Lenders by:

(a) entry onto any premises where Collateral consisting of tangible personal property may be located;

(b)  entry into possession of the Collateral by any method permitted by law;

(c)  sale or lease of all or any part of the Collateral;

(d)  collection of any proceeds arising in respect of the Collateral;

(e)  collection, realization or sale of, or other dealing with, the accounts;

(f) appointment by instrument in writing of a receiver (which term as used in this security agreement includes a receiver and manager) or agent of all or any part of the Collateral and removal or replacement from time to time of any receiver or agent;

(g) institution of proceedings in any court of competent jurisdiction for the appointment of a receiver of all or any part of the Collateral;

(h) institution of proceedings in any court of competent jurisdiction for sale or foreclosure of all or any part of the Collateral;

(i) filing of proofs of claim and other documents to establish claims to the Collateral in any proceeding relating to the Obligor; and

(j) any other remedy or proceeding authorized or permitted under the PPSA or otherwise by law or equity.

Such remedies may be exercised from time to time separately or in combination and are in addition to, and not in substitution for, any other rights of the Agent and the Lenders however created. The Agent shall not be bound to exercise any right or remedy, and the exercise of rights and remedies shall be without prejudice to the rights of the Agent and the Lenders in respect of the Obligations including the right to claim for any deficiency.

           2.3. ADDITIONAL RIGHTS. In addition to the remedies set forth in Section 2.2, the Agent may, whenever the Security Interest has become enforceable:

(a) require the Obligor, at the Obligor's expense, to assemble the Collateral at a place or places designated by notice in writing and the Obligor agrees to so assemble the Collateral;

(b) require the Obligor, by notice in writing, to disclose to the Agent the location or locations of the Collateral and the Obligor agrees to make such disclosure when so required;

(c) repair, process, modify, complete or otherwise deal with the Collateral and prepare for the disposition of the Collateral, whether on the premises of the Obligor or otherwise;

(d) carry on all or any part of the business of the Obligor and, to the exclusion of all others including the Obligor, enter upon, occupy and use all or any of the premises, buildings, and other property of or used by the Obligor for such time as the Agent sees fit, free of charge, and the Agent and the Lenders shall not be liable to the Obligor for any act, omission or negligence in so doing or for any rent, charges, depreciation or damages incurred in connection with or resulting from such action;

(e) borrow for the purpose of carrying on the business of the Obligor or for the maintenance, preservation or protection of the Collateral and grant a security interest in the Collateral, whether or not in priority to the Security Interest, to secure repayment; and

(f) commence, continue or defend any judicial or administrative proceedings for the purpose of protecting, seizing, collecting, realizing on or obtaining possession or payment of the Collateral, and give good and valid receipts and discharges in respect of the Collateral and compromise or give time for the payment or performance of all or any part of the accounts or any other obligation of any third party to the Obligor.

          SECTION 2.4. RECEIVER'S POWERS. (1) Any receiver appointed by the Agent shall be vested with the rights and remedies which could have been exercised by the Agent in respect of the Obligor or the Collateral and such other powers and discretions as are granted in the instrument of appointment and any supplemental instruments. The identity of the receiver, its replacement and its remuneration shall be within the sole and unfettered discretion of the Agent.

          (2) Any receiver appointed by the Agent shall act as agent for the Agent for the purposes of taking possession of the Collateral, but otherwise and for all other purposes (except as provided below), as agent for the Obligor. The receiver may sell, lease, or otherwise dispose of Collateral as agent for the Obligor or as agent for the Agent as the Agent may determine in its discretion. The Obligor agrees to ratify and confirm all actions of the receiver acting as agent for the Obligor, and to release and indemnify the receiver in respect of all such actions.

          (3) The Agent, in appointing or refraining from appointing any receiver, shall not incur liability to the receiver, the Obligor or otherwise and shall not be responsible for any misconduct or negligence of such receiver.

          SECTION 2.5. APPOINTMENT OF ATTORNEY. The Obligor irrevocably appoints the Agent (and any of its officers) as attorney of the Obligor (with full power of substitution) to do, make and execute, in the name of and on behalf of the Obligor, all such further acts, documents, matters and things which the Agent may deem necessary or advisable to accomplish the purposes of this security agreement including the execution, endorsement and delivery of documents and any notices, receipts, assignments or verifications of the accounts. All acts of the attorney are ratified and approved, and the attorney shall not be liable for any act, failure to act or any other matter or thing, except for its own gross negligence or wilful misconduct,

          SECTION 2.6. DEALING WITH THE COLLATERAL. (1) The Agent and the Lenders shall not be obliged to exhaust their recourse against the Obligor or any other person or against any other security they may hold in respect of the Obligations before realizing upon or otherwise dealing with the Collateral in such manner as the Agent may consider desirable.

          (2) The Agent and the Lenders may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Borrower and the Obligor and with other persons, sureties or securities as they may see fit without prejudice to the Obligations, the liability of the Obligor or the rights of the Agent and the Lenders in respect of the Collateral.

          (3) Except as otherwise provided by law or this security agreement, the Agent and the Lenders shall not be (i) liable or accountable for any failure to collect, realize on or obtain payment in respect of the Collateral, (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing on or obtaining payment of the Collateral or for the purpose of preserving any rights of any persons in respect of the Collateral, (iii) responsible for any loss occasioned by any sale or other dealing with the Collateral or by the retention of or failure to sell or otherwise deal with the Collateral, or (iv) bound to protect the Collateral from depreciating in value or becoming worthless.

          SECTION 2.7. STANDARDS OF SALE. Without prejudice to the ability of the Agent to dispose of the Collateral in any manner which is commercially reasonable, the Obligor acknowledges that:

(a)  Collateral may be disposed of in whole or in part;

(b) Collateral may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

(c)  any assignee of such Collateral may be a customer of the Agent or a Lender;

(d) a disposition of Collateral may be on such terms and conditions as to credit or otherwise as the Agent, in its sole discretion, may deem advantageous; and

(e) the Agent may establish an upset or reserve bid or price in respect of Collateral.

          SECTION 2.8. DEALINGS BY THIRD PARTIES. (1) No person dealing with the Agent, any of the Lenders or an agent or receiver shall be required to determine
(i) whether the Security Interest has become enforceable, (ii) whether the powers which such person is purporting to exercise have become exercisable,
(iii) whether any money remains due to the Agent or the Lenders by the Obligor,
(iv) the necessity or expediency of the stipulations and conditions subject to which any sale or lease is made, (v) the propriety or regularity of any sale or other dealing by the Agent or any Lender with the Collateral, or (vi) how any money paid to the Agent or Lenders has been applied.

          (2) Any purchaser of all or any part of the Collateral from the Agent or any receiver or agent shall hold the Collateral absolutely, free from any claim or right of whatever kind, including any equity of redemption, of the Obligor, which it specifically waives (to the fullest extent permitted by law) as against any such purchaser together with all rights of redemption, stay or appraisal which the Obligor has or may have under any rule of law or statute now existing or hereafter adopted.


                                   ARTICLE 3
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

          SECTION 3.1. REPRESENTATIONS AND WARRANTIES. The Obligor hereby represents and warrants to and in favour of the Agent and the Lenders acknowledging and confirming that the Agent and each Lender is relying thereon without independent inquiry in connection with the acceptance of this security agreement as security for the Obligations, that:

(a) no financing statement or other document creating a security interest (other than (i) any which may have been filed on behalf of the Agent, and (ii) financing statements registered under the PPSA which are expressly permitted by the Credit Agreement) covering any of the Collateral is on file in any public office;

(b) the Obligor is and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, other than the security interest hereunder and liens and claims expressly permitted by the Credit Agreement (the "PERMITTED LIENS"), with full power and authority to execute this security agreement and perform the Obligor's obligations hereunder, and to subject the Collateral to the security interest hereunder;

(c) all information with respect to Collateral and account debtors of the Obligor set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by the Obligor to the Agent or any Lender and all other written information heretofore or hereafter furnished by the Obligor to the Agent or any Lender in connection with the Guarantee or the other Loan Documents (as defined in the Credit Agreement) will be true and correct in all material respects as of the date furnished;

(d) the Obligor's chief executive office and principal place of business are as set forth on Schedule I hereto (and the Obligor has not maintained its chief executive office and principal place of business at any other location at any time);

(e) each other location where the Obligor maintains a place of business is set forth on Schedule II hereto;

(f) except as disclosed on Schedule III hereto, the Obligor is not now known and during the five years preceding the date hereof has not previously been known by any trade name;

(g) except as disclosed on Schedule III hereto, during the five years preceding the date hereof the Obligor has not been known by any legal name different from the one set forth on the signature page of this security agreement nor has the Obligor been the subject of any merger or other corporate reorganization;

(h) Schedule IV hereto contains a complete listing of all of the Obligor's registrations or pending applications in respect of Intellectual Property;

(i) the Obligor is a corporation duly organized, validly existing and in good standing under the laws of [ONTARIO];

(j) the execution and delivery of this security agreement and the performance by the Obligor of its obligations hereunder are within the Obligor's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the certificate and articles of incorporation or bylaws of the Obligor or of any material agreement, indenture, instrument or other document, or any material judgment, order or decree, which is binding upon the Obligor;

(k) this security agreement is a legal, valid and binding obligation of the Obligor, enforceable in accordance with its terms, except that the enforceability of this security agreement may be limited by bankruptcy, winding-up, insolvency, arrangement, fraudulent preference and conveyance, assignment and preference and other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

(1) the Obligor is in compliance with the requirements of all applicable laws, rules, regulations and orders of every governmental authority, the non-compliance with which would materially adversely affect the business, properties, assets, operations or condition (financial or otherwise) of the Obligor and its Subsidiaries (as such term is defined in the Credit Agreement) taken as a whole or the value of the Collateral or the worth of the Collateral as collateral security.

          SECTION 3.2. COVENANTS. The Obligor covenants and agrees that until the Security Interest has been discharged in accordance with Section 4.2 hereof, the Obligor will:

(a) from time to time deliver to the Agent such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the Security Interest hereunder, and the items or amounts received by the Obligor in full or partial payment of any of the Collateral, as the Agent may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of the Obligor and shall be in such form and detail as the Agent may specify. The Obligor shall immediately notify the Agent of the occurrence of any event causing any loss or depreciation in the value of its inventory or other goods which is material to the Obligor and its Subsidiaries (as such term is defined in the Credit Agreement) taken as a whole, and such notice shall specify the amount of such loss or depreciation;

(b) upon request of the Agent, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Agent) and do such other acts and things (including, without limitation, delivery to the Agent of any instruments or securities which constitute Collateral), all as the Agent may from time to time reasonably request, to establish and maintain a valid security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Obligations;

(c) keep all its inventory at, and will not maintain any place of business at any location other than, its addresses shown on Schedules I and II hereto or at such other addresses of which the Obligor shall have given the Agent not less than 10 days' prior written notice;

(d) keep its records concerning the Collateral in Ontario, and keep its records concerning the intangible Collateral in such a manner as will enable the Agent or its designees to determine at any time the status of the intangible Collateral;

(e) furnish the Agent such information concerning the Obligor, the Collateral and the account debtors of the Obligor as the Agent may from time to time reasonably request;

(f) permit the Agent and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice whenever the Security Interest has become enforceable) to inspect the Obligor's inventory and other goods, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Obligor pertaining to the Collateral and the account debtors of the Obligor, and will, upon request of the Agent whenever the Security Interest has become enforceable, deliver to the Agent all of such records and papers;

(g) upon request of the Agent, stamp on its records concerning the Collateral and add on all chattel paper constituting a portion of the Collateral, a notation, in form satisfactory to the Agent, of the security interest of the Agent hereunder;

(h) except for the sale or lease of inventory in the ordinary course of its business and sales of equipment which is no longer useful in its business or which is being replaced by similar equipment or as otherwise permitted by the Credit Agreement, not sell, lease, assign or create or permit to exist any lien on or security interest in any Collateral other than Permitted Liens and liens and security interests in favour of the Agent for the benefit of the Agent and the Lenders;

(i) at all times keep all its inventory and other goods insured under policies maintained with reputable, financially sound insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated, and cause all such policies to provide that loss thereunder shall be payable to the Agent as its interest may appear (it being understood that (A) so long as the Security Interest has not become enforceable, the Agent shall deliver any proceeds of such insurance which may be received by it to the Obligor and (B) whenever the Security Interest has become enforceable, the Agent may apply any proceeds of such insurance which may be received by it toward payment of the Obligations, whether or not due, in such order of application as the Agent may determine) and such policies or certificates thereof shall, if the Agent, so requests, be deposited with or furnished to the Agent;

(j) take such actions as are reasonably necessary to keep its inventory in good repair and condition, ordinary wear and tear excepted;

(k) take such actions as are reasonably necessary to keep its equipment (other than obsolete equipment) in good repair and condition and in good working or running order, ordinary wear and tear excepted;

(l) promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its equipment and other goods (as applicable); provided, however, that the Obligor shall not be required to pay any such fee, tax, assessment or other charge if the validity thereof is being contested by the Obligor in good faith by appropriate proceedings, so long as forfeiture of any substantial part of its equipment or other goods will not result from the failure of the Obligor to pay any such fee, tax, assessment or other charge during the period of such contest;

(m) upon request of the Agent, (i) cause to be noted on the applicable certificate, in the event any of its equipment is covered by a certificate of title, the security interest of the Agent for the benefit of the Agent and the Lenders in the equipment covered thereby and (ii) deliver all such certificates to the Agent or its designees;

(n) take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral; and

(o)  ensure that all of the Collateral remains at all times within Ontario.


                                   ARTICLE 4
                                    GENERAL

          SECTION 4.1. NOTICES. Any notices, directions or other communications provided for in this security agreement shall be in writing and given in accordance with the provisions of the Guarantee.

          SECTION 4.2. DISCHARGE. The Security Interest shall be discharged upon, but only upon, (i) full payment and performance of the Obligations, and
(ii) the Agent and the Lenders having no obligations under the Loan Documents. Upon discharge of the Security Interest and at the request and expense of the Obligor, the Agent shall execute and deliver to the Obligor such releases and discharges as the Obligor may reasonably require.

          SECTION 4.3. NO MERGER. This security agreement shall not operate by way of merger of any of the Obligations and no judgment recovered by the Agent or any of the Lenders shall operate by way of merger of, or in any way affect, the Security Interest, which is in addition to, and not in substitution for, any other security now or hereafter held by the Agent and the Lenders in respect of the Obligations.

          SECTION 4.4. FURTHER ASSURANCES. The Obligor shall from time to time, whether before or after the Security Interest shall have become enforceable, do all acts and things and execute and deliver all transfers, assignments and instruments as the Agent may reasonably require for (i) protecting the Collateral, (ii) perfecting the Security Interest, and (iii) exercising all powers, authorities and discretions conferred upon the Agent. The Obligor shall, from time to time after the Security Interest has become enforceable, do all acts and things and execute and deliver all transfers, assignments and instruments as the Agent may require for facilitating the sale or other disposition of the Collateral in connection with its realization.

          SECTION 4.5. SUPPLEMENTAL SECURITY. This security agreement is in addition and without prejudice to and supplemental to all other security now held or which may hereafter be held by the Lenders or the Agent.

          SECTION 4.6. SUCCESSORS AND ASSIGNS. This security agreement shall be binding upon the Obligor, its successors and assigns, and shall enure to the benefit of the Agent and its successors and assigns. All rights of the Agent shall be assignable and in any action brought by an assignee to enforce any such right, the Obligor shall not assert against the assignee any claim or defence which the Obligor now has or hereafter may have against the Agent or any of the Lenders.

          SECTION 4.7. GENDER AND NUMBER. Any reference in this security agreement to gender shall include all genders and words importing the singular number only shall include the plural and vice versa.

          SECTION 4.8. HEADINGS, ETC. The division of this security agreement into Articles and Sections and the insertion of headings are for convenient reference only and are not to affect its interpretation.

          SECTION 4.9. NO LIABILITY. Neither the Agent nor any Lender shall have any obligation or liability regarding the Collateral or any portion thereof by reason of, or arising out of, this security agreement.

          SECTION 4.10. AMENDMENTS. No amendment to, or waiver of, any provision of this security agreement shall be effective unless in writing and signed by the Agent (and, in the case of an amendment, signed by the Obligor).

          SECTION 4.11. SEVERABILITY. If any provision of this security agreement is deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

          SECTION 4.12. GOVERNING LAW. This security agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

          IN WITNESS WHEREOF the Obligor has caused this security agreement to be executed by its duly authorized officer as of the date first above written.

                                        [CANADIAN SUBSIDIARY]

                                        Per:  ___________________________
                                              Authorized Signing Officer

                                  SCHEDULE I

            CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS

                                  SCHEDULE II

                              PLACES OF BUSINESS

                                 SCHEDULE III

                          TRADENAMES AND LEGAL NAMES

                                  SCHEDULE IV

                             INTELLECTUAL PROPERTY

                                                                       EXHIBIT K

================================================================================


                            INTERCREDITOR AGREEMENT


                                     among


            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                                as U.S. Agent,


            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                                as Term Agent,


                   VARIOUS OTHER SENIOR SECURED CREDITORS OF
                     UNITED RENTALS (NORTH AMERICA), INC.


                                      and


            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                              as Collateral Agent


                        Dated as of September 29, 1998


================================================================================

                               TABLE OF CONTENTS

                                                                    PAGE
Preamble.............................................................  1

R E C I T A L S......................................................  1

SECTION 1.     DEFINED TERMS.........................................  2

SECTION 2.     APPOINTMENT OF COLLATERAL AGENT.......................  9

SECTION 3.     DECISIONS RELATING TO ADMINISTRATION AND EXERCISE
               OF REMEDIES VESTED IN THE MAJORITY BENEFITED
               PARTIES............................................... 10

SECTION 4.     APPLICATION OF PROCEEDS............................... 12

SECTION 5.     PREFERENTIAL PAYMENTS AND SPECIAL TRUST ACCOUNT....... 13

SECTION 6.     INFORMATION........................................... 14

SECTION 7.     ADDITIONAL BENEFITED PARTIES.......................... 15

SECTION 8.     DISCLAIMERS, INDEMNITY, ETC........................... 16

SECTION 9.     INVALIDATED PAYMENTS.................................. 20

SECTION 10.    MISCELLANEOUS......................................... 20

ACKNOWLEDGMENT OF AND CONSENT AND AGREEMENT TO INTERCREDITOR AGREEMENT

EXHIBITS - FORMS OF ACKNOWLEDGMENTS

                            INTERCREDITOR AGREEMENT

     This INTERCREDITOR AGREEMENT (as amended or otherwise modified from time to time, this "Agreement") dated as of September 29, 1998 is among BANK OF AMERICA
            ---------
NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA"), as U.S. Agent for the Banks (as
                                         ----
defined below) under the Credit Agreement referred to below (in such capacity, together with its successors and assigns in such capacity, the "U.S. Agent"),
                                                                ----------
BofA, as Agent for the Term Lenders (as defined below) under the Term Loan Agreement referred to below (in such capacity, together with its successors and assigns in such capacity, the "Term Agent"), various other Benefited Parties (as
                               ----------
defined below) and BofA, as Collateral Agent (as defined below).

                                R E C I T A L S

     WHEREAS, United Rentals (North America), Inc. (the "Company"), United
                                                         -------
Rentals, Inc. ("Parent"), United Rentals of Canada, Inc., various financial
                ------
institutions (the "Existing Banks" and, together with any Successor Banks (as
                   --------------
defined below) and the successors or assigns of any of the foregoing, the

"Banks"), Bank of America Canada, as Canadian Agent, and the U.S. Agent have
 -----
entered into the Credit Agreement dated as of September 29, 1998 (as amended, restated or otherwise modified from time to time, the "Existing Credit
                                                       ---------------
Agreement" and, together with any Successor Credit Agreement (as defined below), the "Credit Agreement");
     ----------------

     WHEREAS, the Company, various financial institutions (the "Existing Term
                                                                -------------
Lenders" and, together with any Successor Term Lenders (as defined below) and
-------
the successors or assigns of any of the foregoing, the "Term Lenders") and the
                                                        ------------
Term Agent have entered into the Term Loan Agreement dated as of July 10, 1998 (as amended, restated or otherwise modified from time to time, the "Existing
                                                                    --------
Term Loan Agreement" and, together with any Successor Term Loan Agreement (as
-------------------
defined below), the "Term Loan Agreement");
                     -------------------

     WHEREAS, the Company may assume or incur additional Permitted Senior Secured Debt (as defined below);

     WHEREAS, all obligations of the Company under the Existing Credit Agreement, under the Existing Term Loan Agreement, under any Permitted Senior Secured Debt and in respect of the Hedging Obligations (as defined below) have been (or upon the assumption or incurrence thereof will be) guaranteed by (i) all U.S. Subsidiaries (as defined below) pursuant to the U.S. Guaranty (as defined below) and (ii) Parent pursuant to the Parent Guaranty (as defined below).

     WHEREAS, all obligations of the Company under the Existing Credit Agreement, under the Existing Term Loan Agreement, in respect of any Permitted Senior Secured Debt and in respect of the Hedging Obligations, all obligations of each U.S. Subsidiary under the U.S. Guaranty and all obligations of Parent under the Parent Guaranty are (or upon the assumption or incurrence thereof will be) secured pursuant to the Security Documents (as defined below);

     WHEREAS, the U.S. Agent, the Existing Banks, the Term Agent and the Existing Term Lenders have agreed that the Credit Obligations (as defined below), the Term Obligations (as defined below), the Permitted Senior Secured Debt Obligations (as defined below) and the Hedging Obligations shall be secured pari passu pursuant to the Security Documents and shall be guaranteed pari passu pursuant to the U.S. Guaranty and the Parent Guaranty; the Benefited Parties (as defined below) desire that BofA act as the collateral agent (in such capacity, together with its successors and assigns in such capacity, the "Collateral
                                                                ----------
Agent") on behalf of all Benefited Parties regarding the Collateral (as defined below), the U.S. Guaranty and the Parent Guaranty, all as more fully provided herein; and the parties hereto have entered into this Agreement to, among other things, further define the rights, duties, authority and responsibilities of the Collateral Agent and the relationship between the Benefited Parties regarding their pari passu interests in the Collateral, the U.S. Guaranty and the Parent Guaranty;

     WHEREAS, it is contemplated that the Existing Banks or other financial institutions (the "Successor Banks") may enter into one or more agreements with
                   ---------------
the Company extending the maturity of or refinancing all or any portion of the Credit Obligations;

     WHEREAS, it is contemplated that the Existing Term Lenders or other financial institutions (the "Successor Term Lenders") may enter into one or more
                             ----------------------
agreements with the Company extending the maturity of or refinancing all or any portion of the Term Obligations; and

     WHEREAS, it is contemplated that the Permitted Creditors (as defined below) or other financial institutions (the "Successor Permitted Creditors") may enter
                                      -----------------------------
into one or more agreements with the Company extending the maturity of or refinancing all or any portion of the Permitted Senior Secured Debt Obligations;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    DEFINED TERMS.

     As used in this Agreement, and unless the context requires a different meaning, the following terms have the respective meanings indicated below, all such definitions to be equally applicable to the singular and plural forms of the terms defined:

     Affected Benefited Party - see Section 9.
     ------------------------       ---------

     Affiliate means, as to any Person, any other Person (i) directly or
     ---------
indirectly controlling, controlled by, or under common control with such Person,
(ii) in the case of Parent, which beneficially owns or holds securities representing 5% or more of the combined voting power of the Voting Stock of Parent or any Subsidiary of Parent, (iii) in the case of Parent, of which securities representing 5% or more of the combined voting power of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) are beneficially owned or held by Parent or a Subsidiary, or
(iv) in the case of Parent, any officer or director of Parent or any Subsidiary. For the purposes of this definition, "control" (including with correlative meanings the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     Agreement - see the Preamble.
     ---------           --------

     Bankruptcy Proceeding means, with respect to any Person, a general
     ---------------------
assignment by such Person for the benefit of its creditors, or the institution by or against such Person of any proceeding seeking relief as debtor, or seeking to adjudicate such Person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such Person or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property.

     Banks - see the recitals.
     -----           --------

     Benefited Obligations means (a) all Credit Obligations, (b) all Term
     ---------------------
Obligations, (c) all Hedging Obligations, (d) all Permitted Senior Secured Debt Obligations and (e) all other amounts payable by any Grantor under this Agreement, the U.S. Guaranty, the Parent Guaranty and any Security Document (including, without limitation, the reasonable fees and expenses of the Collateral Agent).

     Benefited Parties means the holders, from time to time, of the Benefited
     -----------------
Obligations.

     BofA - see the Preamble.
     ----           --------

     Collateral means all property of the Grantors in which a Lien has been
     ----------
granted pursuant to the Security Documents.

     Collateral Agent - see the recitals.
     ----------------           --------

     Company - see the recitals.
     -------           --------

     Company Pledge Agreement means the Second Restated Company Pledge Agreement
     ------------------------
dated as of September 29, 1998 between the Company and the Collateral Agent, as amended, restated or otherwise modified from time to time.

     Credit Agreement - see the recitals.
     ----------------           --------

     Credit Document means any "Loan Document" as defined in the Credit
     ---------------
Agreement.

     Credit Obligations means all obligations of every nature of the Company or
     ------------------
any other Grantor from time to time to the U.S. Agent, the Canadian Agent (as defined in the Credit Agreement) or any Bank under the Credit Agreement or any other Credit Document and shall specifically include all letter of credit fees under Section 5.2 of the Existing Credit Agreement.

     Enforcement means the commencement of a Bankruptcy Proceeding by or against
     -----------
any Grantor or the commencement of any enforcement, collection (including judicial or non-judicial foreclosure) or similar proceeding with respect to any Collateral, the U.S. Guaranty or the Parent Guaranty and, with respect to each of the U.S. Guaranty and the Parent Guaranty, shall include any demand for payment thereunder.

     Event of Default means an "Event of Default" or a "Default" or the
     ----------------
equivalent thereof as defined in any Financing Agreement.

     Existing Banks - see the recitals.
     --------------           --------

     Existing Credit Agreement - see the recitals.
     -------------------------           --------

     Existing Fees and Charges means any fees, indemnities or other expenses the
     -------------------------
payment of which is required by the Existing Credit Agreement or the Existing Term Loan Agreement or by any Permitted Senior Secured Debt Agreement as in effect on the date of the assumption or issuance by the Company of the applicable Permitted Senior Secured Debt; provided that "Existing Fees and
                                          --------
Charges" shall not include letter of credit fees under Section

5.2 of the Existing Credit Agreement (or any comparable provision of any Successor Credit Agreement).

     Existing Term Lenders - see the recitals.
     ---------------------           --------

     Existing Term Loan Agreement - see the recitals.
     ----------------------------           --------

     Financing Agreements means this Agreement, the Credit Documents, the Term
     --------------------
Loan Documents, the Permitted Senior Secured Debt Documents and any other instrument, document or agreement entered into in connection with any Benefited Obligation.

     Grantor means the Company, Parent, each U.S. Subsidiary and any other
     -------
Person who grants any Collateral to the Collateral Agent under any Security Document or who guarantees any Benefited Obligations.

     Group means each of (a) the Banks, (b) the Term Lenders and (c) any group
     -----
of Permitted Creditors holding Permitted Senior Secured Debt assumed or incurred by the Company on the same day pursuant to the same Permitted Senior Secured Debt Agreement (or substantially identical Permitted Senior Secured Debt Agreements).

     Hedging Obligations means all obligations of the Company to any Benefited
     -------------------
Party under or in connection with any Hedging Transaction.

     Hedging Transaction means each interest rate swap transaction, basis swap
     -------------------
transaction, forward rate transaction, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, equity swap transaction or other similar transaction (including any option with respect to any such transaction and any combination of any of the foregoing) entered into by the Company from time to time with any Benefited Party or any Affiliate thereof; provided that such transaction is entered into for purposes
                   --------
of protection from price, interest rate or currency fluctuations posed by bona fide debt, contract or purchase order obligations or from changes in the price of Parent's stock.

     Letter of Credit means a letter of credit issued pursuant to the Credit
     ----------------
Agreement.

     Lien means, with respect to any Person, any interest granted by such Person
     ----
in any real or personal property which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, charge, hypothecation or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

     Majority Benefited Parties means (a) the Required Banks, (b) the Required
     --------------------------
Term Lenders and (c) the Required Permitted Creditors for each other Group (if any), in each case voting as a class, provided that if at any time (I) the
                                      --------
aggregate principal amount of all outstanding indebtedness under the Credit Agreement plus the Maximum Available Amount of all Letters of Credit plus, at all times when a commitment to extend financing exists under the Credit Agreement and the Banks do not have the right to immediately terminate such commitment, the amount of all unused commitments under the Credit Agreement or
                                                                            --
(II) the aggregate principal amount of all outstanding indebtedness under the Term Loan Agreement or (III) the aggregate principal amount of all outstanding
                    --
indebtedness of any other Group represents, in any such case, less than 10% of the sum of the amounts referred to in clauses (I), (II) and (III) above, then
                                      -----------  ----     -----
any Group which represents less than 10% of the sum of such amounts shall not vote as a class and "Majority Benefited Parties" shall mean (A) each Group which
                     --------------------------
does vote as a class and (B) if any Group is not voting as a class, Benefited
                     ---
Parties, considered as a single class, holding a majority of the sum of the amounts referred to in clauses (I), (II) and (III) above.
                       -----------  ----     -----

     Maximum Available Amount means, with respect to any Letter of Credit, as of
     ------------------------
any date of determination, the maximum amount that may be drawn under such Letter of Credit (whether or not the beneficiary thereof shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letter of Credit).

     New Fees and Charges means (i) any fees, indemnities or other expenses the
     --------------------
payment of which is not required by the Existing Credit Agreement or the Existing Term Loan Agreement or by any Permitted Senior Secured Debt Agreement as in effect on the date of the assumption or issuance by the Company of the applicable Permitted Senior Secured Debt and (ii) any increase in the amount of such fees, indemnities or other expenses over the amount of Existing Fees and Charges.

     Notice of Special Default - see subsection 5(a).
     -------------------------       ---------------

     Parent - see the recitals.
     ------   ----------------

     Parent Guaranty means the Restated Parent Guaranty dated as of September
     ---------------
29, 1998 issued by Parent, as amended, restated or otherwise modified from time to time.

     Parent Pledge Agreement means the Restated Parent Pledge Agreement dated as
     -----------------------
of September 29, 1998 between Parent and the Collateral Agent, as amended, restated or otherwise modified from time to time.

     Permitted Creditor means each holder of Permitted Senior Secured Debt.
     ------------------

     Permitted Senior Secured Debt has the meaning set forth in the Credit
     -----------------------------
Agreement and the Term Loan Agreement as in effect on the date hereof without giving effect to any amendment thereto except to the extent that such amendment is effective under both such Agreements.

     Permitted Senior Secured Debt Agreement means any agreement evidencing or
     ---------------------------------------
setting forth the terms of any Permitted Senior Secured Debt.

     Permitted Senior Secured Debt Documents means each Permitted Senior Secured
     ---------------------------------------
Debt Agreement, the U.S. Guaranty, the Parent Guaranty and each Security
Document.

     Permitted Senior Secured Debt Obligations means all obligations of every
     -----------------------------------------
nature of the Company or any other Grantor from time to time to any Permitted Creditor under any Permitted Senior Secured Debt Agreement or any other Permitted Senior Secured Debt Document.

     Person means any individual, corporation, limited liability company,
     ------
partnership, trust or other entity.

     Preferential Payment means any payment or Proceeds from any Grantor or any
     --------------------
other source with respect to the Benefited Obligations (including from the exercise of any set-off) which is:

     (i) received by a Benefited Party within 90 days prior to the commencement of a Bankruptcy Proceeding with respect to the Company, or the acceleration of the principal of any Credit Obligations, Term Obligations or Permitted Senior Secured Debt Obligations, and which payment reduces (on a permanent basis through the date of commencement of such Bankruptcy Proceeding) the amount of the Benefited Obligations owed to such Benefited Party below the amount owed to such Benefited Party as of the 90th day prior to such occurrence, or

     (ii) received by a Benefited Party (A) within 90 days prior to the occurrence of any Event of Default (other than an Event of Default arising as a result of the commencement of a Bankruptcy Proceeding with respect to the Company) which has not been waived or cured within 45 days after the occurrence thereof and which payment reduces (on a permanent basis through the date of such Event of Default) the amount of the Benefited Obligations owed to such Benefited Party below the amount owed to such Benefited Party as of the 90th day prior to the occurrence of such Event of

Default or (B) within 45 days after the occurrence of such Event of Default, or

     (iii) received by a Benefited Party after the occurrence of a Special Event of Default except as provided in subsection 5(b).
                                       ---------------

     Proceeds means (i) with respect to Collateral, "proceeds" as such term is
     --------
defined in Article 9 of the Uniform Commercial Code as in effect in the State of Illinois on the date of this Agreement and, in any event, includes (a) any and all proceeds of any collection, sale or other disposition of the Collateral, (b) any and all amounts from time to time paid or payable under or in connection with any of the Collateral, and (c) any amount collected by any Benefited Party by way of set-off, deduction or counterclaim; (ii) with respect to the U.S. Guaranty, all amounts paid by any U.S. Subsidiary to the Collateral Agent under the U.S. Guaranty; and (iii) with respect to the Parent Guaranty, all amounts paid by Parent to the Collateral Agent under the Parent Guaranty.

     Repayment Event - see Section 9.
     ---------------       ---------

     Required Banks means "Required Banks" as defined in the Credit Agreement.
     --------------

     Required Permitted Creditors means, with respect to any Group of Permitted
     ----------------------------
Creditors, the percentage of such Permitted Creditors required to amend or waive a covenant under the applicable Permitted Senior Secured Debt Agreement (or, if applicable, Agreements).

     Required Term Lenders means "Required Lenders" as defined in the Term Loan
     ---------------------
Agreement.

     Security Agreement means the Second Restated Security Agreement dated as of
     ------------------
September 29, 1998 among the Grantors and the Collateral Agent, as amended, restated or otherwise modified from time to time.

     Security Documents means the Security Agreement, the Parent Pledge
     ------------------
Agreement, the Company Pledge Agreement, each Subsidiary Pledge Agreement and any other instrument or document pursuant to which any Grantor grants security to the Collateral Agent or any Benefited Party to secure any Benefited Obligation.

     Senior Debt means debt for borrowed money, excluding Credit Obligations,
     -----------
Term Loan Obligations and Permitted Senior Secured Debt Obligations, which is not subordinated in right of payment to any other obligation of the Company.

     Special Event of Default means (i) the commencement of a Bankruptcy
     ------------------------
Proceeding with respect to the Company, (ii) any other Event of Default which has not been waived or cured within 45 days after the occurrence thereof, or
(iii) the acceleration of the principal amount of any Benefited Obligation.

     Special Trust Account means an interest bearing trust account maintained by
     ---------------------
the Collateral Agent for the purpose of receiving and holding Preferential Payments.

     Subsidiary means, with respect to any Person, a corporation, limited
     ----------
liability company, partnership or other entity of which such Person and/or its other Subsidiaries own, directly or indirectly, more than 50% of the voting stock, membership interests or similar equity interests. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Parent.

     Subsidiary Pledge Agreement means any pledge agreement between a Subsidiary
     ---------------------------
of Parent and the Collateral Agent substantially in the form of Exhibit F to the Existing Credit Agreement (as in effect on the date hereof), in each case as amended, restated or otherwise modified from time to time.

     Successor Banks - see the recitals.
     ---------------           --------

     Successor Credit Agreement means any replacement, refinancing or
     --------------------------
restructuring of the Existing Credit Agreement and such term shall include any additional Senior Debt permitted to be incurred under a Successor Credit Agreement pursuant to Section 7; provided that each Bank thereunder or the agent
                      ---------  --------
acting on behalf of all such Banks has executed an acknowledgment to this Agreement in the form attached hereto as Exhibit A.
                                         ---------

     Successor Permitted Creditors - see the recitals.
     -----------------------------           --------

     Successor Permitted Senior Secured Debt Agreement means any replacement,
     -------------------------------------------------
refinancing or restructuring of any Permitted Senior Secured Debt Agreement and such term shall include any additional Senior Debt permitted to be incurred under a Successor Senior Secured Debt Agreement pursuant to Section 7; provided
                                                            ---------
that each Permitted Creditor thereunder or any agent acting on behalf of all such Permitted Creditors has executed an acknowledgment to this Agreement in the form attached hereto as Exhibit C.
                        ---------

     Successor Term Lenders - see the recitals.
     ----------------------           --------

     Successor Term Loan Agreement means any replacement, refinancing or
     -----------------------------
restructuring of the Existing Term Loan Agreement and such term shall include any additional Senior Debt permitted to be incurred under a Successor Term Loan Agreement pursuant to

Section 7; provided that each Term Lender thereunder or the agent acting on
---------
behalf of all such Term Lenders has executed an acknowledgment to this Agreement in the form attached hereto as Exhibit B.
                               ---------


     Term Agent - see the Preamble.
     ----------           --------

     Term Lenders - see the recitals.
     ------------           --------

     Term Loan Agreement - see the recitals.
     -------------------           --------

     Term Loan Document means any "Loan Document" as defined in the Term Loan
     ------------------
Agreement.

     Term Obligations means all obligations of every nature of the Company or
     ----------------
any other Grantor from time to time to the Term Agent or any Term Lender under the Term Loan Agreement and any other Term Loan Document.

     U.S. Agent - see the Preamble.
     ----------           --------

     U.S. Guaranty means the Second Restated Guaranty made in favor of the
     -------------
Collateral Agent and the Benefited Parties by the U.S. Subsidiaries dated as of September 29, 1998, as amended, restated or otherwise modified from time to time.

     U.S. Subsidiary means each Subsidiary of the Company, excluding any
     ---------------                                       ---------
Subsidiary which is organized under the laws of a jurisdiction other than, and which is conducting the majority of its business outside of, the United States or any state thereof.

     Voting Stock means, as to any corporation, capital stock of any class
     ------------
having power under ordinary circumstances to vote for the election of members of the board of directors of such corporation, or persons performing similar functions (whether or not at the time stock of any class shall have or might have special voting powers or rights by reason of the happening of any contingency).

 SECTION 2.    APPOINTMENT OF COLLATERAL AGENT.

     Each of the Banks (by its consent to the execution and delivery by the U.S. Agent of this Agreement) and each of the Term Lenders (by its consent to the execution and delivery by the Term Agent of this Agreement) and each other Benefited Party (by executing an acknowledgment in the form of one of the Exhibits hereto or by accepting the benefits hereof) hereby (a) designates and appoints BofA to serve as the Collateral Agent under this Agreement, the Security Documents, the U.S. Guaranty and the Parent Guaranty and (b) authorizes the Collateral Agent to act as agent for the Benefited Parties for the purposes of enforcing the

Benefited Parties' rights in respect of the Collateral, the U.S. Guaranty and the Parent Guaranty and the obligations of the Grantors under the Security Documents and the U.S. Guaranty and the Parent Guaranty, together with such other powers as are reasonably incidental thereto.

 SECTION 3. DECISIONS RELATING TO ADMINISTRATION AND EXERCISE OF REMEDIES VESTED IN THE MAJORITY BENEFITED PARTIES.

     (a)  Except as set forth in subsection 3(f), the Collateral Agent agrees
                                 ---------------
that it will not release Liens or Collateral or any Grantor from the U.S. Guaranty or the Parent Guaranty or commence Enforcement without the direction of the Majority Benefited Parties (and, in the case of a release of any Person from the U.S. Guaranty or the Parent Guaranty or of all or substantially all of the collateral granted under the Security Documents, all Banks, all Term Lenders and all Permitted Creditors). The Collateral Agent agrees to administer the Security Documents, the U.S. Guaranty, the Parent Guaranty and the Collateral and to make such demands and give such notices under the Security Documents, the U.S. Guaranty and the Parent Guaranty as the Majority Benefited Parties may request, and to take such action to enforce the Security Documents, the U.S. Guaranty and the Parent Guaranty and to realize upon, collect and dispose of the Collateral or any portion thereof and to make demands for payment under the U.S. Guaranty and the Parent Guaranty as may be directed by the Majority Benefited Parties. The Collateral Agent shall not be required to take any action that is in the opinion of counsel to the Collateral Agent contrary to law or to the terms of this Agreement, any Security Document, the U.S. Guaranty, the Parent Guaranty or any other Financing Agreement or that would in the opinion of such counsel subject the Collateral Agent or any of its officers, employees, agents or directors to any liability, and the Collateral Agent shall not be required to take any action under this Agreement, any Security Document, the U.S. Guaranty or the Parent Guaranty unless and until the Collateral Agent shall be indemnified to its reasonable satisfaction by one or more of the Benefited Parties against any and all loss, cost, expense or liability in connection therewith.

     (b) Each Benefited Party agrees that the Collateral Agent shall act as the Majority Benefited Parties may request (regardless of whether any individual Benefited Party agrees, disagrees or abstains with respect to such request), that the Collateral Agent shall have no liability for acting in accordance with such request (provided such action does not conflict with the express terms of this Agreement, the Security Documents, the U.S. Guaranty or the Parent Guaranty) and that no Benefited Party which is a member of the Majority Benefited Parties making any such request shall have any liability to any other Benefited

Party for such request. The Collateral Agent shall give prompt notice to each Bank, each Term Lender and each Permitted Creditor of any action taken pursuant to the instructions of the Majority Benefited Parties to enforce any Security Document, the U.S. Guaranty or the Parent Guaranty; provided that the failure to
                                                    --------
give any such notice shall not impair the right of the Collateral Agent to take any such action or the validity of any action so taken.

     (c) The Collateral Agent may at any time request directions from the Majority Benefited Parties as to any course of action or other matter relating hereto or relating to any Security Document, the U.S. Guaranty or the Parent Guaranty. Except as otherwise provided in this Agreement, directions given by the Majority Benefited Parties to the Collateral Agent hereunder shall be binding on all Benefited Parties for all purposes.

     (d) Nothing contained in this Agreement shall affect the right (if any) of any Benefited Party to give the Company or any other Grantor notice of any default or to accelerate or make demand for payment of its Benefited Obligations under the applicable Financing Agreement; provided that each Benefited Party
                                          --------
agrees not to take any action to enforce any term or provision of any Security Document or to enforce any of its rights in respect of the Collateral except through the Collateral Agent in accordance with this Agreement.

     (e) The Collateral Agent shall not be deemed to have actual or constructive knowledge or notice of the occurrence of any Event of Default until it has received written notice thereof from the Company or a Benefited Party stating that it is a "Notice of Default." Any Benefited Party which has actual knowledge of an Event of Default shall deliver to the Collateral Agent a written statement describing such Event of Default (provided that failure to do so shall
                                            --------
not constitute a waiver of such Event of Default by any Benefited Party). Upon receipt of a notice from the Company or a Benefited Party of the occurrence of an Event of Default, the Collateral Agent shall promptly (and in any event no later than three business days after receipt of such notice in the manner provided in subsection 10(a)) give notice of such Event of Default to all Banks,
            -----------------
Term Lenders and Permitted Creditors.

     (f) The Collateral Agent may (and shall at the request of any Grantor), without the approval of any other Benefited Party, (x) release any Collateral under any Security Document which is permitted to be sold or disposed of or otherwise released pursuant to the Credit Agreement, the Term Loan Agreement and any applicable Permitted Senior Secured Note Agreement and execute and deliver such releases as may be necessary to terminate of record the Collateral Agent's security interest (for the benefit of the Benefited Parties) in such Collateral and (y) release any Grantor from its obligations under the U.S. Guaranty which is permitted to be released pursuant to the Credit Agreement, the Term Loan Agreement and any applicable Permitted Senior Secured Debt Agreement. In determining whether any such release is permitted, the Collateral Agent may rely upon instructions from the Required Banks (as to whether any such release is permitted under the Credit Agreement), from the Required Term Lenders (as to whether any such release is permitted under the Term Loan Agreement) and the Required Permitted Creditors under each Permitted Senior Secured Debt Agreement or group of related Permitted Senior Secured Debt Agreements (as to whether any such release is permitted under the applicable Agreement or Agreements). In addition, the Collateral Agent may release all Collateral upon receipt of (i) written notice from the U.S. Agent that all Credit Obligations have been paid in full (other than contingent obligations (A) in respect of Letters of Credit which have been cash collateralized or otherwise provided for to the satisfaction of the Issuing Bank (as defined in the Credit Agreement) and (B) arising under provisions of the Credit Agreement which by their terms survive termination thereof) and all commitments to create Credit Obligations have been terminated, (ii) written notice from the Term Agent that all Term Obligations have been paid in full (other than any Term Obligations arising under provisions of the Term Loan Agreement which by their terms survive termination thereof), (iii) written notice from each holder of Hedging Obligations that such Hedging Obligations have been paid in full or otherwise provided for to the satisfaction of such holder (it being understood that if the Collateral Agent notifies the Banks, the Term Lenders and the Permitted Creditors that it intends to release the Collateral pursuant to this sentence, the Collateral Agent may conclusively presume that there are no Hedging Obligations other than those of which the Collateral Agent receives notice not later than the later of five business days after notice is sent by the Collateral Agent of such intended release and the business day before the date on which such release occurs), (iv) written notice from each Permitted Creditor that all Permitted Senior Secured Debt Obligations owed to such Permitted Creditor have been paid in full (other than any Permitted Senior Secured Debt Obligations arising under provisions of any Permitted Senior Secured Debt Document which by their terms survive termination thereof) and (v) payment of all other Benefited Obligations owed to the Collateral Agent or of which the Collateral Agent has received written notice.

SECTION 4.    APPLICATION OF PROCEEDS.

     (a) Any and all Proceeds received by the Collateral Agent in connection with an Enforcement and any Preferential Payments required to be paid to all Benefited Parties in accordance with the provisions of Section 5 shall be applied promptly by the Collateral Agent,
                  ---------
as follows:

          FIRST: To the payment of the reasonable costs and expenses of such sale, collection or other realization, including fees and expenses of counsel, and all reasonable expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all other amounts due to the Collateral Agent in its capacity as such;

          SECOND: To the ratable payment of the Benefited Obligations then due and owing to the Benefited Parties (other than Existing Fees and Charges and New Fees and Charges); provided that with respect to Benefited
                                --------
     Obligations consisting of the undrawn amounts of outstanding Letters of Credit, payment shall be made to the Collateral Agent, to be retained as Collateral, for the ratable portion of Benefited Obligations consisting of such undrawn amounts of outstanding Letters of Credit (it being understood
                                                            -------------------
     that (i) if any such Letter of Credit is drawn upon, the Collateral Agent shall pay to the Bank that issued such Letter of Credit the ratable portion of the amount of cash held as Collateral therefor pursuant to this clause which is allocable to the amount drawn upon such Letter of Credit and (ii) if and to the extent that any such Letter of Credit shall expire or terminate, the amount of cash held as Collateral therefor pursuant to this clause shall be applied in accordance with this subsection 4(a)),
                                                     ---------------
     calculated in accordance with the provisions of subsection 4(b);
                                                     ---------------

          THIRD: To the ratable payment of the Existing Fees and Charges owed to the Benefited Parties;

          FOURTH: To the ratable payment of the New Fees and Charges owed to the Benefited Parties; and

          FIFTH:   After payment in full of all Benefited Obligations, to the payment to or upon the order of the applicable Grantor, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

     Until such Proceeds are so applied, the Collateral Agent shall hold such Proceeds in its custody in accordance with its regular procedures for handling deposited funds.

     (b) Payment shall be based upon the proportion which the amount of the Benefited Obligations of each Benefited Party in the applicable paragraph (FIRST
                                                                           -----
through FOURTH) of subsection
        ------     -----------

4(a) bears to the total amount of all Benefited Obligations of all Benefited
----
Parties described in such paragraph.

     (c) The amount of Hedging Obligations owed to any Benefited Party shall be equal to the amount of the Company's obligations then due and payable (including early termination payments) in respect of all Hedging Transactions with such Benefited Party and all interest, fees and expenses with respect thereto, after giving effect to any netting of payments to which the Company is entitled with respect to such Hedging Transaction vis-a-vis such Benefited Party.

     (d) Payments by the Collateral Agent in respect of (i) the Credit Obligations shall be made to the U.S. Agent for distribution to the Banks in accordance with the Credit Agreement, (ii) the Term Loan Obligations shall be made to the Term Agent for distribution to the Term Lenders in accordance with the Term Loan Agreement, (iii) the Permitted Senior Secured Debt Obligations shall be made as directed in writing by the Permitted Creditors to whom such Permitted Senior Secured Debt Obligations are owed or, if applicable, to the agent for such Permitted Creditors and (iv) the Hedging Obligations shall be made to the Benefited Party entitled thereto.

 SECTION 5.    PREFERENTIAL PAYMENTS AND SPECIAL TRUST ACCOUNT; SHARING.

     (a) The Collateral Agent shall give each Benefited Party a written notice (a "Notice of Special Default") promptly, but no later than three business days,
    -------------------------
after being notified in writing by a Benefited Party that a Special Event of Default has occurred. After the receipt of such Notice of Special Default, all Preferential Payments other than those payments received pursuant to subsection
                                                                     ----------
5(b) shall be deposited into the Special Trust Account.  Each Benefited Party
----
agrees that no Event of Default shall occur for failure to pay any Benefited Party as a result of payments so made on a timely basis to the Collateral Agent.

     (b) If (i) such Special Event of Default is waived by the Required Banks and/or the Required Term Lenders and/or the Required Permitted Creditors under each applicable Permitted Senior Secured Debt Agreement or group of related Permitted Senior Secured Debt Agreements, as the case may be, and if no other Event of Default has occurred and is continuing, (ii) such Special Event of Default is cured by any amendment of the Credit Agreement and/or the Term Loan Agreement and/or the applicable Permitted Senior Secured Debt Agreements, as the case may be, and if no other Event of Default has occurred and is continuing or
(iii) no Benefited Obligations have been accelerated and the Majority Benefited Parties have not instructed the Collateral

Agent to commence Enforcement prior to the 90th day following such Special Event of Default, the Collateral Agent thereupon shall return all amounts, together with their pro rata share of interest earned thereon, held in the Special Trust Account representing payment of any Benefited Obligations to the Benefited Party initially entitled thereto, and no payments thereafter received by a Benefited Party shall constitute a Preferential Payment by reason of such cured or waived Special Event of Default. No payment returned to a Benefited Party for which such Benefited Party has been obligated to make a deposit into the Special Trust Account shall thereafter ever be characterized as a Preferential Payment. If the Special Event of Default is an Event of Default under the terms of more than one of the Credit Agreement, the Term Loan Agreement and the Permitted Senior Secured Debt Agreements, the Collateral Agent shall not return any payments to the Benefited Parties pursuant to clause (i) above unless each of the Required
                                  ----------
Banks, the Required Term Lenders and the Required Permitted Creditors under each applicable Permitted Senior Secured Debt Agreement or group of related Permitted Senior Secured Debt Agreements, in each case as applicable, have all waived such Special Event of Default.

     (c) Each Benefited Party agrees that upon the occurrence of a Special Event of Default it shall (i) promptly notify the Collateral Agent of the receipt of any Preferential Payment, (ii) hold the amount thereof in trust for the Benefited Parties and act as agent of the Benefited Parties during the time any such amounts are held by it and (iii) deliver to the Collateral Agent such amounts for deposit into the Special Trust Account.

     (d) If (i) an Event of Default has occurred and has not been waived or cured within 90 days after the occurrence thereof, (ii) the Benefited Obligations have been accelerated or (iii) the Majority Benefited Parties have instructed the Collateral Agent to commence Enforcement, then all funds, together with interest earned thereon, held in the Special Trust Account and all subsequent Preferential Payments shall be applied in accordance with the provisions of subsection 4(a).
              ---------------

     (e) If at any time any Benefited Party shall have received any payment or distribution (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) in excess of the payments or distributions such Benefited Party would have received through the operation of subsection 4(a),
                                                             ---------------
such Benefited Party shall hold such excess payment or distribution in trust for the benefit of the other Benefited Parties and shall promptly pay over such excess payment or distribution in the form received to the Collateral Agent for distribution to the Benefited Parties pursuant to subsection 4(a).
                                                  ---------------
Notwithstanding any contrary provision herein or any termination of this Agreement, this subsection 5(e) shall survive
                ---------------
until the Benefited Obligations are paid in full or such earlier time as all Benefited Parties (or their representatives) have agreed in writing to terminate this subsection 5(e).
     ---------------

     (f) If any Benefited Party makes any payment to the Collateral Agent for the benefit of the other Benefited Parties pursuant to subsection 5(e), each
                                                       ---------------
other Benefited Party shall, upon the request of the Benefited Party that made such payment (which request must be made to all other Benefited Parties), transfer to the Benefited Party that made such payment a portion of such other Benefited Party's claim against the Company equal to the amount such other Benefited Party received from the Collateral Agent as a result of such payment.


SECTION 6.    INFORMATION.

     If the Collateral Agent proceeds to enforce any Security Document, the U.S. Guaranty or the Parent Guaranty or to collect, sell, otherwise dispose of or take any other action with respect to any of such agreements or the Collateral or any portion thereof or proposes to take any other action pursuant to or contemplated by this Agreement, the Benefited Parties agree as follows:

     (a) The U.S. Agent shall promptly from time to time, upon the written request of the Collateral Agent, (i) notify the Collateral Agent of the outstanding Credit Obligations as at such date as the Collateral Agent may specify and (ii) notify the Collateral Agent of any payment received by the U.S. Agent to be applied to satisfy Credit Obligations. The U.S. Agent shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

     (b) The Term Agent shall promptly from time to time, upon the written request of the Collateral Agent, (i) notify the Collateral Agent of the outstanding Term Loan Obligations as at such date as the Collateral Agent may specify and (ii) notify the Collateral Agent of any payment received by the Term Agent to be applied to satisfy Term Loan Obligations. The Term Agent shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

     (c) Each Permitted Creditor (or, if applicable, the agent under any Permitted Senior Secured Debt Agreement on behalf of all Permitted Creditors thereunder) shall promptly from time to time, upon the written request of the Collateral Agent, (i) notify the Collateral Agent of the outstanding Permitted Senior Secured Debt Obligations owed to such Permitted Creditor (or, if applicable, all Permitted Creditors under the applicable Permitted Senior Secured Debt Agreement) as at such date as the Collateral Agent may specify,
(ii) notify the Collateral Agent of
the amount that would be payable as a "Make Whole Amount" or similar amount under the applicable Permitted Senior Secured Debt Agreement if such "Make Whole Amount" were payable as of the date of such request and (iii) notify the Collateral Agent of any payment received thereafter by such Permitted Creditor (or such agent) to be applied to satisfy Permitted Senior Secured Debt Obligations owing to such Permitted Creditor (or, if applicable, the Permitted Creditors for which such Person acts as agent). Each Permitted Creditor (or the agent therefor) shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

     (d) Each Benefited Party which is a party to a Hedging Transaction shall
(i) within 30 days after the commencement of any Enforcement, notify the Collateral Agent of the existence of such Hedging Obligations (and, if the Collateral Agent does not receive any such notice within such 30-day period, the Collateral Agent may conclusively presume that such Hedging Obligations do not exist (and make distributions pursuant hereto accordingly) until such notice is received), (ii) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the notional amount under such Hedging Transaction and the amount payable upon early termination of such Hedging Transaction at the date of termination thereof and (iii) notify the Collateral Agent of any payment received by such Benefited Party to be applied to amounts due upon early termination of such Hedging Transaction. Such Benefited Party shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

SECTION 7.    ADDITIONAL BENEFITED PARTIES.

     If (a) it is permitted to do so by the terms of the Credit Agreement, the Term Loan Agreement and the Permitted Senior Secured Debt Agreements and (b) no Event of Default, or event which, with the giving of notice or the lapse of time, or both, would become an Event of Default, exists or would result therefrom, then the Company may enter into one or more Successor Credit Agreements, Successor Term Loan Agreements or Successor Permitted Senior Secured Debt Agreements and, pursuant thereto, incur additional Senior Debt. The Senior Debt outstanding under such Successor Credit Agreements, Successor Term Loan Agreements or Successor Permitted Senior Secured Debt Agreements, as the case may be, shall be secured by the Collateral as provided herein and in the Security Documents and shall be guaranteed pursuant to the U.S. Guaranty and the Parent Guaranty as provided herein and in the U.S. Guaranty and the Parent Guaranty, respectively; provided that, at the time the Company enters into any
                        --------
such Successor Credit Agreement, Successor Term Loan Agreement or Successor Permitted Senior Secured Debt Agreement, each Successor Bank which is a party to such Successor Credit Agreement, or the agent on behalf of all such Successor Banks, each Successor Term Lender which is a party to such Successor Term Loan Agreement or the agent on behalf of all such Successor Term Lenders, and each Successor Permitted Creditor party to such Successor Permitted Senior Secured Debt Agreement, or the agent on behalf of all such Successor Permitted Creditors, as the case may be, shall sign an acknowledgment in the form of Exhibit A, B or C, respectively, attached to this Agreement, by which each such
---------- -    -
Successor Bank, Successor Term Lender or Successor Permitted Creditor, as the case may be, agrees to be bound by the terms of this Agreement, and by a signed acknowledgment thereof executed by the Company and each other Grantor shall be delivered to the Collateral Agent.

SECTION 8.    DISCLAIMERS, INDEMNITY, ETC.

     (a) The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Security Documents. The Collateral Agent shall not by reason of this Agreement, the Security Documents, the U.S. Guaranty or the Parent Guaranty be a trustee for any Benefited Party or have any other fiduciary obligation to any Benefited Party (including any obligation under the Trust Indenture Act of 1939, as amended). The Collateral Agent shall not be responsible to any Benefited Party for any recitals, statements, representations or warranties contained in any Financing Agreement or in any certificate or other document referred to or provided for in, or received by any of them under, any Financing Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Financing Agreement or any other document referred to or provided for therein or any Lien under any of the Security Documents or the U.S. Guaranty or the Parent Guaranty or the perfection or priority of any such Lien or for any failure by the Company, any other Grantor, any Benefited Party or any other Person to perform any of its respective obligations under any Financing Agreement. Without limiting the foregoing, the Collateral Agent shall not be required to take any action under any Security Document, the U.S. Guaranty or the Parent Guaranty, including, without limitation, any action to perfect any security interest granted in the Collateral pursuant to the Security Documents, or to administer any Collateral unless instructed to do so by the Majority Benefited Parties.
The Collateral Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for the gross negligence or willful misconduct of such Person.

     (b) The Collateral Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, facsimile, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of independent legal counsel, independent accountants and other experts selected by the Collateral Agent. As to any matters not expressly provided for by this Agreement, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Majority Benefited Parties, and such instructions of the Majority Benefited Parties, and any action taken or failure to act pursuant thereto, shall be binding on all Benefited Parties.

     (c) The Benefited Parties agree that they will indemnify the Collateral Agent, in its capacity as the Collateral Agent, ratably in accordance with the amount of the Benefited Obligations held by such Benefited Parties at the time such claim arises, to the extent the Collateral Agent is not reimbursed by the Grantors under the Security Documents, the U.S. Guaranty or the Parent Guaranty or reimbursed out of any Proceeds pursuant to clause FIRST of subsection 4(a),
                                                              ---------------
for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Agreement or any of the Security Documents or the U.S. Guaranty or the Parent Guaranty or the enforcement of any of the terms of any thereof, including fees and expenses of counsel (including the allocated cost of internal counsel); provided that no
                                                            --------
such Benefited Party shall be liable for any such payment to the extent the obligation to make such payment is found in a final judgment by a court of competent jurisdiction to have arisen solely from the Collateral Agent's gross negligence or willful misconduct. The obligations of the Benefited Parties under this subsection 8(c) shall survive the payment in full of the Benefited
     ---------------
Obligations and the termination of this Agreement; provided that no Benefited
                                                   --------
Party shall be liable for any such payment to the extent that the action or inaction giving rise to the obligation to make such payment arose more than one year after the Benefited Obligations of such Benefited Party have been paid in full.

     (d) Except for action expressly required of the Collateral Agent hereunder, the Collateral Agent shall, notwithstanding subsection 8(c), in all cases be
                                            ---------------
fully justified in failing or refusing to act hereunder unless it shall be further indemnified to its reasonable satisfaction by the Benefited Parties against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

     (e) The Collateral Agent may deem and treat the payee of any promissory note or other evidence of indebtedness or obligation relating to any Benefited Obligation as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof, signed by such payee and in form reasonably satisfactory to the Collateral Agent, shall have been filed with the Collateral Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any such note or other evidence of indebtedness or obligation shall be conclusive and binding on any subsequent holder, transferee or assignee of such note or other evidence of indebtedness or obligation and of any note or notes or other evidences of indebtedness or obligation issued in exchange therefor.

     (f) Except as expressly provided herein, in the Security Documents, in the U.S. Guaranty and in the Parent Guaranty, the Collateral Agent shall have no duty to take any affirmative steps with respect to the administration or collection of amounts payable in respect of the Security Documents or the U.S. Guaranty or the Parent Guaranty or the Collateral. The Collateral Agent shall incur no liability (except to the extent the actions or omissions of the Collateral Agent in connection therewith constitute gross negligence or willful misconduct) as a result of any sale of any Collateral, whether at any public or private sale.

     (g) The Collateral Agent may resign at any time by giving at least 30 days' notice thereof to the Company, the U.S. Agent, the Banks, the Term Agent, the Term Lenders and, if applicable, the Permitted Creditors (such resignation to take effect upon the acceptance by a successor Collateral Agent of any appointment as the Collateral Agent hereunder) and the Collateral Agent may be removed as the Collateral Agent at any time by any of (1) the Required Banks,
(2) the Required Term Lenders or (3) Permitted Creditors holding (or representing) more than 51% of the outstanding principal amount outstanding under any Permitted Senior Secured Debt Agreement or group of related Permitted Senior Secured Debt Agreements. In the event of any such resignation or removal of the Collateral Agent, the Majority Benefited Parties shall thereupon have the right (subject, so long as no Event of Default exists, to the consent of the Company, which shall not be unreasonably withheld or delayed) to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Majority Benefited Parties and shall have accepted such appointment within 30 days after the notice of the intent of the Collateral Agent to resign or the removal of the Collateral Agent, then the retiring Collateral Agent may, on behalf of the Benefited Parties, appoint a successor Collateral Agent. Any successor Collateral Agent appointed pursuant to this clause shall be a commercial bank or other financial institution organized under the laws of the

United States of America or any state thereof having (1) a combined capital and surplus of at least $500,000,000 and (2) a rating upon its long-term senior unsecured indebtedness of "A-2" or better by Moody's Investors Service, Inc. or "A" or better by Standard & Poor's Ratings Group. Upon the acceptance by a successor Collateral Agent of any appointment as the Collateral Agent hereunder, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent, and the retiring or removed Collateral Agent shall thereupon be discharged from its duties and obligations hereunder. If no successor Collateral Agent has accepted appointment as Collateral Agent hereunder by the date which is 30 days after a retiring Collateral Agent's notice of resignation, such retiring Collateral Agent's notice of resignation shall nevertheless become effective and the Benefited Parties shall perform all of the duties of the Collateral Agent until such time, if any, as the Majority Benefited Parties appoint a successor Collateral Agent. After any retiring Collateral Agent's resignation or removal hereunder, the provisions of Sections 3 and 8 shall
                                                    ----------     -
continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent.

     (h) In no event shall the Collateral Agent or any other Benefited Party be liable or responsible for any funds or investments of funds held by the Company or any of its Affiliates.

     (i) With respect to its share of the Benefited Obligations, BofA and its Affiliates shall have and may exercise the same rights and powers hereunder as, and shall be subject to the same obligations and liabilities as and to the extent set forth herein for, any other Benefited Party, all as if BofA were not the Collateral Agent. The terms "Benefited Parties", "Banks", "Required Banks", "Term Lenders", "Required Term Lenders" (and, if applicable, "Permitted Creditor") or any similar terms shall, unless the context clearly otherwise indicates, include BofA or any Affiliate of BofA in its individual capacity as a Benefited Party, Bank, one of the Required Banks, Term Lender or one of the Required Term Lenders (or, if applicable, one of the Permitted Creditors), as applicable. BofA and its Affiliates may lend money to, and generally engage in any kind of business with, any Grantor as if BofA were not acting as the Collateral Agent and without any duty to account therefor to the Benefited Parties. Without limiting the foregoing, each Benefited Party acknowledges that
(i) BofA is a Bank and the U.S. Agent under the Existing Credit Agreement, the Term Agent and a Term Lender under the Existing Term Loan Agreement and the Collateral Agent under the Security Documents and the U.S. Guaranty and the Parent Guaranty and (ii) BofA and its Affiliates may continue to engage in any credit decision with respect to the Credit Agreement, the Term

Loan Agreement or any Hedging Transaction under which BofA or an Affiliate thereof is a counterparty, in each case without any duty to account therefor to the other Benefited Parties by reason of its appointment as the Collateral Agent.

     (j) Each party hereto acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Benefited Party and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Financing Agreements to which it is a party. Each party hereto also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Benefited Party and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Financing Agreements to which it is a party.

     (k) If, with respect to any proposed action to be taken by it, the Collateral Agent shall determine in good faith that the provisions of this Agreement relating to the functions or discretionary powers of the Collateral Agent are or may be ambiguous or inconsistent, the Collateral Agent shall notify the Banks, the Term Lenders and the Permitted Creditors identifying the proposed action and the provisions it considers to be ambiguous or inconsistent, and may decline either to perform such function or responsibility or to exercise such discretionary power unless it has received the written confirmation of the Majority Benefited Parties that the Majority Benefited Parties concur that the action proposed to be taken by the Collateral Agent is consistent with the terms of this Agreement or is otherwise appropriate. The Collateral Agent shall be fully protected in acting or refraining from acting upon the confirmation of the Majority Benefited Parties in this respect, and such confirmation shall be binding upon all Benefited Parties, subject to subsection 10(b).
                                               ----------------

     (l) Each of the Company, Parent and each other Grantor, by its consent hereto, agrees to pay to the Collateral Agent, from time to time upon demand, all reasonable fees, costs and expenses of the Collateral Agent (including, without limitation, the reasonable fees and disbursements of such counsel and such special counsel as the Collateral Agent elects to retain and the allocated cost of internal legal services and all disbursements of internal counsel) (a) arising in connection with the enforcement of any of the provisions of this Agreement or the other Financing Agreements, (b) incurred or required to be advanced in connection with the administration of the Collateral, the sale or other disposition of the Collateral, the enforcement of the U.S. Guaranty, the enforcement of the Parent Guaranty and the preservation, protection or defense of the Collateral Agent's rights under this Agreement and the other Financing Agreements and in and to the Collateral, or (c) incurred by the Collateral Agent in connection with the resignation of the Collateral Agent pursuant to subsection
                                                                    ----------
8(g). The obligations of the Company, Parent and each other Grantor under this
----
subsection 8(l) shall survive the termination of the other provisions of this
---------------
Agreement.

SECTION 9.    INVALIDATED PAYMENTS.

     If the Collateral Agent or any other Benefited Party receives any amount pursuant to this Agreement that is subsequently required to be returned or repaid by the Collateral Agent or such other Benefited Party to the Company, Parent, any other Grantor or any Affiliate thereof or their respective representatives or successors in interest, whether by court order, settlement or otherwise (a "Repayment Event"), then
              ---------------

          (x) if the Repayment Event results in the Collateral Agent being required to return or repay any amount distributed by it to the other Benefited Parties under this Agreement, each Benefited Party to which such amount was distributed shall, forthwith upon its receipt of a notice thereof from the Collateral Agent, pay the Collateral Agent an amount equal to its ratable share (based on the amount distributed to such Benefited Party) of the amount required to be returned or repaid relating to such Repayment Event,

          (y) if the Repayment Event results in any Benefited Party being required to return or repay any amount received by it for its own account under this Agreement to the Company, Parent, any other Grantor or any Affiliate thereof or their respective representatives or successors in interest (any such Benefited Party, an "Affected Benefited Party"), each
                                             ------------------------
     other Benefited Party shall, forthwith upon its receipt of a notice thereof from the Affected Benefited Party, pay the Collateral Agent an amount for distribution to such Affected Benefited Party such that, after giving effect to such payment and distribution, all Benefited Parties shall have received such proportion of the Proceeds as they would have received had the original payment which gave rise to such Repayment Event not occurred, and

          (z) in either case, the Collateral Agent shall thereafter apply Proceeds received in a manner consistent with the terms of this Agreement such that all Benefited Parties receive such proportion of the Proceeds as they would have received had the original payment which gave rise to such Repayment Event not occurred;

it being understood that if any Benefited Party shall fail to promptly pay any
-------------------
such amount to the Collateral Agent, the

Collateral Agent may deduct such amount from any amount payable thereafter to such Benefited Party under this Agreement.

SECTION 10.   MISCELLANEOUS.

     (a) All notices and other communications provided for herein shall be in writing and may be sent by overnight air courier, facsimile communication or United States mail and shall be deemed to have been given when delivered by overnight air courier, upon receipt of facsimile communication or four business days after deposit in the United States mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto (until notice of a change thereof is delivered as provided in this subsection 10(a)) shall be set forth under such party's name on the
     ----------------
signature pages (including acknowledgments) hereof.

     (b) This Agreement may be amended, modified or waived only by an instrument or instruments in writing signed by the U.S. Agent (acting on behalf of the Banks), the Term Agent (acting on behalf of the Term Lenders), all Permitted Creditors (or any applicable agent on behalf of any group thereof) and the Collateral Agent.

     (c) This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and each other Benefited Party and their respective successors and assigns. If the holder of any Benefited Obligations shall transfer such Benefited Obligations, it shall promptly so advise the Collateral Agent. Each transferee of any Benefited Obligations shall take such Benefited Obligations subject to the provisions of this Agreement and to any request made, waiver or consent given or other action taken or authorized hereunder by each previous holder of such Benefited Obligations prior to the receipt by the Collateral Agent of written notice of such transfer; and, except as expressly otherwise provided in such notice, the Collateral Agent shall be entitled to assume conclusively that the transferee named in such notice shall thereafter be vested with all rights and powers as a Benefited Party under this Agreement (and the Collateral Agent may conclusively assume that no Benefited Obligations have been subject to any transfer other than transfers of which the Collateral Agent has received such a notice). Upon the written request of any Benefited Party, the Collateral Agent will provide such Benefited Party with copies of any written notices of transfer received pursuant hereto.

     (d) This Agreement shall continue to be effective among the Benefited Parties even though a case or proceeding under any bankruptcy or insolvency law or any proceeding in the nature of a receivership, whether or not under any insolvency law, shall be instituted with respect to the Company, Parent or any other Grantor or any portion of the property or assets of the Company,

Parent or any other Grantor, and all actions taken by the Benefited Parties with regard to such proceeding shall be by the Majority Benefited Parties; provided,
                                                                      --------
however, that nothing herein shall be interpreted to preclude any Benefited
-------
Party from filing a proof of claim with respect to its Benefited Obligations or from casting its vote, or abstaining from voting, for or against confirmation of a plan of reorganization in a case of bankruptcy, insolvency or similar law in its sole discretion.

     (e) Each party hereto agrees to do such further acts and things and to execute and deliver such additional agreements, powers and instruments as the Collateral Agent or any other Benefited Party may reasonably request to carry into effect the terms, provisions and purposes of this Agreement or to better assure and confirm unto the Collateral Agent or such other Benefited Party its respective rights, powers and remedies hereunder.

     (f) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. A facsimile of the signature of any party on any counterpart shall be effective as the signature of the party executing such counterpart for purposes of effectiveness of this Agreement.

     (g) This Agreement shall become effective immediately upon execution by the Collateral Agent, the U.S. Agent (acting on behalf of the Banks), the Term Agent (acting on behalf of the Term Lenders) and any applicable then-existing Permitted Creditors and shall continue in full force and effect until 91 days following the date upon which all Benefited Obligations are irrevocably paid in full and all commitments under the Credit Agreement have been terminated.

     (h) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

     (i) Headings of sections of this Agreement have been included herein for convenience only and should not be considered in interpreting this Agreement.

     (j) Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon or give to any Person other than the Benefited Parties any right, remedy or claim under or by reason of this Agreement or any covenant, condition or stipulation herein contained.

     (k) If any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     (l) Each of the Company, Parent and each other Grantor agrees to promptly deliver to the Collateral Agent any amendment, modification or supplement to any Financing Agreement.

     (m) EACH OF THE BANKS (BY ITS CONSENT TO THE EXECUTION AND DELIVERY BY THE U.S. AGENT OF THIS AGREEMENT) AND EACH OF THE TERM LENDERS (BY ITS CONSENT OT THE EXECUTION AND DELIVERY BY THE TERM AGENT OF THIS AGREEMENT) AND EACH OTHER BENEFITED PARTY (BY EXECUTING AN ACKNOWLEDGMENT IN THE FORM OF ONE OF THE EXHIBITS HERETO OR BY ACCEPTING THE BENEFITS HEREOF) WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER FINANCING AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, AND AGREES THAT ANY ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Collateral Agent


                         By: __________________________________________________
                         Title: _______________________________________________

                         Agency Management Services
                         231 South LaSalle Street
                         Chicago, Illinois  60697
                         Attention:  Jay McKeown
                         Telephone:  312/828-7299
                         Facsimile:   312/974-9102


                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as U.S. Agent
                         By: __________________________________________________
                         Title: _______________________________________________

                         Agency Management Services
                         231 South LaSalle Street
                         Chicago, Illinois  60697
                         Attention:  Jay McKeown
                         Telephone:  312/828-7299
                         Facsimile:   312/974-9102


                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Term Agent


                         By: __________________________________________________
                         Title: _______________________________________________

                         Agency Management Services
                         231 South LaSalle Street
                         Chicago, Illinois  60697
                         Attention:  Jay McKeown
                         Telephone:  312/828-7299
                         Facsimile:   312/974-9102

                  ACKNOWLEDGMENT OF AND CONSENT AND AGREEMENT
                          TO INTERCREDITOR AGREEMENT


     The undersigned, the Company, Parent and the other Grantors described in the Intercreditor Agreement set forth above, acknowledge and to the extent required consent to the terms and conditions thereof. Each of the undersigned hereby acknowledges and agrees to perform its obligations under subsections 8(l) and 10(l) of the Intercreditor Agreement and acknowledges and agrees that it is not a third-party beneficiary of, and has no rights under, the Intercreditor Agreement (except as otherwise provided in subsection 8(g) thereof).

     IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment of and Consent and Agreement to Intercreditor Agreement to be executed by its duly authorized officer as of September 29, 1998


                         UNITED RENTALS (NORTH AMERICA), INC.


                         By: ____________________________________
                         Title: ________________________________________


                         UNITED RENTALS, INC.


                         By: ____________________________________
                         Title: ________________________________________

                         A&A TOOL RENTALS AND SALES, INC.
                         ACCESS RENTALS, INC.
                         BNR EQUIPMENT INC.
                         CORAN ENTERPRISES INCORPORATED
                         UNITED EQUIPMENT RENTALS OF
                           HOUSTON, INC.
                         MERCER EQUIPMENT COMPANY
                         MISSION VALLEY RENTALS, INC.
                         NEVADA HIGH REACH EQUIPMENT,
                          INC.
                         UNITED RENTALS OF SOUTHERN
                           CALIFORNIA, INC.
                         RENTALS UNLIMITED, INCORPORATED
                         UNITED RENTALS OF COLORADO, INC.
                         HIGH REACH, INC.
                         VALLEY RENTALS, INC.
                         PALMER EQUIPMENT COMPANY
                         UNITED RENTALS OF UTAH, INC.
                         MISCO RENTS, INC.
                         UNITED RENTALS OF MID-ATLANTIC,
                           INC.
                         UNITED RENTALS OF NEW YORK, INC.
                         UNITED RENTALS OF NEW ENGLAND,INC.
                         YANKEE EQUIPMENT CORPORATION
                         GRAND VALLEY EQUIPMENT COMPANY, INC.
                         ADCO EQUIPMENT, INC.
                         ADCO EQUIPMENT SUPPLY, INC.
                         KUBOTA OF GRAND RAPIDS, INC.
                         DEALERS SERVICE CO.
                         MADISON EQUIPMENT SALES AND RENTAL, INC.
                         BEAR ASSOCIATES, INC.
                         UNITED RENTALS OF NEW JERSEY,
                          INC.
                         UNITED RENTS, ET. AL., INC.
                         ANDERSON OREGON RENTAL, INC.
                         ANDERSON WASHINGTON RENTAL, INC.
                         ARROW EQUIPMENT COMPANY
                         GREY FOX EQUIPMENT, INC.
                         HIGH REACH CO., INC.
                         INDEPENDENT SCISSOR LIFTS, INC.
                         INDEPENDENT SCISSOR LIFTS
                           SOUTHWEST, INC.
                         LIFT SYSTEMS, INC.
                         McCLINCH, INC.
                         McCLINCH LEASING CORPORATION
                         McCLINCH EQUIPMENT CORPORATION
                         McCLINCH CRANE SERVICES, INC.
                         McCLINCH EQUIPMENT SERVICES,
                           INC.
                         MID-MOUNTAIN MACHINERY, INC.

                         PAUL E. CARLSON, INC.
                         PHOENIX RENTAL CORPORATION
                         POWERS RENTALS & SALES, INC.
                         RENTAL TOOLS & EQUIPMENT CO.
                           INTERNATIONAL, INC.
                         ROSS EQUIPMENT CORPORATION
                         RYLAN, INC.
                         SPACE MAKER SYSTEMS OF VA., INC.
                         UNITED RENTALS OF KENTUCKY, INC.

                         By: ________________________________________
                         Name: Michael Nolan
                         Title: Vice President and
                                 Secretary

                                   EXHIBIT A

                                ACKNOWLEDGMENT

                          Date: ____________, _______


To:  Bank of America National Trust
     and Savings Association, as Collateral Agent

     Reference is made to the Intercreditor Agreement dated as of September 29, 1998 (as amended, restated or otherwise modified from time to time, the "Intercreditor Agreement"; capitalized terms not otherwise defined herein have
 -----------------------
the respective meanings set forth in the Intercreditor Agreement), among Bank of America National Trust and Savings Association ("BofA"), as U.S. Agent, BofA, as
                                                 ----
Term Agent, any other applicable senior secured creditors of United Rentals (North America), Inc. and BofA, as Collateral Agent.

     By executing and delivering this Acknowledgment, the undersigned [agent on behalf of the Successor Banks which are parties to a Successor Credit Agreement] [Successor Bank which is a party to a Successor Credit Agreement] hereby agrees [, on its behalf and on behalf of such Successor Banks,] to be bound by all the terms and provisions of the Intercreditor Agreement. The address set out under the signature of the undersigned below shall constitute its address for the purposes of subsection 10(a) of the Intercreditor Agreement until changed in accordance therewith.

     This Acknowledgment shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                                        [NAME] [, as Agent]


                                        By________________________,
                                        Name:
                                        Title:

                                        [address]

                                        ____________________________
                                        ____________________________

                                   EXHIBIT B

                                ACKNOWLEDGMENT

                          Date: ____________, _______


To:  Bank of America National Trust
     and Savings Association, as Collateral Agent

     Reference is made to the Intercreditor Agreement dated as of September 29, 1998 (as amended, restated or otherwise modified from time to time, the "Intercreditor Agreement"; capitalized terms not otherwise defined herein have
 -----------------------
the respective meanings set forth in the Intercreditor Agreement), among Bank of America National Trust and Savings Association ("BofA"), as U.S. Agent, BofA, as
                                                 ----
Term Agent, any other applicable senior secured creditors of United Rentals (North America), Inc. and BofA, as Collateral Agent.

     By executing and delivering this Acknowledgment, the undersigned [agent on behalf of the Successor Term Lenders which are parties to a Successor Term Loan Agreement] [Successor Term Lender which is a party to a Successor Term Loan Agreement] hereby agrees [, on its behalf and on behalf of such Successor Term Lenders,] to be bound by all the terms and provisions of the Intercreditor Agreement. The address set out under the signature of the undersigned below shall constitute its address for the purposes of subsection 10(a) of the Intercreditor Agreement until changed in accordance therewith.

     This Acknowledgment shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.


                                        [NAME] [, as Agent]


                                        By________________________,
                                        Name:
                                        Title:

                                        [address]

                                        ____________________________
                                        ____________________________

                                   EXHIBIT C

                                ACKNOWLEDGMENT

                          Date: ____________, _______


To:  Bank of America National Trust
     and Savings Association, as Collateral Agent

     Reference is made to the Intercreditor Agreement dated as of September 29, 1998 (as amended, restated or otherwise modified from time to time, the "Intercreditor Agreement"; capitalized terms not otherwise defined herein have
 -----------------------
the respective meanings set forth in the Intercreditor Agreement), among Bank of America National Trust and Savings Association ("BofA"), as U.S. Agent, BofA, as
                                                 ----
Term Agent, various other senior secured creditors of United Rentals (North America), Inc. and BofA, as Collateral Agent.

     By executing and delivering this Acknowledgment, the undersigned [agent on behalf of the Successor Permitted Creditors which are parties to a Successor Permitted Senior Secured Debt Agreement] [Successor Permitted Creditor which is a party to a Successor Permitted Senior Secured Debt Agreement] hereby agrees [, on its behalf and on behalf of such Successor Permitted Creditors,] to be bound by all the terms and provisions of the Intercreditor Agreement. The address set out under the signature of the undersigned below shall constitute its address for the purposes of subsection 10(a) of the Intercreditor Agreement until changed in accordance therewith.

     This Acknowledgment shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.


                                        [NAME] [, as Agent]


                                        By________________________,
                                        Name:
                                        Title:

                                        [address]

                                        ____________________________
                                        ____________________________

                                                                       EXHIBIT L

                            RESTATED PARENT GUARANTY


          THIS RESTATED PARENT GUARANTY dated as of September 29, 1998 is executed in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA"), individually and as Agent (as defined below), and the other Benefited
  ----
Parties (as defined in the Intercreditor Agreement referred to below).

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, United Rentals (North America), Inc. (the "Company"), United
                                                              -------
Rentals, Inc., United Rentals of Canada, Inc., various financial institutions (the "Banks"), Bank of America Canada, as Canadian Agent, and BofA, as U.S.
      -----
Agent (in such capacity, the "U.S. Agent"), have entered into the Credit
                              ----------
Agreement dated as of September 29, 1998 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");
                                 ----------------

          WHEREAS, the Company, various financial institutions (the "Term
                                                                     ----
Lenders") and BofA, as Agent (in such capacity, the "Term Agent"), have entered
-------                                              ----------
into the Term Loan Agreement dated as of July 10, 1998 (as amended, restated or otherwise modified from time to time, the "Term Loan Agreement");
                                           -------------------

          WHEREAS, the Company may assume or incur additional Permitted Senior Secured Debt (as defined in the Intercreditor Agreement referred to below);

          WHEREAS, certain creditors of the Company have entered into an Intercreditor Agreement dated as of the date hereof (as amended, restated or otherwise modified from time to time, the "Intercreditor Agreement") pursuant to
                                           -----------------------
which the Company, the undersigned, various subsidiaries of the Company, the U.S. Agent, the Term Agent, various other Benefited Parties and BofA, as collateral agent (in such capacity, together with any successor in such capacity, the "Agent"), have agreed that (i) the Credit Obligations (as defined
               -----
in the Intercreditor Agreement), the Term Obligations (as defined in the Intercreditor Agreement), the Permitted Senior Secured Debt Obligations (as defined in the Intercreditor Agreement) and the Hedging Obligations (as defined in the Intercreditor Agreement) shall be secured and guaranteed pari passu and
(ii) BofA shall act as collateral agent for the holders of the Benefited Obligations (as defined in the Intercreditor Agreement);

          WHEREAS, the Company is a wholly-owned subsidiary of the undersigned and the undersigned has agreed to guaranty the Liabilities (as defined below) as hereinafter set forth;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereto agrees as follows:

          1.  Definitions.  Capitalized terms used herein but not defined herein
              -----------
have the meanings assigned to such terms in the Intercreditor Agreement.

          2.  Guaranty.  The undersigned hereby unconditionally, as primary
              --------
obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all Benefited Obligations, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, in each case as the same may be amended, modified, extended or renewed from time to time (all such obligations being herein collectively called the "Liabilities").

          The undersigned agrees that upon the occurrence of any Event of Default (as defined in the Credit Agreement) under Section 12.1.4 of the Credit Agreement or any Event of Default (as defined in the Term Loan Agreement) under
Section 12.1.4 of the Term Loan Agreement or any "Event of Default" (or the equivalent thereof as defined in any Permitted Senior Secured Debt Agreement) under any substantially similar section of any Permitted Senior Secured Debt Agreement, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the undersigned will pay to the Agent for the account of the Benefited Parties forthwith the full amount which would be payable hereunder by the undersigned if all Liabilities were then due and payable.

          To secure all obligations of the undersigned hereunder, the Agent and each other Benefited Party shall have a lien on and security interest in (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by the undersigned hereunder, appropriate and apply toward the payment of such amount, in such order of application as the Agent or the other Benefited Parties may elect (in accordance with the Intercreditor Agreement, if then in effect)), any and all balances, credits, deposits, accounts or moneys of or in the name of the undersigned now or hereafter with the Agent or such other Benefited Party and any and all property of every kind or description of or in the name of the undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Agent or such other Benefited Party or any agent or bailee for the Agent or such other Benefited Party.

          This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty of payment and performance and not only collectibility, and shall remain in full force and effect (notwithstanding, without limitation, that at any time or from time to time no Liabilities are outstanding or any other circumstance) until all Commitments (as defined in the Credit Agreement) have terminated and all Liabilities have been paid in full (subject to reinstatement as provided in the immediately following paragraph).

          The undersigned further agrees that if at any time all or any part of any payment theretofore applied by the Agent or any other Benefited Party to any of the Liabilities is or must be rescinded or returned by the Agent or such other Benefited Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company or any other Grantor), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or such other Benefited Party, and (notwithstanding anything herein to the contrary) this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent or such other Benefited Party had not been made.

          The Agent or any other Benefited Party may, from time to time, at its sole discretion and without notice to the undersigned, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned for payment of any of the Liabilities when due, whether or not the Agent or such other Benefited Party shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other Grantor or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

          Any amounts received by the Agent or any other Benefited Party from whatever source on account of the Liabilities may be applied by it toward the payment of the Liabilities in accordance with the Intercreditor Agreement, if then in effect; and, notwithstanding any payments made by or for the account of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the Agent or any other Benefited Party until such time as this Guaranty shall have been discontinued and the Agent and the other Benefited Parties shall have received payment of the full amount of all Liabilities.

          The undersigned hereby expressly waives: (a) notice of the acceptance by the Agent or any other Benefited Party of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

          The undersigned further agrees to pay all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Agent or any other Benefited Party in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty against the undersigned.

          The creation or existence from time to time of additional Liabilities to the Agent or the other Benefited Parties or any of them is hereby authorized, without notice to the undersigned, and shall in no way affect or impair the rights of the Agent or the other Benefited Parties or the obligations of the undersigned under this Guaranty.

          The Agent and any other Benefited Party may from time to time, without notice to the undersigned, assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were a Benefited Party.

          No delay on the part of the Agent or any other Benefited Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent or any other Benefited Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Agent or any other Benefited Party except as expressly set forth in a writing duly signed and delivered on behalf of the Agent (or, if at any time there is no Agent, the Majority Benefited Parties).
No action of the Agent or any other Benefited Party permitted hereunder shall in any way affect or impair the rights of the Agent or any other Benefited Party or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of the Company to the Agent or any other Benefited Party arising under or in connection with any Financing Agreement, notwithstanding any right or power of the Company or anyone else to assert any claim or defense as to the invalidity or unenforceability of any obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder.

          This Guaranty has been delivered to the Agent and the Agent has been authorized to enforce this Guaranty on behalf of itself and each of the other Benefited Parties. All payments by the undersigned pursuant to this Guaranty shall be made to the Agent for application as set forth in the Intercreditor Agreement or, if there is no Agent, to the Benefited Parties for their ratable benefit.

          This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and to the extent that the Company, any other Grantor or the undersigned is either a partnership or a corporation, all references herein to the Company, such other Grantor and the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation.

          This Guaranty has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

          This Guaranty is secured pursuant to a Second Restated Security Agreement and a Restated Parent Pledge Agreement, each dated as of even date herewith (in each case as amended or otherwise modified from time to time), and may be secured by one or more other agreements (including, without limitation, one or more pledge agreements, mortgages, deeds of trust or other similar documents).

          ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER FINANCING AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER,
                                                             --------  -------
THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH UNDER ITS NAME IN SCHEDULE I HERETO
                                                            ----------
(OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE AGENT AND OTHER BENEFITED PARTIES AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE UNDERSIGNED HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER FINANCING AGREEMENTS.

          THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OF THE AGENT AND EACH OTHER BENEFITED PARTY, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR ANY OTHER FINANCING AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

                               UNITED RENTALS, INC.


                               By:_____________________________
                               Name:
                               Title:

                                  SCHEDULE I
                                 TO GUARANTY


                                    ADDRESS
                                    -------

                           Four Greenwich Office Park
                              Greenwich, CT 06830
                       Attention: Chief Financial Officer
                            Facsimile: 203-622-6080

                                                                       EXHIBIT M

                        RESTATED PARENT PLEDGE AGREEMENT


     THIS RESTATED PARENT PLEDGE AGREEMENT (this "Agreement") dated as of
                                                  ---------
September 29, 1998 is between UNITED RENTALS, INC., a Delaware corporation (the "Pledgor"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA"),
 -------                                                                 ----
as Agent (as defined below) for the Benefited Parties (as defined in the Intercreditor Agreement referred to below).

                              W I T N E S  E T H:
                              - - - - - - - - - -

     WHEREAS, United Rentals (North America), Inc. (the "Company"), the Pledgor,
                                                         -------
United Rentals of Canada, Inc., various financial institutions (the "Banks"),
                                                                     -----
Bank of America Canada, as Canadian Agent, and BofA, as U.S. Agent (in such capacity, the "U.S. Agent"), have entered into the Credit Agreement dated as of
               ----------
September 29, 1998 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");
           ----------------

     WHEREAS, the Company, various financial institutions (the "Term Lenders")
                                                                ------------
and BofA, as Agent (in such capacity, the "Term Agent"), have entered into the
                                           ----------
Term Loan Agreement dated as of July 10, 1998 (as amended, restated or otherwise modified from time to time, the "Term Loan Agreement");
                                 -------------------

     WHEREAS, the Company may assume or incur additional Permitted Senior Secured Debt (as defined in the Intercreditor Agreement referred to below);

     WHEREAS, certain creditors of the Company have entered into an Intercreditor Agreement dated as of the date hereof (as amended, restated or otherwise modified from time to time, the "Intercreditor Agreement") pursuant to
                                           -----------------------
which the Company, the Pledgor, various subsidiaries of the Company, the U.S. Agent, the Term Agent, various other Benefited Parties and BofA, as collateral agent, have agreed that (i) the Credit Obligations (as defined in the Intercreditor Agreement), the Term Obligations (as defined in the Intercreditor Agreement), the Permitted Senior Secured Debt Obligations (as defined in the Intercreditor Agreement) and the Hedging Obligations (as defined in the Intercreditor Agreement) shall be secured pari passu and (ii) BofA shall act as collateral agent for the holders of the Benefited Obligations (as defined in the Intercreditor Agreement);

     WHEREAS, the Company is a wholly-owned subsidiary of the Pledgor and the Pledgor has executed and delivered a guaranty (the "Guaranty") of the Benefited
                                                    --------
Obligations; and

     WHEREAS, the obligations of the Pledgor under the Guaranty are to be secured pursuant to this Agreement;

     NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Definitions.  When used herein, (a) capitalized terms used but not
         -----------
defined herein have the meanings assigned to such terms in the Intercreditor Agreement and (b) the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

          Agent means BofA in its capacity as "Collateral Agent" under and as
          -----
     defined in the Intercreditor Agreement, together with any successor thereto in such capacity.

          Agreement - see the introductory paragraph.
          ---------

          Banks - see the recitals.
          -----

          Benefited Parties - see the introductory paragraph.
          -----------------

          BofA - see the introductory paragraph.
          ----

          Collateral - see Section 2.
          ----------       ---------

          Company - see the recitals.
          -------

          Credit Agreement - see the recitals.
          ----------------

          Default means the occurrence of any of the following events:  (i) with
          -------
     respect to the Credit Agreement, (x) any Unmatured Event of Default with respect to the Company under Section 12.1.4 thereof or (y) any Event of Default, or (ii) with respect to the Term Loan Agreement, (x) any Unmatured Event of Default with respect to the Company under Section 12.1.4 thereof or (y) any Event of Default, (iii) any Event of Default under any Permitted Senior Secured Debt Agreement or (iv) any warranty of the Pledgor herein is untrue or misleading in any material respect and, as a result thereof, the Agent's security interest for the benefit of the Benefited Parties in any material portion of the Collateral is not perfected or the Agent's rights and remedies with respect to any material portion of the Collateral is materially impaired or otherwise materially adversely affected.

          Event of Default means, with respect to each of the Credit Agreement,
          ----------------
     the Term Loan Agreement and any Permitted Senior Secured Debt Agreement, an "Event of Default" as defined in such agreement.

          Guaranty - see the recitals.
          --------

          Intercreditor Agreement - see the recitals.
          -----------------------

          Issuer means the issuer of any of the shares of stock or other
          ------
     securities representing all or any of the Collateral.

          Liabilities means all Benefited Obligations.
          -----------

          Permitted Senior Secured Debt - see the recitals.
          -----------------------------

          Permitted Senior Secured Debt Obligations - see the recitals.
          -----------------------------------------

          Pledgor - see the introductory paragraph.
          -------

          Term Agent - see the recitals.
          ----------

          Term Lenders - see the recitals.
          ------------

          Term Loan Agreement - see the recitals.
          -------------------

          Unmatured Event of Default means, with respect to each of the Credit
          --------------------------
     Agreement, the Term Loan Agreement and any Permitted Senior Secured Debt Agreement, an "Unmatured Event of Default" (or the equivalent thereof) as defined in such agreement.

          U.S. Agent - see the recitals.
          ----------

     2.   Pledge.  As security for the payment of all Liabilities, the Pledgor
          ------
hereby pledges to the Agent for the benefit of the Benefited Parties, and grants to the Agent for the benefit of the Benefited Parties a continuing security interest in, all of the following:

          A.  All of the shares of stock and other securities described in

     Schedule I hereto, all of the certificates and/or instruments representing
     ----------
     such shares of stock and other securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities;

          B.  All additional shares of stock of any of the Issuers listed in

     Schedule I hereto at any time and from time to time acquired by the Pledgor
     ----------
     in any manner, all of the certificates representing such additional shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

          C. All other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

          D.  All products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the "Collateral".
                                                         ----------

     The Pledgor agrees to deliver to the Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by undated stock or bond powers executed in blank), any Collateral (other than dividends which the Pledgor is entitled to receive and retain pursuant to Section 5 hereof)
                                                          ---------
which may at any time or from time to time be in or come into the possession or control of the Pledgor; and prior to the delivery thereof to the Agent, such Collateral shall be held by the Pledgor separate and apart from its other property and in express trust for the Agent for the benefit of the Benefited Parties.

     3.   Warranties; Further Assurances.  The Pledgor warrants to the Agent for
          ------------------------------
the benefit of each Benefited Party that: (a) the Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of the Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) the pledge and delivery of the Collateral pursuant to this Agreement will create a valid perfected security interest in the Collateral in favor of the Agent for the benefit of the Benefited Parties; (c) all shares of stock referred to in Schedule I hereto are
                                                          ----------
duly authorized, validly issued, fully paid and non-assessable; (d) as to each Issuer whose name appears in Schedule I hereto, the Collateral represents on the
                             ----------
date hereof not less than the applicable percent (as shown in Schedule I hereto)
                                                              ----------
of the total shares of capital stock issued and outstanding of such Issuer; and
(e) the information contained in Schedule I hereto is true and accurate in all
                                 ----------
respects.

     So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of any Benefited Party with respect to the creation of any Liabilities, the Pledgor (i) shall not, except with the express prior written consent of the Agent, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the stock of any Issuer which is pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any of the Collateral; (ii) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Agent) and do such other acts and things, all as the Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities; (iii) will execute and deliver to the Agent such stock powers and similar documents relating to the Collateral, satisfactory in form and substance to the Agent, as the Agent may reasonably request; and (iv) will furnish the Agent or any other Benefited Party such information concerning the Collateral as the Agent or such other Benefited Party may from time to time reasonably request, and will permit the Agent or any other Benefited Party or any designee of the Agent or any other Benefited Party, from time to time at reasonable times and on reasonable notice (or at any time without notice during the existence of a Default), to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Collateral, and will, upon request of the Agent at any time when a Default has occurred and is continuing, deliver to the Agent all of such records and papers.

     4.   Holding in Name of Agent, etc.  The Agent may from time to time after
          -----------------------------
the occurrence and during the continuance of a Default, without notice to the Pledgor, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Agent or any nominee or sub-agent for the Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of the Pledgor to allow collection of the Collateral,
(e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Collateral.

     5.   Voting Rights, Dividends, etc.  (a) Notwithstanding certain provisions
          -----------------------------
of Section 4 hereof, so long as the Agent has not given the notice referred to
   ---------
in paragraph (b) below:
   -------------

          A. The Pledgor shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by the Pledgor of stock purchase or subscription rights may be made only from funds of the Pledgor not comprising part of the Collateral) relating or pertaining to the Collateral or any part thereof for any purpose; provided, however, that the Pledgor agrees that it will
                      --------  -------
     not exercise any such right or power in any manner which would have a material adverse effect on the value of the Collateral or any part thereof.

          B. The Pledgor shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral which are paid in cash by any Issuer if such dividends are permitted by the Credit Agreement, the Term Loan Agreement and any Permitted Senior Secured Debt Agreement, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of stock or securities or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by the Pledgor, shall be forthwith delivered to the Agent in due form for transfer (i.e., endorsed in blank or accompanied by undated stock or bond powers executed in blank) to be held for the purposes of this Agreement.

          C. The Agent shall execute and deliver, or cause to be executed and delivered, to the Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends which
                             ----------
     it is authorized to retain pursuant to clause (B) above.
                                            ----------

     (b) Upon notice from the Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which the Pledgor is entitled to exercise pursuant to Section 5(a)(A) hereof, and all rights of the
                                 ---------------
Pledgor to receive and retain dividends pursuant to Section 5(a)(B) hereof,
                                                    ---------------
shall forthwith cease, and all such rights and powers shall thereupon become vested in the Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends. Any and all money and other property paid over to or received by the Agent pursuant to this paragraph (b) shall be retained by the
                                       -------------
Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

     6.  Remedies.  Whenever a Default shall exist, the Agent may exercise from
         --------
time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in Illinois or otherwise available to it. Without limiting the foregoing, whenever a Default shall exist the Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of the Pledgor therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. The Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Agent of any of its rights and remedies during the continuance of a Default. Any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any of the Collateral may be applied by the Agent to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Agent toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the Pledgor or as a court of competent jurisdiction shall direct).

     The Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Agent shall not be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     7.  General.  The Agent shall be deemed to have exercised reasonable care
         -------
in the custody and preservation of the Collateral if it takes such action for that purpose as the Pledgor shall request in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by the Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Collateral.

     No delay on the part of the Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Agent, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     All obligations of the Pledgor and all rights, powers and remedies of the Agent and the other Benefited Parties expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

     This Agreement has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     This Agreement shall be binding upon the Pledgor and the Agent and their respective successors and assigns, and shall inure to the benefit of the Pledgor and the Agent and the successors and assigns of the Agent.

     This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement.

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FINANCING AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT
                                                      --------  -------
ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF THE PLEDGOR SHOWN UNDER ITS SIGNATURE HERETO, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS.

     EACH OF THE PLEDGOR, THE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OTHER BENEFITED PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER FINANCING AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION

HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.


                                        UNITED RENTALS, INC.



                                        By:_____________________________
                                           Chief Financial Officer

                                        Address:
                                        Four Greenwich Office Park
                                        Greenwich, CT 06830
                                        Attention:   Chief Financial
                                                         Officer
                                        Facsimile:  203-622-6080


                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, as
                                        Collateral Agent



                                        By:__________________________
                                        Title:_______________________

                                        Address:
                                        231 South LaSalle Street
                                        Chicago, Illinois 60697
                                        Attention: Service Industries
                                                      Group
                                        Facsimile:  (312) 828-1974

                                   SCHEDULE I
                                       TO
                            PARENT PLEDGE AGREEMENT

                                     STOCK
                                     -----


                                                               Pledged Shares
                                                     No. of   as of % of Total   Total Shares of
                                        Certificate  Pledged    Shares Issued        Issuer
Issuer                                      No.      Shares    and Outstanding     Outstanding
------                                  -----------  -------  -----------------  ---------------
United Rentals (North America), Inc.         2        1,000          100%              1,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

                                   EXHIBIT N

                                    FORM OF
                 REQUEST FOR INCREASE IN AGGREGATE COMMITMENT

                       ___________________________, 1998

Bank of America National Trust and
     Savings Association, as U.S.
     Agent under the Credit Agreement
     referred to below
231 South LaSalle Street
Chicago, Illinois  60697
Attn: Jay McKeown

Ladies/Gentlemen:

     Please refer to the Credit Agreement dated as of September 29, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement") among
                                                      ----------------
United Rentals (North America), Inc. (the "Company"), United Rentals, Inc.,
                                           -------
United Rentals of Canada, Inc., various financial institutions, Bank of America Canada, as Canadian Agent, and Bank of America National Trust and Savings Association, as U.S. Agent. Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

     In accordance with Section 6.1.2 of the Credit Agreement, the Company hereby requests an increase in the Aggregate Commitment from U.S.$__________ to U.S.$__________. Such increase shall be made by [increasing the Commitment of ____________ from U.S.$________ to U.S.$________] [adding _____________ as a
U.S. Bank under the Credit Agreement with a Commitment of U.S.$____________] as set forth in the letter attached hereto. Such increase shall be effective three Business Days after the date that the U.S. Agent accepts the letter attached hereto or such other date as is agreed among the Company, the U.S. Agent and the [increasing] [new] U.S. Bank.

                         Very truly yours,



                         UNITED RENTALS (NORTH AMERICA), INC.


                         By:____________________________
                         Title:_________________________

                             ANNEX I TO EXHIBIT N

                                    [Date]

Bank of America National Trust
 and Savings Association,
 as U.S. Agent
231 South LaSalle Street
Chicago, Illinois  60697
Attn: Jay McKeown

Ladies/Gentlemen:

     Please refer to the letter dated ________, 1998 from United Rentals (North America), Inc. (the "Company") requesting an increase in the Aggregate
                     -------
Commitment from U.S.$__________ to U.S.$__________ pursuant to Section 6.1.2 of the Credit Agreement dated as of September 29, 1998 (the "Credit Agreement")
                                                          ----------------
among the Company, United Rentals, Inc., United Rentals of Canada, Inc., various financial institutions (including the undersigned U.S. Bank), Bank of America Canada, as Canadian Agent, and Bank of America National Trust and Savings Association, as U.S. Agent. Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

     The undersigned hereby confirms that it has agreed to increase its Commitment under the Credit Agreement from U.S.$__________ to U.S.$__________ effective on the date which is three Business Days after the acceptance hereof by the U.S. Agent or on such other date as may be agreed among the Company, the U.S. Agent and the undersigned.

                              Very truly yours,

                              [NAME OF INCREASING U.S. BANK]

                              By:_________________________
                              Title:______________________
Accepted as of
_________, ____

BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION,
  as U.S. Agent


By:___________________________
Title:________________________

                             ANNEX II TO EXHIBIT N

                                    [Date]


Bank of America National Trust
 and Savings Association,
 as U.S. Agent
231 South LaSalle Street
Chicago, Illinois  60697
Attn:  Jay McKeown

Ladies/Gentlemen:

     Please refer to the letter dated ________, 1998 from United Rentals (North America), Inc. (the "Company") requesting an increase in the Aggregate
                     -------
Commitment from U.S.$__________ to U.S.$__________ pursuant to Section 6.1.2 of the Credit Agreement dated as of September ___, 1998 (the "Credit Agreement")
                                                           ----------------
among the Company, United Rentals, Inc., United Rentals of Canada, Inc., various financial institutions, Bank of America Canada, as Canadian Agent, and Bank of America National Trust and Savings Association, as U.S. Agent. Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

     The undersigned hereby confirms that it has agreed to become a U.S. Bank under the Credit Agreement with a commitment of U.S.$__________ effective on the date which is three Business Days after the acceptance hereof, and consent hereto, by the U.S. Agent or on such other date as may be agreed among the Company, the U.S. Agent and the undersigned.

     The undersigned (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements delivered by Parent pursuant to the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to become a U.S. Bank under the Credit Agreement; and (b) agrees that it will, independently and without reliance upon the U.S. Agent, the Canadian Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

     The undersigned represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this letter and to become a U.S. Bank under the Credit Agreement; and (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution and delivery of this letter and the performance of its obligations as a U.S. Bank under the Credit Agreement.

     The undersigned agrees to execute and deliver such other instruments, and take such other actions, as the U.S. Agent may reasonably request in connection with the transactions contemplated by this letter.

     The following administrative details apply to the undersigned:

          (A)  Notice Address:

               Legal name: __________________________
               Address:  _______________________________
                         _______________________________
                         _______________________________
               Attention:  _____________________________
               Telephone:  (___) _______________________
               Facsimile:  (___) ______________________

          (B)  Payment Instructions:

               Account No.:  ___________________________
                    At:      ___________________________
                             ___________________________
                             ___________________________
               Reference:    ___________________________
               Attention:    ___________________________

     The undersigned acknowledges and agrees that, on the date on which the undersigned becomes a U.S. Bank under the Credit Agreement as set forth in the second paragraph hereof, the undersigned will be bound by the terms of the Credit Agreement as fully and to the same extent as if the undersigned were an original U.S. Bank under the Credit Agreement.

                              Very truly yours,

                              [NAME OF NEW U.S. BANK]

                              By:_________________________
                              Title:______________________


Accepted and consented to as of
_________, 1998

BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION,
  as U.S. Agent

By:___________________________________